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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 624-6782

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

This Page Intentionally Left Blank

Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.92 0.61%	–3.58 0.97%	4.26 5.22%	5.25 5.73%	1.04 1.04%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.82 0.71	–3.58 0.96	4.10 5.06	5.15 5.63	1.06 1.06
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.71 0.23	–4.65 0.22	3.96 4.30	4.84 4.84	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.76 0.23	–0.86 0.12	4.28 4.28	4.83 4.83	1.81 1.81
Class I Shares	No Sales Charge		0.73	1.22	5.48	6.04	0.79
Class R2 Shares[4]	No Sales Charge		0.56	0.87	5.12	5.63	1.14

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class A shares through February 27, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	2.06%	4.46%	4.12%	4.75%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[6]	0.12	0.23	0.33	1.94
Morningstar Nontraditional Bond Category Average[7]	0.48	0.96	3.01	4.33

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity and is the Fund’s secondary benchmark. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.
7.	The Morningstar nontraditional bond category average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. The Fund has selected the Morningstar nontraditional bond category average as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,006.10	$5.02	$1,019.80	$5.06

Investor Class Shares	$1,000.00	$1,007.10	$5.08	$1,019.70	$5.11

Class B Shares	$1,000.00	$1,002.30	$8.79	$1,016.00	$8.85

Class C Shares	$1,000.00	$1,002.30	$8.79	$1,016.00	$8.85

Class I Shares	$1,000.00	$1,007.30	$3.78	$1,021.00	$3.81

Class R2 Shares	$1,000.00	$1,005.60	$5.47	$1,019.30	$5.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Class A, 1.02% for Investor Class, 1.77% for Class B and Class C, 0.76% for Class I and 1.10% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	CITGO Petroleum Corp., 4.50%–6.25%, due 7/29/21–8/15/22
2.	Bank of America Corp., 3.30%–8.57%, due 6/1/19–12/29/49
3.	Kinder Morgan, Inc., 5.00%–7.75%, due 2/15/21–1/15/32
4.	Milacron LLC, (zero coupon)–4.00%, due 3/28/20–9/28/20
5.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–7/29/49
6.	Energy Transfer Equity, L.P., 3.25%–5.875%, due 12/2/19–1/15/24
7.	Hilton Worldwide Finance LLC, 3.50%, due 10/26/20
8.	Scientific Games International, Inc., 6.00%–10.00%, due 10/18/20–12/1/22
9.	Ally Financial, Inc., 3.50%–8.00%, due 1/27/19–11/1/31
10.	MPH Acquisition Holdings LLC, 3.75%–6.625%, due 3/31/21–4/1/22

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 0.61% for Class A shares, 0.71% for Investor Class shares and 0.23% for Class B and Class C shares for the six months ended April 30, 2015. Over the same period, the Fund returned 0.73% for Class I shares and 0.56% for Class R2 shares. For the six months ended April 30, 2015, all share classes underperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the 0.12% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2015, Class A, Investor Class, Class I and Class R2 shares outperformed—and Class B and Class C shares underperformed—the 0.48% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

In a rather volatile market, the Fund posted a positive absolute return during the reporting period. Credit spreads3 widened early in the reporting period, largely because of volatility in the energy sector. This had a negative impact on the Fund’s relative performance because of the Fund’s exposure to the energy sector. The energy sector made up about 15% of the high-yield bond market during the reporting period, so the dramatic price swings in oil and gas in the fourth quarter of 2014 had a material impact on the market as a whole and on the Fund as well. Midway through the reporting period, energy prices started to stabilize and drift higher, which helped the prices of bonds held by the Fund. Energy bonds were substantial contributors to the Fund’s relative performance during the first four months of 2015. (Contributions take weightings and total returns into account.)

During the reporting period, the U.S. Treasury yield curve4 flattened, and our duration5 hedge on the front end of the yield curve had a positive impact on the Fund’s relative performance. On the other hand, the Fund’s underweight position relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities in the intermediate portion of the curve detracted from relative performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. This positioning was a result of two factors. First, the Fund maintained a substantial short position in U.S. Treasury securities through futures and interest rate swaps to lower the Fund’s overall duration and hedge against a rise in interest rates. Second, the Fund held a position in high-yield corporate bonds, which were not part of the Barclays U.S. Aggregate Bond Index. High-yield corporate bonds tend to have shorter durations than investment-grade corporate bonds. High-yield corporate bonds also tend to have a low correlation to U.S. Treasury securities, so they tend to have a lower sensitivity to interest rates, although they are not immune to interest-rate changes. At the end of the reporting period, the Fund’s effective duration was approximately 1.0 year, which was roughly 4.5 years shorter than the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period we considered a number of factors in positioning the Fund. These factors included inconsistent economic data, the energy sell-off and a flattening yield curve. Nevertheless, we did not make any major changes to the Fund’s positioning. During the reporting period, we moderately increased the Fund’s spread duration and we reduced the Fund’s exposure to emerging-market debt because we believed that idiosyncratic risks had bubbled up in that sector.

Regarding the yield curve, our expectation that the curve would continue to flatten prompted us to short the front end of the curve. Though high-yield corporate bonds proved to be more volatile than most other sectors during the reporting period (largely because of the sell-off in energy), we continued to anticipate that further spread compression would occur, and the Fund maintained its overweight position relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Nontraditional Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Despite the volatility of riskier assets, such as high-yield bonds and bank loans, such assets were among the best performers and largest contributors to the Fund’s performance. With the exception of some specific issues in the energy sector, we believe that the fundamental underpinnings of the high-yield corporate bond issuer base remained in excellent shape. We anticipated that spreads could compress from current levels, which we believed would continue to benefit high-yield corporate bonds. The Fund’s position in investment-grade corporate bonds had a neutral contribution to performance during the reporting period. The Fund’s biggest detractor from relative performance during the reporting period was a position in emerging-market corporate debt. We moderately reduced the Fund’s exposure to emerging-market debt during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated Fund positions in ZF North America Capital and Sunoco. ZF North America Capital is a global leader in driveline and chassis technology and is one of the top three automotive suppliers worldwide. Sunoco is one of the largest gasoline distributors in the United States. We purchased the bonds because they reflected strong company fundamentals, good cash flow and competitive yields. Our positons in services company United Rentals and energy-related company Access Midstream Partners were called (redeemed by the issuer prior to maturity) from the Fund during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

We made no significant changes to the Fund’s sector weightings relative to the Barclays U.S. Aggregate Bond Index, but we did moderately reduce the Fund’s positon in emerging-market corporate bonds, while selectively increasing the Fund’s position in U.S. high-yield corporate bonds.

How was the Fund positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets did not change. As of the end of the reporting period, we believed that economic growth would continue to be moderate while the Federal Reserve remains highly accommodative. Even so, we believe that it’s increasingly likely that the Federal Open Market Committee will raise the federal funds target rate in the coming months. Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of April 30, 2015, the Fund maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically high-yield corporate bonds. As of the same date, the Fund held an underweight position relative to the Index in sectors (such as U.S. Treasury securities and agency securities) that we view as more interest-rate sensitive.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 92.8%† Asset-Backed Securities 0.2%
Home Equity 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.234%, due 10/25/36 (a)	$355,696	$323,010
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.244%, due 5/25/37 (a)	152,903	96,275
First NLC Trust Series 2007-1, Class A1 0.244%, due 8/25/37 (a)(b)	413,300	233,196
GSAA Home Equity Trust Series 2006-14, Class A1 0.224%, due 9/25/36 (a)	889,270	472,193
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.304%, due 4/25/37 (a)	143,007	136,998
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.274%, due 4/25/37 (a)	128,712	126,610
JP Morgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.274%, due 3/25/47 (a)	183,230	113,720
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.224%, due 11/25/36 (a)	108,474	51,379
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE8, Class A2B 0.274%, due 10/25/36 (a)	195,391	121,440
Series 2006-HE6, Class A2B 0.281%, due 9/25/36 (a)	372,831	208,862
Series 2007-HE4, Class A2A 0.284%, due 2/25/37 (a)	101,121	48,785
Series 2007-NC2, Class A2FP 0.324%, due 2/25/37 (a)	388,514	233,154
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	901,017	477,045
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.264%, due 5/25/37 (a)	472,038	307,762
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.254%, due 6/25/37 (a)	404,285	241,660
Series 2006-EQ2, Class A2 0.284%, due 1/25/37 (a)	260,473	178,850

	Principal Amount	Value

Home Equity (continued)
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.284%, due 9/25/37 (a)	$1,011,787	$499,957

		3,870,896

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.582%, due 5/25/29 (a)	1,392,823	1,351,693

Total Asset-Backed Securities (Cost $6,388,618)		5,222,589

Convertible Bonds 0.4%
Leisure Time 0.3%
Jarden Corp. 1.125%, due 3/15/34	7,300,000	8,477,125

Transportation 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	1,900,000	1,601,938

Total Convertible Bonds (Cost $9,379,837)		10,079,063

Corporate Bonds 74.7%
Advertising 0.1%
Lamar Media Corp. 5.00%, due 5/1/23	3,525,000	3,595,500

Aerospace & Defense 1.3%
KLX, Inc. 5.875%, due 12/1/22 (b)	11,735,000	11,823,012
Moog, Inc. 5.25%, due 12/1/22 (b)	5,505,000	5,697,675
Orbital ATK, Inc. 5.25%, due 10/1/21 (b)	4,250,000	4,398,750
TransDigm, Inc.
6.00%, due 7/15/22	5,500,000	5,534,375
7.50%, due 7/15/21	4,440,000	4,773,000

		32,226,812

Airlines 0.7%
Continental Airlines, Inc.
Series 2003-ERJ1 7.875%, due 1/2/20	326,588	344,942
Series 2005-ERJ1 9.798%, due 10/1/22	530,306	595,269

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Airlines (continued)
Continental Airlines, Inc. Pass Through Trust Series 2007-1, Class A 5.983%, due 10/19/23	$3,145,105	$3,538,243
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	1,042,866	1,136,724
U.S. Airways Group, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,492,360	2,847,521
Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	7,603,088	8,648,513

		17,111,212

Auto Manufacturers 1.6%
FCA U.S. LLC / CG Co-Issuer, Inc.
8.00%, due 6/15/19	1,600,000	1,676,080
8.25%, due 6/15/21	4,590,000	5,066,213
Ford Holdings LLC 9.30%, due 3/1/30 (d)	127,000	193,387
Ford Motor Co. 8.90%, due 1/15/32	3,009,000	4,304,600
General Motors Co. 3.50%, due 10/2/18	3,000,000	3,087,090
General Motors Financial Co., Inc. 3.45%, due 4/10/22	12,950,000	12,859,518
Navistar International Corp. 8.25%, due 11/1/21	12,049,000	11,913,449

		39,100,337

Auto Parts & Equipment 2.1%
Dana Holding Corp. 5.375%, due 9/15/21	9,575,000	9,958,000
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	6,977,000	7,381,666
7.00%, due 5/15/22	1,000,000	1,095,000
MPG Holdco I, Inc. 7.375%, due 10/15/22 (b)	12,480,000	13,291,200
Schaeffler Finance B.V.
4.75%, due 5/15/21 (b)	3,475,000	3,553,187
4.75%, due 5/15/23 (b)	6,490,000	6,636,025
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)	10,440,000	10,420,425

		52,335,503

Banks 6.9%
Banco do Brasil S.A.
5.875%, due 1/26/22 (b)	3,110,000	3,132,392
5.875%, due 1/19/23 (b)	3,290,000	3,338,363

	Principal Amount		Value

Banks (continued)
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (b)		$6,415,000	$6,575,375
♦Bank of America Corp.
3.30%, due 1/11/23		510,000	511,159
4.25%, due 10/22/26		7,260,000	7,275,696
5.125%, due 12/29/49 (a)		8,395,000	8,242,841
5.625%, due 7/1/20		1,720,000	1,969,225
6.11%, due 1/29/37		2,807,000	3,307,710
7.625%, due 6/1/19		420,000	504,594
8.57%, due 11/15/24		1,645,000	2,191,133
Barclays Bank PLC 5.14%, due 10/14/20 (d)		8,037,000	8,891,196
BBVA Bancomer S.A. 6.75%, due 9/30/22 (b)		9,075,000	10,311,469
CIT Group, Inc.
3.875%, due 2/19/19		2,037,000	2,019,176
5.00%, due 8/1/23		2,000,000	2,043,750
6.625%, due 4/1/18 (b)		7,100,000	7,614,750
Citigroup, Inc. 6.30%, due 12/29/49 (a)		10,800,000	10,927,440
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)		2,270,000	2,361,481
Discover Bank 7.00%, due 4/15/20		3,895,000	4,599,017
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23		7,257,000	7,453,164
HSBC Holdings PLC 6.375%, due 12/29/49 (a)		12,615,000	13,043,910
ICICI Bank, Ltd. Series Reg S 6.375%, due 4/30/22 (a)		2,000,000	2,085,000
JPMorgan Chase & Co.
6.125%, due 12/29/49 (a)		7,595,000	7,921,585
7.90%, due 12/29/49 (a)		3,650,000	3,887,250
Mellon Capital III 6.369%, due 9/5/66 (a)	GBP	2,950,000	4,709,379
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)		$9,300,000	9,906,741
♦Morgan Stanley
4.875%, due 11/1/22		4,287,000	4,644,210
5.00%, due 11/24/25		2,465,000	2,669,745
5.45%, due 7/29/49 (a)		11,425,000	11,510,688
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24		8,746,000	9,033,245
Wells Fargo & Co. 5.90%, due 12/29/49 (a)		10,050,000	10,527,375

			173,209,059

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (b)		1,980,000	2,183,097

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Corporate Bonds (continued)
Building Materials 1.7%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17		$1,223,000	$1,039,550
Building Materials Corporation of America 5.375%, due 11/15/24 (b)		14,450,000	14,811,250
Cemex Finance LLC 6.00%, due 4/1/24 (b)		11,060,000	11,343,136
Masco Corp. 7.125%, due 3/15/20		2,250,000	2,626,875
USG Corp.
5.875%, due 11/1/21 (b)		6,755,000	7,244,737
6.30%, due 11/15/16		1,245,000	1,308,806
7.875%, due 3/30/20 (b)		4,258,000	4,609,285
9.75%, due 1/15/18		363,000	420,173

			43,403,812

Chemicals 1.5%
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B.V. 7.375%, due 5/1/21 (b)		8,656,000	9,391,760
Dow Chemical Co. (The) 8.55%, due 5/15/19		2,099,000	2,606,129
Hexion, Inc.
6.625%, due 4/15/20		2,385,000	2,229,975
8.875%, due 2/1/18		2,663,000	2,373,399
Huntsman International LLC
5.125%, due 4/15/21	EUR	3,275,000	3,907,167
5.125%, due 11/15/22 (b)		$3,500,000	3,537,187
8.625%, due 3/15/21		2,262,000	2,397,720
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20		5,212,000	5,433,510
WR Grace & Co. 5.125%, due 10/1/21 (b)		6,410,000	6,682,425

			38,559,272

Coal 0.2%
Alpha Natural Resources, Inc. 7.50%, due 8/1/20 (b)		5,044,000	1,841,060
Arch Coal, Inc. 8.00%, due 1/15/19 (b)		7,000,000	2,905,000

			4,746,060

Commercial Services 1.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.125%, due 6/1/22 (b)		5,000,000	5,043,750
5.50%, due 4/1/23		6,282,000	6,405,692
Hertz Corp. (The)
6.25%, due 10/15/22		8,500,000	8,797,500
7.375%, due 1/15/21		1,630,000	1,715,575

	Principal Amount		Value

Commercial Services (continued)
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	GBP	4,475,000	$7,243,490
Rent-A-Center, Inc. 4.75%, due 5/1/21		$4,690,000	4,150,650
United Rentals North America, Inc.
4.625%, due 7/15/23		5,710,000	5,788,570
5.75%, due 11/15/24		1,750,000	1,798,125
6.125%, due 6/15/23		4,259,000	4,464,497

			45,407,849

Computers 0.6%
NCR Corp.
5.00%, due 7/15/22		7,215,000	7,124,812
6.375%, due 12/15/23		5,460,000	5,746,650
SunGard Data Systems, Inc.
6.625%, due 11/1/19		1,050,000	1,094,625
7.625%, due 11/15/20		1,895,000	2,003,963

			15,970,050

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)		5,470,000	5,907,600

Diversified Financial Services 0.3%
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	EUR	2,100,000	2,576,146
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)		1,223,000	1,429,367
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	GBP	815,000	1,355,184
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)		$1,690,000	1,711,211

			7,071,908

Electric 1.9%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (b)		7,700,000	7,852,845
Calpine Corp. 5.75%, due 1/15/25		10,680,000	10,733,934
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)		10,815,000	11,759,452
Great Plains Energy, Inc.
4.85%, due 6/1/21		5,200,000	5,764,377
5.292%, due 6/15/22 (c)		663,000	754,145
IPALCO Enterprises, Inc. 7.25%, due 4/1/16 (b)		2,620,000	2,728,992
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)		7,793,280	7,734,830

			47,328,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Engineering & Construction 0.3%
MasTec, Inc. 4.875%, due 3/15/23	$1,704,000	$1,610,280
SBA Communications Corp. 4.875%, due 7/15/22 (b)	6,561,000	6,487,189

		8,097,469

Entertainment 1.7%
International Game Technology 5.50%, due 6/15/20	7,678,000	7,744,584
Isle of Capri Casinos, Inc.
5.875%, due 3/15/21 (b)	355,000	366,537
5.875%, due 3/15/21	75,000	77,437
8.875%, due 6/15/20	6,815,000	7,462,425
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	5,102,000	5,446,385
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	11,200,000	12,404,000
♦Scientific Games International, Inc.
7.00%, due 1/1/22 (b)	1,010,000	1,052,925
10.00%, due 12/1/22 (b)	7,400,000	6,863,500
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (e)(f)	6,519	6,519

		41,424,312

Finance—Auto Loans 0.9%
♦Ally Financial, Inc.
3.50%, due 1/27/19 (d)	7,900,000	7,840,750
8.00%, due 3/15/20	565,000	669,525
8.00%, due 11/1/31	6,360,000	7,981,800
Ford Motor Credit Co. LLC
8.00%, due 12/15/16 (d)	22,000	24,276
8.125%, due 1/15/20	3,361,000	4,184,425
General Motors Financial Co., Inc. 3.25%, due 5/15/18	670,000	685,222

		21,385,998

Finance—Consumer Loans 1.6%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(d)	4,575,000	4,655,977
Navient Corp.
5.00%, due 10/26/20	3,210,000	3,129,750
8.00%, due 3/25/20	6,316,000	7,034,382
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	11,560,000	12,238,572
Springleaf Finance Corp.
5.25%, due 12/15/19	2,560,000	2,579,200
6.00%, due 6/1/20	5,100,000	5,214,750
7.75%, due 10/1/21	4,850,000	5,335,000

		40,187,631

	Principal Amount		Value

Finance—Credit Card 0.4%
American Express Co. 6.80%, due 9/1/66 (a)(d)		$5,901,000	$6,196,050
Capital One Bank USA N.A. 3.375%, due 2/15/23		3,000,000	3,016,071

			9,212,121

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC
5.125%, due 1/20/23		813,000	843,006
6.45%, due 6/8/27		1,100,000	1,174,982

			2,017,988

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22		1,850,000	1,912,253
6.00%, due 8/1/20		6,880,000	7,233,976

			9,146,229

Food 1.8%
Cosan Luxembourg S.A. 5.00%, due 3/14/23 (b)		5,600,000	5,054,000
Grupo Bimbo S.A.B. de C.V.
3.875%, due 6/27/24 (b)		4,000,000	4,094,000
4.50%, due 1/25/22 (b)		11,004,000	11,774,280
Kerry Group Financial Services 3.20%, due 4/9/23 (b)		4,595,000	4,580,305
Premier Foods Finance PLC 6.50%, due 3/15/21 (b)	GBP	4,500,000	6,518,951
Smithfield Foods, Inc. 7.75%, due 7/1/17		$1,361,000	1,510,710
TreeHouse Foods, Inc. 4.875%, due 3/15/22		6,125,000	6,308,750
Tyson Foods, Inc. 3.95%, due 8/15/24		5,450,000	5,683,075

			45,524,071

Food Services 0.4%
Aramark Services, Inc. 5.75%, due 3/15/20		9,975,000	10,398,938

Forest Products & Paper 0.3%
Domtar Corp. 10.75%, due 6/1/17		1,363,000	1,588,529
Georgia-Pacific LLC 8.00%, due 1/15/24		2,945,000	3,903,247
International Paper Co. 7.30%, due 11/15/39		693,000	900,253

			6,392,029

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19 (d)	$4,467,000	$4,634,513
6.50%, due 5/20/21 (d)	741,000	781,755

		5,416,268

Hand & Machine Tools 0.1%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (b)	3,188,000	3,387,250

Health Care—Products 0.7%
Alere, Inc. 6.50%, due 6/15/20	475,000	494,000
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	6,025,000	6,484,406
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	4,485,000	4,294,388
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (b)	4,485,000	4,641,975
Zimmer Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,913,588

		17,828,357

Health Care—Services 2.5%
CHS / Community Health Systems, Inc.
5.125%, due 8/1/21	6,950,000	7,193,250
6.875%, due 2/1/22	3,500,000	3,714,375
DaVita HealthCare Partners, Inc.
5.125%, due 7/15/24	1,925,000	1,958,928
5.75%, due 8/15/22	6,825,000	7,251,563
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (b)	2,500,000	2,800,000
HCA, Inc.
5.00%, due 3/15/24	9,645,000	10,249,742
5.875%, due 3/15/22	2,500,000	2,796,875
7.50%, due 2/15/22	2,000,000	2,340,000
♦MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (b)	11,045,000	11,597,360
Tenet Healthcare Corp.
5.50%, due 3/1/19 (b)	3,500,000	3,521,875
6.00%, due 10/1/20	8,000,000	8,540,000
8.125%, due 4/1/22	1,000,000	1,091,250

		63,055,218

Holding Company—Diversified 0.3%
Stena AB 7.00%, due 2/1/24 (b)	8,000,000	7,680,000

	Principal Amount		Value

Home Builders 4.3%
Beazer Homes USA, Inc.
5.75%, due 6/15/19		$4,206,000	$4,142,910
7.25%, due 2/1/23 (d)		1,000,000	975,000
D.R. Horton, Inc.
3.75%, due 3/1/19		4,750,000	4,809,375
5.75%, due 8/15/23		4,250,000	4,611,250
K Hovnanian Enterprises, Inc.
7.00%, due 1/15/19 (b)		3,100,000	2,960,500
7.25%, due 10/15/20 (b)		8,110,000	8,495,225
KB Home
7.25%, due 6/15/18		3,300,000	3,572,250
8.00%, due 3/15/20		2,250,000	2,486,250
Lennar Corp.
4.50%, due 6/15/19		5,800,000	5,974,000
4.50%, due 11/15/19		7,400,000	7,622,000
MDC Holdings, Inc.
5.50%, due 1/15/24		7,025,000	6,989,875
5.625%, due 2/1/20		1,608,000	1,700,460
Meritage Homes Corp. 7.00%, due 4/1/22		8,800,000	9,416,000
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)		11,150,000	11,455,510
Standard Pacific Corp.
6.25%, due 12/15/21		2,875,000	3,061,875
8.375%, due 1/15/21		4,560,000	5,335,200
Toll Brothers Finance Corp.
5.875%, due 2/15/22		5,750,000	6,325,000
6.75%, due 11/1/19		3,850,000	4,369,750
TRI Pointe Holdings, Inc.
4.375%, due 6/15/19 (b)		5,871,000	5,782,935
5.875%, due 6/15/24 (b)		6,950,000	6,854,437

			106,939,802

Insurance 4.6%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)		8,525,000	9,927,362
American International Group, Inc.
Series A3 4.875%, due 3/15/67 (a)	EUR	5,800,000	6,773,031
Series A2 5.75%, due 3/15/67 (a)	GBP	3,250,000	5,207,664
Chubb Corp. (The) 6.375%, due 3/29/67 (a)		$9,873,000	10,465,380
Genworth Holdings, Inc.
4.90%, due 8/15/23		945,000	822,150
6.15%, due 11/15/66 (a)		7,233,000	4,556,790
7.20%, due 2/15/21		1,145,000	1,204,803
7.625%, due 9/24/21		3,535,000	3,747,100
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (b)		390,000	412,866
6.50%, due 3/15/35 (b)		870,000	1,065,482

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount		Value

Corporate Bonds (continued)
Insurance (continued)
7.00%, due 3/7/67 (a)(b)		$2,900,000	$2,990,625
7.80%, due 3/7/87 (b)		7,453,000	9,167,935
10.75%, due 6/15/88 (a)(b)		938,000	1,435,140
Lincoln National Corp. 7.00%, due 5/17/66 (a)		3,537,000	3,386,677
Oil Insurance, Ltd. 3.255%, due 12/29/49 (a)(b)		8,452,000	7,268,720
Pacific Life Insurance Co.
7.90%, due 12/30/23 (b)		1,150,000	1,508,953
9.25%, due 6/15/39 (b)		504,000	773,091
Progressive Corp. (The) 6.70%, due 6/15/67 (a)		612,000	642,983
Protective Life Corp. 8.45%, due 10/15/39		5,546,000	8,129,366
Provident Cos., Inc. 7.25%, due 3/15/28		5,460,000	7,129,597
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)		3,120,000	3,330,600
Scottish Widows PLC Series Reg S 5.50%, due 6/16/23	GBP	6,500,000	10,691,247
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)		$571,000	596,695
Validus Holdings, Ltd. 8.875%, due 1/26/40		5,383,000	7,406,847
Voya Financial, Inc. 5.50%, due 7/15/22		3,350,000	3,851,736
XLIT, Ltd. 6.50%, due 10/29/49 (a)		4,116,000	3,622,080

			116,114,920

Internet 0.5%
Alibaba Group Holding, Ltd.
3.125%, due 11/28/21 (b)		10,350,000	10,349,565
3.60%, due 11/28/24 (b)		2,400,000	2,389,219

			12,738,784

Iron & Steel 1.7%
AK Steel Corp.
7.625%, due 5/15/20		2,000,000	1,735,000
7.625%, due 10/1/21		9,410,000	7,763,250
8.375%, due 4/1/22		2,200,000	1,892,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25 (d)		693,000	746,929
ArcelorMittal
6.125%, due 6/1/18 (d)		2,000,000	2,135,000
7.00%, due 2/25/22		6,175,000	6,707,594
7.50%, due 3/1/41		1,175,000	1,201,438
Cliffs Natural Resources, Inc.
5.90%, due 3/15/20		1,140,000	672,600
5.95%, due 1/15/18		4,036,000	3,289,340
8.25%, due 3/31/20 (b)		3,460,000	3,390,800

	Principal Amount	Value

Iron & Steel (continued)
Steel Dynamics, Inc. 5.25%, due 4/15/23	$7,666,000	$7,838,485
United States Steel Corp. 7.375%, due 4/1/20	4,039,000	4,220,755

		41,593,191

Leisure Time 0.5%
NCL Corp., Ltd. 5.25%, due 11/15/19 (b)	4,500,000	4,635,000
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,115,000	6,779,700

		11,414,700

Lodging 1.1%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (g)	2,266,000	1,739,155
MGM Resorts International
6.00%, due 3/15/23	7,600,000	7,870,750
6.75%, due 10/1/20	2,794,000	3,007,042
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	946,000	1,067,289
7.15%, due 12/1/19	2,341,000	2,743,551
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.375%, due 3/15/22	8,100,000	8,241,750
5.50%, due 3/1/25 (b)	3,600,000	3,613,500

		28,283,037

Machinery—Construction & Mining 0.3%
Terex Corp.
6.00%, due 5/15/21	2,860,000	2,902,900
6.50%, due 4/1/20	5,000,000	5,225,000

		8,127,900

Machinery—Diversified 0.5%
Zebra Technologies Corp. 7.25%, due 10/15/22 (b)	11,860,000	12,808,800

Media 1.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, due 3/15/21	1,445,000	1,459,450
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	7,405,000	7,830,787
Series B 7.625%, due 3/15/20	4,270,000	4,494,175
Cox Communications, Inc. 6.95%, due 6/1/38 (b)	2,241,000	2,750,229
DISH DBS Corp.
4.25%, due 4/1/18	7,500,000	7,634,250
6.75%, due 6/1/21	4,265,000	4,515,910

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
iHeartCommunications, Inc.
9.00%, due 12/15/19	$5,000,000	$4,943,750
9.00%, due 3/1/21	8,845,000	8,480,144
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,333,608

		43,442,303

Mining 0.7%
Aleris International, Inc. 7.875%, due 11/1/20	2,463,000	2,543,639
FMG Resources (August 2006) Pty, Ltd. 8.25%, due 11/1/19 (b)	4,630,000	4,039,675
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,500,000	1,886,325
Vedanta Resources PLC
7.125%, due 5/31/23 (b)	8,600,000	7,933,500
8.25%, due 6/7/21 (b)	1,615,000	1,606,925

		18,010,064

Miscellaneous—Manufacturing 1.4%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	10,610,000	10,941,562
Bombardier, Inc. 7.75%, due 3/15/20 (b)	7,180,000	7,591,773
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	9,585,000	8,938,013
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	8,360,000	7,482,200

		34,953,548

Oil & Gas 6.7%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	19,735,000	8,091,350
Berry Petroleum Co., LLC 6.75%, due 11/1/20 (d)	3,523,000	2,941,705
California Resources Corp. 5.00%, due 1/15/20	6,490,000	6,133,050
CHC Helicopter S.A. 9.25%, due 10/15/20	10,106,100	8,820,604
Chesapeake Energy Corp.
4.875%, due 4/15/22	4,971,000	4,585,747
5.375%, due 6/15/21	1,500,000	1,440,000
6.125%, due 2/15/21	2,550,000	2,562,750
6.625%, due 8/15/20	2,595,000	2,672,850
7.25%, due 12/15/18	2,000,000	2,150,000
♦CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	10,000,000	9,775,000
Concho Resources, Inc.
5.50%, due 4/1/23	1,014,000	1,027,943
6.50%, due 1/15/22	1,550,000	1,631,375
7.00%, due 1/15/21	316,000	333,380

	Principal Amount	Value

Oil & Gas (continued)
Denbury Resources, Inc.
4.625%, due 7/15/23	$3,635,000	$3,271,500
6.375%, due 8/15/21 (d)	6,630,000	6,530,550
Eni S.p.A. 4.15%, due 10/1/20 (b)	2,000,000	2,104,162
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	3,400,000	3,638,000
Frontier Oil Corp. 6.875%, due 11/15/18	571,000	591,699
Hilcorp Energy I, L.P. / Hilcorp Finance Co.
5.00%, due 12/1/24 (b)	10,000,000	9,700,000
7.625%, due 4/15/21 (b)	1,823,000	1,905,035
8.00%, due 2/15/20 (b)	2,250,000	2,328,750
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	2,250,000	1,963,125
6.50%, due 9/15/21	7,250,000	5,908,750
8.625%, due 4/15/20	730,000	664,753
Murphy Oil USA, Inc. 6.00%, due 8/15/23	10,818,000	11,586,078
Petrobras Global Finance B.V.
4.375%, due 5/20/23	2,600,000	2,312,258
6.25%, due 3/17/24	7,400,000	7,352,640
Precision Drilling Corp.
6.50%, due 12/15/21	1,136,000	1,104,760
6.625%, due 11/15/20 (d)	2,417,000	2,435,127
QEP Resources, Inc. 5.375%, due 10/1/22	3,350,000	3,391,875
Samson Investment Co. 9.75%, due 2/15/20	500,000	60,625
Sanchez Energy Corp. 6.125%, due 1/15/23	9,620,000	9,427,600
SM Energy Co.
5.00%, due 1/15/24	1,970,000	1,935,525
6.125%, due 11/15/22 (b)	5,385,000	5,654,250
6.50%, due 1/1/23	4,665,000	4,898,250
Sunoco, L.P. / Sunoco Finance Corp. 6.375%, due 4/1/23 (b)	6,850,000	7,124,000
Swift Energy Co. 7.125%, due 6/1/17	750,000	525,000
Tesoro Corp. 5.125%, due 4/1/24	11,050,000	11,326,250
Whiting Petroleum Corp.
5.00%, due 3/15/19	2,350,000	2,344,125
5.75%, due 3/15/21	6,000,000	6,086,280

		168,336,721

Oil & Gas Services 1.3%
Basic Energy Services, Inc.
7.75%, due 2/15/19	8,717,000	7,453,035
7.75%, due 10/15/22	3,770,000	3,053,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount		Value

Corporate Bonds (continued)
Oil & Gas Services (continued)
Bristow Group, Inc. 6.25%, due 10/15/22		$5,390,000	$5,282,200
CGG S.A. 6.50%, due 6/1/21		6,150,000	4,981,500
PHI, Inc. 5.25%, due 3/15/19		12,135,000	11,710,275

			32,480,710

Packaging & Containers 2.1%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (b)		1,000,000	1,075,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.75%, due 1/31/21 (b)		6,775,000	7,029,062
7.00%, due 11/15/20 (b)		652,941	667,632
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR	7,700,000	9,229,545
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (b)		$3,175,000	3,605,155
MeadWestvaco Corp. 7.375%, due 9/1/19		1,800,000	2,137,574
Novelis, Inc. 8.75%, due 12/15/20		4,653,000	4,967,078
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)		5,555,000	5,700,819
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20		925,000	966,625
7.875%, due 8/15/19		1,025,000	1,078,813
9.875%, due 8/15/19		5,714,000	6,088,981
Sealed Air Corp.
4.875%, due 12/1/22 (b)		7,070,000	7,264,425
8.375%, due 9/15/21 (b)		3,500,000	3,946,250

			53,756,959

Pharmaceuticals 0.6%
Endo Finance LLC 6.00%, due 2/1/25 (b)		2,375,000	2,435,859
Valeant Pharmaceuticals International, Inc.
5.375%, due 3/15/20 (b)		4,600,000	4,717,875
6.375%, due 10/15/20 (b)		4,800,000	5,058,000
7.50%, due 7/15/21 (b)		2,500,000	2,712,500

			14,924,234

Pipelines 4.6%
♦Energy Transfer Equity, L.P. 5.875%, due 1/15/24		1,960,000	2,058,000
Energy Transfer Partners, L.P.
5.20%, due 2/1/22		1,500,000	1,633,614
7.60%, due 2/1/24		662,000	822,605

	Principal Amount	Value

Pipelines (continued)
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	$10,000,000	$10,404,770
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.50%, due 3/1/20	3,875,000	3,836,250
♦Kinder Morgan, Inc.
5.00%, due 2/15/21 (b)	4,555,000	4,913,970
5.625%, due 11/15/23 (b)	2,449,000	2,700,728
7.75%, due 1/15/32	11,700,000	13,962,476
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	2,037,000	2,447,944
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 6.50%, due 5/15/21	1,550,000	1,654,625
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	10,475,000	10,506,215
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.00%, due 10/1/22	1,550,000	1,662,375
5.50%, due 4/15/23	3,525,000	3,727,688
5.75%, due 9/1/20	1,490,000	1,646,450
5.875%, due 3/1/22	2,050,000	2,290,875
6.50%, due 7/15/21	2,825,000	2,994,500
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,269,000	1,404,359
Targa Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	7,781,000	8,092,240
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19 (b)	2,500,000	2,506,250
4.25%, due 11/15/23	5,160,000	5,031,000
5.25%, due 5/1/23	3,725,000	3,799,500
6.375%, due 8/1/22	875,000	923,125
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19 (b)	2,915,000	3,082,613
5.875%, due 10/1/20	3,810,000	3,962,400
6.125%, due 10/15/21	3,500,000	3,666,250
Williams Cos., Inc. (The)
3.70%, due 1/15/23	2,000,000	1,891,090
4.55%, due 6/24/24	8,500,000	8,355,661
Williams Partners, L.P. / ACMP Finance Corp.
4.875%, due 5/15/23 (d)	3,560,000	3,611,869
6.125%, due 7/15/22	2,029,000	2,181,175

		115,770,617

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts 0.9%
Crown Castle International Corp. 5.25%, due 1/15/23	$2,625,000	$2,770,950
GEO Group, Inc. (The) 6.625%, due 2/15/21	9,023,000	9,519,265
Host Hotels & Resorts, L.P.
3.75%, due 10/15/23	472,000	473,800
5.25%, due 3/15/22 (d)	75,000	82,946
5.875%, due 6/15/19	1,910,000	1,975,028
Iron Mountain, Inc.
5.75%, due 8/15/24	4,125,000	4,269,581
6.00%, due 8/15/23	1,475,000	1,570,875
7.75%, due 10/1/19	431,000	456,860
8.375%, due 8/15/21	333,000	347,153
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,421,000	1,436,382

		22,902,840

Retail 2.0%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	5,200,000	5,569,200
Brinker International, Inc. 2.60%, due 5/15/18 (d)	1,875,000	1,882,948
CVS Health Corp. 4.75%, due 5/18/20	2,445,000	2,745,295
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(f)	69,614	78,620
Family Tree Escrow LLC 5.75%, due 3/1/23 (b)	11,670,000	12,253,500
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,925,000	2,041,541
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,686,375
Signet UK Finance PLC 4.70%, due 6/15/24	10,160,000	10,558,699
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	8,550,000	8,785,125

		50,601,303

Semiconductors 1.0%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (b)	7,050,000	7,490,625
6.00%, due 1/15/22 (b)	6,159,000	6,654,799
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	9,700,000	10,015,250

		24,160,674

Software 0.3%
First Data Corp.
6.75%, due 11/1/20 (b)	2,275,000	2,422,875

	Principal Amount	Value

Software (continued)
7.375%, due 6/15/19 (b)	$3,502,000	$3,637,702
10.625%, due 6/15/21	1,137,000	1,290,143

		7,350,720

Telecommunications 4.7%
Bharti Airtel International Netherlands B.V. Series Reg S 5.125%, due 3/11/23	8,500,000	9,209,750
CenturyLink, Inc. 5.80%, due 3/15/22	8,000,000	8,300,000
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (b)	9,700,000	9,891,090
Comcel Trust 6.875%, due 2/6/24 (b)	8,950,000	9,598,875
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (b)(h)	4,350,000	4,453,530
CommScope, Inc. 5.00%, due 6/15/21 (b)	4,295,000	4,295,000
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	2,500,000	2,743,750
7.625%, due 6/15/21	3,350,000	3,735,250
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)	10,190,000	10,240,950
Intelsat Luxembourg S.A.
7.75%, due 6/1/21	5,885,000	5,406,844
8.125%, due 6/1/23	5,448,000	4,986,609
Sprint Capital Corp. 8.75%, due 3/15/32	2,060,000	2,111,500
Sprint Communications, Inc. 7.00%, due 8/15/20	1,800,000	1,827,000
Sprint Corp.
7.25%, due 9/15/21	4,000,000	4,015,000
7.875%, due 9/15/23	1,650,000	1,656,188
T-Mobile USA, Inc.
6.00%, due 3/1/23	3,000,000	3,057,150
6.125%, due 1/15/22	4,525,000	4,666,406
6.375%, due 3/1/25	3,500,000	3,594,465
6.542%, due 4/28/20	2,000,000	2,109,900
6.625%, due 11/15/20	1,000,000	1,043,750
Telecom Italia Capital S.A. 7.721%, due 6/4/38	1,085,000	1,288,438
Telefonica Emisiones SAU
4.57%, due 4/27/23	2,550,000	2,781,889
5.462%, due 2/16/21	396,000	449,559
Verizon Communications, Inc. 5.15%, due 9/15/23	3,573,000	4,032,677
ViaSat, Inc. 6.875%, due 6/15/20	7,340,000	7,804,695
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	5,000,000	5,100,000

		118,400,265

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount		Value

Corporate Bonds (continued)
Transportation 0.5%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)		$2,000,000	$2,080,000
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21		4,255,000	3,542,287
5.875%, due 4/1/20		3,748,000	3,391,940
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (b)		7,400,000	4,217,956

			13,232,183

Total Corporate Bonds (Cost $1,887,889,505)			1,875,654,800

Foreign Bonds 0.5%
Ireland 0.2%
UT2 Funding PLC 5.321%, due 6/30/16	EUR	3,945,000	4,518,236

Netherlands 0.1%
Belfius Financing Co. 1.264%, due 2/9/17 (a)	GBP	2,000,000	3,016,274

United Kingdom 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21		449,000	919,004
Rexam PLC 6.75%, due 6/29/67 (a)	EUR	978,000	1,133,288
Santander UK PLC 4.814%, due 9/28/49 (a)	GBP	2,700,000	4,185,943

			6,238,235

Total Foreign Bonds (Cost $14,022,911)			13,772,745

Loan Assignments 17.0% (i)
Advertising 0.4%
CBS Outdoor Americas Capital LLC Term Loan B 3.00%, due 1/31/21		$9,550,000	9,535,083

Aerospace & Defense 0.2%
TransDigm, Inc.
Term Loan C 3.75%, due 2/28/20		1,969,773	1,973,602
Term Loan D 3.75%, due 6/4/21		1,985,000	1,988,722

			3,962,324

Airlines 0.1%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19		1,980,000	1,980,354

	Principal Amount	Value

Airlines (continued)
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	$612,500	$612,500

		2,592,854

Auto Parts & Equipment 1.2%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	7,396,375	7,437,980
MPG Holdco I, Inc. Term Loan B 4.25%, due 10/20/21	1,326,625	1,329,941
TI Group Automotive Systems LLC 2014 Term Loan B 4.25%, due 7/2/21	15,185,250	15,204,231
Visteon Corp. Delayed Draw Term Loan B 3.50%, due 4/9/21	6,922,563	6,913,910

		30,886,062

Biotechnology 0.2%
STHI Holding Corp. Term Loan 4.50%, due 8/6/21	4,503,829	4,496,321

Building Materials 0.6%
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	13,486,979	13,515,072
2nd Lien Term Loan 7.00%, due 3/26/21	1,193,684	1,202,637

		14,717,709

Chemicals 0.9%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	4,742,534	4,752,697
ECO Services Operations LLC Term Loan B 4.75%, due 12/4/21	2,643,375	2,663,200
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	11,364,984	11,360,722
WR Grace & Co.
Delayed Draw Term Loan 2.75%, due 2/3/21	1,349,510	1,349,510
USD Exit Term Loan 2.75%, due 2/3/21	3,752,667	3,752,667

		23,878,796

Commercial Services 0.9%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	5,808,219	5,830,000

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Commercial Services (continued)
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	$8,877,435	$8,888,532
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	8,872,957	8,739,862

		23,458,394

Electric 0.1%
Calpine Corp. Term Loan B1 4.00%, due 4/1/18	1,056,000	1,061,427
NRG Energy, Inc. REFI Term Loan B 2.75%, due 7/2/18	1,029,000	1,025,998

		2,087,425

Electrical Components & Equipment 0.3%
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	7,193,052	7,187,060

Entertainment 0.9%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 11/19/19	2,962,500	2,952,131
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	9,134,375	9,221,910
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	9,523,294	9,325,685

		21,499,726

Environmental Controls 0.1%
Filtration Group Corp. 2nd Lien Term Loan 8.25%, due 11/21/21	2,000,000	2,004,134

Food Services 0.2%
Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	4,957,444	4,966,739

Hand & Machine Tools 0.8%
♦Milacron LLC
Term Loan B 4.50% due 9/28/20	10,000,000	10,050,000
New Term Loan 4.00%, due 3/28/20	10,344,669	10,383,461

		20,433,461

	Principal Amount	Value

Health Care—Products 1.0%
Hologic, Inc. New Term Loan B 3.25%, due 8/1/19	$5,931,410	$5,941,606
Kinetic Concepts, Inc. USD Term Loan E1 4.50%, due 5/4/18	4,962,311	4,992,294
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	15,547,513	15,494,760

		26,428,660

Health Care—Services 1.0%
Amsurg Corp. 1st Lien Term Loan B 3.75%, due 7/16/21	11,016,501	11,055,841
Community Health Systems, Inc.
Term Loan F 3.434%, due 12/31/18	46,657	46,929
Term Loan D 4.25%, due 1/27/21	124,043	124,756
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	2,481,250	2,487,453
♦ MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	4,439,252	4,435,785
U.S. Renal Care, Inc. 2013 Term Loan 4.25%, due 7/3/19	6,929,648	6,959,966

		25,110,730

Household Products & Wares 0.9%
KIK Custom Products, Inc. New 1st Lien Term Loan 5.50%, due 4/29/19	7,902,156	7,904,629
Prestige Brands, Inc. Term Loan B2 4.50%, due 9/3/21	13,965,972	14,015,440

		21,920,069

Iron & Steel 0.6%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	14,856,415	14,833,210

Leisure Time 0.4%
ClubCorp Club Operations, Inc. New Term Loan 4.50%, due 7/24/20	9,925,000	9,982,893

Lodging 0.9%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,154,514	1,160,447

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Loan Assignments (continued)
Lodging (continued)
♦Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	$17,921,027	$17,978,768
MGM Resorts International Term Loan B 3.50%, due 12/20/19	2,701,052	2,701,052

		21,840,267

Machinery—Construction & Mining 0.1%
Terex Corp. 2014 USD Term Loan 3.50%, due 8/13/21	2,587,000	2,585,707

Machinery—Diversified 0.6%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	14,925,000	14,999,476

Media 0.6%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/3/21	8,924,704	8,902,392
Clear Channel Communications, Inc. Term Loan D 6.934%, due 1/30/19	1,928,771	1,841,494
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	5,282,722	5,284,704

		16,028,590

Mining 0.5%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	10,718,562	9,670,523
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	2,498,485	2,321,509
Oxbow Carbon LLC 2nd Lien Term Loan 8.00%, due 1/17/20	1,000,000	900,000

		12,892,032

Miscellaneous—Manufacturing 0.2%
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	5,776,103	5,777,137

Oil & Gas 1.0%
♦CITGO Petroleum Corp. New Term Loan B 4.50%, due 7/29/21	16,417,500	16,458,544

	Principal Amount	Value

Oil & Gas (continued)
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	$8,400,000	$6,513,503
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18 (g)	3,000,000	1,428,750

		24,400,797

Packaging & Containers 0.2%
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	1,532,066	1,534,364
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.50%, due 12/1/18	2,902,029	2,927,422

		4,461,786

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.50%, due 8/5/20	1,791,442	1,795,249

Pipelines 0.6%
♦Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	16,250,000	16,177,460

Real Estate 0.4%
Realogy Corp.
New Term Loan B 3.75%, due 3/5/20	9,887,124	9,911,842
Extended Letter of Credit 4.524%, due 10/10/16	46,107	45,646

		9,957,488

Retail 0.2%
Pilot Travel Centers LLC 2014 Term Loan B 4.25%, due 10/1/21	3,960,000	4,012,799

Software 0.2%
First Data Corp. New 2018 Extended Term Loan 3.682%, due 3/24/18	5,500,000	5,509,823

Telecommunications 0.6%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	2,500,000	2,497,500
Level 3 Financing, Inc. Incremental Term Loan B5 4.50%, due 1/31/22	4,000,000	4,014,168

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Telecommunications (continued)
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	$8,969,574	$8,954,155

		15,465,823

Total Loan Assignments (Cost $429,524,270)		425,886,084

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 2.496%, due 11/25/35 (j)	266,193	235,619
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.411%, due 12/25/36 (a)(b)	42,995	38,932
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	108,677	102,712
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.648%, due 7/25/36 (j)	186,145	179,466

		556,729

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 1.96%, due 11/25/36 (j)	166,139	146,749

Total Mortgage-Backed Securities (Cost $685,559)		703,478

U.S. Government 0.0%‡
United States Treasury Note 0.0%‡
2.125%, due 8/15/21	70,000	71,641

Total U.S. Government (Cost $71,431)		71,641

Total Long-Term Bonds (Cost $2,347,962,131)		2,331,390,400

	Shares	Value

Common Stocks 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.	18,681	$654,956
Motors Liquidation Co. GUC Trust	11,598	231,960

		886,916

Media 0.0%‡
ION Media Networks, Inc. (e)(f)(k)(l)	22	8,322

Total Common Stocks (Cost $672,075)		895,238

Convertible Preferred Stock 0.0%‡
Iron & Steel 0.0%‡
ArcelorMittal 6.00%	48,000	812,640

Total Convertible Preferred Stock (Cost $1,200,000)		812,640

	Number of Warrants

Warrants 0.1%
Auto Manufacturers 0.1%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (l)	38,033	974,025
Strike Price $10.00 Expires 7/10/19 (l)	20,476	355,463

		1,329,488

Total Warrants (Cost $1,226,844)		1,329,488

	Principal Amount
Short-Term Investment 5.5%
Repurchase Agreement 5.5%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $ 137,640,635 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 5/31/18, with a Principal Amount of $ 139,520,000 and a Market Value of $140,396,325)	$137,640,635	137,640,635

Total Short-Term Investment (Cost $137,640,635)		137,640,635

Total Investments, Before Investments Sold Short (Cost $2,488,701,685) (m)	98.4%	2,472,068,401

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Long-Term Bonds Sold Short (0.3)% Corporate Bonds Sold Short (0.3%)
Apparel (0.2%)
Levi Strauss & Co. 7.625%, due 5/15/20	$(4,295,000)	$(4,473,243)

Household Products & Wares (0.1%)
ACCO Brands Corp. 6.75%, due 4/30/20	(3,850,000)	(4,052,125)

Total Investments Sold Short (Proceeds $8,200,985)	(0.3)%	(8,525,368)

Total Investments, Net of Investments Sold Short (Cost $2,480,500,700)	98.1	2,463,543,033
Other Assets, Less Liabilities	1.9	47,355,375
Net Assets	100.0%	$2,510,898,408

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2015.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short. (See Note 2(O))
(e)	Illiquid security—As of April 30, 2015, the total market value of these securities was $14,841, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $93,461, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Issue in default.

(h)	PIK (“Payment in Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2015.

(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2015.

(k)	Restricted security.

(l)	Non-income producing security.

(m)	As of April 30, 2015, cost was $2,488,881,586 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$44,301,730
Gross unrealized depreciation	(61,114,915)

Net unrealized depreciation	$(16,813,185)

As of April 30, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	EUR	30,070,000	$33,510,008	$254,947
Pound Sterling vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	GBP	29,213,000	45,125,321	(284,131)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	EUR	30,070,000	34,141,972	377,017
Euro vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank		29,653,000	33,075,193	(252,402)
Pound Sterling vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	GBP	29,213,000	44,863,573	22,383
Pound Sterling vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank		29,714,000	45,877,227	288,934
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$406,748

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(4,205)	June 2015	$(922,011,957)	$(3,874,134)
Euro-Bund	(426)	June 2015	(74,954,946)	814,959
			$(996,966,903)	$(3,059,175)

1.	As of April 30, 2015, cash in the amount of $3,968,128 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

As of April 30, 2015, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
$273,000,000	USD	11/19/2016	Fixed 0.723%	3-Month USD-LIBOR	$—	$(231,370)	$(231,370)
$250,000,000	USD	2/6/2017	Fixed 0.768%	3-Month USD-LIBOR	—	(99,037)	(99,037)
$250,000,000	USD	3/23/2017	Fixed 0.843%	3-Month USD-LIBOR	(7,977)	(249,198)	(241,221)
$250,000,000	USD	3/24/2017	Fixed 0.842%	3-Month USD-LIBOR	(2,964)	(236,033)	(233,069)
$500,000,000	USD	4/7/2017	Fixed 0.79%	3-Month USD-LIBOR	45,724	152,375	106,651
$350,000,000	USD	4/16/2017	Fixed 0.768%	3-Month USD-LIBOR	—	319,200	319,200
$500,000,000	USD	4/17/2017	Fixed 0.766%	3-Month USD-LIBOR	—	473,775	473,775
$500,000,000	USD	4/21/2017	Fixed 0.769%	3-Month USD-LIBOR	—	480,155	480,155
$125,000,000	USD	4/29/2017	Fixed 0.786%	3-Month USD-LIBOR	—	91,870	91,870
					$34,783	$701,737	$666,954

As of April 30, 2015, the Fund held the following centrally cleared credit default swap contract1:

Index	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/Receive Fixed Rate[4]	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 23	6/20/2020	Buy	$19,000	(5.00)%	$2,208,658	$(2,253,874)	$(45,216)

As of April 30, 2015, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/Receive Fixed Rate[4]	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$7,000	(1.00)%	$(404,365)	$30,451	$(373,914)

1.	As of April 30, 2015, cash in the amount of $14,744,342 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either

(i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2015.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,222,589	$—	$5,222,589
Convertible Bonds	—	10,079,063	—	10,079,063
Corporate Bonds (b)	—	1,875,569,661	85,139	1,875,654,800
Foreign Bonds	—	13,772,745	—	13,772,745
Loan Assignments (c)	—	422,277,238	3,608,846	425,886,084
Mortgage-Backed Securities	—	703,478	—	703,478
U.S. Government	—	71,641	—	71,641

Total Long-Term Bonds	—	2,327,696,415	3,693,985	2,331,390,400

Common Stocks (d)	886,916	—	8,322	895,238
Convertible Preferred Stock	812,640	—	—	812,640
Warrants	1,329,488	—	—	1,329,488
Short-Term Investment
Repurchase Agreement	—	137,640,635	—	137,640,635

Total Investments in Securities	3,029,044	2,465,337,050	3,702,307	2,472,068,401

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	943,281	—	943,281
Futures Contracts Short (e)	814,959	—	—	814,959
Interest Rate Swap Contracts (e)	—	1,471,651	—	1,471,651

Total Other Financial Instruments	814,959	2,414,932	—	3,229,891

Total Investments in Securities and Other Financial Instruments	$3,844,003	$2,467,751,982	$3,702,307	$2,475,298,292

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(8,525,368)	$—	$(8,525,368)

Total Investments in Securities Sold Short	—	(8,525,368)	—	(8,525,368)

Other Financial Instruments
Credit Default Swap Contracts (e)	—	(419,130)	—	(419,130)
Foreign Currency Forward Contracts (e)	—	(536,533)	—	(536,533)
Futures Contracts Short (e)	(3,874,134)	—	—	(3,874,134)
Interest Rate Swap Contracts (e)	—	(804,697)	—	(804,697)

Total Other Financial Instruments	(3,874,134)	(1,760,360)	—	(5,634,494)

Total Investments in Securities Sold Short and Other Financial Instruments	$(3,874,134)	$(10,285,728)	$—	$(14,159,862)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	The Level 3 securities valued at $6,519 and $78,620 are held in Entertainment and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	Includes $2,663,200, $900,000 and $45,646 of Level 3 securities held in Chemicals, Mining and Real Estate, respectively, which represent Loan Assignments whose values were obtained from an independent pricing service which utilized significant unobservable inputs to determine each such value as referenced in the Portfolio of Investments.

(d)	The Level 3 security valued at $8,322 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, securities with a market value of $28,286,258 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2014, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (b)
Long-Term Bonds
Corporate Bonds
Entertainment	$8,923	$165	$120	$3,540	$—	$(6,229)	$—	$—	$6,519	$1,791
Retail	80,961	(53)	(55)	174	—	(2,407)	—	—	78,620	419
Loan Assignments
Auto Parts & Equipment	26,929,508	—	—	—	—	—	—	(26,929,508)	—	—
Building Materials	1,356,750	—	—	—	—	—	—	(1,356,750)	—	—
Chemicals	2,640,062	766	32	28,965	—	(6,625)	—	—	2,663,200	28,973
Mining	975,000	764	—	(75,764)	—	—	—	—	900,000	(75,764)
Real Estate	45,355	392	6	125	—	(232)	—	—	45,646	127
Common Stocks
Media	8,322	—	—	—	—	—	—	—	8,322	—

Total	$32,044,881	$2,034	$103	$(42,960)	$—	$(15,493)	$—	$(28,286,258)	$3,702,307	$(44,454)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,488,701,685)	$2,472,068,401
Cash collateral on deposit at broker	18,712,470
Cash denominated in foreign currencies (identified cost $622,999)	795,087
Cash	129,497
Receivables:
Dividends and interest	29,366,069
Fund shares sold	9,746,324
Investment securities sold	8,476,781
Variation margin on futures contracts	823,182
Variation margin on centrally cleared swaps	1,449,011
Premiums paid for OTC swap contracts	404,365
Other assets	146,918
Unrealized appreciation on foreign currency forward contracts	943,281

Total assets	2,543,061,386

Liabilities
Investments sold short (proceeds $8,200,985)	8,525,368
Payables:
Investment securities purchased	10,282,162
Fund shares redeemed	9,103,788
Manager (See Note 3)	1,112,772
Transfer agent (See Note 3)	488,233
NYLIFE Distributors (See Note 3)	455,171
Interest on investments sold short	151,733
Broker fees and charges on short sales	68,615
Professional fees	48,447
Custodian	16,646
Shareholder communication	13,744
Accrued expenses	8,195
Dividend payable	977,657
Unrealized depreciation on foreign currency forward contracts	536,533
Unrealized depreciation on OTC swap contracts	373,914

Total liabilities	32,162,978

Net assets	$2,510,898,408

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$2,738,898
Additional paid-in capital	2,548,697,919

2,551,436,817
Undistributed net investment income	9,357,762
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(30,551,315)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(19,444,635)
Net unrealized appreciation (depreciation) on investments sold short	(324,383)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	424,162

Net assets	$2,510,898,408

Class A
Net assets applicable to outstanding shares	$676,682,380

Shares of beneficial interest outstanding	73,803,150

Net asset value per share outstanding	$9.17
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.60

Investor Class
Net assets applicable to outstanding shares	$33,245,831

Shares of beneficial interest outstanding	3,599,589

Net asset value per share outstanding	$9.24
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.68

Class B
Net assets applicable to outstanding shares	$22,200,593

Shares of beneficial interest outstanding	2,432,333

Net asset value and offering price per share outstanding	$9.13

Class C
Net assets applicable to outstanding shares	$355,794,529

Shares of beneficial interest outstanding	39,009,354

Net asset value and offering price per share outstanding	$9.12

Class I
Net assets applicable to outstanding shares	$1,422,669,462

Shares of beneficial interest outstanding	155,012,080

Net asset value and offering price per share outstanding	$9.18

Class R2
Net assets applicable to outstanding shares	$305,613

Shares of beneficial interest outstanding	33,322

Net asset value and offering price per share outstanding	$9.17

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$62,302,643
Dividends	87,119

Total income	62,389,762

Expenses
Manager (See Note 3)	6,714,749
Distribution/Service—Class A (See Note 3)	829,437
Distribution/Service—Investor Class (See Note 3)	39,697
Distribution/Service—Class B (See Note 3)	110,200
Distribution/Service—Class C (See Note 3)	1,733,806
Distribution/Service—Class R2 (See Note 3)	316
Transfer agent (See Note 3)	1,735,809
Interest on investments sold short	381,274
Broker fees and charges on short sales	199,583
Registration	135,067
Shareholder communication	83,298
Professional fees	66,416
Custodian	39,003
Trustees	19,515
Interest expense	421
Shareholder service (See Note 3)	126
Miscellaneous	31,923

Total expenses	12,120,640

Net investment income (loss)	50,269,122

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(11,657,225)
Investments sold short	(103,900)
Futures transactions	(9,429,759)
Swap transactions	(15,694,196)
Foreign currency transactions	6,691,510

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(30,193,570)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(13,266,708)
Investments sold short	268,403
Futures contracts	(17,563)
Swap contracts	7,036,112
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,331,439)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(7,311,195)

Net realized and unrealized gain (loss) on investments, unfunded commitments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(37,504,765)

Net increase (decrease) in net assets resulting from operations	$12,764,357

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$50,269,122	$64,713,405
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(30,193,570)	638,332
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(7,311,195)	(27,218,147)

Net increase (decrease) in net assets resulting from operations	12,764,357	38,133,590

Dividends to shareholders:
From net investment income:
Class A	(11,289,179)	(18,981,960)
Investor Class	(537,669)	(1,034,293)
Class B	(292,360)	(579,315)
Class C	(4,629,728)	(6,463,600)
Class I	(25,813,804)	(34,625,108)
Class R2	(4,251)	(3,228)

Total dividends to shareholders	(42,566,991)	(61,687,504)

Capital share transactions:
Net proceeds from sale of shares	615,885,357	2,280,510,464
Net asset value of shares issued to shareholders in reinvestment of dividends	35,955,232	51,848,369
Cost of shares redeemed	(668,392,391)	(524,807,424)

Increase (decrease) in net assets derived from capital share transactions	(16,551,802)	1,807,551,409

Net increase (decrease) in net assets	(46,354,436)	1,783,997,495

Net Assets
Beginning of period	2,557,252,844	773,255,349

End of period	$2,510,898,408	$2,557,252,844

Undistributed net investment income at end of period	$9,357,762	$1,655,631

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.27		$9.28	$9.22	$8.73	$9.06	$8.42

Net investment income (loss) (a)	0.18		0.36	0.40	0.45	0.45	0.54
Net realized and unrealized gain (loss) on investments	(0.15)		(0.05)	0.06	0.49	(0.31)	0.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.05		0.32	0.45	0.95	0.14	1.16

Less dividends:
From net investment income	(0.15)		(0.33)	(0.39)	(0.46)	(0.47)	(0.52)

Net asset value at end of period	$9.17		$9.27	$9.28	$9.22	$8.73	$9.06

Total investment return (b)	0.61	% (c)	3.48%	4.96%	11.26%	1.54%	14.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.02	% ††	3.81%	4.25%	5.08%	5.04%	6.19%
Net expenses (excluding short sale expenses)	0.96	% ††	0.98%	1.00%	1.00%	1.03%	1.18%
Expenses (including short sales expenses, before waiver/reimbursement)	1.01	% ††	1.04%	1.12%	1.33%	1.22%	1.21%
Short sale expenses	0.05	% ††	0.06%	0.12%	0.33%	0.19%	—
Portfolio turnover rate	12%		19%	23%	25%	26%	80%
Net assets at end of period (in 000’s)	$676,682		$675,552	$317,917	$192,009	$169,649	$109,694

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.33		$9.34	$9.28	$8.78	$9.12	$8.47

Net investment income (loss) (a)	0.18		0.36	0.39	0.44	0.43	0.52
Net realized and unrealized gain (loss) on investments	(0.14)		(0.05)	0.06	0.50	(0.32)	0.68
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.06		0.32	0.44	0.95	0.11	1.15

Less dividends:
From net investment income	(0.15)		(0.33)	(0.38)	(0.45)	(0.45)	(0.50)

Net asset value at end of period	$9.24		$9.33	$9.34	$9.28	$8.78	$9.12

Total investment return (b)	0.71	% (c)	3.42%	4.76%	10.98%	1.33%	13.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01	% ††	3.78%	4.12%	4.89%	4.85%	5.93%
Net expenses (excluding short sale expenses)	0.97	% ††	1.00%	1.15%	1.19%	1.24%	1.41%
Expenses (including short sales expenses, before waiver/reimbursement)	1.02	% ††	1.06%	1.27%	1.52%	1.42%	1.45%
Short sale expenses	0.05	% ††	0.06%	0.12%	0.33%	0.18%	—
Portfolio turnover rate	12%		19%	23%	25%	26%	80%
Net assets at end of period (in 000’s)	$33,246		$31,690	$28,341	$24,551	$20,415	$16,654

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

32	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.23		$9.24	$9.18	$8.70	$9.03	$8.39

Net investment income (loss) (a)	0.15		0.28	0.31	0.37	0.36	0.45
Net realized and unrealized gain (loss) on investments	(0.15)		(0.04)	0.07	0.48	(0.31)	0.68
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.02		0.25	0.37	0.86	0.05	1.08

Less dividends:
From net investment income	(0.12)		(0.26)	(0.31)	(0.38)	(0.38)	(0.44)

Net asset value at end of period	$9.13		$9.23	$9.24	$9.18	$8.70	$9.03

Total investment return (b)	0.23	% (c)	2.71%	4.05%	10.15%	0.59%	13.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27	% ††	3.03%	3.38%	4.14%	4.10%	5.15%
Net expenses (excluding short sales expenses)	1.72	% ††	1.75%	1.90%	1.94%	1.99%	2.16%
Expenses (including short sales expenses, before waiver/reimbursement)	1.77	% ††	1.81%	2.02%	2.27%	2.16%	2.20%
Short sale expenses	0.05	% ††	0.06%	0.12%	0.33%	0.17%	—
Portfolio turnover rate	12%		19%	23%	25%	26%	80%
Net assets at end of period (in 000’s)	$22,201		$22,460	$19,254	$17,591	$16,754	$19,352

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.22		$9.23	$9.18	$8.69	$9.03	$8.39

Net investment income (loss) (a)	0.15		0.28	0.31	0.37	0.36	0.46
Net realized and unrealized gain (loss) on investments	(0.15)		(0.04)	0.06	0.49	(0.32)	0.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.02		0.25	0.36	0.87	0.04	1.08

Less dividends:
From net investment income	(0.12)		(0.26)	(0.31)	(0.38)	(0.38)	(0.44)

Net asset value at end of period	$9.12		$9.22	$9.23	$9.18	$8.69	$9.03

Total investment return (b)	0.23	% (c)	2.71%	4.05%	10.16%	0.48%	13.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27	% ††	3.05%	3.34%	4.14%	4.09%	5.23%
Net expenses (excluding short sale expenses)	1.72	% ††	1.75%	1.90%	1.94%	1.99%	2.16%
Expenses (including short sales expenses, before waiver/reimbursement)	1.77	% ††	1.81%	2.02%	2.27%	2.19%	2.20%
Short sale expenses	0.05	% ††	0.06%	0.12%	0.33%	0.20%	—
Portfolio turnover rate	12%		19%	23%	25%	26%	80%
Net assets at end of period (in 000’s)	$355,795		$345,900	$113,183	$59,159	$50,280	$28,334

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

34	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.28		$9.29	$9.23	$8.73	$9.07	$8.42

Net investment income (loss) (a)	0.19		0.38	0.41	0.47	0.46	0.58
Net realized and unrealized gain (loss) on investments	(0.14)		(0.05)	0.07	0.51	(0.31)	0.66
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		0.01	(0.01)	0.01	(0.00)‡	(0.05)

Total from investment operations	0.07		0.34	0.47	0.99	0.15	1.19

Less dividends:
From net investment income	(0.17)		(0.35)	(0.41)	(0.49)	(0.49)	(0.54)

Net asset value at end of period	$9.18		$9.28	$9.29	$9.23	$8.73	$9.07

Total investment return (b)	0.73	% (c)	3.73%	5.32%	11.41%	1.79%	14.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.27	% ††	4.08%	4.45%	5.32%	5.20%	6.57%
Net expenses (excluding short sale expenses)	0.71	% ††	0.73%	0.75%	0.76%	0.78%	0.92%
Expenses (including short sales expenses, before waiver/reimbursement)	0.76	% ††	0.79%	0.87%	1.08%	1.02%	0.95%
Short sale expenses	0.05	% ††	0.06%	0.12%	0.32%	0.24%	—
Portfolio turnover rate	12%		19%	23%	25%	26%	80%
Net assets at end of period (in 000’s)	$1,422,669		$1,481,314	$294,560	$111,435	$163,356	$5,183

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2015*		February 28, 2014** through October 31, 2014
Net asset value at beginning of period	$9.27		$9.39

Net investment income (loss) (a)	0.18		0.23
Net realized and unrealized gain (loss) on investments	(0.15)		(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		0.02

Total from investment operations	0.05		0.09

Less dividends:
From net investment income	(0.15)		(0.21)

Net asset value at end of period	$9.17		$9.27

Total investment return (b)(c)	0.56%		0.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91	% ††	3.78	% ††
Net expenses	1.06	% ††	1.08	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.11	% ††	1.14	% ††
Short sale expenses	0.05	% ††	0.06	% ††
Portfolio turnover rate	12%		19%
Net assets at end of period (in 000’s)	$306		$336

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

36	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Unconstrained Bond Fund, (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

37

Notes to Financial Statements (Unaudited) (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held securities with a value of $93,461 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

38	MainStay Unconstrained Bond Fund

As of April 30, 2015, the Fund held Level 3 securities with a value of $3,608,846 that were valued by utilizing significant unobservable inputs.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed

39

Notes to Financial Statements (Unaudited) (continued)

by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2015, the fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instrument. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument, or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

40	MainStay Unconstrained Bond Fund

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The

Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instru-

41

Notes to Financial Statements (Unaudited) (continued)

ments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any rights.

(O)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

42	MainStay Unconstrained Bond Fund

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund invested in interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also invested in foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$814,959	$814,959
Swap Contracts	Unrealized appreciation on swap contracts (b)	—	—	1,471,651	1,471,651
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	943,281	—	943,281

Total Fair Value		$—	$943,281	$2,286,610	$3,229,891

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(3,874,134)	$(3,874,134)
Swap Contracts	Unrealized depreciation on swap contracts (b)	(419,130)	—	(804,697)	(1,223,827)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(536,533)	—	(536,533)

Total Fair Value		$(419,130)	$(536,533)	$(4,678,831)	$(5,634,494)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation(depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

43

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(9,429,759)	$(9,429,759)
Swap Contracts	Net realized gain (loss) on swap transactions	(1,138,346)	—	(14,555,850)	(15,694,196)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	7,309,508	—	7,309,508

Total Realized Gain (Loss)		$(1,138,346)	$7,309,508	$(23,985,609)	$(17,814,447)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(17,563)	$(17,563)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(159,990)	—	7,196,102	7,036,112
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(1,421,389)	—	(1,421,389)

Total Change in Unrealized Appreciation (Depreciation)		$(159,990)	$(1,421,389)	$7,178,539	$5,597,160

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(1,453,438,520)	$(1,453,438,520)
Swap Contracts	$22,833,333	$—	$2,893,833,333	$2,916,666,666
Forward Contracts Long	$—	$42,235,481	$—	$42,235,481
Forward Contracts Short	$—	$(112,473,790)	$—	$(112,473,790)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2015, the effective management fee rate was 0.54%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

44	MainStay Unconstrained Bond Fund

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $6,714,749.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $84,183 and $14,941, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $16,538, $16,791 and $85,634, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company

LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$460,205
Investor Class	23,317
Class B	16,178
Class C	254,568
Class I	981,369
Class R2	172

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$13,153,700	1.9%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $1,558,051 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 Unlimited	$473 —	$	— 1,085
Total	$473		$1,085

45

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$61,687,504

Note 5–Restricted Securities

As of April 30, 2015, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	4/30/15 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$34	$8,322	0.0	‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $274,732 and $273,520, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	18,111,649	$165,580,819
Shares issued to shareholders in reinvestment of dividends and distributions	1,094,769	9,953,383
Shares redeemed	(18,305,988)	(166,485,636)

Net increase (decrease) in shares outstanding before conversion	900,430	9,048,566
Shares converted into Class A (See Note 1)	119,403	1,084,314
Shares converted from Class A (See Note 1)	(112,991)	(1,031,609)

Net increase (decrease)	906,842	$9,101,271

Year ended October 31, 2014:
Shares sold	64,877,213	$608,301,886
Shares issued to shareholders in reinvestment of dividends and distributions	1,782,578	16,685,594
Shares redeemed	(28,139,793)	(263,798,248)

Net increase (decrease) in shares outstanding before conversion	38,519,998	361,189,232
Shares converted into Class A (See Note 1)	260,569	2,447,351
Shares converted from Class A (See Note 1)	(155,210)	(1,453,320)

Net increase (decrease)	38,625,357	$362,183,263

46	MainStay Unconstrained Bond Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	417,926	$3,851,967
Shares issued to shareholders in reinvestment of dividends and distributions	56,966	521,844
Shares redeemed	(315,164)	(2,899,410)

Net increase (decrease) in shares outstanding before conversion	159,728	1,474,401
Shares converted into Investor Class (See Note 1)	152,706	1,404,657
Shares converted from Investor Class (See Note 1)	(108,037)	(988,355)

Net increase (decrease)	204,397	$1,890,703

Year ended October 31, 2014:
Shares sold	786,971	$7,421,132
Shares issued to shareholders in reinvestment of dividends and distributions	106,179	1,000,211
Shares redeemed	(530,130)	(4,999,578)

Net increase (decrease) in shares outstanding before conversion	363,020	3,421,765
Shares converted into Investor Class (See Note 1)	240,974	2,273,835
Shares converted from Investor Class (See Note 1)	(242,836)	(2,297,081)

Net increase (decrease)	361,158	$3,398,519

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	216,030	$1,964,553
Shares issued to shareholders in reinvestment of dividends and distributions	27,664	250,446
Shares redeemed	(194,071)	(1,764,540)

Net increase (decrease) in shares outstanding before conversion	49,623	450,459
Shares converted from Class B (See Note 1)	(51,702)	(469,007)

Net increase (decrease)	(2,079)	$(18,548)

Year ended October 31, 2014:
Shares sold	761,597	$7,115,190
Shares issued to shareholders in reinvestment of dividends and distributions	54,949	511,845
Shares redeemed	(362,290)	(3,376,635)

Net increase (decrease) in shares outstanding before conversion	454,256	4,250,400
Shares converted from Class B (See Note 1)	(103,975)	(970,785)

Net increase (decrease)	350,281	$3,279,615

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	7,188,733	$65,291,614
Shares issued to shareholders in reinvestment of dividends and distributions	398,354	3,603,237
Shares redeemed	(6,095,294)	(55,249,506)

Net increase (decrease)	1,491,793	$13,645,345

Year ended October 31, 2014:
Shares sold	28,008,766	$261,362,245
Shares issued to shareholders in reinvestment of dividends and distributions	533,786	4,971,089
Shares redeemed	(3,285,094)	(30,592,136)

Net increase (decrease)	25,257,458	$235,741,198

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	41,426,152	$379,105,654
Shares issued to shareholders in reinvestment of dividends and distributions	2,375,691	21,622,070
Shares redeemed	(48,476,087)	(441,872,052)

Net increase (decrease)	(4,674,244)	$(41,144,328)

Year ended October 31, 2014:
Shares sold	148,667,391	$1,395,958,703
Shares issued to shareholders in reinvestment of dividends and distributions	3,061,206	28,676,402
Shares redeemed	(23,763,683)	(222,025,672)

Net increase (decrease)	127,964,914	$1,202,609,433

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	9,884	$90,750
Shares issued to shareholders in reinvestment of dividends and distributions	467	4,252
Shares redeemed	(13,289)	(121,247)

Net increase (decrease)	(2,938)	$(26,245)

Period ended October 31, 2014(a):
Shares sold	37,547	$351,308
Shares issued to shareholders in reinvestment of dividends and distributions	346	3,228
Shares redeemed	(1,633)	(15,155)

Net increase (decrease)	36,260	$339,381

(a)	Class R2 shares were first offered on February 28, 2014.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Unconstrained Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

48	MainStay Unconstrained Bond Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. In addition, following discussion and negotiation with New York Life Investments, the Board agreed to accept New York Life Investments’ proposal to institute an additional management fee breakpoint for the Fund. In addition, following discussion and negotiation with the Board in connection with the 15(c) review process, New York Life Investments agreed to institute an additional breakpoint in the Fund’s management fee schedule.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New

50	MainStay Unconstrained Bond Fund

York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

51

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

52	MainStay Unconstrained Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1653332 MS139-15	MSUB10-06/15 NL016

MainStay Government Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an

e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.20 1.36%	–1.32 3.33%	1.85 2.79%	3.30 3.78%	0.98 0.98%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.34 1.21	–1.65 2.99	1.65 2.59	3.17 3.65	1.26 1.26
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.16 0.84	–2.66 2.34	1.46 1.83	2.89 2.89	2.01 2.01
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.16 0.84	1.22 2.22	1.83 1.83	2.88 2.88	2.01 2.01
Class I Shares	No Sales Charge		1.48	3.56	3.05	4.16	0.73

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[4]	2.02%	4.12%	3.50%	4.28%
Morningstar Intermediate Government Category Average[5]	1.60	3.52	3.05	3.97

4.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The Morningstar intermediate government category average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,013.60	$4.94	$1,019.90	$4.96

Investor Class Shares	$1,000.00	$1,012.10	$6.39	$1,018.40	$6.41

Class B Shares	$1,000.00	$1,008.40	$10.11	$1,014.70	$10.14

Class C Shares	$1,000.00	$1,008.40	$10.11	$1,014.70	$10.14

Class I Shares	$1,000.00	$1,014.80	$3.70	$1,021.10	$3.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Class A, 1.28% for Investor Class, 2.03% for Class B and Class C and 0.74% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

2.	Tennessee Valley Authority, 4.65%, due 6/15/35

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/41

8.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%, due 4/1/43

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 1/1/42

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Government Fund returned 1.36% for Class A shares, 1.21% for Investor Class shares and 0.84% for Class B and Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 1.48%. For the six months ended April 30, 2015, all share classes underperformed the 2.02% return of the Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the 1.60% return of the Morningstar Intermediate Government Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period: duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s duration was shorter than that of the Barclays U.S. Government Bond Index during the reporting period. Having a shorter duration left the Fund less sensitive to changes in U.S. Treasury yields than the benchmark. This positioning detracted from relative performance as intermediate- and longer-dated U.S. Treasury yields declined during the reporting period.

During the reporting period, agency mortgage pass-through securities6 represented the largest class of securities in the Fund. Our commitment to agency mortgage pass-through securities imparted a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This yield advantage was a positive contributor to the Fund’s absolute performance during the reporting period. (Contributions take weightings and total returns into account.) This benefit, however, was partially offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities as faster prepayment speeds—a result of elevated refinancing activity—eroded value. These factors slowed the Fund’s performance relative to the Barclays U.S. Government Bond Index, which held no mortgage-backed securities, and relative to peers with less exposure to the mortgage sector.

The Fund’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to its peers, the Fund may have been underweight in Ginnie Mae securities. In light of the outperformance of Fannie Mae and Freddie Mac securities, the Fund would have experienced an advantage relative to peers with smaller allocations to Fannie Mae and Freddie Mac securities and larger allocations to Ginnie Mae securities. Ginnie Mae securities underperformed during the reporting period because of an unexpected 0.50% cut in the annual mortgage insurance premium for mortgages originated by the Federal Housing Administration. By lowering the effective rate on new mortgages, the insurance premium reduction opened refinancing opportunities for Federal Housing Administration-eligible borrowers, which in turn made Ginnie Mae mortgage-backed securities more likely to be called. In a market where Ginnie Mae mortgage pass-through securities were trading above par, faster prepayments were not desirable since principal repayments at par (as borrowers refinanced) diminished the securities’ total return.

Finally, low portfolio turnover benefited the Fund relative to peers with higher turnover by limiting transaction costs. We also sought to preserve yield by keeping the Fund nearly fully invested, avoiding large cash balances.

What was the Fund’s duration strategy during the reporting period?

The Fund’s 2.6-year duration at the end of the reporting period was shorter than the duration of the Barclays U.S. Government Bond Index. During the reporting period, we preferred to keep the Fund’s duration on the shorter side to help the Fund relative to its benchmark and longer-duration peers as U.S. Treasury yields rise.

During the reporting period we used U.S. Treasury futures to dampen the Fund’s interest-rate sensitivity. The use of these instruments allowed us to offset the risk that mortgage durations would extend if U.S. Treasury yields had risen. Having a shorter duration made the Fund less sensitive than its benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture would have detracted from performance relative to the benchmark and longer-duration peers because on average, U.S. Treasury yields declined during the reporting period.

1.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s residential mortgage exposure was in mortgage pass-through securities rather than collateralized mortgage obligations. In our opinion, the compensation demanded by the market during the reporting period for the better convexity7 of collateralized mortgage obligations seemed excessive.

The reporting period represented a low mortgage-rate environment, where the housing market was driven more by refinancing than by purchase activity. To mute the impact of elevated refinancing levels, we emphasized mortgage pass-throughs whose underlying loan pools were less sensitive to mortgage rate changes. These “call-protected” pass-throughs presented a source of better value because the loan pools tended to be less responsive to falling mortgage rates, thereby stabilizing prepayment speeds and enabling investors to preserve more of the security’s yield. A loan pool comprising smaller-balance loans (e.g., a loan pool where no mortgage is larger than $110,000) represented one instance of a mortgage-backed security with superior call protection.

During the reporting period, which aspects of the Fund’s positioning were the strongest positive contributors to the Fund’s performance and which aspects detracted the most?

One of the strongest positive contributors for the period was the yield advantage of the Fund’s mortgage backed securities relative to comparable-duration treasuries. Another contributor to relative performance was issue selection among the mortgage-backed securities. Specifically, our willingness to underweight GNMA issues in favor of FNMA/FHLMC passthroughs, and our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms.

Duration was the primary performance headwind for the Fund. The Fund was postured to be less sensitive to changes in U.S.

Treasury yields. As a result the Fund could not robustly benefit from the decline in yields during the reporting period.

A second performance headwind was the Fund’s commitment to mortgage-backed securities, which underperformed comparable-duration U.S. Treasury securities during the reporting period as lower mortgage rates accelerated refinancing activity. The Fund offset some of this drag by favoring mortgage-backed securities whose underlying loans were less apt to refinance. The resulting stability of the securities’ cash flows led to better relative performance against the backdrop of mortgage rates moving lower with U.S. Treasury yields.

The flattening of the U.S. Treasury yield curve between the 10- and 30-year maturities slowed the Fund’s performance relative to the Barclays U.S. Government Bond Index and to peers with a larger concentration of longer-duration securities.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings were stable during the reporting period. The majority of the Fund’s trading activity involved the reinvestment of principal prepayments flowing from its mortgage-backed securities. The Fund mostly bought Fannie Mae and Freddie Mac mortgage pass-through securities backed by pools of 30-year mortgages.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held underweight positions relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-through securities. As of the same date, the Fund also held modestly overweight positions relative to the Index in asset-backed securities and commercial mortgage-backed securities. As of April 30, 2015, the Fund’s collective non-government exposure was about 3% of net assets, and the Fund held about 3% in cash or cash equivalents.

7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Government Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 97.5%† Asset-Backed Security 1.7%
Utilities 1.7%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$2,525,000	$2,806,436

Total Asset-Backed Security (Cost $2,548,062)		2,806,436

Mortgage-Backed Securities 1.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.4%
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	620,000	707,773

Residential Mortgages (Collateralized Mortgage Obligations) 0.8%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.478%, due 8/25/36 (b)	308,332	286,856
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.72%, due 2/25/42 (a)(c)(d)(e)	1,163,863	954,368

		1,241,224

Total Mortgage-Backed Securities (Cost $2,055,148)		1,948,997

U.S. Government & Federal Agencies 94.6%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	303,726	58,490
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	60,356	11,357

		69,847

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 25.7%
2.25%, due 3/1/35 (c)	36,741	38,808
2.375%, due 6/1/35 (c)	212,513	226,910
2.376%, due 2/1/37 (c)	86,075	92,092
3.00%, due 4/1/45	810,000	823,466
3.50%, due 10/1/25	494,530	528,755
3.50%, due 11/1/25	3,026,008	3,241,921
3.50%, due 4/1/42	1,131,890	1,191,424
3.50%, due 5/1/42	941,132	986,508
3.50%, due 7/1/42	467,196	489,723
3.50%, due 6/1/43	865,734	907,011
3.50%, due 8/1/43	1,178,011	1,240,132
3.50%, due 5/1/44	383,556	404,607

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 3/1/25	$1,432,207	$1,539,363
4.00%, due 7/1/25	448,886	482,645
4.00%, due 8/1/31	186,888	201,284
4.00%, due 8/1/39	352,001	384,243
♦ 4.00%, due 12/1/40	3,591,325	3,898,029
♦ 4.00%, due 2/1/41	5,552,592	6,010,906
♦ 4.00%, due 3/1/41	6,623,083	7,192,396
4.00%, due 4/1/41	597,675	643,142
♦ 4.00%, due 1/1/42	3,057,357	3,320,707
4.00%, due 12/1/42	849,308	924,762
4.00%, due 11/1/43	380,557	405,709
4.50%, due 3/1/41	980,983	1,089,374
4.50%, due 8/1/41	1,280,914	1,418,048
5.00%, due 1/1/20	103,737	109,424
5.00%, due 6/1/33	607,315	683,131
5.00%, due 8/1/33	502,105	564,672
5.00%, due 5/1/36	379,421	421,267
5.00%, due 10/1/39	1,117,319	1,267,092
5.50%, due 1/1/21	334,172	362,509
5.50%, due 11/1/35	522,910	595,864
5.50%, due 11/1/36	140,492	160,400
6.50%, due 4/1/37	101,741	116,875

		41,963,199

Federal National Mortgage Association (Mortgage Pass-Through Securities) 52.4%
1.929%, due 11/1/34 (c)	225,750	235,799
2.115%, due 4/1/34 (c)	313,695	334,733
2.50%, due 2/1/43	981,489	964,867
3.00%, due 10/1/32	1,069,276	1,103,342
♦ 3.00%, due 4/1/43	3,485,292	3,555,357
3.50%, due 11/1/25	1,401,519	1,501,131
3.50%, due 11/1/32	797,482	842,881
3.50%, due 2/1/41	2,466,759	2,589,749
♦ 3.50%, due 11/1/41	3,886,356	4,101,803
3.50%, due 12/1/41	335,499	353,777
3.50%, due 1/1/42	1,986,667	2,107,309
3.50%, due 3/1/42	2,668,864	2,799,715
3.50%, due 8/1/42	1,607,108	1,696,942
3.50%, due 12/1/42	855,451	904,750
3.50%, due 2/1/43	1,347,387	1,425,000
3.50%, due 5/1/43	836,571	879,365
3.50%, due 6/1/43	924,932	976,642
4.00%, due 9/1/31	1,834,625	1,979,269
4.00%, due 2/1/41	1,819,671	1,968,777
4.00%, due 3/1/41	2,544,998	2,782,335
4.00%, due 10/1/41	581,456	635,644
4.00%, due 3/1/42	1,752,332	1,909,894
4.00%, due 4/1/42	779,562	849,690

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 6/1/42	$2,068,073	$2,255,254
4.00%, due 7/1/42	1,934,662	2,109,671
4.50%, due 7/1/18	1,277,508	1,336,569
4.50%, due 11/1/18	790,935	827,501
4.50%, due 6/1/23	520,250	556,707
4.50%, due 5/1/39	806,340	893,152
4.50%, due 6/1/39	2,670,510	2,966,739
4.50%, due 7/1/39	2,385,602	2,651,446
4.50%, due 8/1/39	2,145,889	2,378,129
4.50%, due 9/1/40	1,607,373	1,781,335
4.50%, due 12/1/40	2,431,962	2,671,553
♦ 4.50%, due 1/1/41	3,772,713	4,182,172
4.50%, due 2/1/41	1,325,883	1,472,788
4.50%, due 8/1/41	956,642	1,058,849
4.50%, due 12/1/43	709,311	772,684
5.00%, due 9/1/17	321,229	337,442
5.00%, due 9/1/20	42,471	45,598
5.00%, due 11/1/33	606,672	679,006
5.00%, due 6/1/35	560,049	626,927
5.00%, due 10/1/35	243,017	270,956
5.00%, due 1/1/36	125,355	139,690
5.00%, due 2/1/36	908,161	1,012,500
5.00%, due 5/1/36	625,228	697,074
5.00%, due 6/1/36	123,251	137,220
5.00%, due 9/1/36	166,266	185,319
5.00%, due 3/1/40	1,513,683	1,713,983
5.00%, due 2/1/41	2,650,750	3,025,949
5.50%, due 1/1/17	17,568	18,420
5.50%, due 2/1/17	376,877	395,164
5.50%, due 6/1/19	430,578	459,082
5.50%, due 11/1/19	514,323	547,595
5.50%, due 4/1/21	735,089	797,816
5.50%, due 6/1/33	1,728,725	1,967,005
5.50%, due 11/1/33	998,408	1,136,113
5.50%, due 12/1/33	1,204,012	1,372,907
5.50%, due 6/1/34	291,754	332,193
5.50%, due 12/1/34	90,878	103,098
5.50%, due 3/1/35	495,835	563,561
5.50%, due 12/1/35	120,536	136,604
5.50%, due 4/1/36	377,727	427,097
5.50%, due 9/1/36	128,918	146,660
5.50%, due 7/1/37	267,416	308,725
6.00%, due 12/1/16	43,308	44,314
6.00%, due 11/1/32	306,123	353,075
6.00%, due 1/1/33	237,024	272,848
6.00%, due 3/1/33	210,460	241,185
6.00%, due 9/1/34	95,670	110,083
6.00%, due 9/1/35	728,049	840,223
6.00%, due 10/1/35	298,666	346,411
6.00%, due 6/1/36	263,512	301,477

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 11/1/36	$592,188	$683,982
6.00%, due 4/1/37	91,273	101,044
6.50%, due 10/1/31	180,769	214,530
6.50%, due 2/1/37	71,055	84,930

		85,591,126

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.2%
4.00%, due 7/15/39	567,762	613,813
4.00%, due 9/20/40	2,325,220	2,549,452
4.00%, due 11/20/40	358,983	393,862
4.00%, due 1/15/41	2,205,023	2,388,592
♦ 4.00%, due 10/15/41	3,751,429	4,130,538
4.50%, due 5/20/40	2,633,812	2,887,926
5.00%, due 2/20/41	609,522	685,682
6.00%, due 8/15/32	395,827	460,852
6.00%, due 12/15/32	264,718	308,025
6.50%, due 8/15/28	131,765	153,659
6.50%, due 4/15/31	410,031	489,997

		15,062,398

♦ Overseas Private Investment Corporation 3.3%
5.142%, due 12/15/23	4,722,172	5,301,988

♦ Tennessee Valley Authority 4.0%
4.65%, due 6/15/35	5,605,000	6,578,751

Total U.S. Government & Federal Agencies (Cost $145,799,846)		154,567,309

Total Long-Term Bonds (Cost $150,403,056)		159,322,742

Short-Term Investment 2.7%
Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $4,314,965 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.06% and a maturity date of 10/17/22, with a Principal Amount of $4,480,000 and a Market Value of $4,404,463)	4,314,965	4,314,965

Total Short-Term Investment (Cost $4,314,965)		4,314,965

Total Investments (Cost $154,718,021) (g)	100.2%	163,637,707
Other Assets, Less Liabilities	(0.2)	(284,491)
Net Assets	100.0%	$163,353,216

‡	Less than one-tenth of a percent.

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2015.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(d)	Illiquid security—As of April 30, 2015, the total market value of this security was $954,368, which represented 0.6% of the Fund’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of this security was $954,368, which represented 0.6% of the Fund’s net assets.
(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	As of April 30, 2015, cost was $154,718,021 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$9,286,119
Gross unrealized depreciation	(366,433)

Net unrealized appreciation	$8,919,686

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	(220)	June 2015	$(26,429,219)	$(276,736)
10-Year United States Treasury Note	(90)	June 2015	(11,553,750)	(149,726)

			$(37,982,969)	$(426,462)

1.	As of April 30, 2015, cash in the amount of $329,400 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$2,806,436	$—	$2,806,436
Mortgage-Backed Securities (b)	—	994,629	954,368	1,948,997
U.S. Government & Federal Agencies	—	154,567,309	—	154,567,309

Total Long-Term Bonds	—	158,368,374	954,368	159,322,742

Short-Term Investment
Repurchase Agreement	—	4,314,965	—	4,314,965

Total Investments in Securities	$—	$162,683,339	$954,368	$163,637,707

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(426,462)	$—	$—	$(426,462)

Total Other Financial Instruments	$(426,462)	$—	$—	$(426,462)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $954,368 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$985,739	$558	$2,313	$34,068	$—	$(68,310	) (b)	$—	$—	$954,368	$22,720

Total	$985,739	$558	$2,313	$34,068	$—	$(68,310)		$—	$—	$954,368	$22,720

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $154,718,021)	$163,637,707
Cash collateral on deposit at broker	329,400
Receivables:
Interest	605,427
Fund shares sold	46,342
Variation margin on futures contracts	35,000
Investment securities sold	8,654
Other assets	43,117

Total assets	164,705,647

Liabilities
Payables:
Investment securities purchased	830,301
Fund shares redeemed	262,240
Transfer agent (See Note 3)	68,187
Manager (See Note 3)	66,996
NYLIFE Distributors (See Note 3)	46,058
Professional fees	31,255
Shareholder communication	16,922
Custodian	5,308
Trustees	251
Accrued expenses	2,133
Dividend payable	22,780

Total liabilities	1,352,431

Net assets	$163,353,216

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$189,053
Additional paid-in capital	154,873,124

155,062,177
Undistributed net investment income	1,777
Accumulated net realized gain (loss) on investments and futures transactions	(203,962)
Net unrealized appreciation (depreciation) on investments and futures contracts	8,493,224

Net assets	$163,353,216

Class A
Net assets applicable to outstanding shares	$95,159,912

Shares of beneficial interest outstanding	11,027,236

Net asset value per share outstanding	$8.63
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.04

Investor Class
Net assets applicable to outstanding shares	$43,898,426

Shares of beneficial interest outstanding	5,066,396

Net asset value per share outstanding	$8.66
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.07

Class B
Net assets applicable to outstanding shares	$9,596,549

Shares of beneficial interest outstanding	1,112,052

Net asset value and offering price per share outstanding	$8.63

Class C
Net assets applicable to outstanding shares	$10,798,610

Shares of beneficial interest outstanding	1,252,098

Net asset value and offering price per share outstanding	$8.62

Class I
Net assets applicable to outstanding shares	$3,899,719

Shares of beneficial interest outstanding	447,544

Net asset value and offering price per share outstanding	$8.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,846,168

Expenses
Manager (See Note 3)	423,200
Distribution/Service—Class A (See Note 3)	119,430
Distribution/Service—Investor Class (See Note 3)	55,717
Distribution/Service—Class B (See Note 3)	49,835
Distribution/Service—Class C (See Note 3)	58,661
Transfer agent (See Note 3)	194,954
Registration	38,168
Professional fees	29,746
Shareholder communication	16,817
Custodian	10,763
Trustees	1,587
Miscellaneous	5,848

Total expenses	1,004,726

Net investment income (loss)	1,841,442

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	158,867
Futures transactions	(552,097)

Net realized gain (loss) on investments and futures transactions	(393,230)

Net change in unrealized appreciation (depreciation) on:
Investments	960,290
Futures contracts	(236,999)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	723,291

Net realized and unrealized gain (loss) on investments and futures transactions	330,061

Net increase (decrease) in net assets resulting from operations	$2,171,503

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,841,442	$4,163,050
Net realized gain (loss) on investments and futures transactions	(393,230)	(290,890)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	723,291	1,672,621

Net increase (decrease) in net assets resulting from operations	2,171,503	5,544,781

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,123,031)	(2,643,503)
Investor Class	(460,123)	(1,043,137)
Class B	(65,544)	(177,433)
Class C	(76,671)	(148,250)
Class I	(88,699)	(149,197)

	(1,814,068)	(4,161,520)

From net realized gain on investments:
Class A	(174,799)	(225,506)
Investor Class	(82,736)	(103,815)
Class B	(18,280)	(29,852)
Class C	(21,724)	(24,923)
Class I	(17,272)	(7,198)

	(314,811)	(391,294)

Total dividends and distributions to shareholders	(2,128,879)	(4,552,814)

Capital share transactions:
Net proceeds from sale of shares	11,721,563	28,682,482
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,968,923	4,184,421
Cost of shares redeemed	(28,334,952)	(80,275,692)

Increase (decrease) in net assets derived from capital share transactions	(14,644,466)	(47,408,789)

Net increase (decrease) in net assets	(14,601,842)	(46,416,822)

Net Assets
Beginning of period	177,955,058	224,371,880

End of period	$163,353,216	$177,955,058

Undistributed (distributions in excess of) net investment income at end of period	$1,777	$(25,597)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.63		$8.57	$9.02	$8.86	$9.00	$8.72

Net investment income (loss) (a)	0.10		0.21	0.19	0.22	0.24	0.22
Net realized and unrealized gain (loss) on investments	0.02		0.08	(0.41)	0.19	(0.01)	0.28

Total from investment operations	0.12		0.29	(0.22)	0.41	0.23	0.50

Less dividends and distributions:
From net investment income	(0.10)		(0.21)	(0.20)	(0.23)	(0.28)	(0.22)
From net realized gain on investments	(0.02)		(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.12)		(0.23)	(0.23)	(0.25)	(0.37)	(0.22)

Net asset value at end of period	$8.63		$8.63	$8.57	$9.02	$8.86	$9.00

Total investment return (b)	1.36	%(c)	3.46%	(2.50%)	4.70%	2.76%	5.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.38	%††	2.47%	2.17%	2.46%	2.74%	2.49%
Net expenses	0.99	%††	0.98%	1.03%	1.03%	1.03%	1.03%
Expenses (before waiver/reimbursement)	0.99	%††	0.98%	1.09%	1.14%	1.17%	1.20%
Portfolio turnover rate (d)	0	%(e)	14%	28%	37%	62%	132%
Net assets at end of period (in 000’s)	$95,160		$100,212	$143,234	$174,621	$176,253	$187,828

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.
(e)	Less than one percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.66		$8.60	$9.05	$8.90	$9.03	$8.75

Net investment income (loss) (a)	0.09		0.19	0.18	0.21	0.23	0.21
Net realized and unrealized gain (loss) on investments	0.02		0.08	(0.42)	0.17	(0.00)‡	0.28

Total from investment operations	0.11		0.27	(0.24)	0.38	0.23	0.49

Less dividends and distributions:
From net investment income	(0.09)		(0.19)	(0.18)	(0.21)	(0.27)	(0.21)
From net realized gain on investments	(0.02)		(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.11)		(0.21)	(0.21)	(0.23)	(0.36)	(0.21)

Net asset value at end of period	$8.66		$8.66	$8.60	$9.05	$8.90	$9.03

Total investment return (b)	1.21	%(c)	3.15%	(2.66%)	4.42%	2.73%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09	%††	2.19%	2.01%	2.32%	2.61%	2.37%
Net expenses	1.28	%††	1.26%	1.19%	1.17%	1.17%	1.15%
Expenses (before waiver/reimbursement)	1.28	%††	1.26%	1.25%	1.28%	1.31%	1.32%
Portfolio turnover rate (d)	0	%(e)	14%	28%	37%	62%	132%
Net assets at end of period (in 000’s)	$43,898		$45,947	$50,200	$57,666	$59,533	$62,350

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.
(e)	Less than one percent.

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.63		$8.57	$9.02	$8.86	$9.00	$8.71

Net investment income (loss) (a)	0.06		0.12	0.11	0.14	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.02		0.08	(0.42)	0.19	(0.00)‡	0.29

Total from investment operations	0.08		0.20	(0.31)	0.33	0.16	0.43

Less dividends and distributions:
From net investment income	(0.06)		(0.12)	(0.11)	(0.15)	(0.21)	(0.14)
From net realized gain on investments	(0.02)		(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.08)		(0.14)	(0.14)	(0.17)	(0.30)	(0.14)

Net asset value at end of period	$8.63		$8.63	$8.57	$9.02	$8.86	$9.00

Total investment return (b)	0.84	%(c)	2.38%	(3.40%)	3.77%	1.85%	5.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	%††	1.44%	1.26%	1.57%	1.85%	1.62%
Net expenses	2.03	%††	2.01%	1.94%	1.92%	1.92%	1.90%
Expenses (before waiver/reimbursement)	2.03	%††	2.01%	2.00%	2.03%	2.06%	2.07%
Portfolio turnover rate (d)	0	%(e)	14%	28%	37%	62%	132%
Net assets at end of period (in 000’s)	$9,597		$10,550	$14,783	$21,826	$25,644	$36,859

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.
(e)	Less than one percent.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.62		$8.56	$9.01	$8.86	$9.00	$8.71

Net investment income (loss) (a)	0.06		0.12	0.11	0.14	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.02		0.08	(0.42)	0.18	(0.00)‡	0.29

Total from investment operations	0.08		0.20	(0.31)	0.32	0.16	0.43

Less dividends and distributions:
From net investment income	(0.06)		(0.12)	(0.11)	(0.15)	(0.21)	(0.14)
From net realized gain on investments	(0.02)		(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.08)		(0.14)	(0.14)	(0.17)	(0.30)	(0.14)

Net asset value at end of period	$8.62		$8.62	$8.56	$9.01	$8.86	$9.00

Total investment return (b)	0.84	%(c)	2.39%	(3.41%)	3.66%	1.85%	5.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	%††	1.44%	1.24%	1.57%	1.86%	1.62%
Net expenses	2.03	%††	2.01%	1.94%	1.92%	1.92%	1.90%
Expenses (before waiver/reimbursement)	2.03	%††	2.01%	2.00%	2.03%	2.06%	2.07%
Portfolio turnover rate (d)	0	%(e)	14%	28%	37%	62%	132%
Net assets at end of period (in 000’s)	$10,799		$11,226	$12,593	$27,610	$29,441	$33,523

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.
(e)	Less than one percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.71		$8.65	$9.10	$8.94	$9.08	$8.79

Net investment income (loss) (a)	0.11		0.23	0.21	0.24	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.02		0.09	(0.41)	0.19	(0.00)‡	0.29

Total from investment operations	0.13		0.32	(0.20)	0.43	0.26	0.53

Less dividends and distributions:
From net investment income	(0.11)		(0.24)	(0.22)	(0.25)	(0.31)	(0.24)
From net realized gain on investments	(0.02)		(0.02)	(0.03)	(0.02)	(0.09)	—

Total dividends and distributions	(0.13)		(0.26)	(0.25)	(0.27)	(0.40)	(0.24)

Net asset value at end of period	$8.71		$8.71	$8.65	$9.10	$8.94	$9.08

Total investment return (b)	1.48	%(c)	3.69%	(2.24%)	4.92%	2.99%	6.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.54	%††	2.70%	2.42%	2.69%	2.99%	2.74%
Net expenses	0.74	%††	0.73%	0.78%	0.78%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.74	%††	0.73%	0.84%	0.89%	0.92%	0.95%
Portfolio turnover rate (d)	0	%(e)	14%	28%	37%	62%	132%
Net assets at end of period (in 000’s)	$3,900		$10,020	$3,561	$5,753	$3,998	$4,284

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43% and 19% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively.
(e)	Less than one percent.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Government Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held a security with a value of $954,368 that was fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal

22	MainStay Government Fund

Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation

23

Notes to Financial Statements (Unaudited) (continued)

margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(426,462)	$(426,462)

Total Fair Value		$(426,462)	$(426,462)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

24	MainStay Government Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(552,097)	$(552,097)

Total Realized Gain (Loss)		$(552,097)	$(552,097)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(236,999)	$(236,999)

Total Change in Unrealized Appreciation (Depreciation)		$(236,999)	$(236,999)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(37,924,609)	$(37,924,609)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

During the six-month period ended April 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $423,200.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor

25

Notes to Financial Statements (Unaudited) (continued)

Class shares were $4,381 and $2,904, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $124, $5,968 and $1,550, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$56,652
Investor Class	90,036
Class B	20,135
Class C	23,679
Class I	4,452

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$4,158,989
Long-Term Capital Gain	393,825
Total	$4,552,814

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of U.S. government securities were $278 and $17,256, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $0 and $1,250, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	730,356	$6,316,556
Shares issued to shareholders in reinvestment of dividends and distributions	136,848	1,181,979
Shares redeemed	(1,553,022)	(13,430,266)

Net increase (decrease) in shares outstanding before conversion	(685,818)	(5,931,731)
Shares converted into Class A (See Note 1)	145,881	1,259,837
Shares converted from Class A (See Note 1)	(45,512)	(393,682)

Net increase (decrease)	(585,449)	$(5,065,576)

Year ended October 31, 2014:
Shares sold	1,672,527	$14,362,263
Shares issued to shareholders in reinvestment of dividends and distributions	304,535	2,606,787
Shares redeemed	(7,166,019)	(61,230,211)

Net increase (decrease) in shares outstanding before conversion	(5,188,957)	(44,261,161)
Shares converted into Class A (See Note 1)	177,556	1,518,898
Shares converted from Class A (See Note 1)	(90,733)	(777,602)

Net increase (decrease)	(5,102,134)	$(43,519,865)

26	MainStay Government Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	101,025	$877,313
Shares issued to shareholders in reinvestment of dividends and distributions	59,823	518,651
Shares redeemed	(380,699)	(3,305,882)

Net increase (decrease) in shares outstanding before conversion	(219,851)	(1,909,918)
Shares converted into Investor Class (See Note 1)	104,138	903,559
Shares converted from Investor Class (See Note 1)	(120,911)	(1,048,344)

Net increase (decrease)	(236,624)	$(2,054,703)

Year ended October 31, 2014:
Shares sold	153,219	$1,318,904
Shares issued to shareholders in reinvestment of dividends and distributions	127,068	1,091,666
Shares redeemed	(923,138)	(7,941,392)

Net increase (decrease) in shares outstanding before conversion	(642,851)	(5,530,822)
Shares converted into Investor Class (See Note 1)	229,888	1,976,072
Shares converted from Investor Class (See Note 1)	(120,214)	(1,032,674)

Net increase (decrease)	(533,177)	$(4,587,424)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	110,905	$958,352
Shares issued to shareholders in reinvestment of dividends and distributions	8,813	76,101
Shares redeemed	(146,744)	(1,268,257)

Net increase (decrease) in shares outstanding before conversion	(27,026)	(233,804)
Shares converted from Class B (See Note 1)	(83,510)	(721,370)

Net increase (decrease)	(110,536)	$(955,174)

Year ended October 31, 2014:
Shares sold	126,065	$1,080,415
Shares issued to shareholders in reinvestment of dividends and distributions	21,564	184,401
Shares redeemed	(453,626)	(3,882,124)

Net increase (decrease) in shares outstanding before conversion	(305,997)	(2,617,308)
Shares converted from Class B (See Note 1)	(196,953)	(1,684,694)

Net increase (decrease)	(502,950)	$(4,302,002)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	355,857	$3,075,951
Shares issued to shareholders in reinvestment of dividends and distributions	10,481	90,469
Shares redeemed	(415,851)	(3,592,681)

Net increase (decrease)	(49,513)	$(426,261)

Year ended October 31, 2014:
Shares sold	397,180	$3,418,689
Shares issued to shareholders in reinvestment of dividends and distributions	18,041	154,097
Shares redeemed	(584,329)	(4,995,168)

Net increase (decrease)	(169,108)	$(1,422,382)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	56,231	$493,391
Shares issued to shareholders in reinvestment of dividends and distributions	11,666	101,723
Shares redeemed	(770,296)	(6,737,866)

Net increase (decrease)	(702,399)	$(6,142,752)

Year ended October 31, 2014:
Shares sold	978,430	$8,502,211
Shares issued to shareholders in reinvestment of dividends and distributions	17,020	147,470
Shares redeemed	(257,037)	(2,226,797)

Net increase (decrease)	738,413	$6,422,884

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Government Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

28	MainStay Government Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates , including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board consid-

ered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board discussed the impact of the Fund’s reduced expense limitation arrangement and decreased management fee.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an

30	MainStay Government Fund

annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Government Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651384 MS139-15	MSG10-06/15 NL007

MainStay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.91 1.67%	–2.65 1.94%	6.42 7.41%	6.45 6.94%	0.99 0.99%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.06 1.50	–2.79 1.79	6.35 7.33	6.41 6.90	1.01 1.01
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.67 1.26	–3.66 1.12	6.24 6.56	6.11 6.11	1.76 1.76
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.27 1.26	0.00 0.96	6.55 6.55	6.11 6.11	1.76 1.76
Class I Shares	No Sales Charge		1.63	2.03	7.63	7.19	0.74
Class R1 Shares[4]	No Sales Charge		1.57	1.92	7.49	7.06	0.84
Class R2 Shares[5]	No Sales Charge		1.62	1.67	7.27	6.85	1.09
Class R6 Shares[6]	No Sales Charge		1.72	2.22	7.70	7.23	0.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on December 14, 2007, although this class of shares did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[7]	1.33%	2.06%	8.07%	7.97%
Average Lipper High Yield Fund[8]	1.00	1.36	7.27	7.01

7.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,016.70	$4.90	$1,019.90	$4.91

Investor Class Shares	$1,000.00	$1,015.00	$5.10	$1,019.70	$5.11

Class B Shares	$1,000.00	$1,012.60	$8.83	$1,016.00	$8.85

Class C Shares	$1,000.00	$1,012.60	$8.83	$1,016.00	$8.85

Class I Shares	$1,000.00	$1,016.30	$3.65	$1,021.20	$3.66

Class R1 Shares	$1,000.00	$1,015.70	$4.15	$1,020.70	$4.16

Class R2 Shares	$1,000.00	$1,016.20	$5.40	$1,019.40	$5.41

Class R6 Shares	$1,000.00	$1,017.20	$2.90	$1,021.90	$2.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.98% for Class A, 1.02% for Investor Class, 1.77% for Class B and Class C, 0.73% for Class I, 0.83% for Class R1, 1.08% for Class R2 and 0.58% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 11/15/20–3/1/25

2.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/22

3.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–7.25%, due 10/30/17–5/1/27

4.	Exide Technologies, Inc.

5.	HCA, Inc., 4.25%–8.36%, due 2/15/16–9/15/25
6.	Crown Castle International Corp., 4.875%–5.25%, due 4/15/22–1/15/23

7.	Valeant Pharmaceuticals International, Inc., 5.50%–7.50%, due 10/1/20–4/15/25

8.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–5.00%, due 10/1/20–4/15/22

9.	Virgin Media Secured Finance PLC, 5.25%, due 1/15/21–1/15/26

10.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 1.67% for Class A shares, 1.50% for Investor Class shares and 1.26% for Class B and Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 1.63%, Class R1 shares returned 1.57%, Class R2 shares returned 1.62% and Class R6 shares returned 1.72%. For the six months ended April 30, 2015, Class B and Class C shares underperformed—and all other share classes outperformed—the 1.33% return of the Credit Suisse High Yield Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 1.00% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed in a bottom-up investment style, which focuses on individual credit selection. Positioning and credit selection within the energy and metals/minerals sectors, which experienced increased volatility during the reporting period, were the main contributors to the Fund’s performance relative to the Credit Suisse High Yield Index. The Fund’s underweight position in weaker-performing energy companies in advance of the sharp decline in high-yield energy bond prices contributed positively to the Fund’s performance relative to the Index. In the metals/minerals sector, a focus on aluminum and gold mining companies, along with underweight positions in coal and iron ore credits, contributed positively to the Fund’s performance relative to the Credit Suisse High Yield Index.

The Fund remained conservatively positioned throughout the reporting period because we found more attractive relative valuations (as measured by spreads)3 and credit profiles that we felt were more resilient in the higher-quality segment of the market. Our overweight position in the higher quality segment of the market contributed positively to the Fund’s performance relative to the Credit Suisse High Yield Index during the reporting period, as credits rated BB outperformed credits rated CCC.4

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was slightly shorter than that of the Credit Suisse High Yield Index during the reporting period and had a neutral impact on relative performance. This positioning was a residual effect of our bottom-up investment process and not an intentional investment decision. At the end of the reporting period, the Fund’s modified duration6 was approximately 3.58 years, compared to 3.81 years for the Index.

Which industries were the strongest contributors to the Fund’s relative performance and which industries were particularly weak?

During the reporting period, credit selection and an underweight position in the energy sector contributed positively to the Fund’s performance relative to the Credit Suisse High Yield Index. (Contributions take weightings and total returns into account.) Credit selection within the metals/minerals industry also added to the Fund’s relative performance. In contrast, credit selection and an underweight position in food/tobacco and an underweight position in information technology slightly detracted from the Fund’s performance relative to the Index.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased bonds of discount retailer Dollar Tree during the reporting period. The bonds were issued in conjunction with the company’s acquisition of Family Dollar. We expected that the acquisition would create cost savings through synergies. We also expected that lower-producing stores would be divested and we believed that management’s goal was to return the company to an investment-grade rating. The Fund also purchased bonds of Internet television network Netflix on a new-issue basis as the company was raising money to build out content. Content remained a highly strategic asset for a company with over 60 million subscribers and plans to reach over 100 million subscribers in the next three years. Given the company’s existing subscriber base, we believed that Netflix had a scale advantage that would be very difficult to replicate.

1.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

9

The bonds of Mueller Water Products were called away (redeemed by the issuer prior to maturity) and refinanced with loans that were added to the Fund. In addition, the Fund sold some of its bonds of wireless communications company Sprint, as we felt that the yield was not adequate compensation for the company’s increased risk profile.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weightings in the Fund. There was a small increase to the Fund’s exposure to information technology, health care and media because of attractive valuations and yield levels. The Fund reduced its exposure to the communications and transportation industries during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held overweight positions relative to the Credit Suisse High Yield Index in transportation, cable/wireless and housing. As of the same date, the Fund held underweight positions relative to the Index in the energy, media and utility sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 94.4%† Convertible Bonds 0.9%
Auto Parts & Equipment 0.6%
♦Exide Technologies, Inc. 7.00%, due 4/30/25 (a)(b)	$69,215,341	$56,756,580

Electric 0.0%‡
Upstate New York Power Producers, Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	3,644,003	3,971,963

Mining 0.2%
Detour Gold Corp. 5.50%, due 11/30/17	14,400,000	13,968,000

Oil & Gas 0.1%
Stone Energy Corp. 1.75%, due 3/1/17	5,240,000	4,925,600

Total Convertible Bonds (Cost $81,153,469)		79,622,143

Corporate Bonds 92.3%
Advertising 1.2%
Alliance Data Systems Corp.
5.25%, due 12/1/17 (c)	20,200,000	21,008,000
5.375%, due 8/1/22 (c)	13,415,000	13,549,150
6.375%, due 4/1/20 (c)	14,980,000	15,579,200
Lamar Media Corp.
5.00%, due 5/1/23	13,580,000	13,851,600
5.375%, due 1/15/24	3,960,000	4,133,844
5.875%, due 2/1/22	11,000,000	11,632,500
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	10,334,000	10,695,690
5.625%, due 2/15/24 (c)	1,500,000	1,556,250
5.625%, due 2/15/24	9,850,000	10,256,312

		102,262,546

Aerospace & Defense 1.8%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	38,419,000	41,204,377
KLX, Inc. 5.875%, due 12/1/22 (c)	21,265,000	21,424,488
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	38,875,000	34,598,750
Moog, Inc. 5.25%, due 12/1/22 (c)	4,000,000	4,140,000
Orbital ATK, Inc. 5.25%, due 10/1/21 (c)	3,190,000	3,301,650

	Principal Amount	Value

Aerospace & Defense (continued)
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	$27,120,000	$28,272,600
TransDigm, Inc.
5.50%, due 10/15/20	4,100,000	4,028,250
6.50%, due 7/15/24	14,596,000	14,812,751

		151,782,866

Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21	17,520,000	18,177,000
Wolverine World Wide, Inc. 6.125%, due 10/15/20	15,613,000	16,588,813

		34,765,813

Auto Manufacturers 1.7%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (c)	32,060,000	34,063,750
Ford Holdings LLC
9.30%, due 3/1/30	18,155,000	27,645,199
9.375%, due 3/1/20	1,695,000	2,162,395
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	14,960,000	15,002,995
General Motors Financial Co., Inc.
4.75%, due 8/15/17	12,000,000	12,659,760
6.75%, due 6/1/18	30,000,000	33,915,600
Jaguar Land Rover Automotive PLC
4.125%, due 12/15/18 (c)	7,800,000	8,024,250
4.25%, due 11/15/19 (c)	9,000,000	9,247,500

		142,721,449

Auto Parts & Equipment 3.9%
Dana Holding Corp. 6.75%, due 2/15/21	1,898,000	2,004,763
♦Exide Technologies, Inc. 11.00%, due 4/30/20 (b)	63,793,689	54,224,636
International Automotive Components Group S.A. 9.125%, due 6/1/18 (c)	13,960,000	14,378,800
Lear Corp. 5.25%, due 1/15/25	4,205,000	4,294,356
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (c)	23,100,000	23,908,500
Schaeffler Finance B.V.
4.25%, due 5/15/21 (c)	21,610,000	21,718,050
4.75%, due 5/15/21 (c)	32,944,000	33,685,240
4.75%, due 5/15/23 (c)	17,195,000	17,581,887
♦Schaeffler Holding Finance B.V.
6.25%, due 11/15/19 (a)(c)	17,030,000	18,136,950
6.75%, due 11/15/22 (a)(c)	38,860,000	42,551,700
6.875%, due 8/15/18 (a)(c)	57,402,000	59,841,585

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Tenneco, Inc. 6.875%, due 12/15/20	$10,225,000	$10,838,500
Titan International, Inc. 6.875%, due 10/1/20	11,412,000	10,356,390
ZF North America Capital, Inc.
4.50%, due 4/29/22 (c)	9,100,000	9,082,937
4.75%, due 4/29/25 (c)	15,080,000	15,117,700

		337,721,994

Banks 0.1%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (c)	8,950,000	8,524,875

Beverages 0.1%
Constellation Brands, Inc.
3.875%, due 11/15/19	3,000,000	3,105,000
4.75%, due 11/15/24	2,498,000	2,647,880

		5,752,880

Biotechnology 0.2%
Concordia Healthcare Corp. 7.00%, due 4/15/23 (c)	12,845,000	13,037,675

Building Materials 1.6%
Boise Cascade Co. 6.375%, due 11/1/20	26,940,000	28,354,350
Building Materials Corporation of America 6.75%, due 5/1/21 (c)	19,251,000	20,454,187
Gibraltar Industries, Inc. 6.25%, due 2/1/21	12,580,000	12,768,700
Griffon Corp. 5.25%, due 3/1/22	14,978,000	15,127,780
Headwaters, Inc. 7.25%, due 1/15/19	21,700,000	22,730,750
Masonite International Corp. 5.625%, due 3/15/23 (c)	7,880,000	8,234,600
Summit Materials LLC / Summit Materials Finance Corp. 10.50%, due 1/31/20	14,221,000	15,536,443
USG Corp. 7.875%, due 3/30/20 (c)	15,895,000	17,206,337

		140,413,147

Chemicals 1.2%
Axiall Corp. 4.875%, due 5/15/23	9,833,000	9,931,330
Huntsman International LLC 5.125%, due 11/15/22 (c)	4,840,000	4,891,425

	Principal Amount	Value

Chemicals (continued)
Ineos Finance PLC 7.50%, due 5/1/20 (c)	$20,965,000	$22,155,812
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	17,200,000	17,651,500
NOVA Chemicals Corp. 5.00%, due 5/1/25 (c)	2,000,000	2,107,500
Olin Corp. 5.50%, due 8/15/22	12,924,000	13,311,720
Platform Specialty Products Corp. 6.50%, due 2/1/22 (c)	3,000,000	3,135,000
PolyOne Corp.
5.25%, due 3/15/23	31,006,000	32,323,755
7.375%, due 9/15/20	946,000	995,665

		106,503,707

Coal 0.5%
Arch Coal, Inc.
7.25%, due 10/1/20	5,815,000	2,020,713
8.00%, due 1/15/19 (c)	21,960,000	9,113,400
CONSOL Energy, Inc. 5.875%, due 4/15/22	28,795,000	26,419,412
Peabody Energy Corp.
6.25%, due 11/15/21	3,005,000	1,803,000
6.50%, due 9/15/20	8,000,000	4,960,000

		44,316,525

Commercial Services 3.0%
Ashtead Capital, Inc.
5.625%, due 10/1/24 (c)	1,500,000	1,576,875
6.50%, due 7/15/22 (c)	12,790,000	13,693,358
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.25%, due 3/15/25 (c)	21,500,000	21,285,000
5.50%, due 4/1/23	35,196,000	35,889,009
Cimpress N.V. 7.00%, due 4/1/22 (c)	22,950,000	23,523,750
ExamWorks Group, Inc. 5.625%, due 4/15/23	10,260,000	10,593,450
Great Lakes Dredge & Dock Corp.
7.375%, due 2/1/19	38,986,000	40,058,115
7.375%, due 2/1/19 (c)	6,115,000	6,283,163
Hertz Corp. (The) 4.25%, due 4/1/18	7,150,000	7,257,250
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(c)	17,475,000	17,868,187
Modular Space Corp. 10.25%, due 1/31/19 (c)	4,270,000	3,458,700
Sotheby’s 5.25%, due 10/1/22 (c)	6,860,000	6,842,850
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (c)	12,414,000	12,119,168

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc.
4.625%, due 7/15/23	$8,900,000	$9,022,464
5.50%, due 7/15/25	4,000,000	4,052,200
7.625%, due 4/15/22	19,217,000	21,186,742
WEX, Inc. 4.75%, due 2/1/23 (c)	26,836,000	26,500,550

		261,210,831

Computers 1.6%
IGATE Corp. 4.75%, due 4/15/19	3,000,000	3,142,500
IHS, Inc. 5.00%, due 11/1/22 (c)	37,283,000	37,283,000
NCR Corp.
4.625%, due 2/15/21	13,235,000	13,135,737
5.00%, due 7/15/22	15,600,000	15,405,000
5.875%, due 12/15/21	4,000,000	4,100,000
6.375%, due 12/15/23	24,840,000	26,144,100
Seagate HDD Cayman 4.75%, due 6/1/23	39,535,000	41,476,406

		140,686,743

Distribution & Wholesale 0.5%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (c)	22,600,000	23,673,500
LKQ Corp. 4.75%, due 5/15/23	21,738,000	21,411,930

		45,085,430

Diversified Financial Services 0.3%
Community Choice Financial, Inc.
10.75%, due 5/1/19	31,860,000	18,319,500
12.75%, due 5/1/20 (c)(d)	9,500,000	5,367,500

		23,687,000

Electric 1.6%
Calpine Corp.
5.875%, due 1/15/24 (c)	17,041,000	18,233,870
6.00%, due 1/15/22 (c)	24,393,000	25,795,597
GenOn Americas Generation LLC 9.125%, due 5/1/31	3,000,000	2,853,750
♦GenOn Energy, Inc.
7.875%, due 6/15/17	58,067,000	58,212,167
9.50%, due 10/15/18	19,880,000	20,625,500
NRG REMA LLC Series C 9.681%, due 7/2/26	6,425,000	6,971,125
PNM Resources, Inc. 9.25%, due 5/15/15	3,640,000	3,647,295
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,927,000	3,438,643

		139,777,947

	Principal Amount	Value

Electrical Components & Equipment 1.4%
Anixter, Inc.
5.125%, due 10/1/21	$2,570,000	$2,672,800
5.625%, due 5/1/19	8,110,000	8,708,112
Belden, Inc.
5.25%, due 7/15/24 (c)	3,000,000	3,037,500
5.50%, due 9/1/22 (c)	42,702,000	43,876,305
General Cable Corp. 5.75%, due 10/1/22	44,460,000	40,680,900
WESCO Distribution, Inc. 5.375%, due 12/15/21	22,414,000	22,862,280

		121,837,897

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	26,939,000	27,679,823

Engineering & Construction 1.4%
AECOM 5.875%, due 10/15/24 (c)	14,290,000	14,802,868
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	28,975,000	25,932,625
13.00%, due 3/15/18 (a)	29,520,171	31,734,184
Transfield Services, Ltd. 8.375%, due 5/15/20 (c)	27,490,000	29,276,850
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	21,440,000	20,582,400

		122,328,927

Entertainment 2.2%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	44,120,000	43,789,100
Churchill Downs, Inc. 5.375%, due 12/15/21	26,075,000	26,596,500
GLP Capital, L.P. / GLP Financing II, Inc.
4.375%, due 11/1/18	5,000,000	5,175,000
4.875%, due 11/1/20	8,000,000	8,140,000
5.375%, due 11/1/23	7,000,000	7,280,000
MU Finance PLC 8.375%, due 2/1/17 (c)	24,801,547	25,421,585
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (c)	15,890,000	16,406,425
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (c)	11,104,000	11,659,200
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (b)(d)(e)	35,000,000	36,312,500
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (b)(d)	160,091	160,091

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment (continued)
Vail Resorts, Inc. 6.50%, due 5/1/19	$10,661,000	$11,007,483

		191,947,884

Environmental Controls 0.0%‡
Clean Harbors, Inc.
5.125%, due 6/1/21	1,000,000	1,020,000
5.25%, due 8/1/20	3,000,000	3,090,000

		4,110,000

Finance—Auto Loans 0.2%
Ally Financial, Inc. 3.25%, due 2/13/18	1,000,000	998,750
Credit Acceptance Corp. 7.375%, due 3/15/23 (c)	12,825,000	12,760,875

		13,759,625

Finance—Consumer Loans 0.2%
OneMain Financial Holdings, Inc. 6.75%, due 12/15/19 (c)	7,645,000	8,046,363
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (c)	10,075,000	7,203,625

		15,249,988

Finance—Investment Banker/Broker 0.5%
E*TRADE Financial Corp.
4.625%, due 9/15/23	11,500,000	11,744,375
5.375%, due 11/15/22	17,810,000	18,923,125
KCG Holdings, Inc. 6.875%, due 3/15/20 (c)	16,145,000	15,458,838

		46,126,338

Finance—Leasing Companies 0.3%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.00%, due 10/1/21 (c)	16,320,000	17,473,824
Aircastle, Ltd. 5.50%, due 2/15/22	8,295,000	8,854,913

		26,328,737

Finance—Mortgage Loan/Banker 0.3%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.875%, due 8/1/21 (c)	20,530,000	19,606,150
7.375%, due 10/1/17	3,500,000	3,640,000

		23,246,150

Finance—Other Services 0.9%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (c)	20,640,000	21,568,800

	Principal Amount	Value

Finance—Other Services (continued)
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (c)	$36,970,000	$36,507,875
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	12,000,000	12,210,000
7.875%, due 10/1/20	9,000,000	9,270,000

		79,556,675

Food 2.0%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (c)	7,998,000	7,798,050
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(c)	24,059,023	15,758,660
B&G Foods, Inc. 4.625%, due 6/1/21	28,960,000	29,032,400
C&S Group Enterprises LLC 5.375%, due 7/15/22 (c)	32,580,000	32,335,650
Dean Foods Co. 6.50%, due 3/15/23 (c)	1,000,000	1,030,000
Ingles Markets, Inc. 5.75%, due 6/15/23	14,100,000	14,664,000
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (c)	15,410,000	16,334,600
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (c)	30,495,000	32,782,125
Wells Enterprises, Inc. 6.75%, due 2/1/20 (c)	18,647,000	19,066,558

		168,802,043

Forest Products & Paper 1.1%
Georgia-Pacific LLC 8.875%, due 5/15/31	19,841,000	29,823,483
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	50,220,000	62,900,550

		92,724,033

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	13,025,000	13,513,438
6.50%, due 5/20/21	5,828,000	6,148,540

		19,661,978

Health Care—Products 1.4%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (c)	23,509,000	24,860,767
Halyard Health, Inc. 6.25%, due 10/15/22 (c)	13,331,000	14,064,205
Hanger, Inc. 7.125%, due 11/15/18	13,535,000	13,805,700

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products (continued)
Hologic, Inc. 6.25%, due 8/1/20	$11,205,000	$11,611,181
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	6,000,000	5,745,000
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, due 4/15/20 (c)	4,165,000	4,232,681
5.50%, due 4/15/25 (c)	12,955,000	13,214,100
Teleflex, Inc. 6.875%, due 6/1/19	15,330,000	15,885,713
Universal Hospital Services, Inc. 7.625%, due 8/15/20	21,710,000	19,050,525

		122,469,872

Health Care—Services 3.0%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23 (c)	4,200,000	4,294,500
Centene Corp. 5.75%, due 6/1/17	14,370,000	15,232,200
Fresenius Medical Care U.S. Finance, Inc.
6.50%, due 9/15/18 (c)	4,730,000	5,297,600
6.875%, due 7/15/17	130,000	142,350
Fresenius Medical Care U.S. Finance II, Inc.
4.75%, due 10/15/24 (c)	3,915,000	4,091,175
5.625%, due 7/31/19 (c)	11,680,000	12,760,400
5.875%, due 1/31/22 (c)	8,100,000	8,869,500
HCA Holdings, Inc.
6.25%, due 2/15/21	2,375,000	2,593,500
7.75%, due 5/15/21	5,431,000	5,784,015
♦HCA, Inc.
4.25%, due 10/15/19	7,890,000	8,245,050
4.75%, due 5/1/23	4,525,000	4,751,250
5.00%, due 3/15/24	13,244,000	14,074,399
5.25%, due 4/15/25	16,490,000	17,871,037
5.375%, due 2/1/25	10,700,000	11,235,000
5.875%, due 3/15/22	14,855,000	16,619,031
5.875%, due 5/1/23	10,799,000	11,676,419
6.50%, due 2/15/16	3,615,000	3,746,044
6.50%, due 2/15/20	3,294,000	3,755,160
7.50%, due 2/15/22	5,451,000	6,377,670
7.58%, due 9/15/25	1,920,000	2,155,200
7.69%, due 6/15/25	705,000	803,700
8.00%, due 10/1/18	4,984,000	5,793,900
8.36%, due 4/15/24	2,494,000	2,955,390
HealthSouth Corp. 5.75%, due 11/1/24	11,105,000	11,715,775
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	6,200,000	6,091,500
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (c)	53,908,000	56,603,939

	Principal Amount	Value

Health Care—Services (continued)
Tenet Healthcare Corp. 6.00%, due 10/1/20	$15,000,000	$16,012,500

		259,548,204

Holding Companies—Diversified 1.8%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (a)	48,929,000	48,745,516
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (a)(c)	59,536,000	60,429,040
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (c)	25,895,000	26,089,212
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (c)	11,835,000	12,337,988
Nielsen Co. Luxembourg SARL (The) 5.50%, due 10/1/21 (c)	4,500,000	4,635,000

		152,236,756

Home Builders 2.9%
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	21,037,000	22,141,442
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (c)	23,985,000	22,665,825
AV Homes, Inc. 8.50%, due 7/1/19 (c)	24,860,000	23,865,600
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (c)	3,805,000	3,985,738
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (c)	29,141,000	30,160,935
Century Communities, Inc.
6.875%, due 5/15/22 (c)	5,860,000	5,794,075
6.875%, due 5/15/22	15,776,000	15,598,520
D.R. Horton, Inc.
4.75%, due 2/15/23	4,710,000	4,827,750
5.75%, due 8/15/23	3,605,000	3,911,425
Mattamy Group Corp. 6.50%, due 11/15/20 (c)	36,862,000	36,124,760
Meritage Homes Corp. 7.00%, due 4/1/22	1,500,000	1,605,000
Ryland Group, Inc. (The)
5.375%, due 10/1/22	4,304,000	4,379,320
6.625%, due 5/1/20	4,997,000	5,434,237
Standard Pacific Corp.
5.875%, due 11/15/24	5,000,000	5,187,500
6.25%, due 12/15/21	10,330,000	11,001,450
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.25%, due 4/15/21 (c)	5,500,000	5,513,750
7.75%, due 4/15/20 (c)	7,397,000	7,826,988
Toll Brothers Finance Corp. 4.375%, due 4/15/23	10,510,000	10,746,475

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Home Builders (continued)
WCI Communities, Inc. 6.875%, due 8/15/21	$12,355,000	$12,725,650
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (c)	16,600,000	15,853,000

		249,349,440

Household Products & Wares 0.4%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(c)	7,120,000	7,547,200
Prestige Brands, Inc. 5.375%, due 12/15/21 (c)	14,611,000	14,793,637
Spectrum Brands, Inc.
6.375%, due 11/15/20	2,435,000	2,581,100
6.625%, due 11/15/22	7,535,000	8,062,450
6.75%, due 3/15/20	4,195,000	4,415,238

		37,399,625

Housewares 0.3%
American Greetings Corp. 7.375%, due 12/1/21	5,500,000	5,878,125
RSI Home Products, Inc. 6.50%, due 3/15/23 (c)	16,490,000	17,190,825

		23,068,950

Insurance 1.6%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (c)	18,025,000	18,565,750
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	21,000,000	22,470,000
CNO Financial Group, Inc. 6.375%, due 10/1/20 (c)	12,345,000	13,054,837
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	9,497,000	10,661,133
8.30%, due 4/15/26	5,395,000	6,576,732
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (c)	29,513,000	30,988,650
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (c)	13,890,000	16,775,439
USI, Inc. 7.75%, due 1/15/21 (c)	19,260,000	19,741,500

		138,834,041

Internet 1.3%
Equinix, Inc.
5.375%, due 1/1/22	11,868,000	12,313,050
5.375%, due 4/1/23	18,720,000	19,328,400
5.75%, due 1/1/25	13,217,000	13,910,892

	Principal Amount	Value

Internet (continued)
IAC / InterActiveCorp.
4.75%, due 12/15/22	$4,552,000	$4,552,000
4.875%, due 11/30/18	11,770,000	12,181,950
Netflix, Inc.
5.375%, due 2/1/21	3,515,000	3,673,175
5.50%, due 2/15/22 (c)	21,925,000	23,076,062
5.75%, due 3/1/24	8,845,000	9,353,588
5.875%, due 2/15/25 (c)	7,361,000	7,839,465
VeriSign, Inc. 5.25%, due 4/1/25 (c)	9,800,000	10,130,260

		116,358,842

Investment Company 0.4%
American Capital, Ltd. 6.50%, due 9/15/18 (c)	33,330,000	34,667,366

Investment Management/Advisory Services 0.6%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (c)	29,020,000	29,092,550
National Financial Partners Corp. 9.00%, due 7/15/21 (c)	19,717,000	20,209,925

		49,302,475

Iron & Steel 0.9%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	7,393,845
Allegheny Technologies, Inc. 6.375%, due 8/15/23	11,020,000	11,653,650
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (c)	18,242,000	18,969,400
Cliffs Natural Resources, Inc. 8.25%, due 3/31/20 (c)	17,130,000	16,787,400
Commercial Metals Co. 4.875%, due 5/15/23	7,476,000	7,120,890
Evraz, Inc. 7.50%, due 11/15/19 (c)	20,215,000	19,770,270

		81,695,455

Leisure Time 1.1%
Brunswick Corp. 4.625%, due 5/15/21 (c)	19,791,000	19,988,910
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (c)	71,625,000	75,385,312

		95,374,222

Lodging 1.0%
Choice Hotels International, Inc.
5.70%, due 8/28/20	2,480,000	2,703,200
5.75%, due 7/1/22	22,880,000	25,053,600

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Lodging (continued)
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (c)	$22,865,000	$23,893,925
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	18,000,000	18,990,000
MTR Gaming Group, Inc. 11.50%, due 8/1/19	8,237,478	8,875,883
Sugarhouse HSP Gaming Prop Mezz, L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, due 6/1/21 (c)	5,144,000	4,899,660

		84,416,268

Machinery—Construction & Mining 0.4%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (c)	21,500,000	21,932,150
Oshkosh Corp. 5.375%, due 3/1/25 (c)	8,535,000	8,855,063
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(c)	1,740,000	1,757,400

		32,544,613

Machinery—Diversified 0.1%
Briggs & Stratton Corp. 6.875%, due 12/15/20	8,945,000	9,783,594

Media 5.2%
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	26,367,000	26,062,461
5.125%, due 5/1/23 (c)	22,720,000	22,492,800
5.25%, due 9/30/22	3,000,000	2,997,750
5.375%, due 5/1/25 (c)	15,335,000	15,066,637
5.75%, due 1/15/24	1,598,000	1,617,975
5.875%, due 5/1/27 (c)	12,640,000	12,450,400
6.50%, due 4/30/21	8,310,000	8,635,129
7.00%, due 1/15/19	20,199,000	20,981,711
7.25%, due 10/30/17	8,800,000	9,145,840
Cogeco Cable, Inc. 4.875%, due 5/1/20 (c)	22,360,000	22,946,950
Crown Media Holdings, Inc. 10.50%, due 7/15/19	17,875,000	19,036,875
CSC Holdings LLC 7.625%, due 7/15/18	13,740,000	15,526,200
DISH DBS Corp.
4.625%, due 7/15/17	8,897,000	9,162,798
5.125%, due 5/1/20	9,335,000	9,440,019
5.875%, due 7/15/22	2,155,000	2,171,163
5.875%, due 11/15/24	4,220,000	4,156,700

	Principal Amount	Value

Media (continued)
♦Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	$21,495,000	$21,871,162
5.00%, due 4/15/22 (c)	67,990,000	68,363,945
Numericable-SFR
4.875%, due 5/15/19 (c)	10,550,000	10,642,312
6.00%, due 5/15/22 (c)	30,775,000	31,525,141
6.25%, due 5/15/24 (c)	4,660,000	4,788,197
Quebecor Media, Inc. 5.75%, due 1/15/23	45,110,000	46,576,075
Time, Inc. 5.75%, due 4/15/22 (c)	9,115,000	8,904,216
Videotron, Ltd.
5.00%, due 7/15/22	21,754,000	22,445,777
5.375%, due 6/15/24 (c)	29,920,000	31,004,600

		448,012,833

Metal Fabricate & Hardware 1.0%
A.M. Castle & Co. 12.75%, due 12/15/16	28,261,000	26,424,035
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (c)	14,735,000	15,029,700
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (c)	16,170,000	13,340,250
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (c)	27,819,000	30,114,067

		84,908,052

Mining 2.4%
AuRico Gold, Inc. 7.75%, due 4/1/20 (c)	32,265,000	33,071,625
Constellium N.V. 5.75%, due 5/15/24 (c)	26,000,000	25,025,000
Hecla Mining Co. 6.875%, due 5/1/21	44,808,000	40,551,240
Kaiser Aluminum Corp. 8.25%, due 6/1/20	31,595,000	34,359,563
New Gold, Inc.
6.25%, due 11/15/22 (c)	20,995,000	20,785,050
7.00%, due 4/15/20 (c)	33,015,000	34,418,137
St. Barbara, Ltd. 8.875%, due 4/15/18 (c)	22,325,000	20,315,750

		208,526,365

Miscellaneous—Manufacturing 1.1%
Actuant Corp. 5.625%, due 6/15/22	8,305,000	8,595,675
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	18,225,000	18,794,531

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (c)	$19,645,000	$20,823,700
EnPro Industries, Inc. 5.875%, due 9/15/22 (c)	14,325,000	14,969,625
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	12,200,581
SPX Corp. 6.875%, due 9/1/17	17,425,000	18,993,250

		94,377,362

Oil & Gas 10.2%
Antero Resources Corp.
5.125%, due 12/1/22	10,540,000	10,487,300
5.375%, due 11/1/21	18,940,000	19,129,400
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp.
7.75%, due 1/15/21	2,815,000	2,181,625
9.25%, due 8/15/21	12,305,000	9,782,475
California Resources Corp. 5.00%, due 1/15/20	28,265,000	26,710,425
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	44,315,000	44,093,425
7.625%, due 1/15/22	11,450,000	11,621,750
Carrizo Oil & Gas, Inc.
6.25%, due 4/15/23	3,430,000	3,481,450
7.50%, due 9/15/20	13,190,000	13,879,837
Chesapeake Energy Corp. 6.50%, due 8/15/17	28,590,000	30,376,875
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(d)(e)	15,000,000	3,150,000
Comstock Resources, Inc.
7.75%, due 4/1/19	28,693,000	13,804,202
9.50%, due 6/15/20	21,589,000	10,794,500
10.00%, due 3/15/20 (c)	22,060,000	21,618,800
Concho Resources, Inc.
5.50%, due 10/1/22	7,235,000	7,362,336
6.50%, due 1/15/22	24,386,000	25,666,265
7.00%, due 1/15/21	10,325,000	10,892,875
Continental Resources, Inc.
5.00%, due 9/15/22	7,875,000	7,993,125
7.125%, due 4/1/21	8,775,000	9,389,250
7.375%, due 10/1/20	15,775,000	16,652,484
EnQuest PLC 7.00%, due 4/15/22 (c)	40,738,000	31,775,640
Frontier Oil Corp. 6.875%, due 11/15/18	8,390,000	8,694,138

	Principal Amount	Value

Oil & Gas (continued)
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	$40,250,000	$39,847,500
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, due 11/1/19	11,095,000	9,375,275
6.50%, due 5/15/19	15,540,000	13,558,650
Matador Resources Co. 6.875%, due 4/15/23 (c)	5,985,000	6,142,106
Murphy Oil USA, Inc. 6.00%, due 8/15/23	13,820,000	14,801,220
Newfield Exploration Co. 5.625%, due 7/1/24	17,210,000	18,242,600
Oasis Petroleum, Inc.
6.50%, due 11/1/21	5,875,000	5,904,375
6.875%, due 3/15/22	6,705,000	6,822,338
7.25%, due 2/1/19	31,432,000	32,076,356
Paragon Offshore PLC 6.75%, due 7/15/22 (c)	9,800,000	4,067,000
PDC Energy, Inc. 7.75%, due 10/15/22	24,545,000	26,140,425
PetroQuest Energy, Inc. 10.00%, due 9/1/17	60,850,000	52,939,500
Range Resources Corp. 5.00%, due 8/15/22	3,000,000	3,045,000
Rex Energy Corp.
6.25%, due 8/1/22 (c)	13,040,000	9,910,400
8.875%, due 12/1/20	43,740,000	37,616,400
Rosetta Resources, Inc.
5.625%, due 5/1/21	8,280,000	8,290,350
5.875%, due 6/1/22	19,360,000	19,311,600
RSP Permian, Inc. 6.625%, due 10/1/22 (c)	17,780,000	18,455,640
Sanchez Energy Corp. 6.125%, due 1/15/23	16,504,000	16,173,920
Seventy Seven Operating LLC 6.625%, due 11/15/19	23,045,000	18,320,775
SM Energy Co.
5.00%, due 1/15/24	15,070,000	14,806,275
6.125%, due 11/15/22 (c)	7,400,000	7,770,000
6.50%, due 11/15/21	8,300,000	8,632,000
6.50%, due 1/1/23	2,535,000	2,661,750
6.625%, due 2/15/19	19,544,000	20,179,180
Stone Energy Corp. 7.50%, due 11/15/22	68,438,000	62,962,960
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	7,140,000	7,425,600
Triangle USA Petroleum Corp. 6.75%, due 7/15/22 (c)	15,770,000	13,483,350

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
W&T Offshore, Inc. 8.50%, due 6/15/19	$7,950,000	$5,684,250
Whiting Petroleum Corp. 6.50%, due 10/1/18	12,970,000	13,164,550
WPX Energy, Inc. 6.00%, due 1/15/22	23,885,000	23,416,376

		880,765,898

Oil & Gas Services 0.7%
CSI Compressco, L.P. / Compressco Finance, Inc. 7.25%, due 8/15/22 (c)	20,950,000	19,064,500
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	25,945,000	24,518,025
FTS International, Inc. 6.25%, due 5/1/22 (c)	21,340,000	16,965,300

		60,547,825

Packaging & Containers 0.9%
AEP Industries, Inc. 8.25%, due 4/15/19	19,194,000	19,433,925
Novelis, Inc.
8.375%, due 12/15/17	15,425,000	16,042,000
8.75%, due 12/15/20	4,350,000	4,643,625
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	4,000,000	4,220,000
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (c)	23,625,000	24,215,625
Silgan Holdings, Inc. 5.00%, due 4/1/20	10,870,000	11,277,625

		79,832,800

Pharmaceuticals 2.3%
Catamaran Corp. 4.75%, due 3/15/21	10,895,000	11,930,025
DPx Holdings B.V. 7.50%, due 2/1/22 (c)	19,905,000	20,875,369
Endo Finance LLC
5.375%, due 1/15/23 (c)	7,300,000	7,181,375
6.00%, due 2/1/25 (c)	13,945,000	14,302,341
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22 (c)	4,262,000	4,357,895
NBTY, Inc. 9.00%, due 10/1/18	14,925,000	15,522,000
Omnicare, Inc.
4.75%, due 12/1/22	12,335,000	13,475,987
5.00%, due 12/1/24	6,500,000	7,085,000
Salix Pharmaceuticals, Ltd. 6.50%, due 1/15/21 (c)	12,000,000	13,620,000

	Principal Amount	Value

Pharmaceuticals (continued)
♦Valeant Pharmaceuticals International, Inc.
5.50%, due 3/1/23 (c)	$6,785,000	$6,869,812
5.625%, due 12/1/21 (c)	8,455,000	8,666,375
5.875%, due 5/15/23 (c)	25,000,000	25,656,250
6.125%, due 4/15/25 (c)	5,000,000	5,159,375
6.375%, due 10/15/20 (c)	22,784,000	24,008,640
6.75%, due 8/15/21 (c)	500,000	523,750
7.00%, due 10/1/20 (c)	2,548,000	2,669,030
7.50%, due 7/15/21 (c)	16,880,000	18,314,800

		200,218,024

Pipelines 2.1%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	3,199,478
9.625%, due 11/1/21	10,349,000	14,048,447
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	11,307,000	12,029,189
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (c)	12,375,000	13,426,875
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
5.50%, due 2/15/23	14,940,000	15,574,950
6.75%, due 11/1/20	21,170,000	22,122,650
NuStar Logistics, L.P. 6.75%, due 2/1/21	10,295,000	11,041,388
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II
6.50%, due 5/15/21	13,510,000	14,421,925
8.375%, due 6/1/20	4,704,000	5,156,760
Targa Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	31,166,000	32,412,640
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.00%, due 1/15/18 (c)	10,500,000	10,893,750
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19 (c)	8,556,000	9,047,970
6.25%, due 10/15/22 (c)	10,655,000	11,307,619
Williams Partners L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	7,284,000	7,830,300

		182,513,941

Real Estate 1.7%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (a)(c)	28,149,550	25,756,838

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate (continued)
CBRE Services, Inc.
5.00%, due 3/15/23	$32,487,000	$33,786,480
5.25%, due 3/15/25	9,580,000	10,370,350
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (c)	6,740,000	7,178,100
Forestar USA Real Estate Group, Inc. 8.50%, due 6/1/22 (c)	13,000,000	12,740,000
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (c)	20,385,000	21,506,175
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (c)	30,115,000	31,357,244

		142,695,187

Real Estate Investment Trusts 2.1%
♦Crown Castle International Corp.
4.875%, due 4/15/22	8,875,000	9,257,734
5.25%, due 1/15/23	86,625,000	91,441,350
GEO Group, Inc. (The) 6.625%, due 2/15/21	18,300,000	19,306,500
Host Hotels & Resorts, L.P.
5.25%, due 3/15/22	8,990,000	9,942,499
6.00%, due 10/1/21	20,000,000	22,995,040
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	8,961,000	9,588,270
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	5,570,000	5,876,350
5.50%, due 2/1/21	13,635,000	14,487,188

		182,894,931

Retail 4.2%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	3,795,000	4,027,444
7.00%, due 5/20/22	9,697,000	10,385,487
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	18,915,000	19,813,462
AutoNation, Inc. 6.75%, due 4/15/18	13,661,000	15,342,970
Building Materials Holding Corp. 9.00%, due 9/15/18 (c)	19,420,000	20,973,600
Cash America International, Inc. 5.75%, due 5/15/18	14,455,000	14,997,062
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (c)	21,000,000	20,422,500
Family Tree Escrow LLC 5.75%, due 3/1/23 (c)	35,480,000	37,254,000

	Principal Amount	Value

Retail (continued)
GameStop Corp. 5.50%, due 10/1/19 (c)	$14,690,000	$15,149,062
Group 1 Automotive, Inc. 5.00%, due 6/1/22 (c)	5,665,000	5,693,325
L Brands, Inc.
5.625%, due 2/15/22	7,725,000	8,478,188
5.625%, due 10/15/23	8,645,000	9,655,384
6.625%, due 4/1/21	13,980,000	16,007,100
8.50%, due 6/15/19	3,395,000	4,090,975
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22 (c)	51,908,000	55,022,480
Outerwall, Inc. 5.875%, due 6/15/21 (c)	31,675,000	28,190,750
Penske Automotive Group, Inc.
5.375%, due 12/1/24	7,996,000	8,315,840
5.75%, due 10/1/22	26,025,000	27,326,250
Radio Systems Corp. 8.375%, due 11/1/19 (c)	22,925,000	24,730,344
Sally Holdings LLC / Sally Capital, Inc. 6.875%, due 11/15/19	1,495,000	1,580,963
Sonic Automotive, Inc. 7.00%, due 7/15/22	11,875,000	12,884,375

		360,341,561

Semiconductors 0.6%
Micron Technology, Inc.
5.25%, due 8/1/23 (c)	20,805,000	20,877,817
5.50%, due 2/1/25 (c)	16,000,000	15,920,000
Sensata Technologies B.V. 5.00%, due 10/1/25 (c)	15,915,000	16,432,238

		53,230,055

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.
5.00%, due 12/15/21 (c)	7,000,000	7,236,250
7.125%, due 3/15/21	6,905,000	7,405,613

		14,641,863

Software 0.8%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (c)	33,553,000	35,272,591
Activision Blizzard, Inc. 5.625%, due 9/15/21 (c)	14,280,000	15,261,750
MSCI, Inc. 5.25%, due 11/15/24 (c)	13,670,000	14,216,800

		64,751,141

Storage & Warehousing 0.6%
Algeco Scotsman Global Finance PLC
8.50%, due 10/15/18 (c)	44,200,000	42,763,500
10.75%, due 10/15/19 (c)	10,565,000	8,445,397

		51,208,897

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications 6.9%
CenturyLink, Inc. 5.625%, due 4/1/25 (c)	$21,525,000	$21,498,094
CommScope, Inc.
5.00%, due 6/15/21 (c)	4,865,000	4,865,000
5.50%, due 6/15/24 (c)	4,617,000	4,651,628
DigitalGlobe, Inc. 5.25%, due 2/1/21 (c)	20,776,000	20,931,820
Frontier Communications Corp.
6.25%, due 9/15/21	25,540,000	25,348,450
6.875%, due 1/15/25	6,107,000	5,914,568
GCI, Inc.
6.875%, due 4/15/25 (c)	8,725,000	8,943,125
8.625%, due 11/15/19	16,511,000	17,223,119
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	14,030,000	15,397,925
7.625%, due 6/15/21	26,500,000	29,547,500
Intelsat Jackson Holdings S.A.
5.50%, due 8/1/23	2,100,000	1,976,625
7.25%, due 4/1/19	12,730,000	13,191,463
7.25%, due 10/15/20	21,420,000	22,086,698
7.50%, due 4/1/21	13,600,000	14,127,000
Sable International Finance, Ltd. 8.75%, due 2/1/20 (c)	12,750,000	13,738,125
SBA Telecommunications, Inc. 5.75%, due 7/15/20	20,922,000	21,915,795
Sprint Communications, Inc.
7.00%, due 3/1/20 (c)	3,265,000	3,611,906
9.00%, due 11/15/18 (c)	22,196,000	25,254,831
9.25%, due 4/15/22	13,690,000	15,264,350
Sprint Corp. 7.125%, due 6/15/24	5,845,000	5,618,506
♦T-Mobile USA, Inc.
6.00%, due 3/1/23	15,049,000	15,335,683
6.125%, due 1/15/22	25,015,000	25,796,719
6.25%, due 4/1/21	20,085,000	20,988,825
6.375%, due 3/1/25	44,157,000	45,348,797
6.50%, due 1/15/24	22,220,000	23,192,125
6.625%, due 11/15/20	1,000,000	1,043,750
6.625%, due 4/1/23	40,925,000	42,488,335
6.731%, due 4/28/22	38,575,000	40,648,406
♦Virgin Media Secured Finance PLC
5.25%, due 1/15/21	70,932,000	75,719,910
5.25%, due 1/15/26 (c)	9,295,000	9,248,525

		590,917,603

Transportation 0.9%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (c)	47,999,000	47,759,005
9.75%, due 5/1/20 (c)	24,245,000	23,335,813

	Principal Amount	Value

Transportation (continued)
XPO Logistics, Inc. 7.875%, due 9/1/19 (c)	$8,790,000	$9,339,375

		80,434,193

Trucking & Leasing 0.5%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (c)	15,865,000	16,261,625
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	25,970,000	28,437,150

		44,698,775

Total Corporate Bonds (Cost $7,887,248,501)		7,964,178,555

Loan Assignments 1.2% (f)
Aerospace & Defense 0.2%
DAE Aviation Holdings, Inc. 2nd Lien Term Loan 7.75%, due 8/5/19	20,590,000	20,705,819

Auto Manufacturers 0.2%
Chrysler Group LLC New Term Loan B 3.50%, due 5/24/17	13,798,239	13,815,487

Building Materials 0.1%
Headwaters, Inc. Term Loan B 4.50%, due 3/24/22	9,000,000	9,039,375

Chemicals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	13,398,750	13,356,879

Lodging 0.3%
Cannery Casino Resorts LLC
New Term Loan B 6.00%, due 10/2/18	9,759,140	9,715,224
New 2nd Lien Term Loan 10.00%, due 10/2/19	16,950,000	14,560,050

		24,275,274

Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (d)(e)	15,659,403	15,424,512

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Loan Assignments (continued)
Retail 0.1%
Men’s Wearhouse, Inc. (The) 2015 Term Loan 5.00%, due 6/18/21	$6,000,000	$6,030,000

Total Loan Assignments (Cost $103,875,569)		102,647,346

Total Long-Term Bonds (Cost $8,072,277,539)		8,146,448,044

	Shares
Common Stocks 0.2%
Auto Parts & Equipment 0.1%
♦Exide Technologies, Inc. (b)(e)	1,416,537	6,091,109

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(d)(e)(g)	51,473	2,316,285

Entertainment 0.0%‡
Affinity Gaming LLC (d)(e)(g)	275,000	2,406,250

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (b)(d)(e)(g)	446,020	156,107

Media 0.0%‡
ION Media Networks, Inc. (b)(d)(e)(g)	2,267	857,561

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(d)(e)(g)	717,799	8,728,436

Mining 0.0%‡
New Gold, Inc. (g)	313,436	1,059,414

Total Common Stocks (Cost $66,182,038)		21,615,162

Exchange-Traded Fund 0.2%
SPDR Gold Shares (g)	140,000	15,885,800

Total Exchange-Traded Fund (Cost $15,983,931)		15,885,800

	Shares	Value
Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	209,400	$5,503,032

Total Preferred Stock (Cost $5,042,918)		5,503,032

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (b)(d)(e)(g)	12,510	18,765

Total Warrants (Cost $0)		18,765

	Principal Amount
Short-Term Investment 4.9%
Repurchase Agreement 4.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $423,223,654 (Collateralized by Government Agency securities with rates between 1.50% and 2.17% and maturity dates between 1/31/19 and 10/17/22, with a Principal Amount of $436,730,000 and a Market Value of $431,691,018)	$423,223,654	423,223,654

Total Short-Term Investment (Cost $423,223,654)		423,223,654

Total Investments (Cost $8,582,710,080) (h)	99.8%	8,612,694,457
Other Assets, Less Liabilities	0.2	14,777,734
Net Assets	100.0%	$8,627,472,191

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment in Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $172,744,033, which represented 2.0% of the Fund’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	Illiquid security—As of April 30, 2015, the total market value of these securities was $78,869,970, which represented 0.9% of the Fund’s net assets.

(e)	Restricted security.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2015.
(g)	Non-income producing security.

(h)	As of April 30, 2015, cost was $8,582,769,442 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$260,971,855
Gross unrealized depreciation	(231,046,840)

Net unrealized appreciation	$29,925,015

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$18,893,600	$60,728,543	$79,622,143
Corporate Bonds (c)	—	7,870,331,328	93,847,227	7,964,178,555
Loan Assignments (d)	—	96,617,346	6,030,000	102,647,346

Total Long-Term Bonds	—	7,985,842,274	160,605,770	8,146,448,044

Common Stocks (e)	1,059,414	2,406,250	18,149,498	21,615,162
Exchange-Traded Fund	15,885,800	—	—	15,885,800
Preferred Stock	5,503,032	—	—	5,503,032
Warrants (f)	—	—	18,765	18,765
Short-Term Investment
Repurchase Agreement	—	423,223,654	—	423,223,654

Total Investments in Securities	$22,448,246	$8,411,472,178	$178,774,033	$8,612,694,457

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $56,756,580 and $3,971,963 are held in Auto Parts & Equipment and Electric, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $54,224,636, $36,472,591 and $3,150,000 are held in Auto Parts & Equipment, Entertainment, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $6,030,000 is held in Retail within Loan Assignments whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $6,091,109, $2,316,285, $156,107, $857,561 and $8,728,436 are held in Auto Parts & Equipment, Electric, Lodging, Media, and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $18,765 is held in Food within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, a security with a market value of $20,538,525 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2014, the fair value obtained for this Loan Assignment, from an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2015 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$—	$—	$—	$(1,946,935)	$58,703,515	(c)	$—	$—	$—	$56,756,580	$(1,946,935)
Electric	3,610,876	—	—	29,814	331,273	(d)	—	—	—	3,971,963	29,814
Corporate Bonds
Auto Parts & Equipment	—	—	—	(4,602,699)	58,827,335	(c)	—	—	—	54,224,636	(4,602,699)
Entertainment	36,531,648	4,963	3,742	85,215	—		(152,977)	—	—	36,472,591	43,064
Oil & Gas	—	—	—	3,150,000 (e)	—		—	—	—	3,150,000	3,150,000
Loan Assignments
Aerospace & Defense	20,538,525	—	—	—	—		—	—	(20,538,525)	—	—
Auto Parts & Equipment	84,086,737	221,594	(294,870)	141,955	—		(84,155,416)	—	—	—	—
Distribution & Wholesale	26,071,299	(2,194)	(65,408)	61,232	—		(26,064,929)	—	—	—	—
Retail	—	—	—	30,000	6,000,000		—	—	—	6,030,000	30,000
Common Stocks
Auto Parts & Equipment	—	—	—	(47,194,987)	53,286,096	(c)	—	—	—	6,091,109	(47,194,987)
Electric	2,316,285	—	—	—	—		—	—	—	2,316,285	—
Lodging	289,913	—	—	(133,806)	—		—	—	—	156,107	(133,806)
Media	857,561	—	—	—	—		—	—	—	857,561	—
Metal, Fabricate & Hardware	9,195,005	—	—	(466,569)	—		—	—	—	8,728,436	(466,569)
Warrants
Food	75,060	—	—	(56,295)	—		—	—	—	18,765	(56,295)

Total	$183,572,909	$224,363	$(356,536)	$(50,903,075)	$177,148,219		$(110,373,322)	$—	$(20,538,525)	$178,774,033	$(51,148,413)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Security received through a restructure.

(d)	Purchases include PIK securities.

(e)	Security received through litigation.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $8,582,710,080)	$8,612,694,457
Receivables:
Dividends and interest	147,221,474
Investment securities sold	61,150,867
Fund shares sold	10,336,572
Other assets	258,709

Total assets	8,831,662,079

Liabilities
Due to custodian	68,598,542
Payables:
Investment securities purchased	105,034,656
Fund shares redeemed	17,155,824
Manager (See Note 3)	3,872,879
Transfer agent (See Note 3)	2,337,913
NYLIFE Distributors (See Note 3)	1,525,054
Shareholder communication	416,887
Professional fees	99,956
Custodian	20,095
Trustees	7,223
Accrued expenses	42,811
Dividend payable	5,078,048

Total liabilities	204,189,888

Net assets	$8,627,472,191

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$14,780,361
Additional paid-in capital	8,681,164,444

8,695,944,805
Distributions in excess of net investment income	(43,782,808)
Accumulated net realized gain (loss) on investments	(54,674,183)
Net unrealized appreciation (depreciation) on investments	29,984,377

Net assets	$8,627,472,191

Class A
Net assets applicable to outstanding shares	$3,525,048,734

Shares of beneficial interest outstanding	604,021,474

Net asset value per share outstanding	$5.84
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.12

Investor Class
Net assets applicable to outstanding shares	$294,779,707

Shares of beneficial interest outstanding	50,043,605

Net asset value per share outstanding	$5.89
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.17

Class B
Net assets applicable to outstanding shares	$158,674,913

Shares of beneficial interest outstanding	27,324,423

Net asset value and offering price per share outstanding	$5.81

Class C
Net assets applicable to outstanding shares	$741,008,928

Shares of beneficial interest outstanding	127,558,876

Net asset value and offering price per share outstanding	$5.81

Class I
Net assets applicable to outstanding shares	$3,884,071,975

Shares of beneficial interest outstanding	664,997,154

Net asset value and offering price per share outstanding	$5.84

Class R1
Net assets applicable to outstanding shares	$32,312

Shares of beneficial interest outstanding	5,539

Net asset value and offering price per share outstanding	$5.83

Class R2
Net assets applicable to outstanding shares	$10,161,282

Shares of beneficial interest outstanding	1,740,726

Net asset value and offering price per share outstanding	$5.84

Class R6
Net assets applicable to outstanding shares	$13,694,340

Shares of beneficial interest outstanding	2,344,262

Net asset value and offering price per share outstanding	$5.84

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$275,207,110
Dividends	638,177

Total income	275,845,287

Expenses
Manager (See Note 3)	23,188,579
Distribution/Service—Class A (See Note 3)	4,447,724
Distribution/Service—Investor Class (See Note 3)	358,486
Distribution/Service—Class B (See Note 3)	809,671
Distribution/Service—Class C (See Note 3)	3,722,066
Distribution/Service—Class R2 (See Note 3)	12,992
Transfer agent (See Note 3)	6,542,319
Shareholder communication	757,797
Professional fees	171,328
Registration	151,398
Trustees	76,173
Custodian	42,092
Shareholder service (See Note 3)	5,212
Miscellaneous	121,836

Total expenses	40,407,673

Net investment income (loss)	235,437,614

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(54,649,979)
Net change in unrealized appreciation (depreciation) on investments	(58,098,193)

Net realized and unrealized gain (loss) on investments	(112,748,172)

Net increase (decrease) in net assets resulting from operations	$122,689,442

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$235,437,614	$491,294,338
Net realized gain (loss) on investments	(54,649,979)	153,627,787
Net change in unrealized appreciation (depreciation) on investments	(58,098,193)	(277,508,415)

Net increase (decrease) in net assets resulting from operations	122,689,442	367,413,710

Dividends to shareholders:
From net investment income:
Class A	(113,760,179)	(259,359,166)
Investor Class	(9,171,712)	(19,682,303)
Class B	(4,511,877)	(10,790,345)
Class C	(20,778,402)	(47,137,749)
Class I	(123,198,831)	(245,198,107)
Class R1	(997)	(1,952)
Class R2	(326,065)	(872,139)
Class R6	(402,178)	(180,546)

Total dividends to shareholders	(272,150,241)	(583,222,307)

Capital share transactions:
Net proceeds from sale of shares	1,476,970,720	2,249,951,118
Net asset value of shares issued to shareholders in reinvestment of dividends	241,056,270	512,961,965
Cost of shares redeemed	(1,656,948,734)	(2,614,781,262)

Increase (decrease) in net assets derived from capital share transactions	61,078,256	148,131,821

Net increase (decrease) in net assets	(88,382,543)	(67,676,776)

Net Assets
Beginning of period	8,715,854,734	8,783,531,510

End of period	$8,627,472,191	$8,715,854,734

Distributions in excess of net investment income at end of period	$(43,782,808)	$(7,070,181)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.93		$6.08	$6.08	$5.84	$5.92	$5.56

Net investment income (loss) (a)	0.16		0.34	0.36	0.39	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.07)		(0.09)	0.06	0.27	(0.07)	0.39
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.09		0.25	0.42	0.66	0.34	0.79

Less dividends and distributions:
From net investment income	(0.18)		(0.40)	(0.42)	(0.42)	(0.42)	(0.42)
Return of capital	—		—	—	—	—	(0.01)

Total dividends and distributions	(0.18)		(0.40)	(0.42)	(0.42)	(0.42)	(0.43)

Redemption fee (b)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$5.84		$5.93	$6.08	$6.08	$5.84	$5.92

Total investment return (c)	1.67	%(d)	4.14%	7.15%	11.76%	5.94%	14.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.54	%††	5.52%	5.89%	6.56%	6.86%	7.07%
Net expenses	0.98	%††	0.99%	1.01%	1.00%	0.99%	1.03%
Portfolio turnover rate	23%		41%	40%	29%	45%	41%
Net assets at end of period (in 000’s)	$3,525,049		$3,678,466	$4,055,185	$4,086,134	$3,355,007	$3,409,419

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.99		$6.14	$6.13	$5.88	$5.97	$5.60

Net investment income (loss) (a)	0.16		0.34	0.36	0.39	0.41	0.41
Net realized and unrealized gain (loss) on investments	(0.07)		(0.09)	0.07	0.28	(0.08)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.09		0.25	0.43	0.67	0.33	0.79

Less dividends and distributions:
From net investment income	(0.19)		(0.40)	(0.42)	(0.42)	(0.42)	(0.41)
Return of capital	—		—	—	—	—	(0.01)

Total dividends and distributions	(0.19)		(0.40)	(0.42)	(0.42)	(0.42)	(0.42)

Redemption fee (b)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$5.89		$5.99	$6.14	$6.13	$5.88	$5.97

Total investment return (c)	1.50	%(d)	4.13%	7.24%	11.82%	5.69%	14.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.50	%††	5.50%	5.88%	6.53%	6.80%	7.03%
Net expenses	1.02	%††	1.01%	1.02%	1.03%	1.05%	1.08%
Portfolio turnover rate	23%		41%	40%	29%	45%	41%
Net assets at end of period (in 000’s)	$294,780		$296,535	$307,643	$301,074	$285,656	$282,489

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.90		$6.05	$6.05	$5.81	$5.90	$5.54

Net investment income (loss) (a)	0.14		0.29	0.31	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.07)		(0.09)	0.06	0.27	(0.08)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.07		0.20	0.37	0.61	0.28	0.74

Less dividends and distributions:
From net investment income	(0.16)		(0.35)	(0.37)	(0.37)	(0.37)	(0.37)
Return of capital	—		—	—	—	—	(0.01)

Total dividends and distributions	(0.16)		(0.35)	(0.37)	(0.37)	(0.37)	(0.38)

Redemption fee (b)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$5.81		$5.90	$6.05	$6.05	$5.81	$5.90

Total investment return (c)	1.26	%(d)	3.35%	6.36%	10.94%	4.95%	13.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75	%††	4.75%	5.13%	5.78%	6.05%	6.27%
Net expenses	1.77	%††	1.76%	1.77%	1.78%	1.80%	1.83%
Portfolio turnover rate	23%		41%	40%	29%	45%	41%
Net assets at end of period (in 000’s)	$158,675		$172,640	$197,273	$221,723	$267,752	$375,368

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.90		$6.05	$6.05	$5.81	$5.90	$5.54

Net investment income (loss) (a)	0.14		0.29	0.31	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.07)		(0.09)	0.06	0.27	(0.08)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.07		0.20	0.37	0.61	0.28	0.74

Less dividends and distributions:
From net investment income	(0.16)		(0.35)	(0.37)	(0.37)	(0.37)	(0.37)
Return of capital	—		—	—	—	—	(0.01)

Total dividends and distributions	(0.16)		(0.35)	(0.37)	(0.37)	(0.37)	(0.38)

Redemption fee (b)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$5.81		$5.90	$6.05	$6.05	$5.81	$5.90

Total investment return (c)	1.26	%(d)	3.34%	6.36%	10.93%	4.95%	13.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75	%††	4.75%	5.13%	5.78%	6.05%	6.28%
Net expenses	1.77	%††	1.76%	1.77%	1.78%	1.80%	1.83%
Portfolio turnover rate	23%		41%	40%	29%	45%	41%
Net assets at end of period (in 000’s)	$741,009		$785,873	$814,589	$819,807	$654,224	$698,491

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.94		$6.08	$6.08	$5.84	$5.92	$5.56

Net investment income (loss) (a)	0.17		0.35	0.37	0.40	0.42	0.42
Net realized and unrealized gain (loss) on investments	(0.08)		(0.08)	0.07	0.28	(0.06)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.09		0.27	0.44	0.68	0.36	0.80

Less dividends and distributions:
From net investment income	(0.19)		(0.41)	(0.44)	(0.44)	(0.44)	(0.43)
Return of capital	—		—	—	—	—	(0.01)

Total dividends and distributions	(0.19)		(0.41)	(0.44)	(0.44)	(0.44)	(0.44)

Redemption fee (b)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$5.84		$5.94	$6.08	$6.08	$5.84	$5.92

Total investment return (c)	1.63	%(d)	4.58%	7.40%	12.02%	6.19%	14.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.80	%††	5.76%	6.13%	6.81%	7.11%	7.34%
Net expenses	0.73	%††	0.74%	0.76%	0.75%	0.74%	0.78%
Portfolio turnover rate	23%		41%	40%	29%	45%	41%
Net assets at end of period (in 000’s)	$3,884,072		$3,762,169	$3,393,780	$2,982,526	$1,775,230	$1,736,365

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

32	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		June 29, 2012** through October 31,
Class R1	2015*		2014	2013	2012
Net asset value at beginning of period	$5.93		$6.08	$6.08	$5.92

Net investment income (loss) (a)	0.16		0.34	0.37	0.14
Net realized and unrealized gain (loss) on investments	(0.07)		(0.08)	0.06	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00	‡

Total from investment operations	0.09		0.26	0.43	0.30

Less dividends:
From net investment income	(0.19)		(0.41)	(0.43)	(0.14)

Net asset value at end of period	$5.83		$5.93	$6.08	$6.08

Total investment return (b)	1.57	%(c)	4.31%	7.32%	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.70	%††	5.66%	6.03%	6.49	%††
Net expenses	0.83	%††	0.84%	0.86%	0.87	%††
Portfolio turnover rate	23%		41%	40%	29%
Net assets at end of period (in 000’s)	$32		$29	$28	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.93		$6.08	$6.08	$5.84	$5.93	$5.56

Net investment income (loss) (a)	0.16		0.33	0.35	0.38	0.40	0.40
Net realized and unrealized gain (loss) on investments	(0.07)		(0.09)	0.07	0.28	(0.07)	0.39
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.09		0.24	0.42	0.66	0.33	0.79

Less dividends and distributions:
From net investment income	(0.18)		(0.39)	(0.42)	(0.42)	(0.42)	(0.41)
Return of capital	—		—	—	—	—	(0.01)

Total dividends and distributions	(0.18)		(0.39)	(0.42)	(0.42)	(0.42)	(0.42)

Redemption fee (b)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$5.84		$5.93	$6.08	$6.08	$5.84	$5.93

Total investment return (c)	1.62	%(d)	4.04%	7.06%	11.66%	5.67%	14.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.44	%††	5.43%	5.79%	6.46%	6.76%	6.99%
Net expenses	1.08	%††	1.09%	1.11%	1.10%	1.09%	1.13%
Portfolio turnover rate	23%		41%	40%	29%	45%	41%
Net assets at end of period (in 000’s)	$10,161		$11,049	$15,008	$14,280	$9,927	$9,120

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	34

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,	June 17, 2013** through October 31,
Class R6	2015*		2014	2013
Net asset value at beginning of period	$5.94		$6.09	$6.11

Net investment income (loss) (a)	0.17		0.36	0.14
Net realized and unrealized gain (loss) on investments	(0.07)		(0.08)	0.03

Total from investment operations	0.10		0.28	0.17

Less dividends:
From net investment income	(0.20)		(0.43)	(0.19)

Net asset value at end of period	$5.84		$5.94	$6.09

Total investment return (b)	1.72	%(c)	4.60%	2.79	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.96	%††	5.88%	6.24	%††
Net expenses	0.58	%††	0.58%	0.59	%††
Portfolio turnover rate	23%		41%	40%
Net assets at end of period (in 000’s)	$13,694		$9,093	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

35	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund

prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

36	MainStay High Yield Corporate Bond Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held securities with a value of $172,744,033 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held Level 3 securities with a value of $6,030,000 that were valued by utilizing significant unobservable inputs.

37

Notes to Financial Statements (Unaudited) (continued)

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/15	Valuation Technique	Unobservable Inputs	Range/(Weighted Average)
Convertible Bonds (2)	$60,728,543	Income/Market Approach	Estimated Remaining Value	$118.6M
			Liquidity Discount	20%
			Discount Rate	9%
			EBITDA Multiple	5x
Corporate Bonds (4)	93,847,227	Income/Market Approach	Discount Rate	15%
			Offered Quotes	$21.00–$103.75/ ($78.925)
Common Stocks (5)	18,149,498	Income/Market Approach	Estimated Remaining Value	$118.6M
			Liquidity Discount	20%
			Discount Rate	10%-20%
			Offered Quote	$0.35/($0.35)
			EBITDA Multiple	4.5x-9.5x
Warrants (1)	18,765	Market Approach	Offered Quote	$1.50/($1.50)

	$172,744,033

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

38	MainStay High Yield Corporate Bond Fund

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2015, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are

39

Notes to Financial Statements (Unaudited) (continued)

not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(L)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(M)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2015, the effective management fee rate was 0.55% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

40	MainStay High Yield Corporate Bond Fund

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $23,188,579.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R1 and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1and Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$15
Class R2	5,197

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $336,515 and $53,805, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $15,474, $89, $130,726 and $52,478, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$2,647,781
Investor Class	276,726
Class B	156,201
Class C	718,144
Class I	2,735,700
Class R1	23
Class R2	7,744

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$4,996,376	0.1%
Class R1	29,739	92.0

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$567,172,426
Long-Term Capital Gain	16,049,881
Total	$583,222,307

41

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2015, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost	4/30/15 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	5/4/12	275,000	$3,093,750	$2,406,250	0.0	%‡
ASG Corp. Warrants Expire 5/15/18	4/30/10	12,510	—	18,765	0.0	‡
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$15,000,000	—	3,150,000	0.1
Exide Technologies, Inc. Common Stock	4/30/15	1,416,537	53,286,096	6,091,109	0.1
ION Media Networks, Inc. Common Stock	3/12/10-12/20/10	2,267	3,435	857,561	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	156,107	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	717,799	6,079,758	8,728,436	0.1
Neenah Foundry Co. Term Loan Loan Assignment 6.75%, due 4/26/17	5/10/13	$15,659,403	15,305,849	15,424,512	0.2
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000	36,312,500	0.4
Upstate New York Power Producers, Inc. Common Stock	5/11/99-2/28/11	51,473	875,042	2,316,285	0.0	‡
Upstate New York Power Producers, Inc. (PIK) Convertible Bond 20.00%, due 6/15/17	12/15/13-12/15/14	$3,644,003	3,942,149	3,971,963	0.0	‡
Total			$118,478,119	$79,433,488	0.9%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors.

Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $1,985,164 and $1,892,871, respectively.

42	MainStay High Yield Corporate Bond Fund

Note 9—Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	95,188,684	$557,317,515
Shares issued to shareholders in reinvestment of dividends and distributions	16,862,468	97,387,719
Shares redeemed	(128,956,245)	(743,397,661)

Net increase (decrease) in shares outstanding before conversion	(16,905,093)	(88,692,427)
Shares converted into Class A (See Note 1)	1,727,518	9,931,651
Shares converted from Class A (See Note 1)	(1,014,274)	(5,892,929)

Net increase (decrease)	(16,191,849)	$(84,653,705)

Year ended October 31, 2014:
Shares sold	110,365,199	$670,023,112
Shares issued to shareholders in reinvestment of dividends and distributions	36,740,423	222,529,421
Shares redeemed	(198,679,136)	(1,206,457,547)

Net increase (decrease) in shares outstanding before conversion	(51,573,514)	(313,905,014)
Shares converted into Class A (See Note 1)	6,448,322	39,346,330
Shares converted from Class A (See Note 1)	(1,694,448)	(10,231,579)

Net increase (decrease)	(46,819,640)	$(284,790,263)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,317,265	$13,592,900
Shares issued to shareholders in reinvestment of dividends and distributions	1,453,821	8,474,009
Shares redeemed	(3,749,864)	(21,950,538)

Net increase (decrease) in shares outstanding before conversion	21,222	116,371
Shares converted into Investor Class (See Note 1)	1,700,130	9,940,185
Shares converted from Investor Class (See Note 1)	(1,208,700)	(7,010,025)

Net increase (decrease)	512,652	$3,046,531

Year ended October 31, 2014:
Shares sold	5,139,141	$31,542,310
Shares issued to shareholders in reinvestment of dividends and distributions	2,955,890	18,074,129
Shares redeemed	(6,948,997)	(42,620,153)

Net increase (decrease) in shares outstanding before conversion	1,146,034	6,996,286
Shares converted into Investor Class (See Note 1)	3,150,331	19,278,632
Shares converted from Investor Class (See Note 1)	(4,902,041)	(30,218,654)

Net increase (decrease)	(605,676)	$(3,943,736)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,292,160	$7,453,695
Shares issued to shareholders in reinvestment of dividends and distributions	697,958	4,010,909
Shares redeemed	(2,705,428)	(15,578,007)

Net increase (decrease) in shares outstanding before conversion	(715,310)	(4,113,403)
Shares converted from Class B (See Note 1)	(1,215,151)	(6,968,882)

Net increase (decrease)	(1,930,461)	$(11,082,285)

Year ended October 31, 2014:
Shares sold	3,686,951	$22,339,318
Shares issued to shareholders in reinvestment of dividends and distributions	1,589,123	9,576,092
Shares redeemed	(5,629,155)	(34,047,861)

Net increase (decrease) in shares outstanding before conversion	(353,081)	(2,132,451)
Shares converted from Class B (See Note 1)	(3,001,073)	(18,174,729)

Net increase (decrease)	(3,354,154)	$(20,307,180)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	8,644,350	$49,842,885
Shares issued to shareholders in reinvestment of dividends and distributions	2,899,819	16,664,074
Shares redeemed	(17,115,863)	(98,508,748)

Net increase (decrease)	(5,571,694)	$(32,001,789)

Year ended October 31, 2014:
Shares sold	19,523,977	$118,252,720
Shares issued to shareholders in reinvestment of dividends and distributions	6,235,668	37,589,928
Shares redeemed	(27,239,768)	(164,557,932)

Net increase (decrease)	(1,480,123)	$(8,715,284)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	145,031,511	$842,736,905
Shares issued to shareholders in reinvestment of dividends and distributions	19,703,026	113,888,909
Shares redeemed	(133,595,354)	(774,821,441)

Net increase (decrease)	31,139,183	$181,804,373

Year ended October 31, 2014:
Shares sold	229,736,475	$1,394,593,547
Shares issued to shareholders in reinvestment of dividends and distributions	37,019,295	224,384,770
Shares redeemed	(190,756,413)	(1,158,534,085)

Net increase (decrease)	75,999,357	$460,444,232

43

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	783	$4,465
Shares issued to shareholders in reinvestment of dividends and distributions	173	997
Shares redeemed	(380)	(2,217)

Net increase (decrease)	576	$3,245

Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	322	$1,952

Net increase (decrease)	322	$1,952

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	177,874	$1,029,957
Shares issued to shareholders in reinvestment of dividends and distributions	39,383	227,475
Shares redeemed	(339,188)	(1,960,388)

Net increase (decrease)	(121,931)	$(702,956)

Year ended October 31, 2014:
Shares sold	645,590	$3,925,578
Shares issued to shareholders in reinvestment of dividends and distributions	103,268	625,983
Shares redeemed	(1,354,297)	(8,228,181)

Net increase (decrease)	(605,439)	$(3,676,620)

Class R6	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	869,295	$4,992,398
Shares issued to shareholders in reinvestment of dividends and distributions	69,524	402,178
Shares redeemed	(126,458)	(729,734)

Net increase (decrease)	812,361	$4,664,842

Year ended October 31, 2014:
Shares sold	1,553,448	$9,274,533
Shares issued to shareholders in reinvestment of dividends	29,775	179,690
Shares redeemed	(55,542)	(335,503)

Net increase (decrease)	1,527,681	$9,118,720

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the Fund, the MainStay Large Cap Growth Fund, the MainStay Marketfield Fund and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and

46	MainStay High Yield Corporate Bond Fund

their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and] the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

48	MainStay High Yield Corporate Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1654351 MS139-15	MSHY10-06/15 NL008

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	No Sales Charge	0.00%	0.01%	0.01%	1.30%	0.64%
Investor Class Shares[3,4]	No Sales Charge	0.00	0.01	0.01	1.28	0.89
Class B Shares[3]	No Sales Charge	0.00	0.01	0.01	1.28	0.89
Class C Shares[3]	No Sales Charge	0.00	0.01	0.01	1.28	0.89

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2015, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01% for Class A, Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.51%, –0.74%, –0.74%, and –0.74%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been –0.51%, –0.74%, –0.74%, and –0.75%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.01%	0.01%	0.02%	1.30%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,000.00	$0.60	$1,024.20	$0.60

Investor Class Shares	$1,000.00	$1,000.00	$0.64	$1,024.10	$0.65

Class B Shares	$1,000.00	$1,000.00	$0.64	$1,024.10	$0.65

Class C Shares	$1,000.00	$1,000.00	$0.64	$1,024.10	$0.65

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.12% for Class A, 0.13% for Investor Class, and 0.13% for Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its peers during the six months ended April 30, 2015?

As of April 30, 2015, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Class A, Investor Class, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the six months ended April 30, 2015, all share classes returned 0.00%. All share classes underperformed the 0.01% return of the Average Lipper1 Money Market Fund for the six months ended April 30, 2015. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the supply of short-term floating-rate securities was challenging, particularly outside the financial sector. The short-term floating-rate security sector continued to offer solid relative value,2 although the lack of opportunities in this sector hindered the Fund’s performance. However, short-term U.S. Treasury coupon securities with 13 month maturities sold off during the reporting period. Additions in these securities helped the Fund’s performance.

What was the Fund’s duration3 strategy during the reporting period?

We kept the Fund’s duration target between 45 and 55 days, which had been the target range for some time. We viewed this range as neutral, and the duration range did not have a significant impact on Fund performance. At the end of the reporting period, the Fund had a duration of 45 days compared to a duration of 50 days at the end of the prior reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The lack of opportunities in the short-term floating-rate securities sector prompted the Fund to move some cash into repurchase agreements. The sell-off in the short-term U.S. Treasury coupon sector enabled the Fund to increase its yield with investments in these securities.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, floating-rate securities were the strongest contributors to the Fund’s performance. (Contributions take weightings and total returns into account.) A cheapening in assets-backed securities had the Fund looking closer into—and increasing investments in—this sector, particularly at the end of the reporting period. U.S. Treasury bills rallied at the end of the reporting period, making these securities less attractive. Indeed, U.S. Treasury bills were the weakest contributors to the Fund’s performance during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, significant purchases included 0.375% U.S. Treasury notes due 1/31/16, a 0.375% Treasury note due 4/30/16 and a 0.36% Enterprise Fleet Financing asset-backed security due 3/20/16.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weighting in U.S. Treasury securities and repurchase agreements, and we decreased the Fund’s allocations to certificates of deposits and corporate fixed-income securities.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	Relative value is a method of determining an asset’s value that takes into account the value of similar assets.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Amortized Cost

Short-Term Investments 99.9%†
Certificates of Deposit 5.3%
Bank of Montreal 0.259%, due 7/14/15 (a)	$3,945,000	$3,945,000
JPMorgan Chase Bank NA 0.322%, due 10/23/15 (a)	3,975,000	3,975,000
Toronto-Dominion Bank (The) 0.268%, due 9/4/15 (a)	4,000,000	4,000,000
0.271%, due 11/18/15 (a)	3,925,000	3,925,000
0.288%, due 2/12/16 (a)	4,045,000	4,045,000

		19,890,000

Financial Company Commercial Paper 12.9%
American Honda Finance Corp. 0.10%, due 5/20/15 (b)	4,110,000	4,109,783
0.13%, due 6/23/15 (b)	3,825,000	3,824,268
Bank of Montreal 0.18%, due 6/10/15 (b)	5,120,000	5,118,976
Commonwealth Bank of Australia 0.271%, due 10/7/15 (a)(b)(c)	4,015,000	4,015,000
CPPIB Capital, Inc. 0.11%, due 5/19/15 (b)(c)	4,170,000	4,169,770
0.11%, due 5/20/15 (b)(c)	4,170,000	4,169,758
John Deere Bank SA 0.12%, due 6/3/15 (b)(c)	6,000,000	5,999,340
Massachusetts Mutual Life Insurance Co. 0.10%, due 5/13/15 (b)(c)	5,165,000	5,164,828
Nationwide Life Insurance Co. 0.15%, due 6/1/15 (b)(c)	1,100,000	1,099,858
0.16%, due 6/1/15 (b)(c)	1,250,000	1,249,828
Novartis Finance Corp. 0.12%, due 6/8/15 (b)(c)	5,000,000	4,999,367
Private Export Funding Corp. 0.14%, due 6/9/15 (b)(c)	4,000,000	3,999,393

		47,920,169

Government Agency Debt 3.9%
Federal Agricultural Mortgage Corp. 0.04%, due 5/4/15	4,155,000	4,154,986
Federal Home Loan Bank 0.04%, due 5/29/15	6,255,000	6,254,805
Tennessee Valley Authority 0.06%, due 5/12/15	4,000,000	3,999,927

		14,409,718

Other Commercial Paper 52.2%
Abbott Laboratories 0.12%, due 6/2/15 (b)(c)	4,000,000	3,999,573
Air Products & Chemicals, Inc. 0.10%, due 5/8/15 (b)(c)	2,000,000	1,999,961
0.10%, due 6/29/15 (b)(c)	7,000,000	6,998,853

	Principal Amount	Amortized Cost

Other Commercial Paper (continued)
0.12%, due 5/15/15 (b)(c)	$4,000,000	$3,999,813
Archer-Daniels-Midland Co. 0.10%, due 5/26/15 (b)(c)	4,000,000	3,999,722
BASF SE 0.11%, due 6/19/15 (b)(c)	4,000,000	3,999,401
Cisco Systems, Inc. 0.11%, due 6/17/15 (b)(c)	4,120,000	4,119,408
Coca-Cola Co. (The) 0.12%, due 5/20/15 (b)(c)	4,120,000	4,119,739
ConocoPhillips Qatar Funding Ltd. 0.10%, due 5/22/15 (b)(c)	3,000,000	2,999,825
EMC Corp. 0.12%, due 5/1/15 (b)(c)	2,000,000	2,000,000
Emerson Electric Co. 0.12%, due 5/12/15 (b)(c)	4,045,000	4,044,852
Estee Lauder Cos., Inc. (The) 0.09%, due 5/5/15 (b)(c)	7,000,000	6,999,930
Google, Inc. 0.08%, due 5/27/15 (b)(c)	3,000,000	2,999,827
Henkel of America, Inc. 0.14%, due 5/12/15 (b)(c)	5,000,000	4,999,786
Illinois Tool Works, Inc. 0.09%, due 5/18/15 (b)(c)	1,000,000	999,958
0.10%, due 5/6/15 (b)(c)	3,000,000	2,999,958
Kimberly-Clark Corp. 0.09%, due 5/6/15 (b)(c)	8,000,000	7,999,900
0.09%, due 5/27/15 (b)(c)	1,500,000	1,499,903
0.11%, due 5/20/15 (b)(c)	1,010,000	1,009,941
L’Oreal U.S.A., Inc. 0.08%, due 5/18/15 (b)(c)	4,000,000	3,999,849
0.10%, due 5/12/15 (b)(c)	2,000,000	1,999,939
McDonald’s Corp. 0.08%, due 5/15/15 (b)(c)	2,600,000	2,599,919
0.09%, due 5/15/15 (b)(c)	3,300,000	3,299,885
0.10%, due 5/4/15 (b)(c)	1,000,000	999,992
NetJets, Inc. 0.05%, due 5/5/15 (b)(c)	2,500,000	2,499,986
PepsiCo, Inc. 0.09%, due 5/6/15 (b)(c)	1,000,000	999,988
0.09%, due 5/12/15 (b)(c)	6,600,000	6,599,818
0.09%, due 5/15/15 (b)(c)	5,000,000	4,999,825
Praxair, Inc. 0.08%, due 6/15/15 (b)	2,255,000	2,254,775
Proctor & Gamble Co. (The) 0.10%, due 6/10/15 (b)(c)	5,000,000	4,999,444
Province of British Columbia 0.07%, due 5/27/15 (b)	1,250,000	1,249,937
0.09%, due 5/13/15 (b)	3,765,000	3,764,887
0.10%, due 6/3/15 (b)	5,105,000	5,104,532

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
QUALCOMM, Inc. 0.09%, due 5/6/15 (b)(c)	$5,000,000	$4,999,937
0.12%, due 5/12/15 (b)(c)	1,000,000	999,969
Southern California Edison Co. 0.29%, due 5/13/15 (b)(c)	4,135,000	4,134,600
0.30%, due 5/5/15 (b)(c)	4,155,000	4,154,862
0.30%, due 5/13/15 (b)(c)	4,140,000	4,139,586
Southern Co. (The) 0.25%, due 5/15/15 (b)(c)	5,165,000	5,164,498
Southern Co. Funding Corp. 0.27%, due 5/11/15 (b)(c)	6,000,000	5,999,550
St. Jude Medical, Inc. 0.25%, due 6/5/15 (b)(c)	5,000,000	4,998,785
Unilever Capital Corp. 0.07%, due 5/15/15 (b)(c)	3,200,000	3,199,913
UnitedHealth Group, Inc. 0.27%, due 5/4/15 (b)(c)	7,500,000	7,499,831
0.27%, due 5/22/15 (b)(c)	4,170,000	4,169,343
W.W. Grainger, Inc. 0.08%, due 5/8/15 (b)	1,250,000	1,249,981
0.09%, due 5/19/15 (b)	7,000,000	6,999,685
0.09%, due 5/26/15 (b)	4,000,000	3,999,750
Walt Disney Co. (The) 0.08%, due 5/1/15 (b)(c)	1,000,000	1,000,000
0.09%, due 5/1/15 (b)(c)	4,000,000	4,000,000
0.09%, due 5/18/15 (b)(c)	6,255,000	6,254,734
WGL Holdings, Inc. 0.19%, due 5/11/15 (b)(c)	4,000,000	3,999,789

		194,127,939

Other Notes 3.3%
Bank of New York Mellon Corp. (The) 0.507%, due 10/23/15 (a)	2,185,000	2,187,126
Dell Equipment Finance Trust Series 2014-1, Class A1 0.26%, due 8/14/15 (c)	123,865	123,865
Enterprise Fleet Financing LLC Series 2015-1, Class A1 0.36%, due 3/20/16 (c)	1,873,426	1,873,426
John Deere Owner Trust Series 2014-B, Class A1 0.21%, due 9/24/15	143,529	143,529
National Rural Utilities Cooperative Finance Corp. 0.321%, due 5/1/15 (a)	3,890,000	3,890,000
United Technologies Corp. 0.762%, due 6/1/15 (a)	4,030,000	4,031,739

		12,249,685

	Principal Amount	Amortized Cost

Treasury Debt 14.2%
United States Treasury Bill 0.007%, due 5/7/15 (b)	$8,335,000	$8,334,990
United States Treasury Notes 0.25%, due 5/31/15	1,950,000	1,950,250
0.25%, due 7/31/15	3,150,000	3,150,999
0.25%, due 9/30/15	4,030,000	4,031,832
0.25%, due 10/31/15	3,950,000	3,952,179
0.25%, due 11/30/15	4,000,000	4,002,019
0.25%, due 12/31/15	3,970,000	3,971,719
0.25%, due 2/29/16	4,055,000	4,056,334
0.375%, due 6/30/15	3,900,000	3,901,576
0.375%, due 8/31/15	3,150,000	3,152,302
0.375%, due 1/31/16	4,125,000	4,127,122
0.375%, due 3/31/16	4,000,000	4,003,347
0.375%, due 4/30/16	4,155,000	4,157,550

		52,792,219

Treasury Repurchase Agreements 8.1%
Bank of America N.A. 0.10%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $10,000,028 (Collateralized by a United States Treasury Note with a rate of 0.875% and a maturity date of 7/15/17, with a Principal Amount of $10,126,900 and a Market Value of $10,200,077)	10,000,000	10,000,000
Bank of Montreal 0.08%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $5,000,011 (Collateralized by United States Treasury securities with rates between 1.625% and 7.625% and maturity dates between 7/15/16 and 5/15/23, with a Principal Amount of $5,012,500 and a Market Value of $5,100,097)	5,000,000	5,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.10%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $15,055,042 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 9/30/20, with a Principal Amount of $14,966,800 and a Market Value of $15,356,151)	$15,055,000	$15,055,000

		30,055,000

Total Short-Term Investments (Amortized Cost $371,444,730) (d)	99.9%	371,444,730
Other Assets, Less Liabilities	0.1	493,707
Net Assets	100.0%	$371,938,437
(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$19,890,000	$—	$19,890,000
Financial Company Commercial Paper	—	47,920,169	—	47,920,169
Government Agency Debt	—	14,409,718	—	14,409,718
Other Commercial Paper	—	194,127,939	—	194,127,939
Other Notes	—	12,249,685	—	12,249,685
Treasury Debt	—	52,792,219	—	52,792,219
Treasury Repurchase Agreements	—	30,055,000	—	30,055,000

Total Investments in Securities	$—	$371,444,730	$—	$371,444,730

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Aerospace & Defense	$4,031,739	1.1%
Agriculture	3,999,722	1.1
Auto Manufacturers	7,934,051	2.1
Automobile ABS	1,873,426	0.5
Banks	46,211,102	12.4
Beverages	16,719,370	4.5
Chemicals	19,252,803	5.2
Computers	2,000,000	0.5
Cosmetics & Personal Care	11,999,374	3.2
Distribution & Wholesale	12,249,416	3.3
Diversified Financial Services	22,944,393	6.2
Electric	23,593,096	6.3
Electrical Components & Equipment	4,044,852	1.1
Finance-Investment Banker/Broker	8,339,528	2.2
Food	3,199,913	0.9
Gas	3,999,789	1.1
Health Care—Products	4,998,785	1.4
Health Care—Services	11,669,174	3.1
Household Products & Wares	15,509,530	4.2
Insurance	7,514,514	2.0
Internet	2,999,827	0.8
Machinery—Diversified	5,999,340	1.6
Media	11,254,734	3.0
Miscellaneous—Manufacturing	3,999,916	1.1
Oil & Gas	2,999,825	0.8
Other ABS	267,394	0.1
Pharmaceuticals	8,998,940	2.4
Regional (State & Province)	10,119,356	2.7
Retail	12,899,584	3.5
Semiconductors	5,999,906	1.6
Sovereign	67,201,937	18.1
Telecommunications	4,119,408	1.1
Transportation	2,499,986	0.7

	371,444,730	99.9
Other Assets, Less Liabilities	493,707	0.1

Net Assets	$371,938,437	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (amortized cost $371,444,730)	$371,444,730
Cash	56
Receivables:
Fund shares sold	2,050,949
Manager (See Note 3)	46,181
Interest	37,699
Other assets	71,762

Total assets	373,651,377

Liabilities
Payables:
Fund shares redeemed	1,506,156
Transfer agent (See Note 3)	143,757
Professional fees	28,364
Shareholder communication	24,827
Custodian	7,750
Trustees	437
Accrued expenses	1,585
Dividend payable	64

Total liabilities	1,712,940

Net assets	$371,938,437

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,719,853
Additional paid-in capital	368,215,562

371,935,415
Undistributed net investment income	3,223
Accumulated net realized gain (loss) on investments	(201)

Net assets	$371,938,437

Class A
Net assets applicable to outstanding shares	$220,189,703

Shares of beneficial interest outstanding	220,217,693

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$54,625,021

Shares of beneficial interest outstanding	54,634,401

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$60,211,133

Shares of beneficial interest outstanding	60,218,309

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$36,912,580

Shares of beneficial interest outstanding	36,914,857

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$258,621

Expenses
Manager (See Note 3)	895,405
Transfer agent (See Note 3)	404,754
Registration	56,208
Professional fees	29,239
Shareholder communication	26,535
Custodian	12,701
Trustees	3,501
Miscellaneous	6,826

Total expenses before waiver/reimbursement	1,435,169
Expense waiver/reimbursement from Manager (See Note 3)	(1,195,798)

Net expenses	239,371

Net investment income (loss)	19,250

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(22)

Net increase (decrease) in net assets resulting from operations	$19,228

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,250	$35,950
Net realized gain (loss) on investments	(22)	(179)

Net increase (decrease) in net assets resulting from operations	19,228	35,771

Dividends to shareholders:
From net investment income:
Class A	(11,453)	(24,067)
Investor Class	(2,734)	(3,771)
Class B	(3,070)	(5,247)
Class C	(1,993)	(2,865)

Total dividends to shareholders	(19,250)	(35,950)

Capital share transactions:
Net proceeds from sale of shares	252,969,378	475,869,125
Net asset value of shares issued to shareholders in reinvestment of dividends	16,480	34,606
Cost of shares redeemed	(268,074,786)	(544,735,300)

Increase (decrease) in net assets derived from capital share transactions	(15,088,928)	(68,831,569)

Net increase (decrease) in net assets	(15,088,950)	(68,831,748)

Net Assets
Beginning of period	387,027,387	455,859,135

End of period	$371,938,437	$387,027,387

Undistributed net investment income at end of period	$3,223	$3,223

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		—		(0.00	)‡

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.12	%††	0.11%		0.15%		0.17%		0.17%		0.25%
Expenses (before waiver/reimbursement)	0.65	%††	0.64%		0.65%		0.69%		0.71%		0.72%
Net assets at end of period (in 000’s)	$220,190		$230,330		$290,028		$259,119		$373,790		$301,795

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		—		(0.00	)‡

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.00	%‡	0.01%		0.01%
Net expenses	0.13	%††	0.11%		0.16%		0.18%		0.18%		0.25%
Expenses (before waiver/reimbursement)	0.89	%††	0.89%		0.90%		0.91%		0.91%		0.94%
Net assets at end of period (in 000’s)	$54,625		$56,177		$58,774		$59,129		$63,169		$64,360

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		—		(0.00	)‡

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.13	%††	0.11%		0.16%		0.18%		0.18%		0.25%
Expenses (before waiver/reimbursement)	0.89	%††	0.89%		0.90%		0.91%		0.91%		0.94%
Net assets at end of period (in 000’s)	$60,211		$63,581		$73,803		$84,982		$102,908		$118,529

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		—		(0.00	)‡

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.13	%††	0.11%		0.15%		0.18%		0.18%		0.25%
Expenses (before waiver/reimbursement)	0.89	%††	0.89%		0.90%		0.91%		0.91%		0.94%
Net assets at end of period (in 000’s)	$36,913		$36,939		$33,254		$28,212		$33,898		$27,307

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Fund has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The

Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

19

Notes to Financial Statements (Unaudited) (continued)

•	Level 3–significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015 the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit

20	MainStay Money Market Fund

worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund.

NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.45% inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $895,405 and waived its fees and/or reimbursed expenses in the amount of $66,880. Additionally, New York Life Investments reimbursed fees in the amount of $1,128,918, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares were $105. Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the six-month period ended April 30, 2015, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $4,094, $2,239, $33,008 and $19,273, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

21

Notes to Financial Statements (Unaudited) (continued)

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$133,383
Investor Class	95,170
Class B	106,875
Class C	69,326

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$35,950

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2015:
Shares sold	184,294,981
Shares issued to shareholders in reinvestment of dividends and distributions	10,663
Shares redeemed	(197,671,761)

Net increase (decrease) in shares outstanding before conversion	(13,366,117)
Shares converted into Class A (See Note 1)	5,202,383
Shares converted from Class A (See Note 1)	(1,976,110)

Net increase (decrease)	(10,139,844)

Year ended October 31, 2014:
Shares sold	359,031,660
Shares issued to shareholders in reinvestment of dividends and distributions	23,076
Shares redeemed	(424,301,318)

Net increase (decrease) in shares outstanding before conversion	(65,246,582)
Shares converted into Class A (See Note 1)	10,053,216
Shares converted from Class A (See Note 1)	(4,504,688)

Net increase (decrease)	(59,698,054)

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2015:
Shares sold	24,550,626
Shares issued to shareholders in reinvestment of dividends and distributions	1,802
Shares redeemed	(22,939,224)

Net increase (decrease) in shares outstanding before conversion	1,613,204
Shares converted into Investor Class (See Note 1)	2,026,303
Shares converted from Investor Class (See Note 1)	(5,191,760)

Net increase (decrease)	(1,552,253)

Year ended October 31, 2014:
Shares sold	46,827,484
Shares issued to shareholders in reinvestment of dividends and distributions	3,665
Shares redeemed	(43,976,173)

Net increase (decrease) in shares outstanding before conversion	2,854,976
Shares converted into Investor Class (See Note 1)	4,563,981
Shares converted from Investor Class (See Note 1)	(10,016,128)

Net increase (decrease)	(2,597,171)

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2015:
Shares sold	6,658,358
Shares issued to shareholders in reinvestment of dividends and distributions	2,344
Shares redeemed	(9,969,904)

Net increase (decrease) in shares outstanding before conversion	(3,309,202)
Shares converted from Class B (See Note 1)	(60,816)

Net increase (decrease)	(3,370,018)

Year ended October 31, 2014:
Shares sold	14,408,433
Shares issued to shareholders in reinvestment of dividends and distributions	5,163
Shares redeemed	(24,539,390)

Net increase (decrease) in shares outstanding before conversion	(10,125,794)
Shares converted from Class B (See Note 1)	(96,380)

Net increase (decrease)	(10,222,174)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2015:
Shares sold	37,465,359
Shares issued to shareholders in reinvestment of dividends and distributions	1,671
Shares redeemed	(37,493,843)

Net increase (decrease)	(26,813)

Year ended October 31, 2014:
Shares sold	55,601,428
Shares issued to shareholders in reinvestment of dividends and distributions	2,702
Shares redeemed	(51,918,419)

Net increase (decrease)	3,685,711

22	MainStay Money Market Fund

Note 7–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Fund. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based Net Asset Value (NAV), although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, Fund management is evaluating the implications of these amendments and their impact on the Fund, including potential effects on the Fund’s operations and returns.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and NYL Investors and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined NYL Investors’ track record and

24	MainStay Money Market Fund

experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL

Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profit-

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

ability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments continues to provide support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield, as disclosed in the Fund’s prospectus.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent

26	MainStay Money Market Fund

expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Money Market Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651781 MS139-15	MSMM10-06/15 NL012

MainStay Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.25 1.31%	1.89 6.69%	4.93 5.90%	3.91 4.38%	0.78 0.78%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.37 1.19	1.83 6.62	4.85 5.82	3.84 4.32	0.84 0.84
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.91 1.06	1.27 6.27	5.22 5.55	4.05 4.05	1.09 1.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.16 1.16	5.37 6.37	5.57 5.57	4.06 4.06	1.09 1.09
Class I Shares[4]	No Sales Charge		1.44	6.96	6.17	4.62	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	1.17%	4.80%	4.75%	4.63%
Average Lipper General & Insured Municipal Debt Fund[6]	1.22	5.12	4.83	4.02

5.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general & insured municipal debt fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,013.10	$3.79	$1,021.00	$3.81

Investor Class Shares	$1,000.00	$1,011.90	$4.09	$1,020.70	$4.11

Class B Shares	$1,000.00	$1,010.60	$5.28	$1,019.50	$5.31

Class C Shares	$1,000.00	$1,011.60	$5.29	$1,019.50	$5.31

Class I Shares	$1,000.00	$1,014.40	$2.55	$1,022.30	$2.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.76% for Class A, 0.82% for Investor Class, 1.06% for Class B and Class C and 0.51% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

California	17.7%
Illinois	9.5
New York	8.9
Texas	8.7
Michigan	6.2
Florida	4.8
Ohio	4.1
Puerto Rico	4.0
New Jersey	2.7
Pennsylvania	2.4
Louisiana	2.3
Nebraska	2.3
District of Columbia	2.2
U.S. Virgin Islands	2.1
Rhode Island	2.0
Georgia	1.8
Tennessee	1.8
South Carolina	1.6
Guam	1.5
Hawaii	1.5
Massachusetts	1.2
Kansas	1.1
Indiana	0.9

Connecticut	0.8%
Arizona	0.7
Oklahoma	0.7
Colorado	0.6
North Carolina	0.5
Washington	0.5
Wisconsin	0.5
Alaska	0.3
Kentucky	0.3
Maryland	0.3
North Dakota	0.3
Alabama	0.2
Idaho	0.2
New Mexico	0.2
New Hampshire	0.1
South Dakota	0.1
Wyoming	0.1
Missouri	0.0	‡
Utah	0.0	‡
Other Assets, Less Liabilities	2.3

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡ Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2015 (Unaudited)

1.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/24–7/1/36

2.	Chicago, Wastewater Transmission, Revenue Bonds, 5.00%, due 1/1/28–1/1/44

3.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/32–9/1/42

4.	Tobacco Settlement Financing Corp., Revenue Bonds, 5.00%, due 6/1/35–6/1/40

5.	North Texas Tollway Authority, Revenue Bonds, 5.00%–6.00%, due 1/1/34–9/1/41
6.	American Municipal Power, Inc., Revenue Bonds, 5.25%, due 2/15/30–2/15/31

7.	New York City Water & Sewer System, Revenue Bonds, 0.12%–5.51%, due 6/15/39–6/15/43

8.	Chicago Board of Education, Unlimited General Obligation, 5.00%–5.50%, due 12/1/39–12/1/42

9.	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds, 5.00%, due 6/1/40

10.	Atlanta, Georgia Water & Wastewater, Revenue Bonds, 5.00%–6.25%, due 11/1/39–11/1/40

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 1.31% for Class A shares, 1.19% for Investor Class shares, 1.06% for Class B shares and 1.16% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 1.44%. For the six months ended April 30, 2015, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 1.17% return of the Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class A and Class I shares outperformed—and Investor Class, Class B and Class C shares underperformed—the 1.22% return of the Average Lipper2 General & Insured Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer-maturity, lower-quality investment-grade rating profile than the Barclays Municipal Bond Index. This strategy performed well during the reporting period, as credit spreads3 narrowed and the municipal yield curve4 flattened, which contributed positively to relative performance. (Contributions take weightings and total returns into account.) Detracting from relative performance was the weakness witnessed in certain of the Fund’s Chicago credits, specifically general obligation and public school credits.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used a U.S. Treasury note future and a U.S. long bond future as a hedge to manage duration risk in relation to the Barclays Municipal Bond Index. While this strategy enabled the Fund to maintain a higher tax-exempt income stream during the reporting period, municipal bonds underperformed U.S. Treasury securities, which reduced the effectiveness of our hedge.

What was the Fund’s duration5 during the reporting period?

The Fund began the reporting period with a duration that was in line with to slightly shorter than that of the Barclays Municipal Bond Index. As of April 30, 2015, the Fund’s modified duration to worst6 was approximately 4.8 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the significant activity during the reporting period stemmed from positive cash flows entering the Fund. We were able to buy securities in the primary market that we felt were attractively priced, and the Fund continued to maintain a high degree of liquidity during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s relative performance and which market segments were particularly weak?

Relative to the Barclays Municipal Bond Index, the most significant positive contributions to the Fund’s performance during the reporting period came from overweight positions among longer-maturity issues and securities with greater credit sensitivity. An overweight position in bonds wrapped (i.e., insured) by insurers also added to relative performance, as these securities outperformed the Index. Detroit water and sewer bonds, as well as insured Puerto Rico securities, also contributed to relative performance. The most significant detractor from relative performance was the Fund’s exposure to certain Chicago credits.

How did the Fund’s sector weightings change during the reporting period?

There were no major changes to the Fund’s sector weightings. We decreased the Fund’s overweight position relative to the Barclays Municipal Bond Index in California securities on the continued strength of these securities. We also increased the Fund’s exposure to hospitals.

1.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund was overweight relative to the Barclays Municipal Bond Index in the local general obligation, special tax and hospital sectors; and from a quality perspective, we still favored credits rated AA (enhanced), A and BBB.7 As of the same date, the Fund’s duration was is in line with the duration of the Index.

7.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Municipal Bonds 97.7%†
Alabama 0.2%
Jefferson County, Alabama, Revenue Bonds Insured: AGM 5.50%, due 1/1/21	$2,380,000	$2,386,093

Alaska 0.3%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,873,121

Arizona 0.7%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds Series A 5.00%, due 1/1/44	7,000,000	7,734,930
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,066,830

		8,801,760

California 17.7%
Abag Finance Authority for Nonprofit Corp., Sharp Health Care, Revenue Bonds Series A 5.00%, due 8/1/33	1,300,000	1,479,595
Alum Rock Union Elementary School District, Election of 2008, Unlimited General Obligation Series A, Insured: GTY 5.00%, due 8/1/33	3,040,000	3,377,957
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	16,832,285
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,846,283
California Educational Facilities Authority, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,877,123
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,469,830

	Principal Amount	Value

California (continued)
California Health Facilities Financing Authority, St. Joseph Health Systems, Revenue Bonds Series B 0.13%, due 7/1/41 (a)	$8,300,000	$8,300,000
California State Public Works Board, Capital Projects, Revenue Bonds Series I-1 6.625%, due 11/1/34	1,085,000	1,089,633
California State Public Works Board, University Project, Revenue Bonds Series H 5.00%, due 9/1/29	7,455,000	8,547,157
California State Public Works Revenue, Various Capital Project, Revenue Bonds Series G1 5.75%, due 10/1/30	1,400,000	1,657,768
California State, Unlimited General Obligation Insured: XLCA 4.50%, due 3/1/36	5,000,000	5,124,500
6.00%, due 11/1/35	2,500,000	2,989,275
6.25%, due 11/1/34	4,000,000	4,837,880
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	1,990,000	2,150,573
California Statewide Communities Development Authority, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,682,326
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	4,150,000	1,109,295
City Of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,621,650
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/35	14,800,000	5,451,284
Series C (zero coupon), due 8/1/36	15,500,000	5,303,325
Fresno, California Unified School District Education, Unlimited General Obligation Series G (zero coupon), due 8/1/32	6,000,000	2,334,660
Series G (zero coupon), due 8/1/33	10,000,000	3,605,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Series G (zero coupon), due 8/1/41	$23,485,000	$4,790,940
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	20,000,000	22,749,000
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/36	12,500,000	3,319,250
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,722,980
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/46	53,000,000	7,724,750
Oceanside, California Unified School District, Capital Appreciation Election, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	11,555,000	1,297,627
Palomar Pomerado Health Election, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 8/1/34	8,910,000	8,948,848
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	4,801,000
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,707,944
Port of Los Angeles, Harbor Department, Revenue Bonds Series A 5.00%, due 8/1/36 (b)	1,000,000	1,123,520
Riverside County Transportation Commission, Revenue Bonds Series A 5.25%, due 6/1/30	3,000,000	3,559,500
Sacramento Unified School District, General Obligation Insured: AGM 5.00%, due 7/1/31	3,955,000	4,394,321
San Bernardino City Unified School District, Election, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,133,480

	Principal Amount	Value

California (continued)
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	$4,000,000	$4,396,520
San Lorenzo, California Unified School District, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,491,930
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/48	25,705,000	2,493,899
Santa Ana Unified School District, Unlimited General Obligation Series B, Insured: GTY (zero coupon), due 8/1/47	50,000,000	11,466,500
State of California, Unlimited General Obligation 5.00%, due 8/1/31	11,335,000	13,154,267
Twin Rivers Unified School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,350,000	2,609,463
University of California, Revenue Bonds Series I 5.00%, due 5/15/40	11,205,000	12,863,116
Vacaville Unified School District, Unlimited General Obligation Insured: BAM 5.00%, due 8/1/31	7,105,000	8,183,397
Val Verde Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 8/1/38	7,500,000	8,402,700
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	3,500,000	3,920,455
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	1,844,530
Series B, Insured: BAM (zero coupon), due 8/1/53	6,500,000	572,130

		237,359,466

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Colorado 0.6%
Colorado Health Facilities Authority, Evangelical Lutheran Good Sama, Revenue Bonds 5.625%, due 6/1/43	$3,280,000	$3,694,494
E-470 Public Highway Authority Colorado, Revenue Bonds Series B-1, Insured: NATL-RE 5.50%, due 9/1/24	3,000,000	3,046,890
Park Creek Metropolitan District, Revenue Bonds Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,895,920

		8,637,304

Connecticut 0.8%
Hartford, CT, Unlimited General Obligation Series A 5.00%, due 4/1/28	2,500,000	2,819,850
Series A 5.00%, due 4/1/29	1,250,000	1,437,237
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	314,180
State of Connecticut Special Tax Revenue, Transportation Infrastructure, Revenue Bonds Series A 5.00%, due 9/1/30	5,000,000	5,826,550

		10,397,817

District of Columbia 2.2%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/32	1,125,000	1,200,015
5.00%, due 6/1/42	5,500,000	5,785,780
District of Columbia, KIPP Charter School, Revenue Bonds 6.00%, due 7/1/43	1,000,000	1,165,850
6.00%, due 7/1/48	1,575,000	1,824,149
District of Columbia, Tax Allocation 5.00%, due 6/1/27	525,000	572,350
5.00%, due 6/1/28	1,445,000	1,565,383
Metropolitan Washington Airports Authority, Revenue Bonds Series C, Insured: GTY (zero coupon), due 10/1/41	8,000,000	9,311,280
Series B (zero coupon), due 10/1/44	7,140,000	7,463,513

		28,888,320

Florida 4.8%
City of Lakeland, Lakeland Regional Health, Revenue Bonds 5.00%, due 11/15/45	5,885,000	6,360,037

	Principal Amount	Value

Florida (continued)
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	$15,000,000	$15,665,250
City of Tampa, University of Tampa Project, Revenue Bonds 5.00%, due 4/1/40	2,000,000	2,179,480
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds Series A 5.00%, due 10/1/31	13,900,000	15,543,119
Miami-Dade County Florida Aviation, Miami International Airport, Revenue Bonds Series A, Insured: AGM 5.25%, due 10/1/41 (b)	11,000,000	12,058,200
Miami-Dade County Florida Aviation, Revenue Bonds Series B 5.50%, due 10/1/36	4,000,000	4,577,880
Miami-Dade County Florida Solid Waste System, Revenue Bonds Insured: NATL-RE 5.00%, due 10/1/19	1,735,000	1,769,804
Miami-Dade County Florida, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 10/1/36	10,000,000	3,228,600
Series A, Insured: NATL-RE (zero coupon), due 10/1/37	10,000,000	3,057,100
Series A, Insured: NATL-RE (zero coupon), due 10/1/38	245,000	70,744

		64,510,214

Georgia 1.8%
♦Atlanta, Georgia Water & Wastewater, Revenue Bonds 5.00%, due 11/1/40	15,000,000	16,966,350
Series A 6.25%, due 11/1/39	4,125,000	5,019,465
Fulton County Georgia Development Authority, Piedmont Healthcare, Inc., Revenue Bonds Series A 5.00%, due 6/15/32	1,700,000	1,859,953

		23,845,768

Guam 1.5%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C 5.00%, due 10/1/21 (b)	4,500,000	5,166,180

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Guam (continued)
Series C, Insured: AGM 6.125%, due 10/1/43 (b)	$5,000,000	$5,870,100
Guam Government, Revenue Bonds Series A 6.50%, due 11/1/40	2,700,000	3,223,773
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	4,935,000	5,657,681
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	745,069

		20,662,803

Hawaii 1.5%
Hawaii State Department of Budget and Finance, Hawaiian Electric Co., Revenue Bonds Series B, Insured: FGIC 4.60%, due 5/1/26 (b)	1,450,000	1,501,750
6.50%, due 7/1/39	3,000,000	3,466,410
Hawaii State Department of Budget and Finance, Queens Health System, Revenue Bonds Series A 5.00%, due 7/1/35	13,000,000	14,823,120

		19,791,280

Idaho 0.2%
Idaho Health Facilities Authority, Trinity Health, Revenue Bonds Series D 5.50%, due 12/1/29	2,610,000	3,225,438

Illinois 9.5%
♦Chicago Board of Education, Unlimited General Obligation Series A 5.00%, due 12/1/42	10,000,000	9,347,700
Series A, Insured: AGM 5.50%, due 12/1/39	12,750,000	13,666,597
Chicago, Illinois Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,187,814
Chicago, Illinois O’ Hare International Airport, Revenue Bonds Series A Insured: NATL-RE 5.00%, due 1/1/31	2,905,000	2,916,213
Series A, Insured: AGM 5.00%, due 1/1/33	7,000,000	7,546,840
Series D 5.25%, due 1/1/29	7,555,000	8,678,126
Series A 5.625%, due 1/1/35	1,950,000	2,217,131

	Principal Amount	Value

Illinois (continued)
♦Chicago, Wastewater Transmission, Revenue Bonds 5.00%, due 1/1/28	$1,000,000	$1,108,130
5.00%, due 11/1/29	1,000,000	1,129,870
5.00%, due 1/1/33	2,000,000	2,166,540
5.00%, due 1/1/39	8,420,000	9,037,691
5.00%, due 1/1/44	14,340,000	15,337,634
Illinois Finance Authority, Ingalls Health System, Revenue Bonds 5.00%, due 5/15/25	1,120,000	1,218,874
5.00%, due 5/15/26	1,175,000	1,271,127
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	11,415,840
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,644,900
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg, Unlimited General Obligation Series A 4.25%, due 1/1/19	240,000	261,050
Series A 5.00%, due 1/1/20	205,000	232,575
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50	9,730,000	10,554,520
Northern Illinois Municipal Power Agency, Prairie State Project, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 1/1/37	6,520,000	6,980,051
State of Illinois, Unlimited General Obligation 5.00%, due 8/1/20	10,890,000	12,120,788

		128,040,011

Indiana 0.9%
Indiana State Finance Authority, Butler University, Revenue Bonds Series B 5.00%, due 2/1/24	2,100,000	2,430,141
Series A 5.00%, due 2/1/25	4,425,000	5,103,308
Series B 5.00%, due 2/1/26	2,320,000	2,656,493
Indianapolis, Indiana Public Improvement Bond Bank, Revenue Bonds Series A, Insured: GTY 5.50%, due 1/1/38	1,100,000	1,249,325

		11,439,267

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Kansas 1.1%
University of Kansas Hospital Authority, Revenue Bonds 5.00%, due 9/1/33	$2,500,000	$2,817,000
5.00%, due 9/1/34	5,000,000	5,610,950
5.00%, due 9/1/35	2,800,000	3,134,432
5.00%, due 9/1/45	2,500,000	2,784,875

		14,347,257

Kentucky 0.3%
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Revenue Bonds Series B-1 0.13%, due 8/15/38 (a)	4,400,000	4,400,000

Louisiana 2.3%
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,695,000	4,344,618
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.13%, due 10/1/33 (a)	12,000,000	12,000,000
Louisiana Public Facilities Authority, Franciscan Missionaries, Revenue Bonds 6.75%, due 7/1/39	3,000,000	3,651,150
Louisiana Public Facilities Authority, Ochsner Clinic, Revenue Bonds 6.25%, due 5/15/31	5,690,000	6,651,724
Louisiana State Citizens Property Insurance Corp., Revenue Bonds Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,450,963
Series C-3, Insured: GTY 6.125%, due 6/1/25	1,000,000	1,144,660

		30,243,115

Maryland 0.3%
Maryland Health and Higher Educational Facilities Authority, Peninsula Regional Medical Center, Revenue Bonds 5.00%, due 7/1/39	3,600,000	3,986,028

Massachusetts 1.2%
Massachusetts Educational Financing Authority, Revenue Bonds Series B 5.70%, due 1/1/31 (b)	1,740,000	1,871,648
Series I 6.00%, due 1/1/28	2,340,000	2,490,626

	Principal Amount	Value

Massachusetts (continued)
Massachusetts State Health & Educational Facilities Authority, Suffolk University, Revenue Bonds Series A 6.00%, due 7/1/24	$2,000,000	$2,331,960
Series A 6.25%, due 7/1/30	6,400,000	7,460,416
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,285,780

		16,440,430

Michigan 6.2%
Detroit, Michigan Distribution State Aid, General Obligation Limited 5.25%, due 11/1/35	5,200,000	5,589,948
Detroit, Michigan Sewerage Disposal System, Revenue Bonds Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,128,480
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	4,150,000	4,462,288
Series C-1, Insured: AGM 7.00%, due 7/1/27	8,380,000	10,018,122
Detroit, Michigan Water Supply System, Revenue Bonds Series D, Insured: AGM 4.625%, due 7/1/32	1,535,000	1,542,153
Series A, Insured: AGM 5.00%, due 7/1/34	1,600,000	1,639,040
Series A 5.25%, due 7/1/41	3,015,000	3,212,271
Series A 5.75%, due 7/1/37	5,550,000	6,072,866
Detroit, Michigan, City School District, Improvement School Building and Site, Unlimited General Obligation Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	842,783
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,359,350
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,980,588
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,936,620
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds Insured: AGM 5.00%, due 7/1/28	500,000	564,020

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Series C 5.00%, due 11/1/28	$7,290,000	$8,124,340
Insured: AGM 5.00%, due 7/1/35	2,000,000	2,200,520
Insured: NATL 5.00%, due 7/1/36	500,000	542,435
Michigan Finance Authority, Revenue Bonds
Insured: NATL 5.00%, due 7/1/32	2,500,000	2,740,450
Second Lien—Series C-1 5.00%, due 7/1/44	2,500,000	2,635,225
5.50%, due 6/1/21	5,000,000	5,722,500
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	250,000	221,595
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,500,000	2,551,325
Wayne County Michigan, Detroit Metropolitan Airport, Limited General Obligation Series A, Insured: NATL-RE 5.00%, due 12/1/30	4,500,000	4,512,015

		82,598,934

Missouri 0.0%‡
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	661,870

Nebraska 2.3%
♦Central Plains Energy, Project No. 3, Revenue Bonds 5.00%, due 9/1/32	2,000,000	2,221,220
5.00%, due 9/1/42	11,590,000	12,635,186
5.25%, due 9/1/37	11,575,000	12,962,495
Omaha Public Power District, Revenue Bonds Series A 5.25%, due 2/1/42	3,000,000	3,476,160

		31,295,061

New Hampshire 0.1%
Manchester, NH General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,997,694

	Principal Amount	Value

New Jersey 2.7%
New Jersey Economic Development Authority, MSU Student Housing Project, Provident Group-Montclair LLC, Revenue Bonds 5.375%, due 6/1/25	$4,500,000	$5,042,655
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (b)	1,000,000	1,118,030
Insured: AGM 5.00%, due 1/1/31 (b)	3,000,000	3,349,320
5.50%, due 1/1/26 (b)	1,000,000	1,175,780
5.50%, due 1/1/27 (b)	500,000	581,710
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A 5.25%, due 7/1/26	3,710,000	4,205,879
Insured: GTY 5.25%, due 1/1/31	2,760,000	2,985,961
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (b)	4,130,000	4,576,742
New Jersey State Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: GTY 6.125%, due 6/1/30 (b)	3,310,000	3,565,995
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds Series A 5.00%, due 6/15/42	3,415,000	3,532,647
Newark, New Jersey Housing Authority, South Ward Police Facility, Revenue Bonds
Insured: GTY 5.75%, due 12/1/30	1,135,000	1,303,729
Insured: GTY 6.75%, due 12/1/38	4,000,000	4,765,800

		36,204,248

New Mexico 0.2%
Farmington Pollution Control, Revenue Bonds 5.90%, due 6/1/40	2,000,000	2,229,680

New York 8.9%
Build NYC Resource Corp., Parking Facility, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	975,000	1,108,214

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
Insured: AGM 5.00%, due 12/15/20	$1,025,000	$1,182,071
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,251,816
Insured: AGM 5.00%, due 12/15/22	740,000	866,607
City of New York, Unlimited General Obligation
Series L-5 0.13%, due 4/1/35 (a)	12,000,000	12,000,000
Series H-5 0.20%, due 3/1/34 (a)	4,685,000	4,685,000
New York City Transitional Finance Authority, Building Aid Revenue, Revenue Bonds Series S-1 5.00%, due 7/15/33	6,060,000	6,919,914
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series 2A 0.20%, due 11/1/22 (a)	3,900,000	3,900,000
♦New York City Water & Sewer System, Revenue Bonds
Series DD-3A 0.12%, due 6/15/43 (a)	6,500,000	6,500,000
Series FF 5.00%, due 6/15/39	3,000,000	3,417,810
Series EE 5.50%, due 6/15/43	11,400,000	13,515,954
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds 5.75%, due 11/15/51	10,000,000	11,583,700
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	5,000,000	5,710,750
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	9,815,000	11,055,223
New York State Dormitory Authority, Revenue Bonds
Series A 5.00%, due 3/15/35	7,500,000	8,604,225
Series A 5.00%, due 7/1/35	6,610,000	7,651,141
Series C 5.00%, due 3/15/38	2,500,000	2,825,600
5.50%, due 7/1/40	465,000	531,151

	Principal Amount	Value

New York (continued)
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds Series A 5.00%, due 3/15/24	$13,380,000	$16,441,746

		119,750,922

North Carolina 0.5%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Revenue Bonds Series A 5.00%, due 1/15/31	2,050,000	2,302,417
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,141,630
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: GTY 5.75%, due 1/1/39	3,000,000	3,367,740

		6,811,787

North Dakota 0.3%
Grand Forks Health Care, ND, Altra Health System, Revenue Bonds 5.00%, due 12/1/35	4,000,000	4,264,040

Ohio 4.1%
♦American Municipal Power, Inc., Revenue Bonds
Series A 5.25%, due 2/15/30	15,000,000	17,128,500
Series A 5.25%, due 2/15/31	7,055,000	8,088,840
City of Cleveland, OH, Airport System Revenue, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,325,680
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,315,451
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,232,440
Middletown City School District, School Improvement, Unlimited General Obligation 5.25%, due 12/1/48	9,070,000	10,356,217
North Olmsted City School District, Unlimited General Obligation Series A 5.00%, due 12/1/40	7,250,000	8,141,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Northeast Ohio Regional Sewer District, Revenue Bonds 5.00%, due 11/15/44	$2,875,000	$3,269,709

		54,858,587

Oklahoma 0.7%
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	542,185
University of Oklahoma, Revenue Bonds Series A 5.00%, due 7/1/44	8,405,000	9,477,562

		10,019,747

Pennsylvania 2.4%
Montgomery County Industrial Development Authority, Revenue Bonds 5.25%, due 8/1/33	175,000	199,007
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds 6.00%, due 7/1/53	10,950,000	12,890,011
Pennsylvania State Turnpike Commission, Revenue Bonds Series B 5.75%, due 6/1/39	4,000,000	4,523,640
Pennsylvania Turnpike Commission, Revenue Bonds Series B 5.25%, due 12/1/44	7,500,000	8,437,200
Philadelphia, PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	6,153,126

		32,202,984

Puerto Rico 4.0%
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/26	125,000	126,141
Series A, Insured: AGM 5.00%, due 7/1/35	10,550,000	10,553,059
Series A, Insured: NATL-RE 5.50%, due 7/1/19	150,000	157,407
Series A, Insured: NATL-RE 5.50%, due 7/1/20	260,000	274,914
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: GTY 5.00%, due 7/1/28	100,000	101,087

	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation Series A, Insured: NATL-RE 5.50%, due 7/1/20	$1,180,000	$1,247,685
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 4.25%, due 7/1/27	265,000	248,756
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	120,000	120,008
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	450,000	450,004
Series UU, Insured: AGM 5.00%, due 7/1/23	165,000	167,175
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	500,000	499,995
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	225,788
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds Series J, Insured: NATL-RE 5.00%, due 7/1/29	490,000	489,961
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	250,000	249,983
Series L, Insured: NATL-RE 5.25%, due 7/1/24	1,705,000	1,783,788
Series N, Insured: NATL-RE 5.25%, due 7/1/32	7,975,000	8,243,359
Series CC, Insured: AGM 5.25%, due 7/1/33	425,000	442,467
Series N, Insured: GTY 5.25%, due 7/1/36	12,800,000	13,306,112
Series CC, Insured: AGM 5.25%, due 7/1/36	180,000	187,117
Series N, Insured: AGM, GTY 5.50%, due 7/1/26	135,000	147,772
Series N, Insured: AGM, GTY 5.50%, due 7/1/29	10,000,000	10,675,700
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/30	120,000	116,929
Series C, Insured: AGC 5.25%, due 8/1/23	100,000	101,632
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	170,000	178,566

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Puerto Rico (continued)
Insured: NATL-RE 6.00%, due 7/1/27	$3,410,000	$3,546,605
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/40	235,000	236,403

		53,878,413

Rhode Island 2.0%
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/35	20,000,000	21,525,400
Series A 5.00%, due 6/1/40	4,750,000	5,031,580

		26,556,980

South Carolina 1.6%
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: GTY 5.75%, due 1/1/34	10,345,000	12,151,651
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds
Series A 5.00%, due 8/1/19	420,000	470,988
Series A 5.25%, due 8/1/30	2,955,000	3,362,465
South Carolina State Public Service Authority, Revenue Bonds Series C 5.00%, due 12/1/46	5,000,000	5,544,000

		21,529,104

South Dakota 0.1%
Harrisburg School District No. 41-2, Unlimited General Obligation 5.00%, due 7/15/33	1,370,000	1,553,525

Tennessee 1.8%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds 6.00%, due 7/1/38	3,605,000	4,112,656
Johnson City Tennessee Health & Educational Facilities Board Hospital, Revenue Bonds Series A 6.50%, due 7/1/38	6,500,000	7,573,085

	Principal Amount	Value

Tennessee (continued)
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds Series B, Insured: AGM 0.14%, due 6/1/42 (a)	$12,000,000	$12,000,000

		23,685,741

Texas 8.7%
Central Texas Regional Mobility Authority, Revenue Bonds 5.75%, due 1/1/31	2,100,000	2,426,760
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/34	5,000,000	5,490,400
Dallas/Fort Worth International Airport, Revenue Bonds
Series A 5.00%, due 11/1/38 (b)	10,000,000	10,685,500
Series A 5.00%, due 11/1/43 (b)	2,500,000	2,648,075
Edinburg Local Government Finance Corp., Revenue Bonds Series A, Insured: AGM 5.00%, due 3/1/45	1,000,000	1,058,900
Harris County-Houston Sports Authority, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 11/15/40	17,115,000	4,778,166
Houston Higher Education Finance Corp., Revenue Bonds
Series A 6.50%, due 5/15/31	1,050,000	1,273,776
Series A 6.875%, due 5/15/41	6,400,000	7,868,608
Houston, Texas Hotel Occupancy Tax & Special Revenue, Revenue Bonds Series B 5.00%, due 9/1/31	2,000,000	2,052,980
♦North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	1,400,000	1,553,958
Series A 5.00%, due 1/1/35	2,950,000	3,259,219
Series A 5.00%, due 1/1/38	6,500,000	7,120,425
Series A 5.50%, due 9/1/41	6,695,000	7,868,366
Series F 5.75%, due 1/1/38	1,800,000	2,024,892
Series A 6.00%, due 9/1/41	3,500,000	4,297,160

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	$1,275,000	$1,506,502
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/30	18,100,000	19,927,919
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	7,040,000	8,518,752
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	5,075,834
7.50%, due 6/30/33	5,500,000	6,814,335
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	8,000,000	9,507,040
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds Series A 6.20%, due 2/15/40	1,000,000	1,159,920

		116,917,487

U.S. Virgin Islands 2.1%
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Series A 5.00%, due 10/1/32	5,100,000	5,557,674
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	5,000,000	5,700,500
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	15,125,000	17,069,772

		28,327,946

Utah 0.0%‡
Herriman, Utah, Special Assessment 5.00%, due 11/1/29	425,000	445,060

	Principal Amount	Value

Washington 0.5%
King County Washington Public Hospital District No. 1, General Obligation Series B 5.25%, due 12/1/37	$6,000,000	$6,502,980

Wisconsin 0.5%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	4,042,862
Series A 5.00%, due 12/15/32	2,850,000	3,131,808

		7,174,670

Wyoming 0.1%
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,165,270

Total Investments (Cost $1,261,220,868) (c)	97.7%	1,311,908,222
Other Assets, Less Liabilities	2.3	30,919,997
Net Assets	100.0%	$1,342,828,219

‡	Less than one-tenth of a percent.

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2015.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	As of April 30, 2015, cost was $1,261,448,026 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$57,961,753
Gross unrealized depreciation	(7,501,557)

Net unrealized appreciation	$50,460,196

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
United States Long Bond	(267)	June 2015	$(42,611,531)	$583,778
10-Year United States Treasury Note	(1,255)	June 2015	(161,110,625)	(404,765)

			$(203,722,156)	$179,013

1.	At April 30, 2015, cash in the amount of $2,602,050 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$1,311,908,222	$—	$1,311,908,222

Total Investments in Securities	—	1,311,908,222	—	1,311,908,222

Other Financial Instruments
Futures Contracts Short (b)	583,778	—	—	583,778

Total Investments in Securities and Other Financial Instruments	$583,778	$1,311,908,222	$—	$1,312,492,000

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(404,765)	$—	$—	$(404,765)

Total Other Financial Instruments	$(404,765)	$—	$—	$(404,765)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,261,220,868)	$1,311,908,222
Cash collateral on deposit at broker	2,602,050
Cash	1,387,775
Receivables:
Interest	15,934,331
Fund shares sold	13,916,344
Variation margin on futures contracts	251,578
Other assets	99,598

Total assets	1,346,099,898

Liabilities
Payables:
Fund shares redeemed	974,131
Manager (See Note 3)	470,356
NYLIFE Distributors (See Note 3)	220,032
Investment securities purchased	167,429
Transfer agent (See Note 3)	65,522
Professional fees	34,525
Shareholder communication	12,484
Custodian	4,815
Accrued expenses	5,539
Dividend payable	1,316,846

Total liabilities	3,271,679

Net assets	$1,342,828,219

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,345,871
Additional paid-in capital	1,327,664,551

1,329,010,422
Distributions in excess of net investment income	(590,098)
Accumulated net realized gain (loss) on investments and futures transactions	(36,458,472)
Net unrealized appreciation (depreciation) on investments and futures contracts	50,866,367

Net assets	$1,342,828,219

Class A
Net assets applicable to outstanding shares	$695,162,593

Shares of beneficial interest outstanding	69,687,178

Net asset value per share outstanding	$9.98
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.45

Investor Class
Net assets applicable to outstanding shares	$17,274,780

Shares of beneficial interest outstanding	1,723,776

Net asset value per share outstanding	$10.02
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.49

Class B
Net assets applicable to outstanding shares	$15,215,921

Shares of beneficial interest outstanding	1,525,743

Net asset value and offering price per share outstanding	$9.97

Class C
Net assets applicable to outstanding shares	$174,937,802

Shares of beneficial interest outstanding	17,531,116

Net asset value and offering price per share outstanding	$9.98

Class I
Net assets applicable to outstanding shares	$440,237,123

Shares of beneficial interest outstanding	44,119,251

Net asset value and offering price per share outstanding	$9.98

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$22,831,121

Expenses
Manager (See Note 3)	2,498,361
Distribution/Service—Class A (See Note 3)	614,197
Distribution/Service—Investor Class (See Note 3)	21,923
Distribution/Service—Class B (See Note 3)	33,193
Distribution/Service—Class C (See Note 3)	411,314
Transfer agent (See Note 3)	224,676
Registration	67,322
Professional fees	39,947
Shareholder communication	24,224
Custodian	10,258
Trustees	8,192
Miscellaneous	15,598

Total expenses before waiver/reimbursement	3,969,205
Expense waiver/reimbursement from Manager (See Note 3)	(159,912)

Net expenses	3,809,293

Net investment income (loss)	19,021,828

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	5,383,711
Futures transactions	(9,023,981)

Net realized gain (loss) on investments and futures transactions	(3,640,270)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,075,833)
Futures contracts	2,633,533

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,442,300)

Net realized and unrealized gain (loss) on investments and futures transactions	(9,082,570)

Net increase (decrease) in net assets resulting from operations	$9,939,258

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,021,828	$33,403,307
Net realized gain (loss) on investments and futures transactions	(3,640,270)	(11,634,593)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,442,300)	70,501,342

Net increase (decrease) in net assets resulting from operations	9,939,258	92,270,056

Dividends to shareholders:
From net investment income:
Class A	(8,826,563)	(16,467,002)
Investor Class	(314,617)	(737,876)
Class B	(222,871)	(443,035)
Class C	(2,734,019)	(5,402,513)
Class I	(6,921,282)	(10,355,311)

Total dividends to shareholders	(19,019,352)	(33,405,737)

Capital share transactions:
Net proceeds from sale of shares	502,590,810	325,886,328
Net asset value of shares issued to shareholders in reinvestment of dividends	11,817,658	20,965,708
Cost of shares redeemed	(89,656,602)	(314,870,989)

Increase (decrease) in net assets derived from capital share transactions	424,751,866	31,981,047

Net increase (decrease) in net assets	415,671,772	90,845,366

Net Assets
Beginning of period	927,156,447	836,311,081

End of period	$1,342,828,219	$927,156,447

Distributions in excess of net investment income at end of period	$(590,098)	$(592,574)

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,
Class A			2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.03		$9.33	$10.04	$9.26	$9.44	$9.04

Net investment income (loss)	0.18		0.39	0.38	0.38 (a)	0.43 (a)	0.40 (a)
Net realized and unrealized gain (loss) on investments	(0.05)		0.70	(0.72)	0.79	(0.18)	0.42

Total from investment operations	0.13		1.09	(0.34)	1.17	0.25	0.82

Less dividends:
From net investment income	(0.18)		(0.39)	(0.37)	(0.39)	(0.43)	(0.42)

Net asset value at end of period	$9.98		$10.03	$9.33	$10.04	$9.26	$9.44

Total investment return (b)	1.31	%(c)	11.86%	(3.52%)	12.81%	2.93%	9.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59	%††	3.99%	3.72%	3.91%	4.76%	4.36%
Net expenses	0.76	%††	0.78%	0.78%	0.79%	0.81%	0.82%
Expenses (before waiver/reimbursement)	0.79	%††	0.83%	0.83%	0.84%	0.89%	0.92%
Portfolio turnover rate	19%		68%	111%	125%	138%	97%
Net assets at end of period (in 000’s)	$695,163		$427,586	$417,984	$424,757	$258,892	$242,891

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30, 2015*		Year ended October 31,
Investor Class			2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.08		$9.38	$10.08	$9.31	$9.48	$9.08

Net investment income (loss)	0.18		0.39	0.36	0.38 (a)	0.42 (a)	0.39 (a)
Net realized and unrealized gain (loss) on investments	(0.06)		0.69	(0.70)	0.77	(0.16)	0.41

Total from investment operations	0.12		1.08	(0.34)	1.15	0.26	0.80

Less dividends:
From net investment income	(0.18)		(0.38)	(0.36)	(0.38)	(0.43)	(0.40)

Net asset value at end of period	$10.02		$10.08	$9.38	$10.08	$9.31	$9.48

Total investment return (b)	1.19	%(c)	11.76%	(3.45%)	12.58%	2.93%	9.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59	%††	3.94%	3.67%	3.92%	4.67%	4.24%
Net expenses	0.82	%††	0.84%	0.84%	0.86%	0.90%	0.93%
Expenses (before waiver/reimbursement)	0.85	%††	0.89%	0.89%	0.91%	0.98%	1.03%
Portfolio turnover rate	19%		68%	111%	125%	138%	97%
Net assets at end of period (in 000’s)	$17,275		$18,264	$19,094	$21,437	$21,547	$22,220

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,
Class B			2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.03		$9.33	$10.03	$9.26	$9.44	$9.04

Net investment income (loss)	0.17		0.35	0.34	0.35 (a)	0.40 (a)	0.37 (a)
Net realized and unrealized gain (loss) on investments	(0.06)		0.71	(0.70)	0.78	(0.18)	0.41

Total from investment operations	0.11		1.06	(0.36)	1.13	0.22	0.78

Less dividends:
From net investment income	(0.17)		(0.36)	(0.34)	(0.36)	(0.40)	(0.38)

Net asset value at end of period	$9.97		$10.03	$9.33	$10.03	$9.26	$9.44

Total investment return (b)	1.06	%(c)	11.52%	(3.73%)	12.34%	2.58%	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32	%††	3.69%	3.41%	3.59%	4.42%	3.99%
Net expenses	1.06	%††	1.09%	1.09%	1.11%	1.15%	1.18%
Expenses (before waiver/reimbursement)	1.09	%††	1.14%	1.14%	1.16%	1.23%	1.28%
Portfolio turnover rate	19%		68%	111%	125%	138%	97%
Net assets at end of period (in 000’s)	$15,216		$12,439	$12,459	$13,230	$9,463	$13,907

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30, 2015*		Year ended October 31,
Class C			2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.03		$9.34	$10.04	$9.27	$9.44	$9.04

Net investment income (loss)	0.17		0.36	0.35	0.35 (a)	0.40 (a)	0.37 (a)
Net realized and unrealized gain (loss) on investments	(0.05)		0.69	(0.71)	0.78	(0.17)	0.41

Total from investment operations	0.12		1.05	(0.36)	1.13	0.23	0.78

Less dividends:
From net investment income	(0.17)		(0.36)	(0.34)	(0.36)	(0.40)	(0.38)

Net asset value at end of period	$9.98		$10.03	$9.34	$10.04	$9.27	$9.44

Total investment return (b)	1.16	%(c)	11.40%	(3.72%)	12.33%	2.69%	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33	%††	3.68%	3.42%	3.58%	4.42%	3.99%
Net expenses	1.06	%††	1.09%	1.09%	1.11%	1.15%	1.18%
Expenses (before waiver/reimbursement)	1.09	%††	1.14%	1.14%	1.16%	1.23%	1.28%
Portfolio turnover rate	19%		68%	111%	125%	138%	97%
Net assets at end of period (in 000’s)	$174,938		$154,863	$150,244	$142,246	$81,880	$65,695

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

26	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,				December 21, 2009** through October 31, 2010
Class I			2014	2013	2012	2011
Net asset value at beginning of period	$10.03		$9.34	$10.04	$9.27	$9.44	$9.07

Net investment income (loss)	0.19		0.41	0.40	0.40 (a)	0.45 (a)	0.38	(a)
Net realized and unrealized gain (loss) on investments	(0.05)		0.69	(0.71)	0.78	(0.16)	0.35

Total from investment operations	0.14		1.10	(0.31)	1.18	0.29	0.73

Less dividends:
From net investment income	(0.19)		(0.41)	(0.39)	(0.41)	(0.46)	(0.36)

Net asset value at end of period	$9.98		$10.03	$9.34	$10.04	$9.27	$9.44

Total investment return (b)	1.44	%(c)	12.02%	(3.18%)	12.97%	3.29%	8.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.87	%††	4.21%	4.00%	4.06%	4.99%	4.64	%††
Net expenses	0.51	%††	0.53%	0.54%	0.54%	0.56%	0.57	%††
Expenses (before waiver/reimbursement)	0.54	%††	0.58%	0.59%	0.59%	0.64%	0.67	%††
Portfolio turnover rate	19%		68%	111%	125%	138%	97%
Net assets at end of period (in 000’s)	$440,237		$314,005	$236,531	$142,603	$33,888	$17,394

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay Tax Free Bond Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends

29

Notes to Financial Statements (Unaudited) (continued)

and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income,  the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

30	MainStay Tax Free Bond Fund

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$583,778	$583,778

Total Fair Value		$583,778	$583,778

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(404,765)	$(404,765)

Total Fair Value		$(404,765)	$(404,765)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(9,023,981)	$(9,023,981)

Total Realized Gain (Loss)		$(9,023,981)	$(9,023,981)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,633,533	$2,633,533

Total Change in Unrealized Appreciation (Depreciation)		$2,633,533	$2,633,533

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(211,063,692)	$(211,063,692)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s

31

Notes to Financial Statements (Unaudited) (continued)

average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. Prior to February 28, 2015, the Fund paid the Manager a monthly fee at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion plus the fund accounting service fee. During the six-month period ended April 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.48% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

Prior to February 28, 2015, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect February 28, 2016. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $2,498,361 and waived its fees and/or reimbursed expenses in the amount of $159,912.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $50,325 and $3,895, respectively.

During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,733, $35, $3,035 and $12,096, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$80,355
Investor Class	7,663
Class B	5,841
Class C	71,706
Class I	59,111

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $35,045,564 were available as shown in the table below, to the extent provided by the regulations to offset future realized

32	MainStay Tax Free Bond Fund

gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$3,952	$—
2019	2,136	—
Unlimited	21,793	7,165
Total	$27,881	$7,165

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$126,225
Exempt Interest Dividends	33,279,512
Total	$33,405,737

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $607,359 and $197,253, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	31,047,732	$312,901,889
Shares issued to shareholders in reinvestment of dividends and distributions	600,667	6,037,323
Shares redeemed	(4,728,350)	(47,571,379)

Net increase (decrease) in shares outstanding before conversion	26,920,049	271,367,833
Shares converted into Class A (See Note 1)	165,849	1,667,569
Shares converted from Class A (See Note 1)	(39,229)	(395,831)

Net increase (decrease)	27,046,669	$272,639,571

Year ended October 31, 2014:
Shares sold	10,431,124	$101,039,238
Shares issued to shareholders in reinvestment of dividends and distributions	1,181,171	11,440,134
Shares redeemed	(13,934,446)	(133,752,320)

Net increase (decrease) in shares outstanding before conversion	(2,322,151)	(21,272,948)
Shares converted into Class A (See Note 1)	219,259	2,131,052
Shares converted from Class A (See Note 1)	(41,549)	(404,151)

Net increase (decrease)	(2,144,441)	$(19,546,047)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	104,319	$1,053,912
Shares issued to shareholders in reinvestment of dividends and distributions	27,268	275,492
Shares redeemed	(111,734)	(1,127,743)

Net increase (decrease) in shares outstanding before conversion	19,853	201,661
Shares converted into Investor Class (See Note 1)	45,706	462,631
Shares converted from Investor Class (See Note 1)	(154,567)	(1,562,092)

Net increase (decrease)	(89,008)	$(897,800)

Year ended October 31, 2014:
Shares sold	129,199	$1,261,426
Shares issued to shareholders in reinvestment of dividends and distributions	66,650	648,209
Shares redeemed	(275,408)	(2,675,462)

Net increase (decrease) in shares outstanding before conversion	(79,559)	(765,827)
Shares converted into Investor Class (See Note 1)	61,613	599,448
Shares converted from Investor Class (See Note 1)	(205,324)	(2,005,301)

Net increase (decrease)	(223,270)	$(2,171,680)

33

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	340,720	$3,431,475
Shares issued to shareholders in reinvestment of dividends and distributions	18,726	188,239
Shares redeemed	(57,107)	(573,951)

Net increase (decrease) in shares outstanding before conversion	302,339	3,045,763
Shares converted from Class B (See Note 1)	(17,177)	(172,277)

Net increase (decrease)	285,162	$2,873,486

Year ended October 31, 2014:
Shares sold	140,477	$1,372,417
Shares issued to shareholders in reinvestment of dividends and distributions	38,330	371,033
Shares redeemed	(239,999)	(2,296,050)

Net increase (decrease) in shares outstanding before conversion	(61,192)	(552,600)
Shares converted from Class B (See Note 1)	(33,322)	(321,048)

Net increase (decrease)	(94,514)	$(873,648)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,948,688	$29,683,262
Shares issued to shareholders in reinvestment of dividends and distributions	179,690	1,807,035
Shares redeemed	(1,033,533)	(10,407,482)

Net increase (decrease)	2,094,845	$21,082,815

Year ended October 31, 2014:
Shares sold	3,271,991	$31,697,232
Shares issued to shareholders in reinvestment of dividends and distributions	367,763	3,563,319
Shares redeemed	(4,294,137)	(41,049,892)

Net increase (decrease)	(654,383)	$(5,789,341)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	15,446,349	$155,520,272
Shares issued to shareholders in reinvestment of dividends and distributions	349,003	3,509,569
Shares redeemed	(2,978,563)	(29,976,047)

Net increase (decrease)	12,816,789	$129,053,794

Year ended October 31, 2014 :
Shares sold	19,579,990	$190,516,015
Shares issued to shareholders in reinvestment of dividends and distributions	509,013	4,943,013
Shares redeemed	(14,121,421)	(135,097,265)

Net increase (decrease)	5,967,582	$60,361,763

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit

Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shield and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including

MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments

36	MainStay Tax Free Bond Fund

and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay

Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

38	MainStay Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652278 MS139-15	MST10-06/15 NL013

MainStay Convertible Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.25 4.50%	3.78 9.82%	8.53 9.76%	8.06 8.67%	0.97 0.97%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.34 4.40	3.54 9.57	8.30 9.53	7.89 8.51	1.16 1.16
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.68 4.01	3.86 8.76	8.43 8.71	7.71 7.71	1.91 1.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.08 4.01	7.79 8.77	8.71 8.71	7.70 7.70	1.91 1.91
Class I Shares[4]	No Sales Charge		4.56	10.02	10.02	8.93	0.72

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
BofA Merrill Lynch All U.S. Convertibles Index[5]	3.91%	8.95%	10.85%	8.39%
Average Lipper Convertible Securities Fund[6]	3.16	6.85	8.90	7.09

5.	The BofA Merrill Lynch All U.S. Convertibles Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. The BofA Merrill Lynch All U.S. Convertibles Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,045.00	$4.97	$1,019.90	$4.91

Investor Class Shares	$1,000.00	$1,044.00	$5.88	$1,019.00	$5.81

Class B Shares	$1,000.00	$1,040.10	$9.66	$1,015.30	$9.54

Class C Shares	$1,000.00	$1,040.10	$9.66	$1,015.30	$9.54

Class I Shares	$1,000.00	$1,045.60	$3.70	$1,021.20	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.98% for Class A, 1.16% for Investor Class, 1.91% for Class B and Class C and 0.73% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/5/15

2.	Priceline Group, Inc. (The), 0.35%-1.00%, due 3/15/18-6/15/20

3.	Stanley Black & Decker, Inc., 4.75%-6.25%

4.	Jarden Corp., 1.875%, due 9/15/18

5.	Gilead Sciences, Inc., 1.625%, due 5/1/16
6.	Danaher Corp., (zero coupon), due 1/22/21

7.	Xilinx, Inc., 2.625%, due 6/15/17

8.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

9.	Medidata Solutions, Inc., 1.00%, due 8/1/18

10.	Microchip Technology, Inc., 1.625%, due 2/15/25

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Convertible Fund returned 4.50% for Class A shares, 4.40% for Investor Class shares and 4.01% for Class B and Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 4.56%. During the reporting period, all share classes outperformed the 3.91% return of the BofA Merrill Lynch All U.S. Convertibles Index,1 which is the Fund’s broad-based securities-market index, and the 3.16% return of the Average Lipper2 Convertible Securities Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of the BofA Merrill Lynch All U.S. Convertibles Index was not dictated by any overriding theme, but outperformance was the result of security selection. Several of the Fund’s holdings appreciated significantly during the reporting period because of company-specific events, such as takeovers. Three companies in which the Fund invested—Spansion, RTI International Metals and Baker Hughes—received takeover offers during the reporting period. Several other holdings—such as Jarden, XPO Logistics and Wabash National—advanced following much better-than-expected earnings reports. Several biotechnology holdings benefited from the general investor enthusiasm for that industry. Offsetting these strong performers were several energy-related holdings that hurt the Fund’s absolute performance. Even so, our energy holdings helped relative performance by outperforming comparable sector positions in the Fund’s primary benchmark.

What was the Fund’s duration3 strategy during the reporting period?

Because convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates, duration does not guide our investment decisions. At the end of the reporting period, the effective duration of the Fund was 3.73 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

As convertible bond performance is largely determined by the performance of the underlying equity security, our decision-making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and provide some measure of pro-

tection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s absolute performance and which market segments were particularly weak?

The strongest positive contributions to absolute performance came from the biotechnology, semiconductors and airlines industries. (Contributions take weightings and total returns into account.) The Fund had large gains in several biotechnology holdings. The convertible bonds of Incyte, Biomarin Pharmaceutical and Depomed were among the best performers in the Fund, based on dollar gains for the reporting period. All three companies had positive announcements related to drugs in development. The large upside moves in the companies’ common shares and convertible bonds, however, were more likely the result of general investor enthusiasm for the industry. The convertible bonds of semiconductor-related companies were also strong contributors during the reporting period. The convertible bonds of Spansion, Intel and Microchip Technology were among the Fund’s best performers. Spansion was a particularly strong performer after the company announced in December that it planned to merge with Cypress Semiconductor. Microchip advanced following a well-received earnings report. The Fund’s convertible bond holding in United Continental Airlines was a strong-performing security during the reporting period. United, and airlines in general, continued to benefit from growth in passenger revenue and a rationalization of supply through recent industry mergers. Airlines also benefited from sharply lower fuel prices and added revenue from ancillary fees such as baggage charges and meals.

The weakest contributions to the Fund’s absolute performance came from the metals and energy equipment & services industries. The convertible bonds of U.S. Steel and the convertible preferred shares of steel producer ArcelorMittal were two of the worst-performing securities in the Fund in terms of dollars lost during the reporting period. Metals & mining companies generally performed poorly as investors were concerned about slowing demand from China, high levels of inventory and cheap steel imports from India and China. In the energy equipment & services industry, the convertible bonds of Helix Energy and Schlumberger Ltd. and the common shares of Halliburton were among the Fund’s worst-performing holdings during the reporting period. All three companies were hurt by the sharp decline in the price of crude oil and in the number of active drilling rigs in North America. With lower commodity prices, there is less demand for the services and equipment

1.	See footnote on page 6 for more information on the BofA Merrill Lynch All U.S. Convertibles Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

provided by all three companies. We anticipate that the sharp decline in the active rig count will lead to a decrease in production, which will help boost commodity prices and in turn demand for energy equipment & services.

Did the Fund make any significant purchases and sales during the reporting period?

During the reporting period, noteworthy purchases included several new energy-related issues such as the convertible bonds of independent exploration & production company Whiting Petroleum and the convertible preferred shares of independent energy company Southwestern Energy.

We also purchased several other attractive new issues such as the convertible bonds of third-party logistics company Echo Global Logistics, the convertible preferred shares of chemical manufacturer A. Schulman and the convertible bonds of automotive company Fiat Chrysler.

During the reporting period several positions matured or converted and were taken out of the Fund. These securities included positions in MGM Resorts International and United Continental Holdings. In addition, we sold our convertible bond position in Spansion after the company announced its merger with Cypress Semiconductor. We sold the convertible bonds of

Pacira Pharmaceuticals after the company received warning letters from the FDA related to its key drug, Experel. We sold the convertible bonds of Salix Pharmaceuticals after the common shares of the company reached our price target.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its weighting in the health care sector and increased its weighting in the information technology sector.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held overweight positions relative to the Bank of America Merrill Lynch U.S. All Convertibles Index in the consumer discretionary, materials and telecommunication services sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials and utilities sectors and held neutrally weighted positions in the energy, information technology, health care and consumer staples sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Convertible Securities 90.1%† Convertible Bonds 78.5%
Auto Manufacturers 2.8%
Fiat Chrysler Automobiles N.V. 7.875%, due 12/15/16	$7,307,800	$9,427,062
Navistar International Corp. 4.75%, due 4/15/19	4,220,000	3,945,700
Wabash National Corp. 3.375%, due 5/1/18	8,792,000	11,902,170

		25,274,932

Biotechnology 5.7%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	8,470,000	11,614,487
♦Gilead Sciences, Inc. 1.625%, due 5/1/16	4,704,000	20,768,184
Illumina, Inc. (zero coupon), due 6/15/19 (a)	4,300,000	4,805,250
0.50%, due 6/15/21 (a)	4,300,000	4,977,250
Isis Pharmaceuticals, Inc. 1.00%, due 11/15/21 (a)	4,375,000	4,752,344
Medicines Co. (The) 1.375%, due 6/1/17	4,252,000	4,831,335

		51,748,850

Commercial Services 3.0%
Carriage Services, Inc. 2.75%, due 3/15/21 (a)	5,416,000	6,478,917
Live Nation Entertainment, Inc. 2.50%, due 5/15/19 (a)	11,361,000	11,794,138
Macquarie Infrastructure Co. LLC 2.875%, due 7/15/19	7,540,000	8,826,513

		27,099,568

Computers 2.7%
Brocade Communications Systems, Inc. 1.375%, due 1/1/20 (a)	12,361,000	12,832,263
SanDisk Corp. 0.50%, due 10/15/20	11,688,000	12,082,470

		24,914,733

Distribution & Wholesale 1.0%
WESCO International, Inc. 6.00%, due 9/15/29	3,731,000	9,502,391

Energy—Alternate Sources 2.1%
SolarCity Corp. 1.625%, due 11/1/19 (a)	9,791,000	9,631,896
SunEdison, Inc. 0.25%, due 1/15/20 (a)	8,829,000	9,965,734

		19,597,630

	Principal Amount	Value

Finance—Leasing Companies 1.0%
Air Lease Corp. 3.875%, due 12/1/18	$6,159,000	$9,030,634

Health Care—Products 5.9%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	20,341,296
Hologic, Inc. 2.00%, due 3/1/42 (b)	7,990,000	10,012,469
Insulet Corp. 2.00%, due 6/15/19	3,113,000	3,005,991
Teleflex, Inc. 3.875%, due 8/1/17	8,849,000	17,521,020
Wright Medical Group, Inc. 2.00%, due 2/15/20 (a)	3,230,000	3,399,575

		54,280,351

Health Care—Services 1.6%
Anthem, Inc. 2.75%, due 10/15/42	7,160,000	14,476,625

Home Builders 0.8%
Lennar Corp. 3.25%, due 11/15/21 (a)	3,785,000	7,484,837

Home Furnishing 0.4%
TiVo, Inc. 2.00%, due 10/1/21 (a)	3,524,000	3,396,255

Insurance 2.0%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	5,248,000	11,325,840
Radian Group, Inc. 2.25%, due 3/1/19	4,321,000	7,351,101

		18,676,941

Internet 6.7%
AOL, Inc. 0.75%, due 9/1/19 (a)	8,562,000	8,642,269
HomeAway, Inc. 0.125%, due 4/1/19	18,768,000	17,782,680
♦Priceline Group, Inc. (The)
0.35%, due 6/15/20	7,782,000	9,211,942
1.00%, due 3/15/18	12,338,000	17,334,890
Twitter, Inc. 0.25%, due 9/15/19 (a)	9,161,000	8,416,669

		61,388,450

Iron & Steel 0.9%
United States Steel Corp. 2.75%, due 4/1/19	7,144,000	8,617,450

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Leisure Time 2.5%
♦Jarden Corp. 1.875%, due 9/15/18	$13,430,000	$22,344,162

Machinery—Diversified 1.3%
Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	11,780,356

Media 0.7%
Liberty Interactive LLC 3.50%, due 1/15/31	425,000	232,688
Liberty Media Corp. 1.375%, due 10/15/23	5,925,000	5,962,031

		6,194,719

Oil & Gas 1.1%
Whiting Petroleum Corp. 1.25%, due 4/1/20 (a)	8,580,000	10,263,825

Oil & Gas Services 5.0%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	11,830,000	12,037,025
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (a)(c)	15,988,000	26,767,110
Newpark Resources, Inc. 4.00%, due 10/1/17	3,673,000	4,375,461
SEACOR Holdings, Inc. 2.50%, due 12/15/27	2,507,000	2,615,114

		45,794,710

Pharmaceuticals 4.3%
Depomed, Inc. 2.50%, due 9/1/21	4,093,000	5,768,572
Omnicare, Inc. 3.50%, due 2/15/44	10,135,000	13,669,581
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	19,579,534

		39,017,687

Real Estate Investment Trusts 2.6%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	9,880,002
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	9,324,000	14,055,930

		23,935,932

Semiconductors 10.8%
InvenSense, Inc. 1.75%, due 11/1/18	3,946,000	3,822,688
Lam Research Corp. 1.25%, due 5/15/18	6,444,000	8,779,950

	Principal Amount	Value

Semiconductors (continued)
♦Microchip Technology, Inc. 1.625%, due 2/15/25 (a)	$17,384,000	$17,862,060
Micron Technology, Inc. 3.00%, due 11/15/43	7,381,000	8,382,048
NVIDIA Corp. 1.00%, due 12/1/18	14,391,000	17,664,953
NXP Semiconductors N.V. 1.00%, due 12/1/19 (a)	8,133,000	9,556,275
Rambus, Inc. 1.125%, due 8/15/18	3,292,000	4,254,910
Rovi Corp. 0.50%, due 3/1/20 (a)	8,945,000	8,715,784
♦Xilinx, Inc. 2.625%, due 6/15/17	12,870,000	19,594,575

		98,633,243

Software 11.4%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	8,408,000	9,233,035
Citrix Systems, Inc. 0.50%, due 4/15/19 (a)	5,382,000	5,725,103
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18	9,115,000	8,915,609
♦Medidata Solutions, Inc. 1.00%, due 8/1/18	16,200,000	19,126,125
Nuance Communications, Inc. 2.75%, due 11/1/31	8,349,000	8,364,654
Proofpoint, Inc. 1.25%, due 12/15/18	7,146,000	10,656,473
Red Hat, Inc. 0.25%, due 10/1/19 (a)	12,488,000	15,344,630
Salesforce.com, Inc. 0.25%, due 4/1/18	7,673,000	9,600,841
Verint Systems, Inc. 1.50%, due 6/1/21	15,039,000	17,605,029

		104,571,499

Transportation 2.2%
Echo Global Logistics, Inc. 2.50%, due 5/1/20	6,283,000	6,482,347
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	2,400,000	2,023,500
XPO Logistics, Inc. 4.50%, due 10/1/17	4,020,000	11,954,475

		20,460,322

Total Convertible Bonds (Cost $614,684,916)		718,486,102

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Convertible Preferred Stocks 11.6%
Aerospace & Defense 1.4%
United Technologies Corp. 7.50%	215,577	$12,680,239

Chemicals 1.0%
A. Schulman, Inc. 6.00%	9,109	9,406,245

Food 1.2%
Post Holdings, Inc. 3.75% (a)	39,161	4,217,640
Tyson Foods, Inc. 4.75%	133,648	6,574,145

		10,791,785

Hand & Machine Tools 2.4%
♦Stanley Black & Decker, Inc. 4.75%	98,493	13,549,189
6.25%	75,479	8,820,476

		22,369,665

Insurance 0.4%
Maiden Holdings, Ltd. Series B 7.25%	61,807	3,204,693

Mining 0.4%
Alcoa, Inc. 5.375%	88,185	4,023,000

Oil & Gas 0.9%
Sanchez Energy Corp. Series A 4.875%	35,932	1,393,288
Southwestern Energy Co. Series B 6.25%	122,672	7,276,903

		8,670,191

Pharmaceuticals 1.0%
Actavis PLC Series A 5.50%	8,864	8,869,850

Real Estate Investment Trusts 2.3%
American Tower Corp. Series A 5.25%	81,884	8,489,733
Crown Castle International Corp. Series A 4.50%	92,032	9,635,751

	Shares	Value

Real Estate Investment Trusts (continued)
Health Care REIT, Inc. Series I 6.50%	47,800	$3,047,250

		21,172,734

Telecommunications 0.6%
T-Mobile U.S., Inc. 5.50%	85,219	5,313,405

Total Convertible Preferred Stocks (Cost $102,258,938)		106,501,807

Total Convertible Securities (Cost $716,943,854)		824,987,909

Common Stocks 1.8%
Auto Manufacturers 0.4%
General Motors Co.	108,269	3,795,911

Banks 0.5%
Bank of America Corp.	275,750	4,392,698

Oil & Gas Services 0.9%
Cameron International Corp. (d)	46,635	2,556,531
Halliburton Co.	113,326	5,547,307

		8,103,838

Total Common Stocks (Cost $16,380,863)		16,292,447

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (d)	1,016	26,020
Strike Price $18.33 Expires 7/10/19 (d)	1,016	17,638

Total Warrants (Cost $1,062)		43,658

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 8.9%
Repurchase Agreement 8.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $81,331,834 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $83,185,000 and a Market Value of $82,959,485)	$81,331,834	$81,331,834

Total Short-Term Investment (Cost $81,331,834)		81,331,834

Total Investments (Cost $814,657,613) (e)	100.8%	922,655,848
Other Assets, Less Liabilities	(0.8)	(7,541,939)
Net Assets	100.0%	$915,113,909
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of April 30, 2015.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 2.9% of the Fund’s net assets.

(d)	Non-income producing security.

(e)	As of April 30, 2015, cost was $830,474,376 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$119,868,191
Gross unrealized depreciation	(27,686,719)

Net unrealized appreciation	$92,181,472

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$718,486,102	$—	$718,486,102
Convertible Preferred Stocks (b)	100,890,879	5,610,928	—	106,501,807

Total Convertible Securities	100,890,879	724,097,030	—	824,987,909

Common Stocks	16,292,447	—	—	16,292,447
Warrants	43,658	—	—	43,658
Short-Term Investment
Repurchase Agreement	—	81,331,834	—	81,331,834

Total Investments in Securities	$117,226,984	$805,428,864	$—	$922,655,848

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $4,217,640 and $1,393,288 are held in Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

As of April 30, 2015, a convertible preferred stock with a total market value of $1,716,867 transferred from Level 1 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2014, the fair value obtained for this security utilized significant observable inputs.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $814,657,613)	$922,655,848
Receivables:
Fund shares sold	7,377,246
Dividends and interest	2,822,743
Other assets	69,415

Total assets	932,925,252

Liabilities
Payables:
Investment securities purchased	15,931,625
Fund shares redeemed	938,605
Manager (See Note 3)	442,931
Transfer agent (See Note 3)	212,893
NYLIFE Distributors (See Note 3)	201,179
Professional fees	38,275
Shareholder communication	35,902
Custodian	3,594
Trustees	782
Accrued expenses	5,557

Total liabilities	17,811,343

Net assets	$915,113,909

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$532,155
Additional paid-in capital	765,978,356

766,510,511
Distributions in excess of net investment income	(13,675,800)
Accumulated net realized gain (loss) on investments	54,280,963
Net unrealized appreciation (depreciation) on investments	107,998,235

Net assets	$915,113,909

Class A
Net assets applicable to outstanding shares	$400,435,203

Shares of beneficial interest outstanding	23,287,748

Net asset value per share outstanding	$17.20
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share outstanding	$18.20

Investor Class
Net assets applicable to outstanding shares	$86,587,152

Shares of beneficial interest outstanding	5,037,394

Net asset value per share outstanding	$17.19
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share outstanding	$18.19

Class B
Net assets applicable to outstanding shares	$29,261,974

Shares of beneficial interest outstanding	1,705,501

Net asset value and offering price per share outstanding	$17.16

Class C
Net assets applicable to outstanding shares	$94,890,998

Shares of beneficial interest outstanding	5,536,321

Net asset value and offering price per share outstanding	$17.14

Class I
Net assets applicable to outstanding shares	$303,938,582

Shares of beneficial interest outstanding	17,648,495

Net asset value and offering price per share outstanding	$17.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,701,759
Dividends	2,463,659

Total income	7,165,418

Expenses
Manager (See Note 3)	2,614,124
Distribution/Service—Class A (See Note 3)	478,386
Distribution/Service—Investor Class (See Note 3)	106,426
Distribution/Service—Class B (See Note 3)	145,771
Distribution/Service—Class C (See Note 3)	461,752
Transfer agent (See Note 3)	620,877
Registration	59,420
Shareholder communication	43,491
Professional fees	42,353
Trustees	7,882
Custodian	6,965
Miscellaneous	15,402

Total expenses	4,602,849

Net investment income (loss)	2,562,569

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	55,776,940
Net change in unrealized appreciation (depreciation) on investments	(19,993,185)

Net realized and unrealized gain (loss) on investments	35,783,755

Net increase (decrease) in net assets resulting from operations	$38,346,324

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,562,569	$7,393,277
Net realized gain (loss) on investments	55,776,940	79,292,033
Net change in unrealized appreciation (depreciation) on investments	(19,993,185)	1,794,189

Net increase (decrease) in net assets resulting from operations	38,346,324	88,479,499

Dividends and distributions to shareholders:
From net investment income:
Class A	(8,839,066)	(11,173,096)
Investor Class	(1,892,131)	(2,364,040)
Class B	(569,294)	(792,709)
Class C	(1,754,965)	(1,926,640)
Class I	(7,490,772)	(8,950,317)

	(20,546,228)	(25,206,802)

From net realized gain on investments:
Class A	(30,640,139)	(4,954,749)
Investor Class	(6,815,824)	(1,129,846)
Class B	(2,397,415)	(428,858)
Class C	(7,371,727)	(1,042,261)
Class I	(24,752,815)	(3,574,274)

	(71,977,920)	(11,129,988)

Total dividends and distributions to shareholders	(92,524,148)	(36,336,790)

Capital share transactions:
Net proceeds from sale of shares	148,063,902	342,862,601
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	75,951,778	31,094,534
Cost of shares redeemed	(161,399,130)	(366,179,649)

Increase (decrease) in net assets derived from capital share transactions	62,616,550	7,777,486

Net increase (decrease) in net assets	8,438,726	59,920,195

Net Assets
Beginning of period	906,675,183	846,754,988

End of period	$915,113,909	$906,675,183

Undistributed (distributions in excess of) net investment income at end of period	$(13,675,800)	$4,307,859

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$18.33		$17.33	$14.79	$15.12	$15.13	$13.03

Net investment income (loss) (a)	0.05		0.15	0.18	0.29	0.33	0.35
Net realized and unrealized gain (loss) on investments	0.70		1.59	3.29	0.46	(0.02)	2.10

Total from investment operations	0.75		1.74	3.47	0.75	0.31	2.45

Less dividends and distributions:
From net investment income	(0.42)		(0.51)	(0.31)	(0.31)	(0.32)	(0.35)
From net realized gain on investments	(1.46)		(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(1.88)		(0.74)	(0.93)	(1.08)	(0.32)	(0.35)

Net asset value at end of period	$17.20		$18.33	$17.33	$14.79	$15.12	$15.13

Total investment return (b)	4.50	%(c)	10.42%	24.78%	5.30%	2.13%	19.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64	%††	0.86%	1.13%	1.96%	2.08%	2.48%
Net expenses	0.98	%††	0.97%	0.99%	1.00%	0.99%	1.05%
Portfolio turnover rate	32%		59%	77%	61%	80%	80%
Net assets at end of period (in 000’s)	$400,435		$384,987	$391,577	$317,267	$367,398	$367,972

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$18.33		$17.32	$14.79	$15.11	$15.12	$13.02

Net investment income (loss) (a)	0.04		0.12	0.15	0.26	0.30	0.32
Net realized and unrealized gain (loss) on investments	0.68		1.60	3.28	0.47	(0.02)	2.10

Total from investment operations	0.72		1.72	3.43	0.73	0.28	2.42

Less dividends and distributions:
From net investment income	(0.40)		(0.48)	(0.28)	(0.28)	(0.29)	(0.32)
From net realized gain on investments	(1.46)		(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(1.86)		(0.71)	(0.90)	(1.05)	(0.29)	(0.32)

Net asset value at end of period	$17.19		$18.33	$17.32	$14.79	$15.11	$15.12

Total investment return (b)	4.40	%(c)	10.21%	24.42%	5.07%	1.98%	18.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46	%††	0.67%	0.93%	1.74%	1.89%	2.25%
Net expenses	1.16	%††	1.16%	1.22%	1.22%	1.19%	1.28%
Portfolio turnover rate	32%		59%	77%	61%	80%	80%
Net assets at end of period (in 000’s)	$86,587		$85,850	$86,136	$80,378	$85,747	$86,301

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$18.30		$17.37	$14.84	$15.15	$15.16	$13.05

Net investment income (loss) (a)	(0.02)		(0.01)	0.03	0.15	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.69		1.59	3.29	0.47	(0.02)	2.11

Total from investment operations	0.67		1.58	3.32	0.62	0.16	2.32

Less dividends and distributions:
From net investment income	(0.35)		(0.42)	(0.17)	(0.16)	(0.17)	(0.21)
From net realized gain on investments	(1.46)		(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(1.81)		(0.65)	(0.79)	(0.93)	(0.17)	(0.21)

Net asset value at end of period	$17.16		$18.30	$17.37	$14.84	$15.15	$15.16

Total investment return (b)	4.01	% (c)	9.41%	23.50%	4.31%	1.19%	17.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29	%)††	(0.08%)	0.19%	0.99%	1.13%	1.51%
Net expenses	1.91	% ††	1.91%	1.97%	1.97%	1.94%	2.03%
Portfolio turnover rate	32%		59%	77%	61%	80%	80%
Net assets at end of period (in 000’s)	$29,262		$29,765	$32,629	$33,103	$43,420	$54,646

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$18.29		$17.36	$14.82	$15.14	$15.15	$13.04

Net investment income (loss) (a)	(0.02)		(0.01)	0.03	0.15	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.68		1.59	3.30	0.46	(0.02)	2.11

Total from investment operations	0.66		1.58	3.33	0.61	0.16	2.32

Less dividends and distributions:
From net investment income	(0.35)		(0.42)	(0.17)	(0.16)	(0.17)	(0.21)
From net realized gain on investments	(1.46)		(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(1.81)		(0.65)	(0.79)	(0.93)	(0.17)	(0.21)

Net asset value at end of period	$17.14		$18.29	$17.36	$14.82	$15.14	$15.15

Total investment return (b)	4.01	% (c)	9.35%	23.60%	4.24%	1.20%	17.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29	%)††	(0.08%)	0.19%	0.98%	1.13%	1.49%
Net expenses	1.91	% ††	1.91%	1.97%	1.97%	1.94%	2.03%
Portfolio turnover rate	32%		59%	77%	61%	80%	80%
Net assets at end of period (in 000’s)	$94,891		$92,118	$78,135	$75,372	$90,273	$90,474

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$18.36		$17.35	$14.81	$15.13	$15.15	$13.04

Net investment income (loss) (a)	0.08		0.20	0.22	0.33	0.38	0.38
Net realized and unrealized gain (loss) on investments	0.68		1.60	3.29	0.47	(0.04)	2.12

Total from investment operations	0.76		1.80	3.51	0.80	0.34	2.50

Less dividends and distributions:
From net investment income	(0.44)		(0.56)	(0.35)	(0.35)	(0.36)	(0.39)
From net realized gain on investments	(1.46)		(0.23)	(0.62)	(0.77)	—	—

Total dividends and distributions	(1.90)		(0.79)	(0.97)	(1.12)	(0.36)	(0.39)

Net asset value at end of period	$17.22		$18.36	$17.35	$14.81	$15.13	$15.15

Total investment return (b)	4.56	%(c)	10.74%	25.05%	5.56%	2.39%	19.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89	%††	1.11%	1.37%	2.21%	2.33%	2.66%
Net expenses	0.73	%††	0.72%	0.74%	0.75%	0.74%	0.80%
Portfolio turnover rate	32%		59%	77%	61%	80%	80%
Net assets at end of period (in 000’s)	$303,939		$313,955	$258,279	$180,257	$242,147	$206,563

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of April 30, 2015, the Fund did not hold any illiquid securities.

22	MainStay Convertible Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

23

Notes to Financial Statements (Unaudited) (continued)

and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(J)  Concentration of Risk.  The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance

Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2015, the effective management fee rate was 0.59%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $2,614,124.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $37,414 and $12,646, respectively. During the six-month period

24	MainStay Convertible Fund

ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $28, $113, $12,172 and $11,811, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$190,029
Investor Class	117,087
Class B	40,099
Class C	126,988
Class I	146,674

(E)   Small Account Fee.   Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$36,336,790

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $270,450 and $327,664, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	3,413,310	$58,762,000
Shares issued to shareholders in reinvestment of dividends and distributions	2,277,663	37,848,110
Shares redeemed	(3,551,703)	(60,869,966)

Net increase (decrease) in shares outstanding before conversion	2,139,270	35,740,144
Shares converted into Class A (See Note 1)	212,031	3,625,214
Shares converted from Class A (See Note 1)	(64,464)	(1,092,668)

Net increase (decrease)	2,286,837	$38,272,690

Year ended October 31, 2014:
Shares sold	7,005,532	$124,184,540
Shares issued to shareholders in reinvestment of dividends and distributions	907,668	15,379,233
Shares redeemed	(9,919,933)	(174,981,457)

Net increase (decrease) in shares outstanding before conversion	(2,006,733)	(35,417,684)
Shares converted into Class A (See Note 1)	490,601	8,731,428
Shares converted from Class A (See Note 1)	(80,581)	(1,441,753)

Net increase (decrease)	(1,596,713)	$(28,128,009)

25

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	199,902	$3,409,304
Shares issued to shareholders in reinvestment of dividends and distributions	521,927	8,671,858
Shares redeemed	(309,655)	(5,294,015)

Net increase (decrease) in shares outstanding before conversion	412,174	6,787,147
Shares converted into Investor Class (See Note 1)	127,031	2,133,236
Shares converted from Investor Class (See Note 1)	(186,542)	(3,198,785)

Net increase (decrease)	352,663	$5,721,598

Year ended October 31, 2014:
Shares sold	315,218	$5,557,655
Shares issued to shareholders in reinvestment of dividends and distributions	205,157	3,469,157
Shares redeemed	(586,573)	(10,374,212)

Net increase (decrease) in shares outstanding before conversion	(66,198)	(1,347,400)
Shares converted into Investor Class (See Note 1)	221,881	3,940,468
Shares converted from Investor Class (See Note 1)	(443,446)	(7,898,489)

Net increase (decrease)	(287,763)	$(5,305,421)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	117,554	$2,007,629
Shares issued to shareholders in reinvestment of dividends and distributions	158,247	2,628,479
Shares redeemed	(108,279)	(1,838,159)

Net increase (decrease) in shares outstanding before conversion	167,522	2,797,949
Shares converted from Class B (See Note 1)	(88,304)	(1,466,997)

Net increase (decrease)	79,218	$1,330,952

Year ended October 31, 2014:
Shares sold	206,556	$3,642,564
Shares issued to shareholders in reinvestment of dividends and distributions	61,723	1,046,204
Shares redeemed	(331,940)	(5,878,239)

Net increase (decrease) in shares outstanding before conversion	(63,661)	(1,189,471)
Shares converted from Class B (See Note 1)	(188,299)	(3,331,654)

Net increase (decrease)	(251,960)	$(4,521,125)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	644,488	$10,871,202
Shares issued to shareholders in reinvestment of dividends and distributions	423,024	7,017,965
Shares redeemed	(568,938)	(9,643,606)

Net increase (decrease)	498,574	$8,245,561

Year ended October 31, 2014:
Shares sold	1,162,200	$20,424,732
Shares issued to shareholders in reinvestment of dividends and distributions	130,856	2,216,706
Shares redeemed	(757,126)	(13,416,947)

Net increase (decrease)	535,930	$9,224,491

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	4,258,934	$73,013,767
Shares issued to shareholders in reinvestment of dividends and distributions	1,189,050	19,785,366
Shares redeemed	(4,901,595)	(83,753,384)

Net increase (decrease)	546,389	$9,045,749

Year ended October 31, 2014:
Shares sold	10,717,933	$189,053,110
Shares issued to shareholders in reinvestment of dividends and distributions	528,190	8,983,234
Shares redeemed	(9,028,781)	(161,528,794)

Net increase (decrease)	2,217,342	$36,507,550

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Convertible Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because

MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profit-

28	MainStay Convertible Fund

ability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Convertible Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1653335 MS139-15	MSC10-06/15 NL005

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.13 2.51%	–0.23 5.58%	9.68 10.93%	6.71 7.32%	1.01 1.01%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.21 2.43	–0.41 5.38	9.38 10.62	6.52 7.12	1.23 1.23
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.77 2.05	–0.32 4.56	9.51 9.79	6.32 6.32	1.98 1.98
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.09 2.06	3.64 4.62	9.79 9.79	6.31 6.31	1.98 1.98
Class I Shares	No Sales Charge		2.67	5.84	11.21	7.72	0.76
Class R2 Shares[4]	No Sales Charge		1.98	4.88	10.42	6.98	1.11

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 27, 2015, include the historical performance of Class B shares through February 26, 2015. The performance for these newer share classes is adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for these newer share classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[5]	5.09%	7.41%	10.51%	6.87%
Russell 1000® Index[6]	4.75	13.00	14.47	8.62
Income Builder Composite Index[7]	3.66	6.04	7.57	6.16
Barclays U.S. Aggregate Bond Index[8]	2.06	4.46	4.12	4.75
Average Lipper Flexible Portfolio Fund[9]	2.15	3.65	7.63	6.21

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50% respectively. The Fund has selected the Income Builder Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper flexible portfolio fund is representative of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,025.10	$5.02	$1,019.80	$5.01

Investor Class Shares	$1,000.00	$1,024.30	$5.82	$1,019.00	$5.81

Class B Shares	$1,000.00	$1,020.50	$9.62	$1,015.30	$9.59

Class C Shares	$1,000.00	$1,020.60	$9.62	$1,015.30	$9.59

Class I Shares	$1,000.00	$1,026.70	$3.77	$1,021.10	$3.76

Class R2 Shares[2,3]	$1,000.00	$989.00	$1.71	$1,006.80	$1.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.00% for Class A, 1.16% for Investor Class, 1.92% for Class B and Class C, 0.75% for Class I and 1.01% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A, Investor Class, Class B, Class C and Class I (to reflect the one-half year period) and 62 days for Class R2 (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.
2.	The inception date for Class R2 shares was February 27, 2015.
3.	Expenses paid during the period reflect ongoing costs for the period from inception date through April 30, 2015. Had these shares been offered for the full six-month period ended April 30, 2015, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.06 for Class R2 and the ending account value would have been $1,019.80 for Class R2.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Kinder Morgan, Inc.

2.	CenturyLink, Inc.

3.	Verizon Communications, Inc.

4.	Reynolds American, Inc.

5.	Imperial Tobacco Group PLC
6.	Lorillard, Inc.

7.	National Grid PLC

8.	BCE, Inc.

9.	Vodafone Group PLC

10.	Altria Group, Inc.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Income Builder Fund returned 2.51% for Class A shares, 2.43% for Investor Class shares, 2.05% for Class B shares and 2.06% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 2.67% and Class R2 shares1 returned 1.98%. For the six months ended April 30, 2015, all share classes underperformed the 5.09% return of the MSCI World Index,2 which is the Fund’s primary benchmark; the 4.75% return of the Russell 1000® Index,2 which is the Fund’s secondary benchmark; and the 3.66% return of the Income Builder Composite Index,2 which is an additional benchmark for the Fund. Over the same period, Class A, Investor Class and Class I shares outperformed, Class C shares matched, and Class B and Class R2 shares underperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark for the Fund. Over the same period, Class A, Investor Class and Class I shares outperformed, and all other share classes underperformed, the 2.15% return of the Average Lipper3 Flexible Portfolio Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Epoch did not employ derivatives during the reporting period. MacKay Shields, however, held foreign currency forward contracts that had a positive impact on the Fund’s performance. MacKay Shields also held a position in S&P 500® futures to increase the Fund’s beta. This position had a slightly positive impact on returns.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund provided a positive absolute return but lagged relative to the MSCI World Index for the six months ended April 30, 2015. This portion of the Fund seeks to invest in a diversified group of companies that achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. During the reporting period, the most significant detractor from relative performance in the equity portion of the Fund was our overweight position relative to the MSCI World Index in the utilities sector. Stock selection in the consumer staples, financials and energy sectors helped offset some of the relative losses.

From a regional perspective, stock selection in the United States detracted from relative performance in the equity portion of the Fund. An overweight position relative to the MSCI World Index and stock selection in Germany made a positive contribution to relative performance in the equity portion of the Fund. (Contributions take weightings and total returns into account.)

In the equity portion of the Fund, which sectors were the strongest contributors to the Fund’s relative performance and which sectors detracted the most?

In the equity portion of the Fund, performance was generally dependent on our ability to find companies that can grow free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the equity portion of the Fund belong to companies that were able to achieve this and increase their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding relative performance than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

The most significant detractor from relative performance in the equity portion of the Fund was an overweight position relative to the MSCI World Index in the utilities sector. Stock selection in the consumer staples, financials and energy sectors offset some of the relative losses.

During the reporting period, which individual stocks made the strongest contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to absolute performance during the reporting period were Deutsche Telekom, Reynolds American and Daimler. Deutsche Telekom, Germany’s largest telecommunication services provider (with additional operations in greater Europe and the United States through its T-Mobile subsidiary), outperformed during the reporting period amid muted competition in Germany in the wake of industry consolidation. Daimler, a Germany-based luxury automobile and truck manufacturer, delivered strong results with a favorable outlook for 2015. Reynolds American, a U.S. tobacco company, continued to benefit from its total tobacco portfolio approach. We also noted that Reynolds’ management was keenly focused on innovation and building sustainable growth.

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

Among the stocks that detracted the most from absolute performance during the reporting period were Centrica, CenturyLink and Electricite de France. Centrica is a U.K.-based utility company that explores for and produces natural gas and oil and produces and supplies electricity. The company experienced a series of setbacks, including extremely unfavorable weather conditions, an extended nuclear power plant outage and a substantial decline in oil and gas prices during the reporting period, weakening the company’s balance sheet. As a result, management decided to cut the company’s dividend by 30%, and we exited the position. CenturyLink is a provider of fixed-line telephone, Internet, cable TV, and IT services. After strong performance during 2014, the company’s shares have pulled back as management has tempered growth expectations for 2015. Electricite de France is a global utility company that generates, transmits and distributes electricity in France, the U.K., Italy, the United States and several countries in South America and Asia. During the reporting period, shares were hurt by concerns that the company might be involved in the rescue of Areva, a troubled French nuclear engineering company. We believed that Areva’s management remained focused on its strategy, and we expect it to deliver EBITDA4 growth in 2015 through regulated price increases and cost controls.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several significant purchases during the reporting period. Companies including French international insurance company AXA, Spanish natural gas utilities company Gas Natural, records management company Iron Mountain and Germany multinational conglomerate Siemens, were added to the equity portion of the Fund because of their favorable shareholder-yield attributes.

Among the positions eliminated from the equity portion of the Fund were U.K.-based utility Centrica, after its aforementioned dividend cut; U.K.-based service, cleaning and property management company Compass Group; and Virginia-based power and energy company Dominion Resources. We sold these positions to pursue investments that we felt could provide higher yields.

How did the Fund’s equity sector weightings change during the reporting period?

In the equity portion of the Fund, sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the most significant reductions in the equity portion of the Fund included the utilities and consumer discretionary sectors. Among the sectors with the most substantial weighting increases were financials and industrials.

How was the equity portion of the Fund positioned at the end of the reporting period?

The equity portion of the Fund continued to seek attractive returns by investing in a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock process often results in the equity portion of the Fund having a different composition than the MSCI World Index in terms of types of companies held. At the end of the reporting period, the Index contained many companies that either lacked free cash flow or that used free cash flow primarily to reinvest and make acquisitions. The composition of the equity portion of the Fund may also differ in terms of sector weights.

As of April 30, 2015, the most significant overweight positions relative to the MSCI World Index in the equity portion of the Fund were in the utilities and telecommunication services sectors. As of the same date, the most substantially underweight positions relative to the Index were in the information technology and consumer discretionary sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

In a rather volatile market, the fixed-income portion of the Fund posted a positive absolute return during the reporting period. Credit spreads5 widened early in the reporting period, largely because of volatility in the energy sector. This had a negative impact on the relative performance of the fixed-income portion of the Fund because of the Fund’s exposure to the energy sector. The energy sector made up about 15% of the high-yield bond market during the reporting period, so the dramatic price swings in oil and gas in the fourth quarter of 2014 had a material impact on the market as a whole and on the fixed- income portion of the Fund as well. Midway through the reporting period, energy prices started to stabilize and drift higher, which helped bond prices in the fixed-income portion of the Fund. Energy bonds were substantial contributors to relative performance during the first four months of 2015.

4.	Earnings before income taxes, depreciation and amortization.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury issues.

10	MainStay Income Builder Fund

During the reporting period the U.S. Treasury yield curve6 flattened, and our duration7 hedge on the front end of the curve had a positive impact on the relative performance of the fixed-income potion of the Fund. On the other hand, an underweight position relative to the Barclays U.S. Aggregate Bond Index in the intermediate portion of the yield curve detracted from relative performance.

What was the duration strategy for the fixed-income portion of the Fund during the reporting period?

The duration of the fixed-income portion of the Fund was shorter than the duration of the Barclays U.S. Aggregate Bond Index throughout the reporting period. This positioning was a result of two factors. First, we maintained a short position in U.S. Treasury securities through futures to lower the overall duration of the fixed-income portion of the Fund and hedge against a rise in interest rates. Second, the fixed-income portion of the Fund held a position in high-yield corporate bonds, which were not a part of the Barclays U.S. Aggregate Bond Index. High-yield corporate bonds tend to have shorter durations than investment-grade corporate bonds. High-yield corporate bonds also tend to have a lower correlation to U.S. Treasury securities, so they tend to have a lower sensitivity to interest rates, although they are not immune to interest-rate changes. At the end of the reporting period the effective duration of the fixed-income portion of the Fund was approximately 3.8 years, which was about 1.7 years shorter than the duration of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, we considered a number of factors in positioning the fixed-income portion of the Fund. These factors included inconsistent economic data, the energy sell-off and a flattening yield curve. Nevertheless, we did not make any major changes to the positioning of the fixed-income portion of the Fund. Regarding the yield curve, our expectation that the curve would continue to flatten prompted us to short the front end of the curve. Though high-yield corporate bonds proved to be more volatile than most other sectors during the reporting period (largely because of the sell-off in energy), we continued to anticipate that further spread compression would occur, so the fixed-income portion of the Fund maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds. During the reporting period, we reduced exposure to emerging-market debt because we believed that idiosyncratic risks had bubbled up in that sector.

Which market segments were the strongest contributors to performance in the fixed-income portion of the Fund and which market segments were particularly weak?

Despite the volatility of riskier assets, such as high-yield bonds and bank loans, such assets were among the best performers and largest contributors to performance in the fixed-income portion of the Fund. With the exception of some specific issues in the energy sector, we believed that the fundamental underpinnings of the high-yield issuer base remained in excellent shape. We anticipated that spreads could continue to compress from current levels, which we believed would continue to benefit high-yield corporate bonds. Our position in investment-grade corporate bonds had a neutral contribution to returns during the reporting period. The biggest detractor during the reporting period was our position in emerging-market corporate debt. We moderately reduced our exposure to emerging-market debt during the reporting period.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased a new issue of discount retailer Dollar Tree. The bonds were issued to finance the acquisition of Family Dollar by Dollar Tree. We felt that this acquisition would improve Dollar Tree’s operational efficiency and the new issue was attractive from a relative value perspective. The Fund also purchased shares of Sunoco. Sunoco is one of the largest gasoline distributors in the United States. Our positions in services company United Rentals and energy company Access Midstream Partners were called (redeemed by the issuer prior to maturity) from the fixed-income portion of the Fund during the reporting period.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

During the reporting period the fixed-income portion of the Fund moderately reduced its positon in emerging-market corporate bonds.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations within

11
6.	The yield curve is a line that plots the yields of various securities of similar quality–typically U.S. Treasury issues–across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

the credit markets did not change. As of the end of the reporting period, we believed that economic growth would continue to be moderate while the Federal Reserve would remain highly accommodative. Even so, we believed that it was increasingly likely that the Federal Open Market Committee would raise the federal funds target rate in the coming months. Our central belief was that monetary policy would play a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of April 30, 2015, the fixed-income portion of the Fund maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically high-yield corporate bonds. As of the same date, the fixed-income portion of the Fund maintained an underweight position relative to that Index in sectors that we viewed as more rate-sensitive, such as U.S. Treasury securities and agency securities. As of April 30, 2015, the duration of the fixed-income portion of the Fund was shorter than the duration of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 43.4%† Asset-Backed Securities 0.5%
Home Equity 0.5%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)	$58,759	$59,404
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.234%, due 10/25/36 (b)	300,124	272,545
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)	169,426	172,539
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)	33,383	33,945
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.244%, due 5/25/37 (b)	591,843	372,653
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.587%, due 2/25/34 (a)	485,496	508,188
Equity One Mortgage Pass-Through Trust
Series 2003-4, Class AF6 5.19%, due 10/25/34 (a)	136,803	139,218
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)	306,742	306,231
GSAA Home Equity Trust Series 2006-14, Class A1 0.224%, due 9/25/36 (b)	6,021,501	3,197,351
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.274%, due 4/25/37 (b)	105,312	103,592
JP Morgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.274%, due 3/25/47 (b)	661,401	410,493
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.224%, due 11/25/36 (b)	768,058	363,794
RAMP Trust
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)	25,783	25,860
Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (a)	54,829	56,584
RASC Trust Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)	44,694	45,583
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.342%, due 6/25/33 (a)	96,707	99,744

	Principal Amount	Value
Home Equity (continued)
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.284%, due 1/25/37 (b)	$1,217,815	$836,198
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.284%, due 9/25/37 (b)	794,975	392,823
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)	94,375	97,097

		7,493,842

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.582%, due 5/25/29 (b)	688,367	668,039

Total Asset-Backed Securities (Cost $9,218,953)		8,161,881

Convertible Bonds 0.2%
Leisure Time 0.2%
Jarden Corp. 1.125%, due 3/15/34	2,650,000	3,077,313

Transportation 0.0%‡
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	760,000	640,775

Total Convertible Bonds (Cost $3,481,935)		3,718,088

Corporate Bonds 39.9%
Advertising 0.0%‡
Lamar Media Corp. 5.375%, due 1/15/24	625,000	652,438

Aerospace & Defense 0.7%
KLX, Inc. 5.875%, due 12/1/22 (c)	3,485,000	3,511,137
Spirit AeroSystems, Inc. 6.75%, due 12/15/20	1,000,000	1,058,750
TransDigm, Inc.
6.00%, due 7/15/22	1,100,000	1,106,875
7.50%, due 7/15/21	1,600,000	1,720,000
Triumph Group, Inc. 4.875%, due 4/1/21	3,875,000	3,836,250

		11,233,012

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	$255,000	$311,402

Airlines 0.7%
American Airlines Group, Inc. 4.625%, due 3/1/20 (c)	3,700,000	3,649,125
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	1,727,473	1,999,516
Series 2003-ERJ1 7.875%, due 1/2/20	897,220	947,643
U.S. Airways Group, Inc.
Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,116,480	2,418,078
Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	1,112,647	1,265,636
UAL 2009-1 Pass-Through Trust 10.40%, due 5/1/18	531,182	578,989

		10,858,987

Auto Manufacturers 0.8%
FCA US LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,100,000	2,317,875
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,893,637
7.45%, due 7/16/31	450,000	610,878
8.90%, due 1/15/32	215,000	307,574
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	408,983
General Motors Financial Co., Inc.
3.25%, due 5/15/18	325,000	332,384
3.45%, due 4/10/22	3,800,000	3,773,449
Navistar International Corp. 8.25%, due 11/1/21	2,425,000	2,397,719

		12,042,499

Auto Parts & Equipment 1.0%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	2,200,000	2,270,250
Dana Holding Corp. 5.375%, due 9/15/21	3,780,000	3,931,200
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	625,000	661,250
8.25%, due 8/15/20	1,200,000	1,266,000
MPG Holdco I, Inc. 7.375%, due 10/15/22 (c)	3,655,000	3,892,575
Schaeffler Finance B.V. 4.75%, due 5/15/23 (c)	3,345,000	3,420,263

		15,441,538

	Principal Amount		Value
Banks 3.9%
AgriBank FCB 9.125%, due 7/15/19		$300,000	$380,396
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)		2,260,000	2,316,500
Bank of America Corp.
5.125%, due 12/29/49 (b)		965,000	947,509
5.42%, due 3/15/17		135,000	143,395
5.625%, due 7/1/20		645,000	738,459
6.11%, due 1/29/37		980,000	1,154,811
7.625%, due 6/1/19		1,015,000	1,219,436
8.00%, due 7/29/49 (b)		1,500,000	1,603,125
8.57%, due 11/15/24		485,000	646,018
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)		1,985,000	2,255,456
CIT Group, Inc.
3.875%, due 2/19/19		1,740,000	1,724,775
4.25%, due 8/15/17		650,000	661,375
5.00%, due 8/15/22		1,175,000	1,210,250
6.625%, due 4/1/18 (c)		750,000	804,375
Citigroup, Inc.
4.05%, due 7/30/22		105,000	109,370
6.30%, due 12/29/49 (b)		2,820,000	2,853,276
6.875%, due 6/1/25		1,715,000	2,176,635
Discover Bank 8.70%, due 11/18/19		1,064,000	1,302,981
Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23		3,045,000	3,127,309
6.75%, due 10/1/37		2,670,000	3,353,806
HSBC Holdings PLC 6.375%, due 12/29/49 (b)		3,000,000	3,102,000
JPMorgan Chase & Co.
6.125%, due 12/29/49 (b)		3,005,000	3,134,215
7.90%, due 12/29/49 (b)		3,300,000	3,514,500
Mellon Capital III 6.369%, due 9/5/66 (b)	GBP	1,950,000	3,112,979
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (c)		$2,250,000	2,396,792
Morgan Stanley
4.875%, due 11/1/22		1,125,000	1,218,740
5.00%, due 11/24/25		2,535,000	2,745,560
5.45%, due 7/29/49 (b)		2,825,000	2,846,188
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24		800,000	826,274
6.125%, due 12/15/22		1,530,000	1,697,397
Santander Holdings USA, Inc. 2.65%, due 4/17/20		3,875,000	3,851,347
Wells Fargo & Co. 5.90%, due 12/29/49 (b)		3,750,000	3,928,125

			61,103,374

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 0.2%
Constellation Brands, Inc. 4.25%, due 5/1/23	$2,100,000	$2,160,375
Embotelladora Andina S.A. 5.00%, due 10/1/23 (c)	1,350,000	1,488,475

		3,648,850

Building Materials 1.1%
Building Materials Corporation of America 5.375%, due 11/15/24 (c)	2,940,000	3,013,500
Cemex S.A.B. de C.V. 7.25%, due 1/15/21 (c)	2,700,000	2,922,750
Masonite International Corp. 5.625%, due 3/15/23 (c)	3,725,000	3,892,625
USG Corp.
6.30%, due 11/15/16	4,695,000	4,935,619
9.75%, due 1/15/18	1,330,000	1,539,475

		16,303,969

Chemicals 0.7%
Ashland, Inc.
3.00%, due 3/15/16	2,000,000	2,013,750
4.75%, due 8/15/22	1,890,000	1,937,250
Dow Chemical Co. (The)
4.125%, due 11/15/21	1,605,000	1,735,076
8.55%, due 5/15/19	225,000	279,361
Hexion, Inc. 6.625%, due 4/15/20	870,000	813,450
Huntsman International LLC 8.625%, due 3/15/21	1,169,000	1,239,140
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,525,000	1,589,813
WR Grace & Co. 5.125%, due 10/1/21 (c)	1,885,000	1,965,112

		11,572,952

Coal 0.0%‡
Alpha Natural Resources, Inc. 7.50%, due 8/1/20 (c)	1,300,000	474,500

Commercial Services 1.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.125%, due 6/1/22 (c)	3,000,000	3,026,250
5.50%, due 4/1/23	725,000	739,275
Hertz Corp. (The)
5.875%, due 10/15/20	450,000	457,875
7.375%, due 1/15/21	2,700,000	2,841,750
Rent-A-Center, Inc. 4.75%, due 5/1/21	585,000	517,725
Service Corp. International 5.375%, due 1/15/22	3,600,000	3,816,000

	Principal Amount		Value
Commercial Services (continued)
United Rentals North America, Inc.
4.625%, due 7/15/23		$1,350,000	$1,368,576
5.75%, due 11/15/24		1,600,000	1,644,000
6.125%, due 6/15/23		710,000	744,258

			15,155,709

Computers 0.7%
International Business Machines Corp. 7.00%, due 10/30/25		2,050,000	2,727,226
NCR Corp. 5.00%, due 7/15/22		4,495,000	4,438,812
SunGard Data Systems, Inc.
6.625%, due 11/1/19		2,625,000	2,736,563
7.375%, due 11/15/18		344,000	357,760
7.625%, due 11/15/20		200,000	211,500

			10,471,861

Cosmetics & Personal Care 0.1%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)		1,850,000	1,998,000

Diversified Financial Services 0.3%
Alterra Finance LLC 6.25%, due 9/30/20		200,000	234,095
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (b)	EUR	2,240,000	2,747,888
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (b)	GBP	760,000	1,263,730
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (c)		$940,000	951,798

			5,197,511

Electric 0.8%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)		2,200,000	2,243,670
Calpine Corp. 5.75%, due 1/15/25		3,340,000	3,356,867
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)		3,405,000	3,702,352
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)		1,130,000	1,285,344
Puget Energy, Inc. 5.625%, due 7/15/22		815,000	945,671
Wisconsin Energy Corp. 6.25%, due 5/15/67 (b)		1,554,717	1,543,057

			13,076,961

Engineering & Construction 0.2%
MasTec, Inc. 4.875%, due 3/15/23		1,760,000	1,663,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Engineering & Construction (continued)
Odebrecht Finance, Ltd. 4.375%, due 4/25/25 (c)	$2,150,000	$1,849,000

		3,512,200

Entertainment 0.4%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,935,000	2,065,612
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	3,500,000	3,876,250
Scientific Games International, Inc. 7.00%, due 1/1/22 (c)	325,000	338,813

		6,280,675

Finance—Auto Loans 0.3%
Ally Financial, Inc.
3.50%, due 1/27/19	3,250,000	3,225,625
8.00%, due 11/1/31	770,000	966,350

		4,191,975

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)	2,400,000	2,442,480
Navient Corp. 8.00%, due 3/25/20	2,700,000	3,007,098
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (c)	3,305,000	3,499,003
Springleaf Finance Corp.
5.25%, due 12/15/19	700,000	705,250
6.00%, due 6/1/20	775,000	792,438
7.75%, due 10/1/21	1,765,000	1,941,500

		12,387,769

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (b)	1,600,000	1,680,000
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,531,388

		3,211,388

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC
5.125%, due 1/20/23	722,000	748,648
6.45%, due 6/8/27	1,000,000	1,068,165

		1,816,813

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	1,200,000	1,260,996

	Principal Amount	Value
Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	$1,195,000	$1,235,212
6.00%, due 8/1/20	2,110,000	2,218,559

		3,453,771

Food 1.2%
Cosan Luxembourg S.A. 5.00%, due 3/14/23 (c)	2,450,000	2,211,125
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	1,640,000	1,754,800
HJ Heinz Co. 4.875%, due 2/15/25 (c)	3,540,000	3,865,680
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	2,899,000	2,889,729
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (c)	2,530,000	2,593,250
Smithfield Foods, Inc.
6.625%, due 8/15/22	575,000	619,563
7.75%, due 7/1/17	925,000	1,026,750
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,416,114

		19,377,011

Food Services 0.2%
Aramark Services, Inc. 5.75%, due 3/15/20	2,500,000	2,606,250

Hand & Machine Tools 0.2%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (c)	2,950,000	3,068,000

Health Care—Products 0.5%
Alere, Inc. 7.25%, due 7/1/18	3,300,000	3,502,125
Kinetic Concepts, Inc. / KCI USA, Inc. 10.50%, due 11/1/18	1,300,000	1,399,125
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	1,125,000	1,077,187
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (c)	1,120,000	1,159,200

		7,137,637

Health Care—Services 1.1%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	3,750,000	3,881,250
Cigna Corp. 4.375%, due 12/15/20	270,000	298,240

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Health Care—Services (continued)
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (c)		$1,985,000	$2,173,575
HCA, Inc. 5.00%, due 3/15/24		3,750,000	3,985,125
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (c)		3,880,000	4,074,039
Tenet Healthcare Corp. 6.00%, due 10/1/20		2,750,000	2,935,625

			17,347,854

Home Builders 1.6%
Beazer Homes USA, Inc.
5.75%, due 6/15/19		885,000	871,725
7.25%, due 2/1/23		1,185,000	1,155,375
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)		5,435,000	5,693,162
Lennar Corp.
4.50%, due 6/15/19		2,400,000	2,472,000
4.50%, due 11/15/19		750,000	772,500
MDC Holdings, Inc. 5.625%, due 2/1/20		2,750,000	2,908,125
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (c)		3,320,000	3,410,968
Standard Pacific Corp. 8.375%, due 5/15/18		2,000,000	2,297,500
Toll Brothers Finance Corp. 5.875%, due 2/15/22		1,340,000	1,474,000
TRI Pointe Holdings, Inc.
4.375%, due 6/15/19 (c)		1,000,000	985,000
5.875%, due 6/15/24 (c)		2,935,000	2,894,644

			24,934,999

Insurance 3.0%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)		3,790,000	4,413,455
American International Group, Inc.
Series A3 4.875%, due 3/15/67 (b)	EUR	1,300,000	1,518,093
Series A2 5.75%, due 3/15/67 (b)	GBP	1,100,000	1,762,594
Chubb Corp. (The) 6.375%, due 3/29/67 (b)		$1,660,000	1,759,600
Genworth Holdings, Inc.
4.90%, due 8/15/23		405,000	352,350
6.15%, due 11/15/66 (b)		1,320,000	831,600
7.625%, due 9/24/21		1,510,000	1,600,600
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41		4,100,000	5,196,488

	Principal Amount	Value
Insurance (continued)
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (c)	$250,000	$264,658
6.50%, due 3/15/35 (c)	220,000	269,432
7.80%, due 3/7/87 (c)	1,760,000	2,164,976
10.75%, due 6/15/88 (b)(c)	750,000	1,147,500
Oil Insurance, Ltd. 3.255%, due 12/29/49 (b)(c)	1,320,000	1,135,200
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,575,000	3,378,742
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	3,700,000	3,887,313
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,403,923
Provident Cos., Inc. 7.25%, due 3/15/28	2,115,000	2,761,740
Prudential Financial, Inc. 5.625%, due 6/15/43 (b)	1,760,000	1,878,800
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (b)(c)	1,350,000	1,410,750
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,690,000	2,325,389
Voya Financial, Inc. 5.50%, due 7/15/22	1,860,000	2,138,576
XLIT, Ltd.
4.45%, due 3/31/25	2,615,000	2,632,442
6.50%, due 10/29/49 (b)	2,120,000	1,865,600

		47,099,821

Internet 0.2%
Alibaba Group Holding, Ltd. 3.125%, due 11/28/21 (c)	3,225,000	3,224,865

Investment Company 0.2%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	2,300,000	2,545,249

Iron & Steel 0.9%
AK Steel Corp.
7.625%, due 10/1/21	2,710,000	2,235,750
8.75%, due 12/1/18	1,900,000	2,014,000
ArcelorMittal
7.00%, due 2/25/22	1,500,000	1,629,375
7.75%, due 10/15/39	2,300,000	2,374,750
Cliffs Natural Resources, Inc.
5.90%, due 3/15/20	1,085,000	640,150
5.95%, due 1/15/18	745,000	607,175
United States Steel Corp. 7.375%, due 4/1/20	2,250,000	2,351,250
Vale Overseas, Ltd. 6.875%, due 11/21/36	1,380,000	1,393,110

		13,245,560

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Lodging 1.0%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (d)	$765,000	$587,137
MGM Resorts International
6.75%, due 10/1/20	8,531,000	9,181,489
8.625%, due 2/1/19	80,000	92,100
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	265,000	298,976
7.15%, due 12/1/19	1,900,000	2,226,718
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, due 5/30/23 (c)	1,850,000	1,748,250
5.50%, due 3/1/25 (c)	1,905,000	1,912,144

		16,046,814

Machinery—Construction & Mining 0.2%
Terex Corp.
6.00%, due 5/15/21	725,000	735,875
6.50%, due 4/1/20	2,400,000	2,508,000

		3,243,875

Machinery—Diversified 0.2%
Zebra Technologies Corp. 7.25%, due 10/15/22 (c)	3,210,000	3,466,800

Media 0.8%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	1,555,000	1,574,438
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	3,150,000	3,331,125
DISH DBS Corp.
5.875%, due 7/15/22	2,050,000	2,065,375
7.125%, due 2/1/16	1,400,000	1,449,000
iHeartCommunications, Inc. 9.00%, due 3/1/21	3,070,000	2,943,362
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	182,965
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	981,496
Time Warner, Inc. 7.70%, due 5/1/32	300,000	417,997

		12,945,758

Mining 0.6%
Aleris International, Inc. 7.875%, due 11/1/20	2,800,000	2,891,672

	Principal Amount	Value
Mining (continued)
Anglo American Capital PLC 9.375%, due 4/8/19 (c)	$250,000	$311,556
FMG Resources (August 2006) Pty, Ltd. 8.25%, due 11/1/19 (c)	2,000,000	1,745,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,634,815
Vedanta Resources PLC
7.125%, due 5/31/23 (c)	1,625,000	1,499,062
8.25%, due 6/7/21 (c)	540,000	537,300

		8,619,405

Miscellaneous—Manufacturing 0.6%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	3,785,000	3,903,281
Bombardier, Inc. 6.00%, due 10/15/22 (c)	2,405,000	2,260,700
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	3,180,000	2,965,350
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (c)	300,000	381,697

		9,511,028

Oil & Gas 2.7%
Berry Petroleum Co. LLC 6.375%, due 9/15/22	1,490,000	1,225,525
BP Capital Markets PLC 3.20%, due 3/11/16	3,600,000	3,679,132
California Resources Corp. 5.00%, due 1/15/20	2,335,000	2,206,575
CHC Helicopter S.A. 9.25%, due 10/15/20	2,871,000	2,505,809
Chesapeake Energy Corp. 6.625%, due 8/15/20	3,750,000	3,862,500
Cimarex Energy Co. 4.375%, due 6/1/24	1,965,000	1,989,562
CITGO Petroleum Corp. 6.25%, due 8/15/22 (c)	1,980,000	1,935,450
Denbury Resources, Inc. 6.375%, due 8/15/21	2,550,000	2,511,750
Eni S.p.A. 4.15%, due 10/1/20 (c)	1,825,000	1,920,048
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20	2,800,000	2,996,000
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	5,350,000	4,871,817
Petrobras Global Finance B.V. 4.375%, due 5/20/23	2,610,000	2,321,151

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Oil & Gas (continued)
Precision Drilling Corp.
6.50%, due 12/15/21		$1,495,000	$1,453,887
6.625%, due 11/15/20		635,000	639,763
Samson Investment Co. 9.75%, due 2/15/20		1,820,000	220,675
SM Energy Co.
5.00%, due 1/15/24		1,970,000	1,935,525
6.125%, due 11/15/22 (c)		2,240,000	2,352,000
Sunoco, L.P. / Sunoco Finance Corp. 6.375%, due 4/1/23 (c)		2,075,000	2,158,000
Swift Energy Co. 7.875%, due 3/1/22		1,875,000	871,875

			41,657,044

Oil & Gas Services 0.3%
Basic Energy Services, Inc. 7.75%, due 2/15/19		2,520,000	2,154,600
PHI, Inc. 5.25%, due 3/15/19		2,005,000	1,934,825

			4,089,425

Packaging & Containers 1.1%
Ball Corp. 5.00%, due 3/15/22		3,700,000	3,857,250
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23		1,400,000	1,407,000
Crown European Holdings S.A. 4.00%, due 7/15/22 (c)	EUR	2,150,000	2,577,081
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (c)		$1,045,000	1,186,579
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (c)		3,890,000	3,992,112
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20		2,000,000	2,090,000
9.875%, due 8/15/19		1,110,000	1,182,844
Sealed Air Corp. 4.875%, due 12/1/22 (c)		475,000	488,062

			16,780,928

Pharmaceuticals 0.8%
Actavis Funding SCS 3.45%, due 3/15/22		4,050,000	4,115,092
Endo Finance LLC 6.00%, due 2/1/25 (c)		3,798,000	3,895,324
Valeant Pharmaceuticals International, Inc.
5.50%, due 3/1/23 (c)		1,675,000	1,695,937
5.875%, due 5/15/23 (c)		325,000	333,531
7.50%, due 7/15/21 (c)		1,500,000	1,627,500

			11,667,384

	Principal Amount	Value
Pipelines 2.9%
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (c)	$3,055,000	$3,192,475
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	2,000,000	2,100,000
Energy Transfer Partners, L.P. 7.60%, due 2/1/24	650,000	807,693
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (c)	3,210,000	3,326,362
♦Kinder Morgan, Inc.
5.00%, due 2/15/21 (c)	2,930,000	3,160,907
7.75%, due 1/15/32	2,950,000	3,520,453
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
5.50%, due 2/15/23	1,975,000	2,058,937
6.25%, due 6/15/22	91,000	96,233
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	3,050,000	3,059,089
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.50%, due 4/15/23	775,000	819,563
5.75%, due 9/1/20	1,470,000	1,624,350
5.875%, due 3/1/22	1,350,000	1,508,625
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,925,599
Targa Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	2,650,000	2,756,000
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23	2,165,000	2,110,875
5.25%, due 5/1/23	4,240,000	4,324,800
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19 (c)	1,845,000	1,951,088
5.875%, due 10/1/20	1,725,000	1,794,000
Williams Cos., Inc. (The)
3.70%, due 1/15/23	1,900,000	1,796,536
4.55%, due 6/24/24	1,070,000	1,051,830
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	2,745,000	2,784,995

		45,770,410

Real Estate Investment Trusts 0.5%
GEO Group, Inc. (The) 5.875%, due 1/15/22	4,000,000	4,250,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Health Care REIT, Inc. 4.70%, due 9/15/17	$290,000	$311,352
Iron Mountain, Inc. 5.75%, due 8/15/24	3,300,000	3,415,665

		7,977,017

Retail 1.5%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	1,140,000	1,209,825
7.00%, due 5/20/22	1,400,000	1,499,400
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,892,991
CVS Pass-Through Trust 5.789%, due 1/10/26 (c)(e)	218,333	246,582
Family Tree Escrow LLC 5.75%, due 3/1/23 (c)	3,550,000	3,727,500
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,750,000	1,855,947
QVC, Inc. 4.85%, due 4/1/24	2,500,000	2,571,682
Signet UK Finance PLC 4.70%, due 6/15/24	3,200,000	3,325,574
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	2,465,000	2,532,787
Tiffany & Co. 3.80%, due 10/1/24 (c)	4,715,000	4,756,525
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	404,894

		24,023,707

Semiconductors 0.5%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (c)	400,000	425,000
6.00%, due 1/15/22 (c)	3,200,000	3,457,600
Sensata Technologies B.V. 5.00%, due 10/1/25 (c)	2,990,000	3,087,175

		6,969,775

Software 0.3%
First Data Corp.
7.375%, due 6/15/19 (c)	2,535,000	2,633,231
8.875%, due 8/15/20 (c)	1,635,000	1,729,013

		4,362,244

Telecommunications 2.2%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	2,140,000	2,161,819
♦CenturyLink, Inc. 5.80%, due 3/15/22	4,000,000	4,150,000

	Principal Amount		Value
Telecommunications (continued)
Comcel Trust 6.875%, due 2/6/24 (c)		$1,700,000	$1,823,250
CommScope, Inc. 5.00%, due 6/15/21 (c)		3,090,000	3,090,000
Hughes Satellite Systems Corp.
6.50%, due 6/15/19		1,100,000	1,207,250
7.625%, due 6/15/21		1,200,000	1,338,000
Inmarsat Finance PLC 4.875%, due 5/15/22 (c)		2,680,000	2,693,400
Intelsat Luxembourg S.A. 8.125%, due 6/1/23		3,200,000	2,928,992
Sprint Communications, Inc. 6.00%, due 11/15/22		1,900,000	1,795,500
Sprint Corp. 7.25%, due 9/15/21		1,300,000	1,304,875
T-Mobile USA, Inc. 6.125%, due 1/15/22		3,515,000	3,624,844
Telecom Italia Capital S.A. 7.721%, due 6/4/38		315,000	374,063
Telefonica Emisiones SAU
4.57%, due 4/27/23		2,552,000	2,784,071
5.462%, due 2/16/21		395,000	448,424
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (c)		2,050,000	2,083,312
♦Verizon Communications, Inc. 5.15%, due 9/15/23		2,325,000	2,624,118

			34,431,918

Transportation 0.3%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)		375,000	390,000
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21		1,300,000	1,082,250
5.875%, due 4/1/20		1,700,000	1,538,500
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)		1,750,000	997,490

			4,008,240

Total Corporate Bonds (Cost $613,039,837)			621,818,168

Foreign Bonds 0.3%
Banks 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	1,186,000	2,427,480

Packaging & Containers 0.1%
Rexam PLC 6.75%, due 6/29/67 (b)	EUR	1,250,000	1,448,476

Total Foreign Bonds (Cost $3,685,979)			3,875,956

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments 1.3% (f)
Airlines 0.1%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	$1,980,000	$1,980,354

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	1,762,260	1,772,173

Commercial Services 0.1%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	1,815,068	1,821,875

Entertainment 0.2%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	2,468,750	2,492,408
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	727,340	712,248

		3,204,656

Health Care—Products 0.2%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,327,413	2,319,516

Household Products & Wares 0.2%
Prestige Brands, Inc. Term Loan B2 4.50%, due 9/3/21	3,475,694	3,488,005

Media 0.2%
Clear Channel Communications, Inc. Term Loan D 6.934%, due 1/30/19	1,966,831	1,877,832
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	1,282,214	1,282,695

		3,160,527

Mining 0.1%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	1,072,665	967,782

	Principal Amount	Value
Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.50%, due 8/5/20	$1,393,344	$1,396,305

Total Loan Assignments (Cost $20,101,370)		20,111,193

Mortgage-Backed Securities 0.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.613%, due 4/10/49 (g)	400,000	422,389
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.411%, due 12/25/36 (b)(c)	201,296	182,272
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.706%, due 6/11/40 (g)	400,000	430,927
CD Commercial Mortgage Trust Series 2005-CD1, Class AM 5.225%, due 7/15/44 (g)	1,000,000	1,012,905
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.144%, due 12/10/49 (g)	184,085	200,637
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	860,000	981,750
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class A3 5.939%, due 2/15/51 (g)	26,560	26,602
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	526,129
ML-CFC Commercial Mortgage Trust Series 2007-8, Class A2 5.843%, due 8/12/49 (g)	16,797	16,795
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (b)	194,329	198,026
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (b)	500,000	523,933
Timberstar Trust 1 Series 2006-1A, Class A 5.668%, due 10/15/36 (c)	280,000	295,491

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	$500,000	$528,849

		5,346,705

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.72%, due 2/25/42 (b)(c)(e)(h)	527,873	432,856
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 1.96%, due 11/25/36 (g)	585,109	516,820

		949,676

Total Mortgage-Backed Securities (Cost $5,853,121)		6,296,381

U.S. Government & Federal Agencies 0.8%
Federal Home Loan Bank 0.3%
1.125%, due 9/28/16	3,705,000	3,717,778

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 11/1/16	4,084	4,180
6.50%, due 2/1/27	103	118
6.50%, due 5/1/29	29,183	33,524
6.50%, due 6/1/29	10,499	12,062
6.50%, due 7/1/29	47,873	55,228
6.50%, due 8/1/29	10,186	11,701
6.50%, due 9/1/29	1,054	1,210
6.50%, due 6/1/32	4,406	5,061
6.50%, due 1/1/37	3,882	4,462
7.00%, due 3/1/26	170	175
7.00%, due 9/1/26	7,385	8,461
7.00%, due 7/1/32	17,545	20,814
7.50%, due 1/1/16	145	148
7.50%, due 5/1/32	8,447	9,759

		166,903

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	2,564	2,694
4.50%, due 3/1/21	6,927	7,277
6.00%, due 4/1/19	1,020	1,164
7.00%, due 10/1/37	1,062	1,248
7.00%, due 11/1/37	21,965	27,446
7.50%, due 10/1/15	1,213	1,222

		41,051

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	$4,344	$4,864
5.50%, due 9/15/35	13,100	14,802
6.50%, due 4/15/29	31	36
6.50%, due 8/15/29	20	23
6.50%, due 10/15/31	3,727	4,401
7.00%, due 12/15/25	3,882	3,950
7.00%, due 11/15/27	11,532	13,007
7.00%, due 12/15/27	54,151	61,581
7.00%, due 6/15/28	4,247	4,386
7.50%, due 6/15/26	427	481
7.50%, due 10/15/30	26,051	29,821
8.00%, due 9/15/26	133	135
8.00%, due 10/15/26	7,528	8,473
8.50%, due 11/15/26	20,830	21,310

		167,270

United States Treasury Bonds 0.4%
2.875%, due 5/15/43	5,830,000	5,973,471
4.375%, due 5/15/40	415,000	541,899

		6,515,370

United States Treasury Notes 0.1%
0.25%, due 12/15/15	1,435,000	1,435,785
1.375%, due 6/30/18	95,000	96,121

		1,531,906

Total U.S. Government & Federal Agencies (Cost $11,014,220)		12,140,278

Total Long-Term Bonds (Cost $666,395,415)		676,121,945

	Shares
Common Stocks 48.7%
Aerospace & Defense 1.3%
BAE Systems PLC	1,521,150	11,841,418
Lockheed Martin Corp.	42,700	7,967,820

		19,809,238

Agriculture 5.1%
♦Altria Group, Inc.	273,808	13,704,091
British American Tobacco PLC	157,287	8,651,122
♦Imperial Tobacco Group PLC	300,650	14,699,494
♦Lorillard, Inc.	204,220	14,266,809
Philip Morris International, Inc.	159,888	13,345,851
♦Reynolds American, Inc.	202,260	14,825,658

		79,493,025

Auto Manufacturers 0.6%
Daimler A.G. Registered	82,200	7,946,659
Ford Motor Co.	125,000	1,975,000

		9,921,659

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Banks 1.7%
Commonwealth Bank of Australia	74,100	$5,194,186
Svenska Handelsbanken AB Class A	211,040	9,708,010
Wells Fargo & Co.	117,830	6,492,433
Westpac Banking Corp.	198,076	5,694,942

		27,089,571

Beverages 0.8%
Coca-Cola Co. (The)	100,640	4,081,958
Diageo PLC, Sponsored ADR	31,390	3,484,918
PepsiCo., Inc.	47,250	4,494,420

		12,061,296

Chemicals 2.2%
BASF S.E.	92,224	9,252,151
Dow Chemical Co. (The)	140,140	7,147,140
E.I. du Pont de Nemours & Co.	64,706	4,736,479
Potash Corporation of Saskatchewan, Inc.	278,015	9,074,410
Yara International ASA	82,850	4,242,242

		34,452,422

Commercial Services 0.7%
Automatic Data Processing, Inc.	55,040	4,653,082
R.R. Donnelley & Sons Co.	313,280	5,833,273

		10,486,355

Computers 0.6%
Apple, Inc.	36,580	4,577,987
Seagate Technology PLC	92,890	5,454,501

		10,032,488

Electric 5.6%
Ameren Corp.	281,260	11,514,784
Duke Energy Corp.	158,573	12,300,508
Electricite de France S.A.	353,400	8,987,083
PPL Corp.	333,980	11,365,339
Southern Co. (The)	122,015	5,405,265
SSE PLC	532,060	12,602,971
TECO Energy, Inc.	479,955	9,095,147
Terna Rete Elettrica Nazionale S.p.A.	2,299,520	10,822,914
Wisconsin Energy Corp.	100,640	4,943,437

		87,037,448

Engineering & Construction 0.8%
Vinci S.A.	191,935	11,773,421

Entertainment 0.4%
Regal Entertainment Group Class A	268,610	5,909,420

Environmental Controls 0.3%
Waste Management, Inc.	91,290	4,521,594

	Shares	Value
Finance—Other Services 0.4%
CME Group, Inc.	60,870	$5,533,692

Food 1.0%
Nestle S.A. Registered	56,955	4,441,333
Orkla ASA	743,410	5,824,613
Unilever PLC	126,200	5,541,051

		15,806,997

Gas 1.3%
Gas Natural SDG S.A.	249,870	6,133,239
♦National Grid PLC	1,045,070	14,050,927

		20,184,166

Household Products & Wares 0.4%
Kimberly-Clark Corp.	62,475	6,852,883

Insurance 2.3%
Allianz S.E. Registered	34,950	5,976,327
Arthur J. Gallagher & Co.	87,370	4,178,907
AXA S.A.	186,760	4,714,648
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	57,270	11,238,864
SCOR S.E.	249,200	8,966,290

		35,075,036

Investment Company 0.0%‡
BGP Holdings PLC (e)(h)(i)	20,068	2

Investment Management/Advisory Services 0.3%
Aberdeen Asset Management PLC	669,000	4,864,567

Media 1.6%
ION Media Networks, Inc. (e)(h)(i)(j)	12	4,539
Pearson PLC	329,130	6,652,431
Shaw Communications, Inc. Class B	258,900	5,918,328
Vivendi S.A.	278,013	6,974,500
Wolters Kluwer N.V.	154,390	4,984,932

		24,534,730

Mining 0.8%
BHP Billiton, Ltd.	228,180	5,856,307
Rio Tinto PLC	133,020	5,925,629

		11,781,936

Miscellaneous—Manufacturing 0.4%
Siemens A.G.	50,810	5,561,472

Oil & Gas 2.8%
ConocoPhillips	93,510	6,351,199
Occidental Petroleum Corp.	69,560	5,571,756
Royal Dutch Shell PLC, Sponsored ADR	177,370	11,250,579

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil & Gas (continued)
Statoil ASA	455,030	$9,635,942
Total S.A.	207,478	11,236,787

		44,046,263

Pharmaceuticals 3.6%
AbbVie, Inc.	103,580	6,697,483
AstraZeneca PLC, Sponsored ADR	109,060	7,468,429
GlaxoSmithKline PLC	511,040	11,822,816
Johnson & Johnson	43,997	4,364,502
Merck & Co., Inc.	97,439	5,803,467
Novartis A.G. Registered	83,500	8,627,145
Roche Holding A.G.	18,795	5,413,703
Sanofi	52,770	5,366,622

		55,564,167

Pipelines 1.7%
Enterprise Products Partners, L.P.	164,410	5,631,042
♦Kinder Morgan, Inc.	307,135	13,191,448
MarkWest Energy Partners, L.P.	68,620	4,629,105
Targa Resources Partners, L.P.	80,240	3,646,106

		27,097,701

Real Estate Investment Trusts 2.3%
Corrections Corporation of America	264,735	9,739,601
Health Care REIT, Inc.	183,830	13,239,436
Iron Mountain, Inc.	159,210	5,491,153
Unibail-Rodamco S.E.	28,140	7,788,659

		36,258,849

Retail 0.3%
McDonald’s Corp.	45,952	4,436,666

Savings & Loans 0.3%
People’s United Financial, Inc.	331,760	5,012,894

Semiconductors 0.6%
KLA-Tencor Corp.	64,395	3,786,426
Microchip Technology, Inc.	115,200	5,489,856

		9,276,282

Software 0.3%
Microsoft Corp.	112,623	5,477,983

Telecommunications 7.2%
AT&T, Inc.	360,217	12,477,917
♦BCE, Inc.	315,910	13,927,271
♦CenturyLink, Inc.	347,611	12,500,091
Deutsche Telekom A.G. Registered	735,350	13,574,597
Rogers Communications, Inc. Class B	228,130	8,149,526
Swisscom A.G. Registered	22,670	13,527,301
Telstra Corp., Ltd.	2,256,460	11,095,932

	Shares	Value
Telecommunications (continued)
♦Verizon Communications, Inc.	259,219	$13,075,006
♦Vodafone Group PLC	3,897,338	13,754,038

		112,081,679

Transportation 0.2%
Deutsche Post A.G. Registered	117,160	3,886,858

Water 0.8%
United Utilities Group PLC	821,740	12,231,102

Total Common Stocks (Cost $658,514,381)		758,153,862

	Principal Amount
Short-Term Investment 6.5%
Repurchase Agreement 6.5%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $101,774,199 (Collateralized by Federal National Mortgage Association securities with rates between 2.11% and 2.17% and maturity dates between 10/17/22 and 11/7/22, with a Principal Amount of $104,450,000 and a Market Value of $103,811,794)	$101,774,199	101,774,199

Total Short-Term Investment (Cost $101,774,199)		101,774,199

Total Investments (Cost $1,426,683,995) (k)	98.6%	1,536,050,006
Other Assets, Less Liabilities	1.4	21,310,054
Net Assets	100.0%	$1,557,360,060

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2015.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Issue in default.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $683,979, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2015.

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2015.

(h)	Illiquid security—As of April 30, 2015, the total market value of these securities was $437,397, which represented less than one-tenth of a percent of the Fund’s net assets.
(i)	Non-income producing security.

(j)	Restricted security.

(k)	As of April 30, 2015, cost was $1,425,785,417 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$133,336,328
Gross unrealized depreciation	(23,071,739)

Net unrealized appreciation	$110,264,589

As of April 30, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty		Contract Amount Purchased	Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	EUR	100,463,000	$111,955,967	$851,771
Pound Sterling vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	GBP	43,291,000	66,871,608	(421,057)

Foreign Currency Sales Contracts				Contract Amount Sold	Contract Amount Purchased
Euro vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	EUR	100,463,000	113,107,794	300,056
Euro vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank		98,929,000	110,346,198	(842,067)
Pound Sterling vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	GBP	43,291,000	66,483,720	33,169
Pound Sterling vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank		43,453,000	67,089,694	422,529
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$344,401

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,526)	June 2015	$(334,599,345)	$(1,543,029)
Euro Stoxx 50	1,925	June 2015	77,121,821	(607,903)
Nikkei 225	550	June 2015	44,704,774	(1,882,422)
Standard & Poor’s 500 Index Mini	1,633	June 2015	169,742,185	3,597,060

			$(43,030,565)	$(436,294)

1.	As of April 30, 2015, cash in the amount of $16,062,378 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

EUR—Euro

GBP—British Pound Sterling

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$8,161,881	$—	$8,161,881
Convertible Bonds	—	3,718,088	—	3,718,088
Corporate Bonds (b)	—	621,571,586	246,582	621,818,168
Foreign Bonds	—	3,875,956	—	3,875,956
Loan Assignments	—	20,111,193	—	20,111,193
Mortgage-Backed Securities (c)	—	5,863,525	432,856	6,296,381
U.S. Government & Federal Agencies	—	12,140,278	—	12,140,278

Total Long-Term Bonds	—	675,442,507	679,438	676,121,945

Common Stocks (d)
Aerospace & Defense	7,967,820	11,841,418	—	19,809,238
Agriculture	56,142,409	23,350,616	—	79,493,025
Auto Manufacturers	1,975,000	7,946,659	—	9,921,659
Banks	6,492,433	20,597,138	—	27,089,571
Chemicals	20,958,029	13,494,393	—	34,452,422
Electric	54,624,480	32,412,968	—	87,037,448
Engineering & Construction	—	11,773,421	—	11,773,421
Food	—	15,806,997	—	15,806,997
Gas	—	20,184,166	—	20,184,166
Insurance	4,178,907	30,896,129	—	35,075,036
Investment Company	—	—	2	2
Investment Management/Advisory Services	—	4,864,567	—	4,864,567
Media	5,918,328	18,611,863	4,539	24,534,730
Mining	—	11,781,936	—	11,781,936
Miscellaneous—Manufacturing	—	5,561,472	—	5,561,472
Oil & Gas	23,173,534	20,872,729	—	44,046,263
Pharmaceuticals	24,333,881	31,230,286	—	55,564,167
Telecommunications	60,129,811	51,951,868	—	112,081,679
Transportation	—	3,886,858	—	3,886,858
Water	—	12,231,102	—	12,231,102
All Other Industries	142,958,103	—	—	142,958,103

Total Common Stocks	408,852,735	349,296,586	4,541	758,153,862

Short-Term Investment
Repurchase Agreement	—	101,774,199	—	101,774,199

Total Investments in Securities	408,852,735	1,126,513,292	683,979	1,536,050,006

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	1,607,525	—	1,607,525
Futures Contracts Long (e)	3,597,060	—	—	3,597,060

Total Other Financial Instruments	3,597,060	1,607,525	—	5,204,585

Total Investments in Securities and Other Financial Instruments	$412,449,795	$1,128,120,817	$683,979	$1,541,254,591

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(1,263,124)	$—	$(1,263,124)
Futures Contracts Long (e)	(2,490,325)	—	—	(2,490,325)
Futures Contracts Short (e)	(1,543,029)	—	—	(1,543,029)

Total Other Financial Instruments	$(4,033,354)	$(1,263,124)	$—	$(5,296,478)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $246,582 is held in Retail within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $432,856 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $2 and $4,539 are held in Investment Company and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $259,845,193 held by the Fund at October 31, 2014, transferred form Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (b)
Long-Term Bonds
Corporate Bonds
Retail	$253,923	$(127)	$(129)	$464	$—	$(7,549)	$—	$—	$246,582	$1,272
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	447,084	—	—	16,754	—	(30,982)	—	—	432,856	10,558
Common Stocks
Investment Company	3	—	—	(1)	—	—	—	—	2	(1)
Media	4,539	—	—	—	—	—	—	—	4,539	—

Total	$705,549	$(127)	$(129)	$17,217	$—	$(38,531)	$—	$—	$683,979	$11,829

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,426,683,995)	$1,536,050,006
Cash collateral on deposit at broker	16,062,378
Cash denominated in foreign currencies (identified cost $1,150,043)	1,166,680
Receivables:
Dividends and interest	11,750,611
Fund shares sold	6,836,062
Investment securities sold	269,549
Other assets	116,674
Unrealized appreciation on foreign currency forward contracts	1,607,525

Total assets	1,573,859,485

Liabilities
Due to custodian	872,849
Payables:
Investment securities purchased	9,229,795
Variation margin on futures contracts	2,368,184
Fund shares redeemed	1,234,738
Manager (See Note 3)	782,080
NYLIFE Distributors (See Note 3)	375,738
Transfer agent (See Note 3)	277,336
Professional fees	35,484
Custodian	33,373
Shareholder communication	25,499
Accrued expenses	1,225
Unrealized depreciation on foreign currency forward contracts	1,263,124

Total liabilities	16,499,425

Net assets	$1,557,360,060

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$784,402
Additional paid-in capital	1,423,249,066

1,424,033,468
Undistributed net investment income	6,200,280
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	17,841,526
Net unrealized appreciation (depreciation) on investments and futures contracts	108,929,717
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	355,069

Net assets	$1,557,360,060

Class A
Net assets applicable to outstanding shares	$595,458,277

Shares of beneficial interest outstanding	30,092,153

Net asset value per share outstanding	$19.79
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price per share outstanding	$20.94

Investor Class
Net assets applicable to outstanding shares	$165,869,482

Shares of beneficial interest outstanding	8,378,878

Net asset value per share outstanding	$19.80
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price per share outstanding	$20.95

Class B
Net assets applicable to outstanding shares	$49,526,787

Shares of beneficial interest outstanding	2,490,312

Net asset value and offering price per share outstanding	$19.89

Class C
Net assets applicable to outstanding shares	$225,528,657

Shares of beneficial interest outstanding	11,358,287

Net asset value and offering price per share outstanding	$19.86

Class I
Net assets applicable to outstanding shares	$520,952,024

Shares of beneficial interest outstanding	26,119,270

Net asset value and offering price per share outstanding	$19.95

Class R2
Net assets applicable to outstanding shares	$24,833

Shares of beneficial interest outstanding	1,255

Net asset value and offering price per share outstanding	$19.79

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$16,703,092
Dividends (a)	15,531,822

Total income	32,234,914

Expenses
Manager (See Note 3)	4,340,847
Distribution/Service—Class A (See Note 3)	673,073
Distribution/Service—Investor Class (See Note 3)	205,101
Distribution/Service—Class B (See Note 3)	245,365
Distribution/Service—Class C (See Note 3)	870,503
Distribution/Service—Class R2 (See Note 3)	10
Transfer agent (See Note 3)	920,313
Registration	73,220
Shareholder communication	68,040
Custodian	67,687
Professional fees	53,224
Trustees	10,974
Miscellaneous	30,582

Total expenses	7,558,939

Net investment income (loss)	24,675,975

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,163,453
Futures transactions	6,125,758
Foreign currency transactions	13,457,855

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	20,747,066

Net change in unrealized appreciation (depreciation) on:
Investments	(5,401,194)
Futures contracts	(2,330,535)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,045,987)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(10,777,716)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	9,969,350

Net increase (decrease) in net assets resulting from operations	$34,645,325

(a)	Dividends recorded net of foreign withholding taxes in the amount of $865,258.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,675,975	$43,413,822
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	20,747,066	61,011,634
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(10,777,716)	(2,898,191)

Net increase (decrease) in net assets resulting from operations	34,645,325	101,527,265

Dividends and distributions to shareholders:
From net investment income:
Class A	(9,260,031)	(15,815,869)
Investor Class	(2,683,116)	(5,487,828)
Class B	(632,346)	(1,291,195)
Class C	(2,243,576)	(2,185,507)
Class I	(8,787,820)	(13,170,530)
Class R2	(195)	—

	(23,607,084)	(37,950,929)

From net realized gain on investments:
Class A	(21,407,906)	(10,462,255)
Investor Class	(6,933,839)	(4,383,814)
Class B	(2,085,743)	(1,343,673)
Class C	(6,203,537)	(1,586,185)
Class I	(18,852,587)	(7,620,793)

	(55,483,612)	(25,396,720)

Total dividends and distributions to shareholders	(79,090,696)	(63,347,649)

Capital share transactions:
Net proceeds from sale of shares	414,050,181	389,526,760
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	71,953,921	58,593,814
Cost of shares redeemed	(157,592,681)	(171,556,347)

Increase (decrease) in net assets derived from capital share transactions	328,411,421	276,564,227

Net increase (decrease) in net assets	283,966,050	314,743,843

Net Assets
Beginning of period	1,273,394,010	958,650,167

End of period	$1,557,360,060	$1,273,394,010

Undistributed net investment income at end of period	$6,200,280	$5,131,389

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$20.51		$19.83	$17.46	$15.92	$15.58	$13.88

Net investment income (loss) (a)	0.35		0.82	0.69	0.67	0.66	0.64
Net realized and unrealized gain (loss) on investments	(0.01)		0.96	2.43	1.40	0.35	1.82
Net realized and unrealized gain (loss) on foreign currency transactions	0.16		0.14	(0.06)	0.14	(0.05)	(0.16)

Total from investment operations	0.50		1.92	3.06	2.21	0.96	2.30

Less dividends and distributions:
From net investment income	(0.35)		(0.72)	(0.69)	(0.67)	(0.62)	(0.60)
From net realized gain on investments	(0.87)		(0.52)	—	—	—	—

Total dividends and distributions	(1.22)		(1.24)	(0.69)	(0.67)	(0.62)	(0.60)

Net asset value at end of period	$19.79		$20.51	$19.83	$17.46	$15.92	$15.58

Total investment return (b)	2.51	%(c)	10.08%	17.90%	14.16%	6.21%	16.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.60	%††	4.06%	3.71%	4.03%	4.05%	4.37%
Net expenses	1.00	%††	1.01%	1.04%	1.06%	1.08%	1.15%
Portfolio turnover rate	8%		15%	31%	25%	33%	76%
Net assets at end of period (in 000’s)	$595,458		$497,591	$397,101	$292,603	$242,939	$239,564

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$20.52		$19.84	$17.46	$15.93	$15.58	$13.89

Net investment income (loss) (a)	0.34		0.78	0.64	0.62	0.60	0.59
Net realized and unrealized gain (loss) on investments	(0.01)		0.95	2.44	1.39	0.37	1.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.15		0.14	(0.06)	0.14	(0.05)	(0.16)

Total from investment operations	0.48		1.87	3.02	2.15	0.92	2.24

Less dividends and distributions:
From net investment income	(0.33)		(0.67)	(0.64)	(0.62)	(0.57)	(0.55)
From net realized gain on investments	(0.87)		(0.52)	—	—	—	—

Total dividends and distributions	(1.20)		(1.19)	(0.64)	(0.62)	(0.57)	(0.55)

Net asset value at end of period	$19.80		$20.52	$19.84	$17.46	$15.93	$15.58

Total investment return (b)	2.43	%(c)	9.83%	17.62%	13.72%	5.92%	16.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42	%††	3.89%	3.46%	3.73%	3.73%	4.02%
Net expenses	1.16	%††	1.23%	1.32%	1.37%	1.40%	1.50%
Portfolio turnover rate	8%		15%	31%	25%	33%	76%
Net assets at end of period (in 000’s)	$165,869		$165,088	$168,097	$160,758	$163,168	$170,852

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$20.61		$19.93	$17.54	$15.99	$15.64	$13.93

Net investment income (loss) (a)	0.27		0.63	0.51	0.50	0.49	0.48
Net realized and unrealized gain (loss) on investments	(0.01)		0.96	2.44	1.40	0.35	1.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.15		0.14	(0.06)	0.14	(0.05)	(0.17)

Total from investment operations	0.41		1.73	2.89	2.04	0.79	2.15

Less dividends and distributions:
From net investment income	(0.26)		(0.53)	(0.50)	(0.49)	(0.44)	(0.44)
From net realized gain on investments	(0.87)		(0.52)	—	—	—	—

Total dividends and distributions	(1.13)		(1.05)	(0.50)	(0.49)	(0.44)	(0.44)

Net asset value at end of period	$19.89		$20.61	$19.93	$17.54	$15.99	$15.64

Total investment return (b)	2.05	%(c)	8.99%	16.74%	12.87%	5.14%	15.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68	%††	3.14%	2.73%	2.99%	2.98%	3.25%
Net expenses	1.92	%††	1.98%	2.07%	2.12%	2.15%	2.24%
Portfolio turnover rate	8%		15%	31%	25%	33%	76%
Net assets at end of period (in 000’s)	$49,527		$49,283	$51,138	$51,233	$59,225	$71,239

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$20.58		$19.90	$17.52	$15.97	$15.62	$13.92

Net investment income (loss) (a)	0.27		0.60	0.49	0.49	0.48	0.48
Net realized and unrealized gain (loss) on investments	(0.01)		0.98	2.45	1.41	0.36	1.82
Net realized and unrealized gain (loss) on foreign currency transactions	0.15		0.15	(0.06)	0.14	(0.05)	(0.16)

Total from investment operations	0.41		1.73	2.88	2.04	0.79	2.14

Less dividends and distributions:
From net investment income	(0.26)		(0.53)	(0.50)	(0.49)	(0.44)	(0.44)
From net realized gain on investments	(0.87)		(0.52)	—	—	—	—

Total dividends and distributions	(1.13)		(1.05)	(0.50)	(0.49)	(0.44)	(0.44)

Net asset value at end of period	$19.86		$20.58	$19.90	$17.52	$15.97	$15.62

Total investment return (b)	2.06	%(c)	9.01%	16.70%	12.96%	5.08%	15.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69	%††	3.00%	2.61%	2.88%	2.98%	3.27%
Net expenses	1.92	%††	1.98%	2.07%	2.12%	2.15%	2.24%
Portfolio turnover rate	8%		15%	31%	25%	33%	76%
Net assets at end of period (in 000’s)	$225,529		$131,023	$55,889	$22,444	$10,899	$10,312

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$20.66		$19.97	$17.57	$16.02	$15.67	$13.97

Net investment income (loss) (a)	0.38		0.87	0.74	0.72	0.70	0.68
Net realized and unrealized gain (loss) on investments	(0.01)		0.96	2.46	1.40	0.36	1.82
Net realized and unrealized gain (loss) on foreign currency transactions	0.16		0.15	(0.06)	0.14	(0.05)	(0.16)

Total from investment operations	0.53		1.98	3.14	2.26	1.01	2.34

Less dividends and distributions:
From net investment income	(0.37)		(0.77)	(0.74)	(0.71)	(0.66)	(0.64)
From net realized gain on investments	(0.87)		(0.52)	—	—	—	—

Total dividends and distributions	(1.24)		(1.29)	(0.74)	(0.71)	(0.66)	(0.64)

Net asset value at end of period	$19.95		$20.66	$19.97	$17.57	$16.02	$15.67

Total investment return (b)	2.67	%(c)	10.33%	18.25%	14.41%	6.50%	17.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.85	%††	4.29%	3.97%	4.28%	4.30%	4.60%
Net expenses	0.75	%††	0.76%	0.79%	0.81%	0.83%	0.89%
Portfolio turnover rate	8%		15%	31%	25%	33%	76%
Net assets at end of period (in 000’s)	$520,952		$430,408	$286,425	$204,611	$164,317	$164,393

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

Class R2	February 27, 2015** through April 30, 2015*
Net asset value at beginning of period	$20.08

Net investment income (loss) (a)	0.13
Net realized and unrealized gain (loss) on investments	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.27)

Total from investment operations	(0.13)

Less dividends:
From net investment income	(0.16)

Net asset value at end of period	$19.79

Total investment return (b)(c)(d)	(1.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78	% ††
Net expenses	1.01	% ††
Portfolio turnover rate	8%
Net assets at end of period (in 000’s)	$25

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

34	MainStay Income Builder Fund

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held securities with a value of $683,979 that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of

35

Notes to Financial Statements (Unaudited) (continued)

purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were valued by utilizing significant unobservable inputs.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

36	MainStay Income Builder Fund

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example,

the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2015, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on

37

Notes to Financial Statements (Unaudited) (continued)

behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and
(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on

38	MainStay Income Builder Fund

the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(O)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(P)  Concentration of Risk.  The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also invested in equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$3,597,060	$—	$3,597,060
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,607,525	—	—	1,607,525

Total Fair Value		$1,607,525	$3,597,060	$—	$5,204,585

39

Notes to Financial Statements (Unaudited) (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(2,490,325)	$(1,543,029)	$(4,033,354)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,263,124)	—	—	(1,263,124)

Total Fair Value		$(1,263,124)	$(2,490,325)	$(1,543,029)	$(5,296,478)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$9,020,519	$(2,894,761)	$6,125,758
Forward Contracts	Net realized gain (loss) on foreign currency transactions	13,739,188	—	—	13,739,188

Total Realized Gain (Loss)		$13,739,188	$9,020,519	$(2,894,761)	$19,864,946

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(2,254,588)	$(75,947)	$(2,330,535)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,140,911)	—	—	(3,140,911)

Total Change in Unrealized Appreciation (Depreciation)		$(3,140,911)	$(2,254,588)	$(75,947)	$(5,471,446)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$223,836,661	$—	$223,836,661
Futures Contracts Short	$—	$—	$(471,135,369)	$(471,135,369)
Forward Contracts Long	$82,111,885	$—	$—	$82,111,885
Forward Contracts Short	$(211,373,975)	$—	$—	$(211,373,975)

40	MainStay Income Builder Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2015, the effective management fee rate was 0.62% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $4,340,847.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $150,115 and $21,912, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $738, $12, $28,150 and $16,236, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$228,092
Investor Class	208,022
Class B	62,216
Class C	219,680
Class I	202,303

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the pro-

41

Notes to Financial Statements (Unaudited) (continued)

ceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$107,966,145	20.7%
Class R2	24,833	100.0

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$37,950,929
Long-Term Capital Gain	25,396,720
Total	$63,347,649

Note 5–Restricted Securities

As of April 30, 2015, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	4/30/15 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	12	$21	$4,539	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of U.S. government securities were $3,722 and $35, respectively.

Purchases and sales of securities, other than U.S. government securities and short-term securities, were $346,826 and $99,852, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	6,652,033	$131,503,692
Shares issued to shareholders in reinvestment of dividends and distributions	1,475,919	28,828,970
Shares redeemed	(2,514,411)	(49,625,774)

Net increase (decrease) in shares outstanding before conversion	5,613,541	110,706,888
Shares converted into Class A (See Note 1)	274,529	5,408,411
Shares converted from Class A (See Note 1)	(58,519)	(1,152,821)

Net increase (decrease)	5,829,551	$114,962,478

Year ended October 31, 2014:
Shares sold	6,102,756	$123,159,003
Shares issued to shareholders in reinvestment of dividends and distributions	1,273,777	25,022,265
Shares redeemed	(4,030,407)	(81,083,512)

Net increase (decrease) in shares outstanding before conversion	3,346,126	67,097,756
Shares converted into Class A (See Note 1)	991,131	19,926,852
Shares converted from Class A (See Note 1)	(97,668)	(1,967,214)

Net increase (decrease)	4,239,589	$85,057,394

42	MainStay Income Builder Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	316,190	$6,282,232
Shares issued to shareholders in reinvestment of dividends and distributions	490,229	9,580,326
Shares redeemed	(426,030)	(8,464,568)

Net increase (decrease) in shares outstanding before conversion	380,389	7,397,990
Shares converted into Investor Class (See Note 1)	167,573	3,269,817
Shares converted from Investor Class (See Note 1)	(215,419)	(4,268,672)

Net increase (decrease)	332,543	$6,399,135

Year ended October 31, 2014:
Shares sold	464,140	$9,307,182
Shares issued to shareholders in reinvestment of dividends and distributions	501,246	9,822,500
Shares redeemed	(870,900)	(17,445,337)

Net increase (decrease) in shares outstanding before conversion	94,486	1,684,345
Shares converted into Investor Class (See Note 1)	354,529	7,120,150
Shares converted from Investor Class (See Note 1)	(874,995)	(17,619,193)

Net increase (decrease)	(425,980)	$(8,814,698)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	322,671	$6,414,617
Shares issued to shareholders in reinvestment of dividends and distributions	129,531	2,546,591
Shares redeemed	(185,839)	(3,689,225)

Net increase (decrease) in shares outstanding before conversion	266,363	5,271,983
Shares converted from Class B (See Note 1)	(167,265)	(3,256,735)

Net increase (decrease)	99,098	$2,015,248

Year ended October 31, 2014:
Shares sold	383,462	$7,723,640
Shares issued to shareholders in reinvestment of dividends and distributions	128,119	2,518,076
Shares redeemed	(314,990)	(6,331,970)

Net increase (decrease) in shares outstanding before conversion	196,591	3,909,746
Shares converted from Class B (See Note 1)	(371,103)	(7,460,595)

Net increase (decrease)	(174,512)	$(3,550,849)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	5,609,707	$111,646,908
Shares issued to shareholders in reinvestment of dividends and distributions	352,993	6,929,246
Shares redeemed	(971,521)	(19,265,284)

Net increase (decrease)	4,991,179	$99,310,870

Year ended October 31, 2014:
Shares sold	4,052,542	$82,122,551
Shares issued to shareholders in reinvestment of dividends and distributions	150,396	2,972,747
Shares redeemed	(644,215)	(12,956,629)

Net increase (decrease)	3,558,723	$72,138,669

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	7,906,729	$158,177,732
Shares issued to shareholders in reinvestment of dividends and distributions	1,222,804	24,068,593
Shares redeemed	(3,841,810)	(76,547,830)

Net increase (decrease)	5,287,723	$105,698,495

Year ended October 31, 2014:
Shares sold	8,231,501	$167,214,384
Shares issued to shareholders in reinvestment of dividends and distributions	921,093	18,258,226
Shares redeemed	(2,663,218)	(53,738,899)

Net increase (decrease)	6,489,376	$131,733,711

Class R2	Shares	Amount
Period ended April 30, 2015 (a):
Shares sold	1,245	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	10	195

Net increase (decrease)	1,255	$25,195

(a)	Inception date was February 27, 2015.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and Epoch and responses from New York Life Investments, Epoch and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, Epoch and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments, Epoch and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, Epoch and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, Epoch and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch and MacKay Shields provides to the Fund. The

44	MainStay Income Builder Fund

Board evaluated Epoch’s and MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay Shields, and Epoch’s and MacKay Shields’ overall legal and compliance environment. The Board also reviewed Epoch’s and MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch and MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Epoch and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Epoch and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Epoch and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, Epoch and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields and Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a sig-

46	MainStay Income Builder Fund

nificant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

47

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

48	MainStay Income Builder Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1653334 MS139-15	MSIB10-06/15 NL014

MainStay Global High Income Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.11 –4.83%	–7.29 –2.92%	3.88 4.84%	6.50 6.99%	1.17 1.17%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.16 –4.88	–7.51 –3.15	3.72 4.68	6.38 6.87	1.34 1.34
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–9.74 –5.27	–8.30 –3.87	3.60 3.90	6.07 6.07	2.09 2.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.15 –5.25	–4.66 –3.77	3.92 3.92	6.09 6.09	2.09 2.09
Class I Shares[4]	No Sales Charge		–4.70	–2.67	5.10	7.26	0.92

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	1.37%	6.06%	7.27%	8.14%
Average Lipper Emerging Markets Hard Currency Debt Fund[6]	–1.35	1.14	5.55	7.30

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets hard currency debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$951.70	$5.90	$1,018.70	$6.11

Investor Class Shares	$1,000.00	$951.20	$6.82	$1,017.80	$7.05

Class B Shares	$1,000.00	$947.30	$10.43	$1,014.10	$10.79

Class C Shares	$1,000.00	$947.50	$10.43	$1,014.10	$10.79

Class I Shares	$1,000.00	$953.00	$4.70	$1,020.00	$4.86

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.22% for Class A, 1.41% for Investor Class, 2.16% for Class B and Class C and 0.97% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2015 (Unaudited)

Brazil	8.8%
Mexico	6.8
Turkey	6.8
Russia	5.8
Indonesia	5.6
Kazakhstan	5.0
Peru	4.7
Paraguay	4.1
Ukraine	4.0
United States	4.0
Venezuela	3.7
Hungary	3.4
Poland	3.0
Sri Lanka	3.0
India	2.5
Costa Rica	2.1
Uruguay	1.9
Dominican Republic	1.8
Georgia	1.8
Panama	1.8
Bahrain	1.6

Ireland	1.4%
United Arab Emirates	1.3
Gabon	1.2
United Kingdom	1.2
Colombia	1.1
Croatia	1.0
Guatemala	1.0
Nigeria	1.0
Vietnam	1.0
China	0.9
Ghana,Africa	0.9
Belarus	0.8
France	0.7
Senegal	0.6
Chile	0.5
Czech Republic	0.5
Kenya	0.5
Greece	0.3
Jamaica	0.3
Other Assets, Less Liabilities	1.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	KazMunayGas National Co., 4.40%–5.75%, due 4/30/23–4/30/43

2.	Republic of Turkey, 6.00%–7.375%, due 2/5/25–1/14/41

3.	Republic of Peru, 7.35%, due 7/21/25

4.	Petroleos Mexicanos, 5.625%–6.50%, due 6/2/41–1/23/46

5.	Poland Government Bond, 5.75%, due 10/25/21
6.	Republic of Sri Lanka, 6.25%, due 10/4/20

7.	Republic of Paraguay, 6.10%, due 8/11/44

8.	Pertamina Persero PT, 5.625%, due 5/20/43

9.	Turkey Government Bond, 7.10%–9.00%, due 3/8/17–3/8/23

10.	Ukraine Government, 7.75%–7.80%, due 9/23/20–11/28/22

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Global High Income Fund returned –4.83% for Class A shares, –4.88% for Investor Class shares, –5.27% for Class B shares and –5.25% for Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned –4.70%. For the six months ended April 30, 2015, all share classes underperformed the 1.37 % return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index, and the –1.35% return of the Average Lipper2 Emerging Markets Hard Currency Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s higher beta3 bias, overweight position in emerging-market corporate issues and shorter duration4 posture than the JPMorgan EMBI Global Diversified Index negatively affected the Fund’s relative performance during the reporting period. Over the reporting period, lower-quality debt generally underperformed higher-quality debt, emerging-market corporate bonds generally underperformed emerging-market sovereign bonds, and the Fund’s duration hedging costs were insufficient to offset the rise in shorter-maturity U.S. Treasury rates, all of which hurt performance relative to the Index.

Price declines in energy and commodities continued to challenge countries that produce oil, gas, coal, iron ore, bauxite, copper and other materials that were previously in high demand by China. This dynamic negatively affected select positions held by the Fund in Venezuela and Russia. Continued tensions within Ukraine and between that nation and Russia were negative influences for the Fund’s relative performance. A deal between Ukraine and the International Monetary Fund (IMF), which we believed would result in excessive losses in a coming restructuring on private bond holders, added to losses in the Fund. Negotiations between private creditors and Ukraine continued during the reporting period, with creditors taking a less- flexible position than some had forecast.

A scandal in Brazil involving its national oil company, Petroleo Brasileiro, had major repercussions across Brazil’s entire corporate landscape. Investments have been put on hold as companies have avoided doing business as usual, causing the country to fall into a recession. As a result, the Fund’s corporate exposure to Brazil detracted from its relative performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was modestly shorter than that of the JPMorgan EMBI Global Diversified Index, as we sought to reduce the Fund’s interest-rate sensitivity relative to the Index. This was achieved in part by increasing the Fund’s exposure to lower-quality credits that we felt offered better opportunities for risk-adjusted returns. (Lower-quality credits tend to be less sensitive to interest-rate changes than sovereign bonds.) As of April 30, 2015, the Fund’s effective duration was 6.6 years compared to the 7.08 years of the JPMorgan EMBI Global Diversified Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Investors’ appetite for risk improved over the reporting period after a rough start in the fourth quarter of 2014. This trend partially reversed in March of 2015, when markets continued to focus on the direction of crude oil prices as West Texas Intermediate (WTI) crude fell to $47.60 a barrel on March 31, 2015. While the geopolitical backdrop was without any major new worries around this time—with the exception of the civil strife in Yemen—global economic activity outside of Europe was not as robust as it had been in previous periods. Despite solid employment and wage data in the United States, a number of economic releases indicated slower domestic economic growth, partially as a result of another very cold winter in parts of the country. We believed that the situation might prove to be similar to the growth swoon in early 2014, which was followed by significant pent-up demand and a jump in gross domestic product (GDP) in the second quarter of the year. China, Brazil and Japan also produced softer economic numbers as the first quarter of 2015 progressed, while Europe continued to appear to be poised for a slow recovery—but a recovery, nonetheless. In our opinion, lending growth and improving sentiment pointed to a sustainable rebound in Europe. On the other hand, we believed that weakness in emerging-market economies—especially among commodity-sensitive companies in Latin America—may be likely to continue.

As idiosyncratic risks have risen, we have made moderate adjustments to the Fund’s positioning. Specifically, we elected to pare back some of the Fund’s higher-beta, weaker credit positions, including applicable issues in developing markets. We also took advantage of an active new-issue calendar while moving up the capital structure on a selective basis.

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How was the Fund affected by shifting currency values during the reporting period?

During the reporting period, on average the Fund held about 87% of its securities in dollar-denominated bonds, so the impact of shifting currency values on the Fund was minimal.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s absolute performance and which market segments were particularly weak?

The strongest positive contributors to the Fund’s absolute performance during the reporting period were long-dated investment-grade securities, such as bonds issued by Indonesian government-owned company Pertamina Persero maturing in 2043 and Panamanian bonds maturing in 2036. (Contributions take weightings and total returns into account.) The Fund’s Ukrainian sovereign bonds detracted the most from the Fund’s absolute performance during the reporting period, as a restructuring became unavoidable. The Fund’s Venezuelan positions suffered as a result of increasing government dysfunction and a collapse in oil prices.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period we purchased long-dated bonds from Indonesia, Hungary, Costa Rica, China and Mexico as we sought to increase the Fund’s duration and bring it closer to that of the JPMorgan EMBI Global Diversified Index. These trades detracted slightly from the Fund’s performance, but going forward we believed that they would limit the Fund’s duration risk. We also exited positions in some of the Fund’s oil-related securities, including Colombian producer Pacific Rubiales, Russian producer Lukoil and Georgian oil and gas distributer Georgian Oil and Gas. These trades detracted slightly from the Fund’s performance, as oil rebounded strongly in the latter half of the reporting period.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund’s sector weightings were largely unchanged during the reporting period with the one exception being a lower exposure to commodity-sensitive securities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in corporate bonds and an underweight position relative to the Index in sovereign debt. As of the same date, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Europe and Latin America and underweight positions in Asia and the Middle East.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Global High Income Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount		Value

Long-Term Bonds 94.4%† Corporate Bonds 46.5%
Brazil 7.4%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)		$2,500,000	$2,681,250
Braskem Finance, Ltd. 6.45%, due 2/3/24		2,300,000	2,314,375
Fibria Overseas Finance, Ltd. 5.25%, due 5/12/24		2,350,000	2,426,375
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)		2,000,000	2,174,000
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (a)		2,250,000	2,244,375
Petrobras International Finance Co. S.A. 5.375%, due 1/27/21		3,000,000	2,879,400
Vale Overseas, Ltd. 6.875%, due 11/21/36		1,800,000	1,817,100

			16,536,875

Chile 0.5%
VTR Finance B.V. 6.875%, due 1/15/24 (a)		1,000,000	1,034,700

China 0.9%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34 (a)		2,000,000	1,994,606

Colombia 1.1%
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (a)		2,500,000	2,549,250

Czech Republic 0.5%
CE Energy A.S. 7.00%, due 2/1/21 (a)	EUR	1,000,000	1,145,307

France 0.7%
CGG S.A. 6.875%, due 1/15/22		$2,000,000	1,630,000

Georgia 0.8%
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (a)		1,800,000	1,818,000

Guatemala 1.0%
Industrial Senior Trust 5.50%, due 11/1/22 (a)		2,200,000	2,168,100

	Principal Amount		Value

India 2.5%
Bharti Airtel International Netherlands B.V. Series Reg S 5.125%, due 3/11/23		$2,000,000	$2,167,000
Reliance Holding USA, Inc. 5.40%, due 2/14/22 (a)		2,000,000	2,205,026
Vedanta Resources PLC 8.25%, due 6/7/21 (a)		1,300,000	1,293,500

			5,665,526

Indonesia 4.2%
♦Pertamina Persero PT 5.625%, due 5/20/43 (a)		6,700,000	6,474,210
Perusahaan Listrik Negara PT Series Reg S 5.25%, due 10/24/42		3,000,000	2,835,000

			9,309,210

Ireland 1.4%
UT2 Funding PLC 5.321%, due 6/30/16	EUR	2,700,000	3,092,329

Kazakhstan 5.0%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)		$1,000,000	1,056,200
♦KazMunayGas National Co.
4.40%, due 4/30/23 (a)		6,000,000	5,685,000
5.75%, due 4/30/43 (a)		5,000,000	4,531,995

			11,273,195

Mexico 6.8%
Cemex Finance LLC 6.00%, due 4/1/24 (a)		3,000,000	3,076,800
Comision Federal de Electricidad 4.875%, due 1/15/24 (a)		2,000,000	2,154,000
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (a)		2,500,000	2,675,000
♦Petroleos Mexicanos
5.625%, due 1/23/46 (a)		3,000,000	3,006,300
6.50%, due 6/2/41		4,000,000	4,415,000

			15,327,100

Paraguay 1.2%
Banco Continental S.A.E. 8.875%, due 10/15/17 (a)		2,500,000	2,606,250

Peru 1.2%
BBVA Banco Continental S.A. 5.00%, due 8/26/22 (a)		2,500,000	2,681,250

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount		Value

Corporate Bonds (continued)
Russia 5.1%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)		$3,500,000	$3,613,750
Lukoil International Finance B.V. 6.656%, due 6/7/22 (a)		1,000,000	1,028,500
Metalloinvest Finance, Ltd. Series Reg S 5.625%, due 4/17/20		2,000,000	1,813,776
Novatek OAO via Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)		2,000,000	1,945,600
VimpelCom Holdings B.V. 7.504%, due 3/1/22 (a)		3,000,000	2,970,000

			11,371,626

Turkey 0.6%
Arcelik A.S. 5.00%, due 4/3/23 (a)		1,500,000	1,434,300

Ukraine 1.6%
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (a)		6,300,000	3,590,962

United Arab Emirates 1.3%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (a)		2,750,000	2,804,587

United Kingdom 1.2%
Lloyds Bank PLC 13.00%, due 12/19/21 (b)	AUD	3,000,000	2,736,165

Venezuela 1.5%
Petroleos de Venezuela S.A.
Series Reg S 9.00%, due 11/17/21		$900,000	438,660
Series Reg S 12.75%, due 2/17/22		5,000,000	2,937,500

			3,376,160

Total Corporate Bonds (Cost $109,801,301)			104,145,498

Government & Federal Agencies 47.9%
Bahrain 1.6%
Bahrain Government International Bond 6.125%, due 8/1/23 (a)		3,200,000	3,568,000

Belarus 0.8%
Republic of Belarus Series Reg S 8.95%, due 1/26/18		2,000,000	1,824,000

	Principal Amount		Value

Brazil 1.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/23	BRL	11,000,000	$3,186,647

Costa Rica 2.1%
Costa Rica Government International Bond 7.158%, due 3/12/45		$2,000,000	2,075,000
Instituto Costarricense de Electricidad 6.375%, due 5/15/43 (a)		3,000,000	2,583,750

			4,658,750

Croatia 1.0%
Republic of Croatia 6.375%, due 3/24/21 (a)		2,000,000	2,205,000

Dominican Republic 1.8%
Dominican Republic Series Reg S 7.50%, due 5/6/21		3,500,000	3,937,500

Gabon 1.2%
Gabonese Republic 6.375%, due 12/12/24 (a)		2,596,000	2,620,662

Georgia 1.0%
Republic of Georgia Series Reg S 6.875%, due 4/12/21		2,000,000	2,220,000

Ghana 0.9%
Republic of Ghana 7.875%, due 8/7/23 (a)		2,010,344	1,940,344

Greece 0.3%
Hellenic Republic Government Bond Series Reg S 3.00%, due 2/24/24 (c)	EUR	1,100,000	727,247

Hungary 3.4%
Hungary Government International Bond 7.625%, due 3/29/41		$2,000,000	2,875,000
Republic of Hungary 6.25%, due 1/29/20		4,250,000	4,859,939

			7,734,939

Indonesia 1.4%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)		3,000,000	3,082,500

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Government & Federal Agencies (continued)
Jamaica 0.3%
Jamaica Government 8.00%, due 6/24/19		$650,000	$719,462

Kenya 0.5%
Kenya Government International Bond 6.875%, due 6/24/24 (a)		1,000,000	1,055,000

Nigeria 1.0%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		2,000,000	2,140,000

Panama 1.8%
Republic of Panama 6.70%, due 1/26/36		3,058,000	3,952,465

Paraguay 2.9%
♦Republic of Paraguay 6.10%, due 8/11/44 (a)		6,000,000	6,480,000

Peru 3.5%
♦Republic of Peru 7.35%, due 7/21/25		5,800,000	7,844,500

Poland 3.0%
♦Poland Government Bond 5.75%, due 10/25/21	PLN	20,300,000	6,774,843

Russia 0.7%
Russian Federal Bond-OFZ 7.00%, due 1/25/23	RUB	100,000,000	1,582,217

Senegal 0.6%
Republic of Senegal 8.75%, due 5/13/21 (a)		$1,250,000	1,405,625

Sri Lanka 3.0%
♦Republic of Sri Lanka 6.25%, due 10/4/20 (a)		6,500,000	6,727,500

Turkey 6.2%
♦Republic of Turkey
6.00%, due 1/14/41		5,000,000	5,552,500
7.375%, due 2/5/25		2,225,000	2,733,969
♦Turkey Government Bond
7.10%, due 3/8/23	TRY	6,750,000	2,225,080
9.00%, due 3/8/17		9,400,000	3,490,796

			14,002,345

	Principal Amount		Value
Ukraine 2.4%
♦Ukraine Government
7.75%, due 9/23/20 (a)		$6,000,000	$2,730,000
7.80%, due 11/28/22 (a)		5,800,000	2,642,016

			5,372,016

Uruguay 1.9%
Republica Orient Uruguay 4.375%, due 12/15/28	UYU	112,667,921	4,275,603

Venezuela 2.2%
Republic of Venezuela Series Reg S 9.25%, due 5/7/28		$11,095,000	4,909,538

Vietnam 1.0%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)		2,000,000	2,257,500

Total Government & Federal Agencies (Cost $118,363,801)			107,204,203

Total Long-Term Bonds (Cost $228,165,102)			211,349,701

Short-Term Investment 4.0%
Repurchase Agreement 4.0%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $8,930,966 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.06% and a maturity date of 10/17/22, with a Principal Amount of $9,270,000 and a Market Value of $9,113,699)		8,930,966	8,930,966

Total Short-Term Investment (Cost $8,930,966)			8,930,966

Total Investments (Cost $237,096,068) (d)		98.4%	220,280,667
Other Assets, Less Liabilities		1.6	3,589,362
Net Assets		100.0%	$223,870,029

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

(d)	As of April 30, 2015, cost was $237,096,068 for federal income tax purposes and net unrealized deppreciation was as follows:

Gross unrealized appreciation	$8,707,842
Gross unrealized depreciation	(25,523,243)

Net unrealized depreciation	$(16,815,401)

As of April 30, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
New Russian Ruble vs. U.S. Dollar	7/16/15	HSBC Bank USA	RUB	196,300,000	$2,815,346	$899,588
Polish Zloty vs. Euro	7/16/15	HSBC Bank USA	PLN	11,200,000	EUR 2,643,817	132,293
South Korean Won vs. U.S. Dollar	7/16/15	HSBC Bank USA	KRW	4,400,000,000	$3,945,834	150,465

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	7/16/15	HSBC Bank USA	AUD	3,750,000	2,864,813	(90,908)
Brazilian Real vs. U.S. Dollar	7/16/15	Barclays Bank PLC	BRL	10,000,000	3,334,111	94,773
Euro vs. U.S. Dollar	7/16/15	HSBC Bank USA	EUR	9,000,000	10,188,720	73,441
New Russian Ruble vs. U.S. Dollar	7/16/15	HSBC Bank USA	RUB	196,300,000	3,745,468	30,534
Pound Sterling vs. U.S. Dollar	7/16/15	HSBC Bank USA	GBP	2,000,000	3,046,400	(22,072)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$1,268,114

The following abbreviations are used in the preceding pages :

AUD—Australian Dollar

BRL—Brazilian Real

EUR—Euro

GBP—British Pound Sterling

KRW—South Korean Won

PLN—Polish Zloty

RUB—New Russian Ruble

TRY—Turkish Lira

UYU—Uruguayan Peso

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$104,145,498	$—	$104,145,498
Government & Federal Agencies	—	107,204,203	—	107,204,203

Total Long-Term Bonds	—	211,349,701	—	211,349,701

Short-Term Investment
Repurchase Agreement	—	8,930,966	—	8,930,966

Total Investments in Securities	—	220,280,667	—	220,280,667

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,381,094	—	1,381,094

Total Investments in Securities and Other Financial Instruments	$—	$221,661,761	$—	$221,661,761

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(112,980)	$—	$(112,980)

Total Other Financial Instruments	$—	$(112,980)	$—	$(112,980)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $237,096,068)	$220,280,667
Cash denominated in foreign currencies (identified cost $860,136)	842,641
Receivables:
Interest	4,356,696
Fund shares sold	459,691
Other assets	41,342
Unrealized appreciation on foreign currency forward contracts	1,381,094

Total assets	227,362,131

Liabilities
Payables:
Investment securities purchased	2,111,076
Fund shares redeemed	710,063
Manager (See Note 3)	132,110
Transfer agent (See Note 3)	79,420
NYLIFE Distributors (See Note 3)	72,462
Professional fees	35,162
Shareholder communication	17,221
Custodian	13,195
Trustees	409
Accrued expenses	2,683
Dividend payable	205,321
Unrealized depreciation on foreign currency forward contracts	112,980

Total liabilities	3,492,102

Net assets	$223,870,029

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$220,307
Additional paid-in capital	244,828,900

245,049,207
Distributions in excess of net investment income	(510,206)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,091,066)
Net unrealized appreciation (depreciation) on investments	(16,815,401)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,237,495

Net assets	$223,870,029

Class A
Net assets applicable to outstanding shares	$112,257,440

Shares of beneficial interest outstanding	11,018,482

Net asset value per share outstanding	$10.19
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.67

Investor Class
Net assets applicable to outstanding shares	$25,892,445

Shares of beneficial interest outstanding	2,520,648

Net asset value per share outstanding	$10.27
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.75

Class B
Net assets applicable to outstanding shares	$9,625,405

Shares of beneficial interest outstanding	960,221

Net asset value and offering price per share outstanding	$10.02

Class C
Net assets applicable to outstanding shares	$44,226,360

Shares of beneficial interest outstanding	4,406,616

Net asset value and offering price per share outstanding	$10.04

Class I
Net assets applicable to outstanding shares	$31,868,379

Shares of beneficial interest outstanding	3,124,686

Net asset value and offering price per share outstanding	$10.20

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$8,479,521

Expenses
Manager (See Note 3)	835,186
Distribution/Service—Class A (See Note 3)	144,054
Distribution/Service—Investor Class (See Note 3)	31,050
Distribution/Service—Class B (See Note 3)	51,664
Distribution/Service—Class C (See Note 3)	236,254
Transfer agent (See Note 3)	235,036
Registration	44,064
Professional fees	33,653
Custodian	23,644
Shareholder communication	22,259
Trustees	2,241
Miscellaneous	6,939

Total expenses	1,666,044

Net investment income (loss)	6,813,477

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,988,252)
Foreign currency transactions	(831,473)

Net realized gain (loss) on investments and foreign currency transactions	(5,819,725)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,108,411)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,065,612

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(15,042,799)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(20,862,524)

Net increase (decrease) in net assets resulting from operations	$(14,049,047)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,813,477	$15,881,624
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(5,819,725)	6,552,220
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(15,042,799)	(10,599,271)

Net increase (decrease) in net assets resulting from operations	(14,049,047)	11,834,573

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,398,179)	(8,048,453)
Investor Class	(918,008)	(1,483,552)
Class B	(349,644)	(637,312)
Class C	(1,614,154)	(2,914,424)
Class I	(1,352,764)	(2,174,069)

	(8,632,749)	(15,257,810)

From net realized gain on investments:
Class A	(2,501,548)	(394,186)
Investor Class	(521,541)	(73,982)
Class B	(226,277)	(39,130)
Class C	(1,063,929)	(179,587)
Class I	(766,119)	(97,969)

	(5,079,414)	(784,854)

Total dividends and distributions to shareholders	(13,712,163)	(16,042,664)

Capital share transactions:
Net proceeds from sale of shares	18,626,615	75,401,872
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,856,210	12,511,591
Cost of shares redeemed	(47,020,305)	(122,883,639)

Increase (decrease) in net assets derived from capital share transactions	(17,537,480)	(34,970,176)

Net increase (decrease) in net assets	(45,298,690)	(39,178,267)

Net Assets
Beginning of period	269,168,719	308,346,986

End of period	$223,870,029	$269,168,719

Undistributed (distributions in excess of) net investment income at end of period	$(510,206)	$1,309,066

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.38		$11.52	$12.62	$11.83	$12.42	$11.09

Net investment income (loss) (a)	0.31		0.68	0.68	0.62	0.60	0.67
Net realized and unrealized gain (loss) on investments	(0.90)		(0.14)	(0.93)	1.11	(0.41)	1.33
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	(0.58)		0.54	(0.24)	1.75	0.22	2.05

Less dividends and distributions:
From net investment income	(0.39)		(0.65)	(0.86)	(0.64)	(0.65)	(0.72)
From net realized gain on investments	(0.22)		(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.61)		(0.68)	(0.86)	(0.96)	(0.81)	(0.72)

Net asset value at end of period	$10.19		$11.38	$11.52	$12.62	$11.83	$12.42

Total investment return (b)	(4.83	%)(c)	4.85%	(1.98%)	15.68%	1.96%	19.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.10	% ††	5.88%	5.58%	5.22%	5.03%	5.77%
Net expenses	1.22	% ††	1.17%	1.16%	1.17%	1.22%	1.25%
Portfolio turnover rate	12%		20%	36%	31%	65%	92%
Net assets at end of period (in 000’s)	$112,257		$132,654	$152,832	$179,430	$144,272	$159,834

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.46		$11.60	$12.71	$11.90	$12.49	$11.16

Net investment income (loss) (a)	0.30		0.66	0.67	0.61	0.59	0.66
Net realized and unrealized gain (loss) on investments	(0.90)		(0.14)	(0.94)	1.12	(0.41)	1.33
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	(0.59)		0.52	(0.26)	1.75	0.21	2.04

Less dividends and distributions:
From net investment income	(0.38)		(0.63)	(0.85)	(0.62)	(0.64)	(0.71)
From net realized gain on investments	(0.22)		(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.60)		(0.66)	(0.85)	(0.94)	(0.80)	(0.71)

Net asset value at end of period	$10.27		$11.46	$11.60	$12.71	$11.90	$12.49

Total investment return (b)	(4.88	%)(c)	4.64%	(2.18%)	15.52%	1.94%	18.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.93	% ††	5.71%	5.49%	5.10%	4.93%	5.65%
Net expenses	1.41	% ††	1.34%	1.30%	1.29%	1.32%	1.37%
Portfolio turnover rate	12%		20%	36%	31%	65%	92%
Net assets at end of period (in 000’s)	$25,892		$27,033	$27,918	$27,165	$23,439	$21,834

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.20		$11.35	$12.45	$11.68	$12.28	$10.97

Net investment income (loss) (a)	0.26		0.56	0.56	0.51	0.49	0.56
Net realized and unrealized gain (loss) on investments	(0.89)		(0.13)	(0.91)	1.09	(0.41)	1.32
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	(0.62)		0.43	(0.34)	1.62	0.11	1.93

Less dividends and distributions:
From net investment income	(0.34)		(0.55)	(0.76)	(0.53)	(0.55)	(0.62)
From net realized gain on investments	(0.22)		(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.56)		(0.58)	(0.76)	(0.85)	(0.71)	(0.62)

Net asset value at end of period	$10.02		$11.20	$11.35	$12.45	$11.68	$12.28

Total investment return (b)	(5.27	%)(c)	3.87%	(2.89%)	14.60%	1.13%	18.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.17	% ††	4.97%	4.70%	4.35%	4.18%	4.90%
Net expenses	2.16	% ††	2.09%	2.05%	2.04%	2.07%	2.12%
Portfolio turnover rate	12%		20%	36%	31%	65%	92%
Net assets at end of period (in 000’s)	$9,625		$12,109	$15,290	$20,101	$21,961	$27,314

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.22		$11.37	$12.46	$11.69	$12.29	$10.98

Net investment income (loss) (a)	0.26		0.56	0.56	0.51	0.49	0.56
Net realized and unrealized gain (loss) on investments	(0.89)		(0.13)	(0.90)	1.09	(0.41)	1.32
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	(0.62)		0.43	(0.33)	1.62	0.11	1.93

Less dividends and distributions:
From net investment income	(0.34)		(0.55)	(0.76)	(0.53)	(0.55)	(0.62)
From net realized gain on investments	(0.22)		(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.56)		(0.58)	(0.76)	(0.85)	(0.71)	(0.62)

Net asset value at end of period	$10.04		$11.22	$11.37	$12.46	$11.69	$12.29

Total investment return (b)	(5.25	%)(c)	3.87%	(2.80%)	14.59%	1.13%	18.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16	% ††	4.97%	4.69%	4.35%	4.18%	4.89%
Net expenses	2.16	% ††	2.09%	2.05%	2.04%	2.07%	2.12%
Portfolio turnover rate	12%		20%	36%	31%	65%	92%
Net assets at end of period (in 000’s)	$44,226		$56,199	$68,629	$91,002	$80,351	$87,597

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.39		$11.53	$12.63	$11.84	$12.43	$11.10

Net investment income (loss) (a)	0.32		0.71	0.71	0.66	0.63	0.69
Net realized and unrealized gain (loss) on investments	(0.90)		(0.14)	(0.93)	1.10	(0.41)	1.34
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	0.01	0.02	0.03	0.05

Total from investment operations	(0.57)		0.57	(0.21)	1.78	0.25	2.08

Less dividends and distributions:
From net investment income	(0.40)		(0.68)	(0.89)	(0.67)	(0.68)	(0.75)
From net realized gain on investments	(0.22)		(0.03)	—	(0.32)	(0.16)	—

Total dividends and distributions	(0.62)		(0.71)	(0.89)	(0.99)	(0.84)	(0.75)

Net asset value at end of period	$10.20		$11.39	$11.53	$12.63	$11.84	$12.43

Total investment return (b)	(4.70	%)(c)	5.11%	(1.73%)	15.95%	2.22%	19.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.34	% ††	6.13%	5.86%	5.47%	5.31%	5.89%
Net expenses	0.97	% ††	0.92%	0.91%	0.92%	0.97%	1.00%
Portfolio turnover rate	12%		20%	36%	31%	65%	92%
Net assets at end of period (in 000’s)	$31,868		$41,174	$43,678	$48,852	$36,027	$52,188

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

22	MainStay Global High Income Fund

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
•Equityand credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

23

Notes to Financial Statements (Unaudited) (continued)

Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of April 30, 2015, the Fund did not hold any illiquid securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

24	MainStay Global High Income Fund

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank

25

Notes to Financial Statements (Unaudited) (continued)

and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(M)  Concentration of Risk.  The Fund’s principal investments include high yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$1,381,094	$1,381,094

Total Fair Value		$1,381,094	$1,381,094

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(112,980)	$(112,980)

Total Fair Value		$(112,980)	$(112,980)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$(212,201)	$(212,201)

Total Realized Gain (Loss)		$(212,201)	$(212,201)

26	MainStay Global High Income Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$1,034,870	$1,034,870

Total Change in Unrealized Appreciation (Depreciation)		$1,034,870	$1,034,870

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$31,108,970	$31,108,970
Forward Contracts Short	$(46,366,917)	$(46,366,917)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2015, the effective management fee rate was 0.72% inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $835,186.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,337 and $4,581, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class B and Class C shares of $44, $10,395 and $6,269, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$79,283
Investor Class	39,993
Class B	16,603
Class C	75,905
Class I	23,252

27

Notes to Financial Statements (Unaudited) (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$6,077,459	5.4%

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$15,574,034
Long-Term Capital Gain	468,630
Total	$16,042,664

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than U.S. government securities and short-term securities, were $26,059 and $51,026, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	939,641	$9,549,139
Shares issued to shareholders in reinvestment of dividends and distributions	614,556	6,082,012
Shares redeemed	(2,105,361)	(21,444,114)

Net increase (decrease) in shares outstanding before conversion	(551,164)	(5,812,963)
Shares converted into Class A (See Note 1)	22,152	219,907
Shares converted from Class A (See Note 1)	(112,615)	(1,116,012)

Net increase (decrease)	(641,627)	$(6,709,068)

Year ended October 31, 2014:
Shares sold	3,644,311	$42,186,523
Shares issued to shareholders in reinvestment of dividends and distributions	640,431	7,335,120
Shares redeemed	(6,025,634)	(69,379,886)

Net increase (decrease) in shares outstanding before conversion	(1,740,892)	(19,858,243)
Shares converted into Class A (See Note 1)	193,471	2,247,327
Shares converted from Class A (See Note 1)	(60,956)	(694,285)

Net increase (decrease)	(1,608,377)	$(18,305,201)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	111,629	$1,149,048
Shares issued to shareholders in reinvestment of dividends and distributions	142,227	1,418,805
Shares redeemed	(239,009)	(2,457,009)

Net increase (decrease) in shares outstanding before conversion	14,847	110,844
Shares converted into Investor Class (See Note 1)	161,889	1,629,842
Shares converted from Investor Class (See Note 1)	(14,021)	(140,275)

Net increase (decrease)	162,715	$1,600,411

Year ended October 31, 2014:
Shares sold	239,916	$2,784,358
Shares issued to shareholders in reinvestment of dividends and distributions	132,561	1,528,834
Shares redeemed	(427,542)	(4,921,196)

Net increase (decrease) in shares outstanding before conversion	(55,065)	(608,004)
Shares converted into Investor Class (See Note 1)	165,726	1,915,727
Shares converted from Investor Class (See Note 1)	(158,833)	(1,865,702)

Net increase (decrease)	(48,172)	$(557,979)

28	MainStay Global High Income Fund

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	63,810	$638,163
Shares issued to shareholders in reinvestment of dividends and distributions	49,179	478,478
Shares redeemed	(173,920)	(1,744,982)

Net increase (decrease) in shares outstanding before conversion	(60,931)	(628,341)
Shares converted from Class B (See Note 1)	(59,553)	(593,462)

Net increase (decrease)	(120,484)	$(1,221,803)

Year ended October 31, 2014:
Shares sold	95,319	$1,078,510
Shares issued to shareholders in reinvestment of dividends and distributions	49,394	556,580
Shares redeemed	(269,067)	(3,026,283)

Net increase (decrease) in shares outstanding before conversion	(124,354)	(1,391,193)
Shares converted from Class B (See Note 1)	(141,633)	(1,603,067)

Net increase (decrease)	(265,987)	$(2,994,260)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	308,638	$3,123,315
Shares issued to shareholders in reinvestment of dividends and distributions	214,681	2,090,495
Shares redeemed	(1,126,951)	(11,344,026)

Net increase (decrease)	(603,632)	$(6,130,216)

Year ended October 31, 2014:
Shares sold	803,844	$9,154,739
Shares issued to shareholders in reinvestment of dividends and distributions	206,954	2,335,628
Shares redeemed	(2,038,963)	(22,961,607)

Net increase (decrease)	(1,028,165)	$(11,471,240)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	414,696	$4,166,950
Shares issued to shareholders in reinvestment of dividends and distributions	79,356	786,420
Shares redeemed	(984,784)	(10,030,174)

Net increase (decrease)	(490,732)	$(5,076,804)

Year ended October 31, 2014:
Shares sold	1,736,065	$20,197,742
Shares issued to shareholders in reinvestment of dividends and distributions	65,849	755,429
Shares redeemed	(1,975,023)	(22,594,667)

Net increase (decrease)	(173,109)	$(1,641,496)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Global High Income Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit

Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

30	MainStay Global High Income Fund

managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because

MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and] the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

32	MainStay Global High Income Fund

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Global High Income Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1653786 MS139-15	MSGH10-06/15 NL020

MainStay International Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.98 6.85%	–5.51 –0.01%	3.07 4.24%	4.23 4.82%	1.34 1.34%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.79 6.65	–5.84 –0.36	2.74 3.91	4.00 4.59	1.67 1.67
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.30 6.30	–6.04 –1.09	2.78 3.14	3.79 3.79	2.42 2.42
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.29 6.29	–2.08 –1.09	3.16 3.16	3.80 3.80	2.42 2.42
Class I Shares	No Sales Charge		7.03	0.26	4.52	5.19	1.09
Class R1 Shares	No Sales Charge		6.95	0.15	4.41	5.06	1.19
Class R2 Shares	No Sales Charge		6.87	–0.05	4.16	4.82	1.44
Class R3 Shares[4]	No Sales Charge		6.74	–0.35	3.90	4.53	1.69

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 4.79% for Class A, 3.76% for Class B, 3.78% for Class C, 5.17% for Class I, 5.03% for Class R1, and 4.80% for Class R2 for the ten-year period ended April 30, 2015. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[5]	5.56%	2.63%	6.04%	6.26%
MSCI EAFE® Index[6]	6.81	1.66	7.40	5.62
Average Lipper International Multi-Cap Growth Fund[7]	6.30	3.49	7.11	5.74

5.

The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI ACWI® Ex U.S. as its primary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper international multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,068.50	$6.87	$1,018.10	$6.71

Investor Class Shares	$1,000.00	$1,066.50	$8.71	$1,016.40	$8.50

Class B Shares	$1,000.00	$1,063.00	$12.53	$1,012.60	$12.23

Class C Shares	$1,000.00	$1,062.90	$12.53	$1,012.60	$12.23

Class I Shares	$1,000.00	$1,070.30	$5.60	$1,019.40	$5.46

Class R1 Shares	$1,000.00	$1,069.50	$6.11	$1,018.90	$5.96

Class R2 Shares	$1,000.00	$1,068.70	$7.39	$1,017.70	$7.20

Class R3 Shares	$1,000.00	$1,067.40	$8.66	$1,016.40	$8.45

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.34% for Class A, 1.70% for Investor Class, 2.45% for Class B and Class C, 1.09% for Class I, 1.19% for Class R1, 1.44% for Class R2 and 1.69% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2015 (Unaudited)

United Kingdom	19.2%
Germany	11.7
United States	11.6
Spain	7.5
Switzerland	7.3
Ireland	6.5
Sweden	5.9
China	5.7
Israel	4.2
Japan	3.8
France	3.5

Brazil	2.8%
India	2.3
Thailand	1.7
Panama	1.6
Belgium	1.2
Italy	1.1
Indonesia	0.7
United Arab Emirates	0.2
Other Assets, Less Liabilities	1.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Grifols S.A.
2.	Fresenius Medical Care A.G. & Co. KGaA
3.	Perrigo Co. PLC
4.	Check Point Software Technologies, Ltd.
5.	Wirecard A.G.
6.	Hexagon AB Class B
7.	Samsonite International S.A.
8.	United Internet A.G.
9.	SABMiller PLC
10.	Whitbread PLC

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay International Equity Fund returned 6.85% for Class A shares, 6.65% for Investor Class shares, 6.30% for Class B shares and 6.29% for Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 7.03%, Class R1 shares returned 6.95%, Class R2 shares returned 6.87% and Class R3 shares returned 6.74%. For the six months ended April 30, 2015, all share classes outperformed the 5.56% return of the MSCI ACWI® Ex U.S.1 which is the Fund’s primary benchmark. Over the same period, Class A, Class I, Class R1 and Class R2 shares outperformed—and Investor Class, Class B, Class C and Class R3 shares underperformed—the 6.81% return of the MSCI EAFE® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2015, Class B shares matched, Class C shares underperformed and all other share classes outperformed the 6.30% return of the Average Lipper2 International Multi-Cap Growth Fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance benefited from positive contributions from sector and country allocation during the reporting period. (Contributions take weightings and total returns into account.) The contribution from stock selection was mixed. The positive impact from sector allocation was driven by our overweight allocations in the health care and information technology sectors and our underweight positioning in the energy sector. The positive impact from country allocation was driven by overweight allocations in Ireland and Germany and our underweight allocation in Australia. The contribution from stock selection was positive on a country basis and came mainly from Germany, India and Spain. The contribution from stock selection was negative on a sector basis and came mainly from the consumer staples, consumer discretionary and energy sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S were health care, information technology and materials. The health care and information technology sectors benefited from favorable allocation effects. The Fund held overweight allocations in both sectors, and both outperformed the Index during the reporting period. The materials sector had a neutral allocation effect overall. All three sectors benefited from a positive contribution from stock selection. The sectors that detracted the most from the Fund’s relative performance were consumer staples, consumer discretionary and industrials. The allocation effect was fairly limited in these sectors. Stock selection, however, was negative due to a variety of industry- and company-specific factors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributing stocks during the reporting period were German Internet payment-services company Wirecard, Ireland-based clinical research outsourcer ICON and Ireland-based private-label over-the-counter pharmaceuticals manufacturer Perrigo. Wirecard and ICON benefited from continued strong execution and results, while Perrigo received a bid from a larger pharmaceutical company. The leading detractors were Mexican over-the-counter and personal-care product company Genomma Lab, U.K. oil and gas facilities solutions provider Petrofac and Brazilian health-insurance benefits company Qualicorp. Genomma underperformed after reporting disappointing results, while Petrofac suffered because of declining crude oil prices. Qualicorp underperformed because of a multitude of challenges presently facing Brazil. The difficulties were exacerbated by devaluation of the local currency.

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Swiss connectivity and sensor solutions designer TE Connectivity, Chinese Internet company NetEase and Spanish pharmaceuticals company Almirall. Notable sales during the reporting period included German industrial gas company Linde, German athletic wear and accessories manufacturer Adidas and German chemicals distributor Brenntag.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its weightings in the information technology, health care and consumer discretionary sectors. Over the same period, the Fund decreased its weightings in the financials, materials and industrials sectors.

1.	Please see footnote on page 6 for more information on this index.
2.	Please see footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and industrials sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials, energy and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 97.0%†
Belgium 1.2%
Fagron (Health Care Providers & Services)	90,843	$4,009,584

Brazil 2.8%
Cielo S.A. (IT Services)	373,332	5,196,749
Qualicorp S.A. (Health Care Providers & Services) (a)	491,605	4,046,467

		9,243,216

China 5.7%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	22,233	4,452,826
Mindray Medical International, Ltd., ADR (Health Care Equipment & Supplies)	242,315	7,482,687
NetEase, Inc., ADR (Internet Software & Services)	54,785	7,022,889

		18,958,402

France 3.5%
Bureau Veritas S.A. (Professional Services)	237,902	5,594,349
Essilor International S.A. (Health Care Equipment & Supplies)	50,884	6,181,734

		11,776,083

Germany 11.7%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	176,349	14,874,118
♦United Internet A.G. (Internet Software & Services)	255,061	11,498,195
♦Wirecard A.G. (IT Services)	291,286	12,828,942

		39,201,255

India 2.3%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	219,374	4,070,030
Lupin, Ltd. (Pharmaceuticals)	127,210	3,554,301

		7,624,331

Indonesia 0.7%
Media Nusantara Citra Tbk PT (Media)	13,193,216	2,239,713
Tower Bersama Infrastructure Tbk PT (Wireless Telecommunication Services)	205,231	133,900

		2,373,613

Ireland 6.5%
ICON PLC (Life Sciences Tools & Services) (a)	155,952	10,033,952
Paddy Power PLC (Hotels, Restaurants & Leisure)	47,196	4,220,695
Shire PLC (Pharmaceuticals)	89,780	7,304,339

		21,558,986

	Shares	Value

Israel 4.2%
♦Check Point Software Technologies, Ltd. (Software) (a)	163,438	$13,643,805
Strauss Group, Ltd. (Food Products) (a)	25,665	456,619

		14,100,424

Italy 1.1%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	79,244	3,618,403

Japan 3.8%
Start Today Co., Ltd. (Internet & Catalog Retail)	241,132	5,950,060
Sysmex Corp. (Health Care Equipment & Supplies)	122,374	6,761,548

		12,711,608

Panama 1.6%
Copa Holdings S.A. Class A (Airlines)	48,863	5,418,418

Spain 7.5%
Almirall S.A. (Pharmaceuticals) (a)	319,115	6,018,964
Applus Services S.A. (Professional Services) (a)	329,254	3,975,905
♦Grifols S.A. (Biotechnology)	350,168	14,919,079

		24,913,948

Sweden 5.9%
♦Hexagon AB Class B (Electronic Equipment, Instruments & Components)	324,890	12,035,825
Svenska Handelsbanken AB Class A (Banks)	163,657	7,528,354

		19,564,179

Switzerland 7.3%
DKSH Holding A.G. (Professional Services) (a)	61,847	4,872,095
Syngenta A.G. (Chemicals)	26,109	8,776,876
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	137,196	9,130,394
Tecan Group A.G. (Life Sciences Tools & Services)	11,746	1,559,850

		24,339,215

Thailand 1.7%
Kasikornbank PCL (Banks)	897,044	5,696,745

United Arab Emirates 0.2%
Al Noor Hospitals Group PLC (Health Care Providers & Services)	51,929	713,295

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom 19.2%
Abcam PLC (Biotechnology)	381,869	$3,066,008
Aggreko PLC (Commercial Services & Supplies)	300,627	7,602,156
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	516,919	8,787,056
Experian PLC (Professional Services)	496,323	8,873,611
HomeServe PLC (Commercial Services & Supplies)	26,522	155,117
Intertek Group PLC (Professional Services)	176,386	7,039,720
Jardine Lloyd Thompson Group PLC (Insurance)	42,526	692,903
Johnson Matthey PLC (Chemicals)	119,670	6,132,740
♦SABMiller PLC (Beverages)	209,382	11,093,608
♦Whitbread PLC (Hotels, Restaurants & Leisure)	133,381	10,741,742

		64,184,661

United States 10.1%
Accenture PLC Class A (IT Services)	77,006	7,134,606
♦Perrigo Co. PLC (Pharmaceuticals)	80,359	14,728,197
♦Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	3,262,200	11,912,922

		33,775,725

Total Common Stocks (Cost $262,262,604)		323,782,091

	Principal Amount
Short-Term Investment 1.5%
Repurchase Agreement 1.5%
United States 1.5%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $4,940,180 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.06% and a maturity date of 10/17/22, with a Principal Amount of $5,130,000 and a Market Value of $5,043,503) (Capital Markets)	$4,940,180	4,940,180

Total Short-Term Investment (Cost $4,940,180)		4,940,180

Total Investments (Cost $267,202,784) (b)	98.5%	328,722,271
Other Assets, Less Liabilities	1.5	5,079,053
Net Assets	100.0%	$333,801,324
(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $268,956,513 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$71,572,996
Gross unrealized depreciation	(11,807,238)

Net unrealized appreciation	$59,765,758

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Belgium	$—		$4,009,584	$—	$4,009,584
France	—		11,776,083	—	11,776,083
Germany	—		39,201,255	—	39,201,255
India	—		7,624,331	—	7,624,331
Indonesia	—		2,373,613	—	2,373,613
Ireland	10,033,952		11,525,034	—	21,558,986
Israel	13,643,805		456,619	—	14,100,424
Italy	—		3,618,403	—	3,618,403
Japan	—		12,711,608	—	12,711,608
Spain	—		24,913,948	—	24,913,948
Sweden	—		19,564,179	—	19,564,179
Switzerland	9,130,394		15,208,821	—	24,339,215
Thailand	—		5,696,745	—	5,696,745
United Arab Emirates	—		713,295	—	713,295
United Kingdom	—		64,184,661	—	64,184,661
United States	21,862,803		11,912,922	—	33,775,725
All Other Countries	33,620,036		—	—	33,620,036

Total Common Stocks	88,290,990		235,491,101	—	323,782,091

Short-Term Investment
Repurchase Agreement	—		4,940,180	—	4,940,180

Total Investments in Securities	$88,290,990	$		$—	$328,722,271

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $210,311,537 held by the Fund at October 31, 2014, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$5,418,418	1.6%
Banks	13,225,099	4.0
Beverages	11,093,608	3.3
Biotechnology	17,985,087	5.4
Capital Markets	4,940,180	1.5
Chemicals	14,909,616	4.5
Commercial Services & Supplies	7,757,273	2.3
Electronic Equipment, Instruments & Components	21,166,219	6.3
Food Products	456,619	0.1
Health Care Equipment & Supplies	24,044,372	7.2
Health Care Providers & Services	23,643,464	7.1
Hotels, Restaurants & Leisure	14,962,437	4.5
Insurance	692,903	0.2
Internet & Catalog Retail	5,950,060	1.8
Internet Software & Services	22,973,910	6.9
IT Services	25,160,297	7.5
Life Sciences Tools & Services	11,593,802	3.5
Media	2,239,713	0.7
Pharmaceuticals	31,605,801	9.5
Professional Services	30,355,680	9.1
Semiconductors & Semiconductor Equipment	8,787,056	2.6
Software	13,643,805	4.1
Textiles, Apparel & Luxury Goods	11,912,922	3.6
Thrifts & Mortgage Finance	4,070,030	1.2
Wireless Telecommunication Services	133,900	0.0 ‡

	328,722,271	98.5
Other Assets, Less Liabilities	5,079,053	1.5

Net Assets	$333,801,324	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $267,202,784)	$328,722,271
Cash denominated in foreign currencies (identified cost $5,139,241)	5,278,412
Receivables:
Dividends	728,481
Fund shares sold	47,908
Other assets	62,529

Total assets	334,839,601

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	420,681
Manager (See Note 3)	245,284
Fund shares redeemed	118,522
Transfer agent (See Note 3)	87,598
Investment securities purchased	49,789
Shareholder communication	35,332
NYLIFE Distributors (See Note 3)	33,882
Professional fees	27,210
Custodian	18,068
Trustees	296
Accrued expenses	1,615

Total liabilities	1,038,277

Net assets	$333,801,324

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$240,569
Additional paid-in capital	368,912,534

369,153,103
Net investment loss	(1,843,136)
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(94,732,727)
Net unrealized appreciation (depreciation) on investments (b)	61,098,806
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	125,278

Net assets	$333,801,324

Class A
Net assets applicable to outstanding shares	$46,411,788

Shares of beneficial interest outstanding	3,336,147

Net asset value per share outstanding	$13.91
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.72

Investor Class
Net assets applicable to outstanding shares	$35,580,866

Shares of beneficial interest outstanding	2,561,087

Net asset value per share outstanding	$13.89
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.70

Class B
Net assets applicable to outstanding shares	$10,498,889

Shares of beneficial interest outstanding	829,082

Net asset value and offering price per share outstanding	$12.66

Class C
Net assets applicable to outstanding shares	$8,663,475

Shares of beneficial interest outstanding	683,937

Net asset value and offering price per share outstanding	$12.67

Class I
Net assets applicable to outstanding shares	$224,636,915

Shares of beneficial interest outstanding	16,071,442

Net asset value and offering price per share outstanding	$13.98

Class R1
Net assets applicable to outstanding shares	$3,430,371

Shares of beneficial interest outstanding	246,803

Net asset value and offering price per share outstanding	$13.90

Class R2
Net assets applicable to outstanding shares	$3,340,474

Shares of beneficial interest outstanding	239,341

Net asset value and offering price per share outstanding	$13.96

Class R3
Net assets applicable to outstanding shares	$1,238,546

Shares of beneficial interest outstanding	89,071

Net asset value and offering price per share outstanding	$13.91

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $420,681.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,687,119

Expenses
Manager (See Note 3)	1,424,703
Transfer agent (See Note 3)	246,570
Distribution/Service—Class A (See Note 3)	56,499
Distribution/Service—Investor Class (See Note 3)	42,872
Distribution/Service—Class B (See Note 3)	52,994
Distribution/Service—Class C (See Note 3)	41,890
Distribution/Service—Class R2 (See Note 3)	4,271
Distribution/Service—Class R3 (See Note 3)	2,968
Registration	51,018
Custodian	45,192
Professional fees	33,339
Shareholder communication	26,278
Shareholder service (See Note 3)	4,021
Trustees	2,884
Miscellaneous	12,468

Total expenses	2,047,967

Net investment income (loss)	(360,848)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	1,654,247
Foreign currency transactions	(762,396)

Net realized gain (loss) on investments and foreign currency transactions	891,851

Net change in unrealized appreciation (depreciation) on:
Investments (c)	20,461,603
Translation of other assets and liabilities in foreign currencies	225,244

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	20,686,847

Net realized and unrealized gain (loss) on investments and foreign currency transactions	21,578,698

Net increase (decrease) in net assets resulting from operations	$21,217,850

(a)	Dividends recorded net of foreign withholding taxes in the amount of $130,489.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $145,783.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $(190,515).

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(360,848)	$1,985,865
Net realized gain (loss) on investments and foreign currency transactions	891,851	18,518,940
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	20,686,847	(26,407,034)

Net increase (decrease) in net assets resulting from operations	21,217,850	(5,902,229)

Dividends to shareholders:
From net investment income:
Class A	(317,497)	(104,575)
Investor Class	(121,357)	—
Class I	(2,065,815)	(888,640)
Class R1	(30,669)	(12,291)
Class R2	(20,968)	(2,670)
Class R3	(3,390)	—

Total dividends to shareholders	(2,559,696)	(1,008,176)

Capital share transactions:
Net proceeds from sale of shares	31,945,203	79,283,562
Net asset value of shares issued to shareholders in reinvestment of dividends	2,539,150	998,817
Cost of shares redeemed	(51,234,336)	(77,096,545)

Increase (decrease) in net assets derived from capital share transactions	(16,749,983)	3,185,834

Net increase (decrease) in net assets	1,908,171	(3,724,571)

Net Assets
Beginning of period	331,893,153	335,617,724

End of period	$333,801,324	$331,893,153

Undistributed net investment income (loss) at end of period	$(1,843,136)	$1,077,408

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.11		$13.37	$11.68	$10.82	$12.66	$12.24

Net investment income (loss) (a)	(0.02)		0.07	0.05	0.10	0.26	0.25	(b)
Net realized and unrealized gain (loss) on investments	0.93		(0.26)	1.75	1.07	(1.63)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	0.89		(0.23)	1.79	1.17	(1.46)	0.77

Less dividends:
From net investment income	(0.09)		(0.03)	(0.10)	(0.31)	(0.38)	(0.35)

Redemption fee (a)(c)	—		—	—	—	—	0.00	‡

Net asset value at end of period	$13.91		$13.11	$13.37	$11.68	$10.82	$12.66

Total investment return (d)	6.85	% (e)	(1.76%)	15.43%	11.27%	(11.96%)	6.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30	%)††	0.51%	0.38%	0.87%	2.11%	2.11	%(b)
Net expenses	1.34	% ††	1.34%	1.40%	1.43%	1.46%	1.44%
Portfolio turnover rate	19%		37%	29%	43%	80%	54%
Net assets at end of period (in 000’s)	$46,412		$45,882	$57,948	$60,303	$72,699	$104,169

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.07		$13.35	$11.66	$10.81	$12.66	$12.24

Net investment income (loss) (a)	(0.04)		0.03	0.01	0.06	0.21	0.22	(b)
Net realized and unrealized gain (loss) on investments	0.93		(0.27)	1.75	1.07	(1.62)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	0.87		(0.28)	1.75	1.13	(1.50)	0.74

Less dividends:
From net investment income	(0.05)		—	(0.06)	(0.28)	(0.35)	(0.32)

Redemption fee (a)(c)	—		—	—	—	—	0.00	‡

Net asset value at end of period	$13.89		$13.07	$13.35	$11.66	$10.81	$12.66

Total investment return (d)	6.65	% (e)	(2.10%)	15.07%	10.81%	(12.19%)	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64	%)††	0.19%	0.05%	0.54%	1.77%	1.82	%(b)
Net expenses	1.70	% ††	1.67%	1.72%	1.77%	1.71%	1.75%
Portfolio turnover rate	19%		37%	29%	43%	80%	54%
Net assets at end of period (in 000’s)	$35,581		$34,377	$37,457	$34,822	$34,895	$39,843

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013		2012	2011	2010
Net asset value at beginning of period	$11.91		$12.26	$10.73		$9.95	$11.67	$11.33

Net investment income (loss) (a)	(0.09)		(0.07)	(0.08)		(0.02)	0.11	0.12	(b)
Net realized and unrealized gain (loss) on investments	0.86		(0.24)	1.62		0.99	(1.49)	0.39
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.04)	(0.01)		0.00 ‡	(0.08)	0.07

Total from investment operations	0.75		(0.35)	1.53		0.97	(1.46)	0.58

Less dividends:
From net investment income	—		—	—		(0.19)	(0.26)	(0.24)

Redemption fee (a)(c)	—		—	—		—	—	0.00	‡

Net asset value at end of period	$12.66		$11.91	$12.26		$10.73	$9.95	$11.67

Total investment return (d)	6.30	% (e)	(2.85%)	14.26	% (f)	10.05%	(12.81%)	5.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.42	%)††	(0.57%)	(0.73%)		(0.22%)	1.02%	1.04	%(b)
Net expenses	2.45	% ††	2.42%	2.47%		2.52%	2.46%	2.50%
Portfolio turnover rate	19%		37%	29%		43%	80%	54%
Net assets at end of period (in 000’s)	$10,499		$11,058	$13,981		$16,186	$20,509	$31,314

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.92		$12.26	$10.74	$9.96	$11.68	$11.32

Net investment income (loss) (a)	(0.08)		(0.07)	(0.08)	(0.02)	0.12	0.12	(b)
Net realized and unrealized gain (loss) on investments	0.85		(0.24)	1.61	0.99	(1.50)	0.41
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.03)	(0.01)	0.00 ‡	(0.08)	0.07

Total from investment operations	0.75		(0.34)	1.52	0.97	(1.46)	0.60

Less dividends:
From net investment income	—		—	—	(0.19)	(0.26)	(0.24)

Redemption fee (a)(c)	—		—	—	—	—	0.00	‡

Net asset value at end of period	$12.67		$11.92	$12.26	$10.74	$9.96	$11.68

Total investment return (d)	6.29	% (e)	(2.77%)	14.15%	10.05%	(12.88%)	5.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.40	%)††	(0.57%)	(0.71%)	(0.21%)	1.07%	1.09	%(b)
Net expenses	2.45	% ††	2.42%	2.47%	2.52%	2.46%	2.50%
Portfolio turnover rate	19%		37%	29%	43%	80%	54%
Net assets at end of period (in 000’s)	$8,663		$8,383	$10,088	$11,111	$12,960	$19,242

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.19		$13.45	$11.75	$10.89	$12.75	$12.33

Net investment income (loss) (a)	(0.00	)‡	0.11	0.08	0.13	0.26	0.29	(b)
Net realized and unrealized gain (loss) on investments	0.94		(0.27)	1.76	1.07	(1.62)	0.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	0.92		(0.20)	1.83	1.20	(1.45)	0.80

Less dividends:
From net investment income	(0.13)		(0.06)	(0.13)	(0.34)	(0.41)	(0.38)

Redemption fee (a)(c)	—		—	—	—	—	0.00	‡

Net asset value at end of period	$13.98		$13.19	$13.45	$11.75	$10.89	$12.75

Total investment return (d)	7.03	% (e)	(1.49%)	15.72%	11.45%	(11.73%)	6.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03	%)††	0.79%	0.62%	1.15%	2.16%	2.40	%(b)
Net expenses	1.09	% ††	1.09%	1.14%	1.18%	1.21%	1.18%
Portfolio turnover rate	19%		37%	29%	43%	80%	54%
Net assets at end of period (in 000’s)	$224,637		$223,797	$202,289	$177,726	$184,373	$373,332

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R1	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.11		$13.37	$11.67	$10.82	$12.67	$12.25

Net investment income (loss) (a)	(0.01)		0.09	0.06	0.11	0.26	0.27	(b)
Net realized and unrealized gain (loss) on investments	0.93		(0.27)	1.76	1.07	(1.62)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	0.90		(0.22)	1.81	1.18	(1.45)	0.79

Less dividends:
From net investment income	(0.11)		(0.04)	(0.11)	(0.33)	(0.40)	(0.37)

Redemption fee (a)(c)	—		—	—	—	—	0.00	‡

Net asset value at end of period	$13.90		$13.11	$13.37	$11.67	$10.82	$12.67

Total investment return (d)	6.95	% (e)	(1.63%)	15.68%	11.41%	(11.89%)	6.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17	%)††	0.66%	0.49%	1.04%	2.12%	2.30	%(b)
Net expenses	1.19	% ††	1.19%	1.25%	1.28%	1.31%	1.29%
Portfolio turnover rate	19%		37%	29%	43%	80%	54%
Net assets at end of period (in 000’s)	$3,430		$3,597	$4,003	$4,677	$4,760	$6,225

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.14		$13.40	$11.70	$10.84	$12.69	$12.27

Net investment income (loss) (a)	(0.03)		0.05	0.03	0.09	0.24	0.25	(b)
Net realized and unrealized gain (loss) on investments	0.95		(0.26)	1.76	1.06	(1.63)	0.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.04)	(0.01)	0.00 ‡	(0.09)	0.08

Total from investment operations	0.90		(0.25)	1.78	1.15	(1.48)	0.76

Less dividends:
From net investment income	(0.08)		(0.01)	(0.08)	(0.29)	(0.37)	(0.34)

Redemption fee (a)(c)	—		—	—	—	—	0.00	‡

Net asset value at end of period	$13.96		$13.14	$13.40	$11.70	$10.84	$12.69

Total investment return (d)	6.87	% (e)	(1.88%)	15.34%	11.12%	(12.09%)	6.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.43	%)††	0.36%	0.26%	0.82%	2.02%	2.09	%(b)
Net expenses	1.44	% ††	1.44%	1.49%	1.53%	1.55%	1.54%
Portfolio turnover rate	19%		37%	29%	43%	80%	54%
Net assets at end of period (in 000’s)	$3,340		$3,509	$8,487	$10,545	$12,176	$10,942

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.07		$13.35	$11.64	$10.79	$12.64	$12.24

Net investment income (loss) (a)	(0.04)		0.02	(0.01)	0.06	0.24	0.24	(b)
Net realized and unrealized gain (loss) on investments	0.94		(0.26)	1.76	1.06	(1.65)	0.41
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.04)	(0.01)	0.00 ‡	(0.09)	0.07

Total from investment operations	0.88		(0.28)	1.74	1.12	(1.50)	0.72

Less dividends:
From net investment income	(0.04)		—	(0.03)	(0.27)	(0.35)	(0.32)

Redemption fee (a)(c)	—		—	—	—	—	0.00	‡

Net asset value at end of period	$13.91		$13.07	$13.35	$11.64	$10.79	$12.64

Total investment return (d)	6.74	% (e)	(2.10%)	15.02%	10.82%	(12.28%)	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64	%)††	0.17%	(0.05%)	0.56%	1.98%	2.00	%(b)
Net expenses	1.69	% ††	1.69%	1.74%	1.78%	1.80%	1.79%
Portfolio turnover rate	19%		37%	29%	43%	80%	54%
Net assets at end of period (in 000’s)	$1,239		$1,291	$1,365	$2,218	$1,592	$737

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market

22	MainStay International Equity Fund

participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, certain foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

23

Notes to Financial Statements (Unaudited) (continued)

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between

24	MainStay International Equity Fund

the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million and 0.85% in excess of $500 million.

During the six-month period ended April 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $1,424,703.

25

Notes to Financial Statements (Unaudited) (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,719
Class R2	1,708
Class R3	594

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,978 and $4,537, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $55, $86, $5,494 and $1,248, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$21,559
Investor Class	76,783
Class B	23,746
Class C	18,756
Class I	101,885
Class R1	1,642
Class R2	1,633
Class R3	566

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$79,664,212	35.5%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $95,351,400 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-

26	MainStay International Equity Fund

holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$6,065	$—
2017	53,693	—
2019	35,593	—
Total	$95,351	$—

The Fund utilized $95,351,400 of capital loss carryforwards during the six-month period ended April 30, 2015.

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$1,008,176

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $60,974 and $77,958, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	151,434	$2,028,210
Shares issued to shareholders in reinvestment of dividends and distributions	23,755	309,772
Shares redeemed	(356,838)	(4,754,034)

Net increase (decrease) in shares outstanding before conversion	(181,649)	(2,416,052)
Shares converted into Class A (See Note 1)	25,137	339,443
Shares converted from Class A (See Note 1)	(7,910)	(106,625)

Net increase (decrease)	(164,422)	$(2,183,234)

Year ended October 31, 2014:
Shares sold	333,842	$4,534,407
Shares issued to shareholders in reinvestment of dividends and distributions	7,789	102,186
Shares redeemed	(1,259,277)	(17,083,099)

Net increase (decrease) in shares outstanding before conversion	(917,646)	(12,446,506)
Shares converted into Class A (See Note 1)	125,799	1,750,074
Shares converted from Class A (See Note 1)	(41,472)	(552,930)

Net increase (decrease)	(833,319)	$(11,249,362)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	85,229	$1,146,173
Shares issued to shareholders in reinvestment of dividends and distributions	9,268	120,756
Shares redeemed	(211,256)	(2,823,277)

Net increase (decrease) in shares outstanding before conversion	(116,759)	(1,556,348)
Shares converted into Investor Class (See Note 1)	66,883	878,380
Shares converted from Investor Class (See Note 1)	(19,864)	(269,564)

Net increase (decrease)	(69,740)	$(947,532)

Year ended October 31, 2014:
Shares sold	157,861	$2,131,298
Shares redeemed	(378,682)	(5,130,261)

Net increase (decrease) in shares outstanding before conversion	(220,821)	(2,998,963)
Shares converted into Investor Class (See Note 1)	150,088	2,033,419
Shares converted from Investor Class (See Note 1)	(104,408)	(1,455,940)

Net increase (decrease)	(175,141)	$(2,421,484)

27

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	62,345	$764,124
Shares redeemed	(91,085)	(1,110,893)

Net increase (decrease) in shares outstanding before conversion	(28,740)	(346,769)
Shares converted from Class B (See Note 1)	(70,452)	(841,634)

Net increase (decrease)	(99,192)	$(1,188,403)

Year ended October 31, 2014:
Shares sold	123,984	$1,532,021
Shares redeemed	(193,820)	(2,400,177)

Net increase (decrease) in shares outstanding before conversion	(69,836)	(868,156)
Shares converted from Class B (See Note 1)	(142,136)	(1,774,623)

Net increase (decrease)	(211,972)	$(2,642,779)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	71,442	$869,119
Shares redeemed	(91,035)	(1,106,247)

Net increase (decrease)	(19,593)	$(237,128)

Year ended October 31, 2014:
Shares sold	57,318	$716,501
Shares redeemed	(176,338)	(2,169,550)

Net increase (decrease)	(119,020)	$(1,453,049)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,986,622	$26,642,015
Shares issued to shareholders in reinvestment of dividends and distributions	157,158	2,057,192
Shares redeemed	(3,041,966)	(40,037,049)

Net increase (decrease)	(898,186)	$(11,337,842)

Year ended October 31, 2014:
Shares sold	5,078,358	$69,369,377
Shares issued to shareholders in reinvestment of dividends and distributions	66,917	881,964
Shares redeemed	(3,210,212)	(44,019,660)

Net increase (decrease)	1,935,063	$26,231,681

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	4,248	$56,419
Shares issued to shareholders in reinvestment of dividends and distributions	2,356	30,669
Shares redeemed	(34,271)	(449,051)

Net increase (decrease)	(27,667)	$(361,963)

Year ended October 31, 2014:
Shares sold	8,640	$118,132
Shares issued to shareholders in reinvestment of dividends and distributions	937	12,291
Shares redeemed	(34,533)	(467,134)

Net increase (decrease)	(24,956)	$(336,711)

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	24,579	$328,629
Shares issued to shareholders in reinvestment of dividends and distributions	1,328	17,371
Shares redeemed	(53,560)	(716,144)

Net increase (decrease)	(27,653)	$(370,144)

Year ended October 31, 2014:
Shares sold	46,985	$638,666
Shares issued to shareholders in reinvestment of dividends and distributions	180	2,376
Shares redeemed	(413,545)	(5,539,777)

Net increase (decrease)	(366,380)	$(4,898,735)

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	8,232	$110,514
Shares issued to shareholders in reinvestment of dividends and distributions	260	3,390
Shares redeemed	(18,167)	(237,641)

Net increase (decrease)	(9,675)	$(123,737)

Year ended October 31, 2014:
Shares sold	17,913	$243,160
Shares redeemed	(21,386)	(286,887)

Net increase (decrease)	(3,473)	$(43,727)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay International Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

30	MainStay International Equity Fund

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay International Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651168 MS139-15	MSIE10-06/15 NL010

MainStay Common Stock Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.56 4.17%	6.28 12.47%	12.91 14.20%	6.88 7.49%	1.03 1.03%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.63 4.10	6.03 12.20	12.43 13.71	6.54 7.15	1.31 1.31
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.27 3.73	6.36 11.36	12.61 12.86	6.35 6.35	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.73 3.73	10.37 11.37	12.85 12.85	6.35 6.35	2.06 2.06
Class I Shares[4]	No Sales Charge		4.33	12.73	14.48	7.90	0.78
Class R2 Shares[5]	No Sales Charge		4.12	12.36	14.09	7.38	1.13

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 28, 2004, include the historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through April 30, 2015, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different. As of April 30, 2015, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[6]	4.40%	12.98%	14.33%	8.32%
Russell 1000® Index[7]	4.75	13.00	14.47	8.62
Average Lipper Multi-Cap Core Fund[8]	4.64	10.55	12.64	7.96

6.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,041.70	$4.91	$1,020.00	$4.86

Investor Class Shares	$1,000.00	$1,041.00	$5.82	$1,019.10	$5.76

Class B Shares	$1,000.00	$1,037.30	$9.60	$1,015.40	$9.49

Class C Shares	$1,000.00	$1,037.30	$9.60	$1,015.40	$9.49

Class I Shares	$1,000.00	$1,043.30	$3.60	$1,021.30	$3.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.97% for Class A, 1.15% for Investor Class, 1.90% for Class B and Class C and 0.71% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

7

Industry Composition as of April 30, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	6.5%
Banks	5.8
Health Care Providers & Services	5.5
Technology Hardware, Storage & Peripherals	5.0
IT Services	4.8
Software	4.8
Specialty Retail	4.7
Biotechnology	4.4
Pharmaceuticals	4.2
Internet Software & Services	4.0
Aerospace & Defense	3.5
Media	3.5
Food & Staples Retailing	3.2
Chemicals	3.1
Diversified Financial Services	2.6
Semiconductors & Semiconductor Equipment	2.6
Airlines	2.1
Beverages	2.1
Insurance	2.1
Diversified Telecommunication Services	2.0
Hotels, Restaurants & Leisure	2.0
Commercial Services & Supplies	1.9
Multiline Retail	1.6
Capital Markets	1.5
Energy Equipment & Services	1.5
Health Care Equipment & Supplies	1.5

Communications Equipment	1.3%
Internet & Catalog Retail	1.2
Real Estate Investment Trusts	1.2
Exchange-Traded Fund	1.1
Household Durables	1.0
Food Products	0.9
Industrial Conglomerates	0.9
Machinery	0.9
Consumer Finance	0.8
Household Products	0.7
Containers & Packaging	0.5
Paper & Forest Products	0.5
Electric Utilities	0.4
Metals & Mining	0.4
Real Estate Management & Development	0.4
Electronic Equipment, Instruments & Components	0.3
Auto Components	0.2
Automobiles	0.2
Textiles, Apparel & Luxury Goods	0.2
Tobacco	0.2
Building Products	0.1
Multi-Utilities	0.1
Diversified Consumer Services	0.0 ‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Johnson & Johnson

4.	Exxon Mobil Corp.

5.	Berkshire Hathaway, Inc. Class B
6.	JPMorgan Chase & Co.

7.	Pfizer, Inc.

8.	Verizon Communications, Inc.

9.	Wells Fargo & Co.

10.	International Business Machines Corp.

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Common Stock Fund returned 4.17% for Class A shares, 4.10% for Investor Class shares and 3.73% for Class B shares and Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 4.33% and Class R2 shares1 returned 4.12%. For the six months ended April 30, 2015, all share classes underperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark and the 4.75% return of the Russell 1000® Index,2 which is the Fund’s secondary benchmark. For the six months ended April 30, 2015, all share classes underperformed the 4.64% return of the Average Lipper3 Multi-Cap Core Fund for the same period. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Volatile commodity prices, a strengthening U.S. dollar, and concerns over the pace and timing of the Federal Reserve’s anticipated interest-rate hike were the main factors affecting the Fund’s performance relative to the S&P 500® Index. April 2015 was the Fund’s worst-performing month in relation to the Index during the reporting period, mainly because of the Fund’s underperformance in the retail, managed health care and biotechnology market segments. Throughout the reporting period, the general underperformance of utilities and real estate investment trusts (REITs), which investors shunned because of their interest-rate sensitivity, benefited the Fund’s performance relative to the S&P 500® Index. Our model tended to give these sectors poor scores. Volatile swings in crude oil prices and the impact on the performance of energy stocks also affected the performance of both price momentum and valuation factors in our model, since many energy stocks score poorly both on price momentum and operating cash flow to enterprise-based valuation.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were health care, financials and industrials. (Contributions take weightings and total returns into account.) In each of these sectors, stock selection was the primary performance driver. The weakest sector contributions to the Fund’s relative performance came from consumer discretionary, telecommunication services and consumer staples. Weak stock selection was the main driver of poor results in the consumer discretionary and consumer staples sectors. An overweight position relative to the S&P 500® Index in the telecommunication services sector drove the Fund’s underperformance in that sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance included Apple, Electronic Arts and Pfizer. The Fund held a large position in technology hardware, storage & peripherals company Apple, as it had the highest weight in the S&P 500® Index. Since our stock selection model ranked the company as attractive, we held an overweight position in Apple shares relative to the Index. Apple’s shares rallied sharply during the reporting period, making it the highest-contributing stock in the Fund. The Fund also held an overweight position relative to the S&P 500® Index in Electronic Arts, one of the largest independent publishers and distributors of interactive games. Shares of Electronic Arts appreciated on strong earnings and a positive outlook for fiscal year 2016. The Fund also held an overweight position relative to the Index in global pharmaceutical company Pfizer because of the return potential we perceived in the stock. This benefited the Fund’s results as the company’s share price rose during the reporting period.

The stocks that detracted the most from the Fund’s absolute performance included steel manufacturer United States Steel; the world’s largest integrated oil company, Exxon Mobil; and pharmaceutical company Johnson & Johnson. United States Steel’s share price was hurt by declining commodity prices and by the company’s exposure to crude oil prices through its oil country tubular business. Exxon Mobil’s shares faced selling pressure amid a sharp plunge in oil prices and the ensuing global sell-off of energy-related stocks. Although we trimmed the Fund’s position throughout the reporting period for risk control, our model still regarded Exxon Mobil as one of the energy sector’s safer and higher-quality stocks, largely because of the company’s size and financial strength. As a result, we maintained an overweight position relative to the S&P 500® Index in the stock. The Fund also held an overweight position in Johnson & Johnson shares relative to the Index. Because of Johnson & Johnson’s size and stability and the defensive nature of the company’s business, our model pointed to taking an overweight position in Johnson & Johnson, primarily for risk control purposes. Unfortunately, Johnson & Johnson underperformed the S&P 500® Index during the reporting period and detracted from the Fund’s absolute performance.

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased a large position in Amgen, a leading global biopharmaceutical company focused on oncology and inflammation. The Fund purchased a sizable number of Amgen shares in November 2014, bringing the Fund from an underweight position to a neutral position relative to the S&P 500® Index. The Fund purchased additional shares in December, moving the position to an overweight relative to the Index, where it remained at the end of the reporting period. Our model gave Amgen a high rank because of its solid cash flow and positive momentum. The Fund also started to buy UnitedHealth Group in November 2014, moving from an underweight position to an overweight position relative to the S&P 500® Index. UnitedHealth ranked well in our model in terms of momentum and sentiment, while the company had a reasonable valuation with respect to cash flow.

The Fund started trimming its position in Frontier Communications, the second-largest domestic rural incumbent local exchange carrier, in January 2015. By April, we had eliminated the Fund’s entire position in the stock. Our model indicated that Frontier Communications was expensive in terms of cash flow–based valuation, despite a negative trend in its price momentum readings. The Fund also sold shares of information technology services company Xerox in February 2015. This reduction cut the degree to which the Fund’s position in the stock was overweight relative to the S&P 500® Index nearly in half. More Xerox shares were sold in March, although we bought some shares in April because of a lower cost basis after the stock price dropped following disappointing fiscal-year-2015 earnings-per-share guidance. The main reason for the sale was deterioration in the stock’s return potential, driven by lack of catalysts in terms of momentum and sentiment. The purchase at the end of April reflected an improved valuation reading.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest sector-weighting increase in the consumer discretionary sector. The Fund moved from a mod-
estly underweight position relative to the S&P 500® Index to a substantially overweight position. The increase resulted from purchases of media and multi-line retail stocks. The materials sector moved from a modestly underweight to a modestly overweight position relative to the Index. This was primarily accomplished through purchases among chemicals, packaging and paper products companies. The Fund’s exposure to the financials sector increased, bringing the Fund from an underweight position relative to the S&P 500® Index to a modestly underweight position, as we moved the Fund’s allocation to banks from an underweight to a neutral position relative to the S&P 500® Index.

The Fund’s largest sector-weighting decrease was in the telecommunication services sector, as we moved from an overweight position relative to the S&P 500® Index to a neutral position. Selling shares of food products and beverage companies moved the Fund’s modestly overweight positon in consumer staples to an underweight position relative to the Index. In the energy sector, the Fund moved from a modestly overweight position relative to the S&P 500® Index to a modestly underweight position.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund’s most substantially overweight sectors relative to the S&P 500® Index were information technology, consumer discretionary and materials. This positioning had generally been maintained throughout the reporting period. As of the same date, the Fund held underweight positions relative to the Index in the consumer staples, utilities and financials sectors. The Fund’s stance on these sectors remained consistently negative throughout the reporting period, although our purchases in banks have significantly reduced the extent to which the Fund was underweight relative to the S&P 500® Index in the financials sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 98.9%†
Aerospace & Defense 3.5%
Boeing Co. (The)	15,383	$2,205,003
General Dynamics Corp.	12,797	1,757,284
Huntington Ingalls Industries, Inc.	9,152	1,204,312
Northrop Grumman Corp.	2,516	387,565
Textron, Inc.	31,443	1,382,863

		6,937,027

Airlines 2.1%
Alaska Air Group, Inc.	15,900	1,018,554
Delta Air Lines, Inc.	6,709	299,490
JetBlue Airways Corp. (a)	63,072	1,294,868
Southwest Airlines Co.	36,125	1,465,230

		4,078,142

Auto Components 0.2%
Delphi Automotive PLC	5,440	451,520

Automobiles 0.2%
Ford Motor Co.	26,665	421,307

Banks 5.8%
Bank of America Corp.	101,410	1,615,461
BB&T Corp.	755	28,909
Citigroup, Inc.	49,741	2,652,190
Comerica, Inc.	643	30,485
Fifth Third Bancorp	1,540	30,800
Huntington Bancshares, Inc.	2,661	28,898
♦JPMorgan Chase & Co.	59,803	3,783,138
KeyCorp	2,033	29,377
PNC Financial Services Group, Inc. (The)	309	28,345
Regions Financial Corp.	3,001	29,500
SunTrust Banks, Inc.	693	28,759
U.S. Bancorp	3,754	160,934
♦Wells Fargo & Co.	54,292	2,991,489
Zions Bancorporation	1,081	30,630

		11,468,915

Beverages 2.1%
Coca-Cola Co. (The)	16,212	657,559
Coca-Cola Enterprises, Inc.	10,999	488,466
Dr. Pepper Snapple Group, Inc.	2,564	191,223
PepsiCo., Inc.	29,168	2,774,460

		4,111,708

Biotechnology 4.4%
Amgen, Inc.	15,678	2,475,713
Biogen, Inc. (a)	2,874	1,074,675
Celgene Corp. (a)	9,813	1,060,393
Gilead Sciences, Inc. (a)	28,166	2,830,965
United Therapeutics Corp. (a)	5,726	914,385

	Shares	Value

Biotechnology (continued)
Vertex Pharmaceuticals, Inc. (a)	1,837	$226,465

		8,582,596

Building Products 0.1%
Masco Corp.	7,584	200,900

Capital Markets 1.5%
Bank of New York Mellon Corp. (The)	42,430	1,796,486
State Street Corp.	16,309	1,257,750

		3,054,236

Chemicals 3.1%
Albemarle Corp.	17,274	1,031,258
Dow Chemical Co. (The)	37,398	1,907,298
LyondellBasell Industries, N.V. Class A	17,815	1,844,209
Mosaic Co. (The)	31,453	1,383,932

		6,166,697

Commercial Services & Supplies 1.9%
ADT Corp. (The)	33,918	1,275,317
Cintas Corp.	10,403	831,720
Pitney Bowes, Inc.	4,811	107,622
R.R. Donnelley & Sons Co.	66,964	1,246,869
Waste Management, Inc.	4,873	241,360

		3,702,888

Communications Equipment 1.3%
Cisco Systems, Inc.	66,508	1,917,425
Juniper Networks, Inc.	26,676	705,047

		2,622,472

Consumer Finance 0.8%
American Express Co.	17,061	1,321,374
Discover Financial Services	6,000	347,820

		1,669,194

Containers & Packaging 0.5%
Ball Corp.	6,917	507,777
Rock-Tenn Co. Class A	7,296	459,502

		967,279

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	855	25,855

Diversified Financial Services 2.6%
♦Berkshire Hathaway, Inc. Class B (a)	28,042	3,959,811
NASDAQ OMX Group, Inc. (The)	22,716	1,104,679

		5,064,490

Diversified Telecommunication Services 2.0%
AT&T, Inc.	21,367	740,153

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services (continued)
♦Verizon Communications, Inc.	63,635	$3,209,749

		3,949,902

Electric Utilities 0.4%
Entergy Corp.	10,963	846,124

Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	32,919	688,995

Energy Equipment & Services 1.5%
Cameron International Corp. (a)	4,918	269,605
Ensco PLC Class A	15,021	409,773
FMC Technologies, Inc. (a)	457	20,154
Halliburton Co.	387	18,943
National Oilwell Varco, Inc.	333	18,118
Noble Corp. PLC	1,370	23,715
Oceaneering International, Inc.	298	16,423
Schlumberger, Ltd.	22,556	2,134,023
Transocean, Ltd.	1,317	24,786

		2,935,540

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	682	97,560
CVS Health Corp.	23,119	2,295,486
Kroger Co. (The)	22,702	1,564,395
Wal-Mart Stores, Inc.	28,966	2,260,796

		6,218,237

Food Products 0.9%
Archer-Daniels-Midland Co.	33,432	1,634,156
Keurig Green Mountain, Inc.	637	74,128

		1,708,284

Health Care Equipment & Supplies 1.5%
Becton Dickinson and Co.	11,030	1,553,796
Edwards Lifesciences Corp. (a)	10,335	1,308,928

		2,862,724

Health Care Providers & Services 5.5%
Aetna, Inc.	15,335	1,638,851
AmerisourceBergen Corp.	13,442	1,536,421
Anthem, Inc.	11,003	1,660,683
Cardinal Health, Inc.	7,479	630,779
Centene Corp. (a)	18,253	1,131,504
HCA Holdings, Inc. (a)	10,322	763,931
Health Net, Inc. (a)	21,691	1,142,031
UnitedHealth Group, Inc.	20,148	2,244,487

		10,748,687

Hotels, Restaurants & Leisure 2.0%
Carnival Corp.	32,402	1,424,716
Darden Restaurants, Inc.	10,660	679,788

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Panera Bread Co. Class A (a)	7,295	$1,331,192
Royal Caribbean Cruises, Ltd.	8,169	555,982
Wyndham Worldwide Corp.	333	28,438

		4,020,116

Household Durables 1.0%
Harman International Industries, Inc.	9,787	1,276,029
Whirlpool Corp.	3,544	622,327

		1,898,356

Household Products 0.7%
Procter & Gamble Co. (The)	17,684	1,406,055

Industrial Conglomerates 0.9%
3M Co.	1,413	220,979
General Electric Co.	57,169	1,548,137

		1,769,116

Insurance 2.1%
Allstate Corp. (The)	1,470	102,400
American International Group, Inc.	28,668	1,613,722
Lincoln National Corp.	649	36,662
MetLife, Inc.	21,839	1,120,122
Travelers Cos., Inc. (The)	12,169	1,230,408

		4,103,314

Internet & Catalog Retail 1.2%
Amazon.com, Inc. (a)	1,813	764,687
Expedia, Inc.	14,268	1,344,474
Netflix, Inc. (a)	315	175,297

		2,284,458

Internet Software & Services 4.0%
eBay, Inc. (a)	33,432	1,947,748
Facebook, Inc. Class A (a)	22,021	1,734,594
Google, Inc. Class A (a)	2,111	1,158,454
Google, Inc. Class C (a)	1,980	1,064,115
Rackspace Hosting, Inc. (a)	23,332	1,257,595
VeriSign, Inc. (a)	11,235	713,535

		7,876,041

IT Services 4.8%
Accenture PLC Class A	10,441	967,359
Automatic Data Processing, Inc.	5,026	424,898
Computer Sciences Corp.	20,765	1,338,304
♦International Business Machines Corp.	17,303	2,963,831
Teradata Corp. (a)	30,695	1,350,273
Total System Services, Inc.	3,373	133,436
Visa, Inc. Class A	1,400	92,470
Western Union Co. (The)	69,591	1,411,305
Xerox Corp.	64,156	737,794

		9,419,670

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Machinery 0.9%
Caterpillar, Inc.	17,203	$1,494,597
Trinity Industries, Inc.	12,618	341,821

		1,836,418

Media 3.5%
Cablevision Systems Corp. Class A	49,309	985,194
CBS Corp. Class B	4,898	304,313
Cinemark Holdings, Inc.	26,891	1,146,363
Comcast Corp. Class A	46,582	2,690,576
Interpublic Group of Cos., Inc. (The)	37,490	781,292
News Corp. Class A (a)	26,568	419,243
Walt Disney Co. (The)	4,699	510,875

		6,837,856

Metals & Mining 0.4%
Newmont Mining Corp.	30,370	804,501
Steel Dynamics, Inc.	1,537	34,014

		838,515

Multi-Utilities 0.1%
Public Service Enterprise Group, Inc.	5,833	242,303

Multiline Retail 1.6%
Kohl’s Corp.	19,246	1,378,976
Macy’s, Inc.	11,644	752,552
Target Corp.	11,845	933,741

		3,065,269

Oil, Gas & Consumable Fuels 6.5%
Anadarko Petroleum Corp.	263	24,748
Apache Corp.	441	30,164
Chesapeake Energy Corp.	1,553	24,491
Chevron Corp.	25,734	2,858,018
Cimarex Energy Co.	192	23,885
ConocoPhillips	12,601	855,860
EOG Resources, Inc.	3,190	315,650
♦Exxon Mobil Corp.	46,991	4,105,604
Hess Corp.	319	24,531
HollyFrontier Corp.	1,483	57,511
Kinder Morgan, Inc.	2,100	90,195
Marathon Oil Corp.	29,285	910,763
Marathon Petroleum Corp.	3,391	334,251
Murphy Oil Corp.	5,823	277,233
Newfield Exploration Co. (a)	641	25,153
Noble Energy, Inc.	465	23,585
Occidental Petroleum Corp.	1,481	118,628
ONEOK, Inc.	2,175	104,618
Pioneer Natural Resources Co.	138	23,844
QEP Resources, Inc.	1,047	23,558
Spectra Energy Corp.	650	24,213
Tesoro Corp.	11,310	970,737
Valero Energy Corp.	26,125	1,486,512

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	480	$24,571

		12,758,323

Paper & Forest Products 0.5%
International Paper Co.	17,154	921,513

Pharmaceuticals 4.2%
Eli Lilly & Co.	620	44,559
♦Johnson & Johnson	41,916	4,158,067
Merck & Co., Inc.	8,358	497,803
♦Pfizer, Inc.	102,455	3,476,298

		8,176,727

Real Estate Investment Trusts 1.2%
Communications Sales & Leasing, Inc. (a)	10,762	323,709
Crown Castle International Corp.	10,371	866,290
Host Hotels & Resorts, Inc.	17,138	345,159
Lamar Advertising Co. Class A	9,952	576,818
Simon Property Group, Inc.	180	32,668
Weyerhaeuser Co.	6,835	215,371

		2,360,015

Real Estate Management & Development 0.4%
CBRE Group, Inc. Class A (a)	18,671	715,846

Semiconductors & Semiconductor Equipment 2.6%
First Solar, Inc. (a)	13,601	811,572
Intel Corp.	90,254	2,937,768
Microchip Technology, Inc.	229	10,913
Micron Technology, Inc. (a)	27,212	765,473
NVIDIA Corp.	22,587	501,318

		5,027,044

Software 4.8%
Citrix Systems, Inc. (a)	21,214	1,424,732
Electronic Arts, Inc. (a)	25,400	1,475,486
♦Microsoft Corp.	107,789	5,242,857
Oracle Corp.	29,064	1,267,772

		9,410,847

Specialty Retail 4.7%
Bed Bath & Beyond, Inc. (a)	18,241	1,285,261
Best Buy Co., Inc.	36,308	1,258,072
Dick’s Sporting Goods, Inc.	19,629	1,065,069
Gap, Inc. (The)	30,865	1,223,489
Home Depot, Inc. (The)	10,065	1,076,754
Lowe’s Cos., Inc.	27,662	1,904,805
Staples, Inc.	86,187	1,406,572

		9,220,022

Technology Hardware, Storage & Peripherals 5.0%
♦Apple, Inc.	71,316	8,925,197
Hewlett-Packard Co.	21,871	721,087

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
Seagate Technology PLC	4,296	$252,261

		9,898,545

Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.	10,066	384,622

Tobacco 0.2%
Altria Group, Inc.	1,491	74,624
Philip Morris International, Inc.	3,025	252,497

		327,121

Total Common Stocks (Cost $177,971,823)		194,281,831

Exchange-Traded Fund 1.1% (b)
S&P 500 Index—SPDR Trust Series 1	10,018	2,088,954

Total Exchange-Traded Fund (Cost $2,095,591)		2,088,954

	Principal Amount	Value

Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $235,490 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $245,000 and a Market Value of $244,336)	$235,490	$235,490

Total Short-Term Investment (Cost $235,490)		235,490

Total Investments (Cost $180,302,904) (c)	100.1%	196,606,275
Other Assets, Less Liabilities	(0.1)	(212,404)
Net Assets	100.0%	$196,393,871

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of April 30, 2015, cost was $180,801,909 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$19,771,178
Gross unrealized depreciation	(3,966,812)

Net unrealized appreciation	$15,804,366

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$194,281,831	$—	$—	$194,281,831
Exchange-Traded Fund	2,088,954	—	—	2,088,954
Short-Term Investment
Repurchase Agreement	—	235,490	—	235,490

Total Investments in Securities	$196,370,785	$235,490	$—	$196,606,275

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $180,302,904)	$196,606,275
Receivables:
Investment securities sold	25,288,371
Fund shares sold	181,314
Dividends	140,074
Other assets	53,145

Total assets	222,269,179

Liabilities
Due to custodian	392
Payables:
Investment securities purchased	25,463,438
Fund shares redeemed	204,819
Manager (See Note 3)	89,581
NYLIFE Distributors (See Note 3)	43,660
Transfer agent (See Note 3)	31,587
Professional fees	25,614
Shareholder communication	9,006
Custodian	5,477
Accrued expenses	1,734

Total liabilities	25,875,308

Net assets	$196,393,871

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$99,350
Additional paid-in capital	215,515,664

215,615,014
Undistributed net investment income	689,551
Accumulated net realized gain (loss) on investments	(36,214,065)
Net unrealized appreciation (depreciation) on investments	16,303,371

Net assets	$196,393,871

Class A
Net assets applicable to outstanding shares	$47,036,492

Shares of beneficial interest outstanding	2,346,404

Net asset value per share outstanding	$20.05
Maximum sales charge (5.50% of offering price)	1.17

Maximum offering price per share outstanding	$21.22

Investor Class
Net assets applicable to outstanding shares	$23,122,649

Shares of beneficial interest outstanding	1,152,961

Net asset value per share outstanding	$20.06
Maximum sales charge (5.50% of offering price)	1.17

Maximum offering price per share outstanding	$21.23

Class B
Net assets applicable to outstanding shares	$7,667,928

Shares of beneficial interest outstanding	415,893

Net asset value and offering price per share outstanding	$18.44

Class C
Net assets applicable to outstanding shares	$27,147,210

Shares of beneficial interest outstanding	1,473,277

Net asset value and offering price per share outstanding	$18.43

Class I
Net assets applicable to outstanding shares	$91,419,592

Shares of beneficial interest outstanding	4,546,419

Net asset value and offering price per share outstanding	$20.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$1,918,949

Expenses
Manager (See Note 3)	534,910
Distribution/Service—Class A (See Note 3)	54,219
Distribution/Service—Investor Class (See Note 3)	27,423
Distribution/Service—Class B (See Note 3)	37,118
Distribution/Service—Class C (See Note 3)	121,419
Transfer agent (See Note 3)	109,077
Registration	46,695
Professional fees	25,315
Shareholder communication	12,335
Custodian	9,078
Trustees	1,459
Miscellaneous	5,915

Total expenses	984,963

Net investment income (loss)	933,986

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	8,980,112
Net change in unrealized appreciation (depreciation) on investments	(2,183,676)

Net realized and unrealized gain (loss) on investments	6,796,436

Net increase (decrease) in net assets resulting from operations	$7,730,422

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$933,986	$1,329,863
Net realized gain (loss) on investments	8,980,112	20,830,771
Net change in unrealized appreciation (depreciation) on investments	(2,183,676)	549,230

Net increase (decrease) in net assets resulting from operations	7,730,422	22,709,864

Dividends to shareholders:
From net investment income:
Class A	(317,306)	(246,164)
Investor Class	(124,211)	(172,898)
Class B	(14,009)	(21,616)
Class C	(42,750)	(11,954)
Class I	(951,731)	(853,508)

Total dividends to shareholders	(1,450,007)	(1,306,140)

Capital share transactions:
Net proceeds from sale of shares	40,739,595	77,236,992
Net asset value of shares issued to shareholders in reinvestment of dividends	1,415,185	1,290,929
Cost of shares redeemed	(39,155,216)	(37,941,880)

Increase (decrease) in net assets derived from capital share transactions	2,999,564	40,586,041

Net increase (decrease) in net assets	9,279,979	61,989,765

Net Assets
Beginning of period	187,113,892	125,124,127

End of period	$196,393,871	$187,113,892

Undistributed net investment income at end of period	$689,551	$1,205,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$19.39		$16.59	$12.90	$11.34	$10.79	$9.70

Net investment income (loss) (a)	0.10		0.18	0.16	0.15	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.71		2.83	3.71	1.60	0.53	1.13

Total from investment operations	0.81		3.01	3.87	1.75	0.66	1.22

Less dividends:
From net investment income	(0.15)		(0.21)	(0.18)	(0.19)	(0.11)	(0.13)

Net asset value at end of period	$20.05		$19.39	$16.59	$12.90	$11.34	$10.79

Total investment return (b)	4.17	%(c)	18.30%	30.35%	15.64%	6.10%	12.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97	%††	0.98%	1.11%	1.22%	1.12%	0.90%
Net expenses	0.97	%††	1.00%	1.05%	1.06%	0.97%	0.96%
Portfolio turnover rate	87%		165%	150%	182%	139%	152%
Net assets at end of period (in 000’s)	$47,036		$34,139	$19,011	$12,402	$10,662	$12,140

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$19.38		$16.58	$12.89	$11.32	$10.77	$9.69

Net investment income (loss) (a)	0.08		0.13	0.10	0.09	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.71		2.82	3.70	1.61	0.53	1.13

Total from investment operations	0.79		2.95	3.80	1.70	0.59	1.16

Less dividends:
From net investment income	(0.11)		(0.15)	(0.11)	(0.13)	(0.04)	(0.08)

Net asset value at end of period	$20.06		$19.38	$16.58	$12.89	$11.32	$10.77

Total investment return (b)	4.10	%(c)	17.94%	29.75%	15.15%	5.47%	11.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82	%††	0.71%	0.72%	0.72%	0.56%	0.25%
Net expenses	1.15	%††	1.28%	1.46%	1.56%	1.52%	1.61%
Portfolio turnover rate	87%		165%	150%	182%	139%	152%
Net assets at end of period (in 000’s)	$23,123		$20,856	$18,436	$15,093	$13,917	$13,661

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$17.81		$15.27	$11.87	$10.43	$9.96	$8.97

Net investment income (loss) (a)	0.01		(0.00)‡	(0.00)‡	(0.00)‡	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	0.65		2.59	3.42	1.48	0.49	1.05

Total from investment operations	0.66		2.59	3.42	1.48	0.47	1.00

Less dividends:
From net investment income	(0.03)		(0.05)	(0.02)	(0.04)	(0.00)‡	(0.01)

Net asset value at end of period	$18.44		$17.81	$15.27	$11.87	$10.43	$9.96

Total investment return (b)	3.73	%(c)	17.00%	28.87%	14.23%	4.75%	11.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.08	%††	(0.03%)	(0.03%)	(0.02%)	(0.17%)	(0.49%)
Net expenses	1.90	%††	2.03%	2.21%	2.31%	2.27%	2.36%
Portfolio turnover rate	87%		165%	150%	182%	139%	152%
Net assets at end of period (in 000’s)	$7,668		$7,240	$6,760	$5,836	$6,762	$8,466

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$17.80		$15.26	$11.87	$10.43	$9.96	$8.97

Net investment income (loss) (a)	0.00	‡	(0.02)	(0.01)	(0.00)‡	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	0.66		2.61	3.42	1.48	0.49	1.05

Total from investment operations	0.66		2.59	3.41	1.48	0.47	1.00

Less dividends:
From net investment income	(0.03)		(0.05)	(0.02)	(0.04)	(0.00)‡	(0.01)

Net asset value at end of period	$18.43		$17.80	$15.26	$11.87	$10.43	$9.96

Total investment return (b)	3.73	%(c)	17.01%	28.78%	14.23%	4.75%	11.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03	%††	(0.10%)	(0.10%)	(0.02%)	(0.18%)	(0.49%)
Net expenses	1.90	%††	2.03%	2.21%	2.31%	2.27%	2.36%
Portfolio turnover rate	87%		165%	150%	182%	139%	152%
Net assets at end of period (in 000’s)	$27,147		$16,536	$3,441	$1,575	$1,221	$1,352

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$19.45		$16.64	$12.94	$11.38	$10.82	$9.72

Net investment income (loss) (a)	0.13		0.22	0.20	0.18	0.16	0.12
Net realized and unrealized gain (loss) on investments	0.71		2.83	3.71	1.60	0.53	1.14

Total from investment operations	0.84		3.05	3.91	1.78	0.69	1.26

Less dividends:
From net investment income	(0.18)		(0.24)	(0.21)	(0.22)	(0.13)	(0.16)

Net asset value at end of period	$20.11		$19.45	$16.64	$12.94	$11.38	$10.82

Total investment return (b)	4.33	%(c)	18.55%	30.65%	15.89%	6.43%	13.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29	%††	1.24%	1.40%	1.48%	1.39%	1.16%
Net expenses	0.71	%††	0.75%	0.80%	0.81%	0.72%	0.71%
Portfolio turnover rate	87%		165%	150%	182%	139%	152%
Net assets at end of period (in 000’s)	$91,420		$108,343	$77,476	$75,985	$112,148	$230,246

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Common Stock Fund (the “Fund”), a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the six-month period ended April 30, 2015.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated

21

Notes to Financial Statements (Unaudited) (continued)

with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

22	MainStay Common Stock Fund

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

23

Notes to Financial Statements (Unaudited) (continued)

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2015, the effective management fee rate was 0.55%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $534,910.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,754 and $6,800, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $800, $911 and $351, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$13,220
Investor Class	27,358
Class B	9,259
Class C	30,253
Class I	28,987

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $44,695,172 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to

24	MainStay Common Stock Fund

shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$44,695	$—

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$1,306,140

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $171,970 and $168,625, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	858,576	$16,915,986
Shares issued to shareholders in reinvestment of dividends and distributions	15,457	306,972
Shares redeemed	(302,041)	(6,010,445)

Net increase (decrease) in shares outstanding before conversion	571,992	11,212,513
Shares converted into Class A (See Note 1)	23,431	469,628
Shares converted from Class A (See Note 1)	(10,044)	(199,265)

Net increase (decrease)	585,379	$11,482,876

Year ended October 31, 2014:
Shares sold	845,403	$15,598,711
Shares issued to shareholders in reinvestment of dividends and distributions	13,981	238,788
Shares redeemed	(333,654)	(5,975,091)

Net increase (decrease) in shares outstanding before conversion	525,730	9,862,408
Shares converted into Class A (See Note 1)	95,157	1,723,461
Shares converted from Class A (See Note 1)	(5,603)	(104,097)

Net increase (decrease)	615,284	$11,481,772

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	128,662	$2,555,506
Shares issued to shareholders in reinvestment of dividends and distributions	6,158	122,419
Shares redeemed	(70,174)	(1,401,217)

Net increase (decrease) in shares outstanding before conversion	64,646	1,276,708
Shares converted into Investor Class (See Note 1)	33,285	654,866
Shares converted from Investor Class (See Note 1)	(21,187)	(425,762)

Net increase (decrease)	76,744	$1,505,812

Year ended October 31, 2014:
Shares sold	144,607	$2,613,092
Shares issued to shareholders in reinvestment of dividends and distributions	9,823	168,174
Shares redeemed	(150,768)	(2,722,236)

Net increase (decrease) in shares outstanding before conversion	3,662	59,030
Shares converted into Investor Class (See Note 1)	48,099	875,749
Shares converted from Investor Class (See Note 1)	(87,335)	(1,583,479)

Net increase (decrease)	(35,574)	$(648,700)

25

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	75,361	$1,376,379
Shares issued to shareholders in reinvestment of dividends and distributions	718	13,151
Shares redeemed	(38,857)	(712,355)

Net increase (decrease) in shares outstanding before conversion	37,222	677,175
Shares converted from Class B (See Note 1)	(27,713)	(499,467)

Net increase (decrease)	9,509	$177,708

Year ended October 31, 2014:
Shares sold	94,401	$1,597,992
Shares issued to shareholders in reinvestment of dividends and distributions	1,333	21,115
Shares redeemed	(77,643)	(1,287,500)

Net increase (decrease) in shares outstanding before conversion	18,091	331,607
Shares converted from Class B (See Note 1)	(54,509)	(911,634)

Net increase (decrease)	(36,418)	$(580,027)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	692,291	$12,603,221
Shares issued to shareholders in reinvestment of dividends and distributions	1,704	31,194
Shares redeemed	(149,495)	(2,754,008)

Net increase (decrease)	544,500	$9,880,407

Year ended October 31, 2014:
Shares sold	765,326	$12,987,405
Shares issued to shareholders in reinvestment of dividends and distributions	686	10,858
Shares redeemed	(62,725)	(1,059,365)

Net increase (decrease)	703,287	$11,938,898

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	365,835	$7,288,503
Shares issued to shareholders in reinvestment of dividends and distributions	47,309	941,449
Shares redeemed	(1,436,250)	(28,277,191)

Net increase (decrease)	(1,023,106)	$(20,047,239)

Year ended October 31, 2014:
Shares sold	2,399,369	$44,439,792
Shares issued to shareholders in reinvestment of dividends and distributions	49,795	851,994
Shares redeemed	(1,534,790)	(26,897,688)

Net increase (decrease)	914,374	$18,394,098

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. A decision has not been issued.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Common Stock Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Common Stock Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

28	MainStay Common Stock Fund

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Common Stock Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652276 MS139-15	MSCS10-06/15 NL021

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.29 4.46%	11.49 17.98%	12.86 14.14%	9.38 10.00%	0.99 0.99%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.35 4.39	11.27 17.75	12.78 14.06	9.31 9.93	1.04 1.04
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.66 4.01	11.94 16.94	12.98 13.22	9.10 9.10	1.79 1.79
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.08 4.02	15.96 16.96	13.24 13.24	9.09 9.09	1.79 1.79
Class I Shares	No Sales Charge		4.57	18.26	14.44	10.42	0.74
Class R1 Shares	No Sales Charge		4.54	18.07	14.34	10.27	0.84
Class R2 Shares	No Sales Charge		4.36	17.85	14.03	10.00	1.09
Class R3 Shares[5]	No Sales Charge		4.26	17.60	13.76	9.71	1.34
Class R6 Shares[6]	No Sales Charge		4.67	18.35	14.48	10.44	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares would likely have been different.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
5.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would also likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[7]	6.54%	16.67%	15.49%	9.62%
S&P 500® Index[8]	4.40	12.98	14.33	8.32
Average Lipper Large-Cap Growth Fund[9]	5.46	16.13	13.79	8.80

7.	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,044.60	$5.02	$1,019.90	$4.96

Investor Class Shares	$1,000.00	$1,043.90	$5.22	$1,019.70	$5.16

Class B Shares	$1,000.00	$1,040.10	$9.00	$1,016.00	$8.90

Class C Shares	$1,000.00	$1,040.20	$9.00	$1,016.00	$8.90

Class I Shares	$1,000.00	$1,045.70	$3.75	$1,021.10	$3.71

Class R1 Shares	$1,000.00	$1,045.40	$4.26	$1,020.60	$4.21

Class R2 Shares	$1,000.00	$1,043.60	$5.52	$1,019.40	$5.46

Class R3 Shares	$1,000.00	$1,042.60	$6.79	$1,018.10	$6.71

Class R6 Shares	$1,000.00	$1,046.70	$3.15	$1,021.70	$3.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Class A, 1.03% for Investor Class, 1.78% for Class B and Class C, 0.74% for Class I, 0.84% for Class R1, 1.09% for Class R2, 1.34% for Class R3 and 0.62% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Internet Software & Services	13.4%
Biotechnology	10.1
IT Services	7.2
Software	6.4
Internet & Catalog Retail	5.8
Technology Hardware, Storage & Peripherals	5.6
Chemicals	5.4
Health Care Providers & Services	5.3
Media	4.9
Hotels, Restaurants & Leisure	4.4
Road & Rail	3.4
Textiles, Apparel & Luxury Goods	2.5
Food & Staples Retailing	2.4
Specialty Retail	2.4
Capital Markets	2.2
Semiconductors & Semiconductor Equipment	2.2

Pharmaceuticals	2.1%
Real Estate Investment Trusts	1.8
Aerospace & Defense	1.6
Airlines	1.6
Wireless Telecommunication Services	1.6
Health Care Technology	1.2
Health Care Equipment & Supplies	1.1
Multiline Retail	1.1
Banks	1.0
Industrial Conglomerates	1.0
Energy Equipment & Services	0.9
Oil, Gas & Consumable Fuels	0.7
Automobiles	0.2
Short-Term Investment	0.7
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Visa, Inc. Class A

3.	Union Pacific Corp.

4.	Facebook, Inc. Class A

5.	NIKE, Inc. Class B
6.	Amazon.com, Inc.

7.	Celgene Corp.

8.	McKesson Corp.

9.	Priceline Group, Inc. (The)

10.	Monsanto Co.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 4.46% for Class A shares, 4.39% for Investor Class shares, 4.01% for Class B shares and 4.02% for Class C shares for the six months ended April 30, 2015. Over the same period, the Fund returned 4.57% for Class I shares, 4.54% for Class R1 shares, 4.36% for Class R2 shares, 4.26% for Class R3 shares and 4.67% for Class R6 shares. For the six months ended April 30, 2015, all share classes underperformed the 6.54% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark. Over the same period, Class A, Class I, Class R1 and Class R6 shares outperformed—and Investor Class, Class B, Class C, Class R2 and Class R3 shares underperformed—the 4.40% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. All share classes also underperformed the 5.46% return of the Average Lipper2 Large-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Growth Index was primarily driven by stock selection, which positively contributed to results in two sectors and detracted from returns in seven sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Consumer staples, energy and telecommunication services made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The best-performing sector was consumer staples, with favorable stock selection driving positive relative performance. In the energy sector, an underweight position relative to the Index drove relative performance. In the telecommunication services sector, a slightly underweight position relative to the Russell 1000® Growth Index drove relative performance.

Information technology, industrials and materials were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Growth Index. Weak stock selection hurt the Fund’s relative performance in each of these sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to absolute performance during the reporting period was personal computing and peripherals company Apple. The company continued to report earnings that exceeded expectations. Forces that propelled earnings growth included strong iPhone sales, exceptional growth in China, strong margins enhanced by Apple’s services business, and the company’s significant capital return to shareholders. Through the March 2015 quarter, the company has returned to shareholders an amount larger than the market capitalizations of most companies in the S&P 500® Index. Apple recently announced an expansion of these returns to shareholders.

Shares of online retailer Amazon.com contributed positively to performance during the reporting period. The company has experienced exceptional revenue growth, but profitability has been elusive in recent years. We continued to own the stock, as we modeled better profitability for the company. We viewed certain investments, such as those in web services and fulfillment centers, as likely to generate solid returns. During the company’s two most-recent quarterly reporting periods, our confidence was rewarded. Retail gross margins were again expanding. In addition, Amazon.com’s management has detailed the impressive results of its web services business. Revenues for web services grew 49% year-over-year and margins have been in the high teens over the same period. We believe that both of these developments bode well for the company’s future earnings growth.

Global coffee chain Starbucks also contributed positively to performance. During the reporting period, the company continued to increase revenues and earnings at a rapid pace. The company exhibited a broad-based strength in sales, with same-store sales in the Americas accelerating in the most recent quarter. China same stores-sales also increased year-over-year. The recent drop in coffee prices should add to the company’s operating margins and allow Starbucks to invest in employees through higher wages and higher education costs without undermining profitability. We model earnings growth over the next five years in the mid to high teens. We think that mobile ordering, along with food and beverage innovation, will propel same-store sales and margin expansion going forward.

The most significant detractor from the Fund’s absolute performance during the reporting period was research-based biotechnology company Gilead Sciences. After strong returns in recent years, the stock was relatively weak during the reporting period. Gilead’s Hepatitis C drugs, Sovaldi and Harvoni, have

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

been spectacular growers. A competing drug launched by AbbVie late in 2014 led to concerns about pricing for Gilead’s Hepatitis C drugs. We view the impact of price discounting as overly reflected in the 8X multiple of consensus 2015 earnings estimates for Gilead. The company continues to have a dominant market share in Hepatitis C drugs, and we model the number of patients to increase as more of those who pay for medical expenses give access to the drug in the United States and internationally. We believe that the company will generate significant free cash flow in 2015, and the company is considering several strategic initiatives to facilitate future value-per-share growth.

Although the Fund held an underweight position in the energy sector, volatility in oil and natural gas prices detracted from the relative performance of the Fund’s position in integrated natural gas provider Williams Companies.

After rising sharply, the stock price of Chinese Internet search provider Baidu has languished recently. We have been using this relative weakness to add to the Fund’s position. Baidu is the dominant Internet search engine in China, with key gateways in search, maps and app distribution. We believe that the parallels to Google four years ago are compelling. Baidu’s mobile business has exploded as users have shifted from 3G to 4G mobile phones, and mobile now constitutes more than 50% of Baidu’s revenues. We model monetization of the mobile business as continuing to improve, leading to revenue growth acceleration for the company. While Baidu has invested heavily, which has dampened near-term margins, we view these initiatives as ways for the company to improve its long-term growth.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a position in Home Depot, the country’s largest home improvement retailer, because we believe that the continued recovery in the housing market is likely to benefit Home Depot’s revenue growth. This growth, coupled with strong capital allocation by management, could drive value-per-share growth. We also purchased a position in Valeant Pharmaceuticals International for the Fund. We believed that this specialty pharmaceutical company had acquisition capacity and proven integration history. The company’s Bausch & Lomb franchise and key drug launches, such as Jublia for toenail fungus, have driven growth in recent periods.

We sold the Fund’s position in manufacturer Precision Castparts because of reduced visibility for earnings growth in light of weaker end markets. We also eliminated credit card company American Express when we saw earnings weakness associated with the loss of its Costco business.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s allocation to the materials sector, moving from an underweight to an overweight position relative to the Russell 1000® Growth Index. We also increased the Fund’s already overweight positions in the information technology and health care sectors.

During the reporting period, we decreased the Fund’s already underweight positions relative to the Russell 1000® Growth Index in the industrials and energy sectors. We also pared the Fund’s position in the consumer discretionary sector, but remained overweight relative to the Russell 1000® Growth Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, information technology was the largest sector in the Fund and the Fund’s most meaningfully overweight sector relative to the Russell 1000® Growth Index. As of that date, the Fund’s holdings were split between those that were steadily growing (such as Apple, Google, Visa, Adobe, eBay, Applied Materials and Cognizant), and those that were growing even more rapidly (like Facebook, LinkedIn, Baidu and ServiceNow). At the end of the reporting period, health care was the Fund’s next most substantially overweight position. The newly insured have been driving demand, and biopharmaceutical pipelines have proved to be highly efficacious. Food and Drug Administration (FDA) drug approvals have become timely, although we note that this positive trend needs to be balanced with increased pressure on drug prices. At the end of the reporting period, the Fund’s holdings in the health care sector were concentrated in biopharmaceutical companies and services companies. In both cases, we have remained focused on companies with well-supported valuations.

As of April 30, 2015, the Fund was materially underweight relative to the Russell 1000® Growth Index in the consumer staples, industrials and energy sectors. We believe that all three will be challenged to show solid earnings growth in the aggregate. Industrial activity has been mixed, with declining oil and gas capital expenditures, which has been weighing on many end markets. We do note that European activity has improved and domestic end markets—other than those hit by energy—have remained generally solid; and we have positioned the Fund accordingly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 99.5%†
Aerospace & Defense 1.6%
Honeywell International, Inc.	3,057,100	$308,522,532

Airlines 1.6%
Delta Air Lines, Inc.	6,945,100	310,029,264

Automobiles 0.2%
Tesla Motors, Inc. (a)	190,610	43,087,391

Banks 1.0%
Wells Fargo & Co.	3,579,500	197,230,450

Biotechnology 10.1%
Alexion Pharmaceuticals, Inc. (a)	1,489,770	252,113,777
Amgen, Inc.	1,868,150	294,999,566
Biogen, Inc. (a)	964,190	360,539,567
♦Celgene Corp. (a)	4,304,470	465,141,028
Gilead Sciences, Inc. (a)	3,319,200	333,612,792
Vertex Pharmaceuticals, Inc. (a)	1,928,125	237,699,250

		1,944,105,980

Capital Markets 2.2%
BlackRock, Inc.	563,720	205,160,257
Morgan Stanley	5,888,400	219,696,204

		424,856,461

Chemicals 5.4%
Ecolab, Inc.	1,777,500	199,044,450
LyondellBasell Industries, N.V. Class A	1,260,000	130,435,200
♦Monsanto Co.	3,744,400	426,711,824
PPG Industries, Inc.	1,026,200	227,364,872
Sherwin-Williams Co. (The)	216,535	60,196,730

		1,043,753,076

Energy Equipment & Services 0.9%
Schlumberger, Ltd.	1,764,600	166,948,806

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	1,221,700	174,764,185
CVS Health Corp.	2,889,200	286,868,668

		461,632,853

Health Care Equipment & Supplies 1.1%
Medtronic PLC	2,742,215	204,157,907

Health Care Providers & Services 5.3%
Envision Healthcare Holdings, Inc. (a)	5,945,400	225,687,384
♦McKesson Corp.	2,008,500	448,698,900
UnitedHealth Group, Inc.	3,011,400	335,469,960

		1,009,856,244

	Shares	Value

Health Care Technology 1.2%
Cerner Corp. (a)	2,504,400	$179,840,964
Inovalon Holdings, Inc. Class A (a)	1,645,500	41,548,875

		221,389,839

Hotels, Restaurants & Leisure 4.4%
Chipotle Mexican Grill, Inc. (a)	313,300	194,665,822
Hilton Worldwide Holdings, Inc. (a)	11,373,600	329,379,456
Starbucks Corp.	6,563,100	325,398,498

		849,443,776

Industrial Conglomerates 1.0%
Danaher Corp.	2,260,000	185,048,800

Internet & Catalog Retail 5.8%
♦Amazon.com, Inc. (a)	1,117,405	471,299,081
Ctrip.com International, Ltd., Sponsored ADR (a)	1,794,900	114,299,232
Netflix, Inc. (a)	180,560	100,481,640
♦Priceline Group, Inc. (The) (a)	350,255	433,549,141

		1,119,629,094

Internet Software & Services 13.4%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	2,250,900	182,975,661
Baidu, Inc., Sponsored ADR (a)	1,368,200	274,023,096
CoStar Group, Inc. (a)	948,015	193,802,707
eBay, Inc. (a)	4,984,400	290,391,144
♦Facebook, Inc. Class A (a)	6,285,500	495,108,835
Google, Inc. Class A (a)	694,990	381,389,662
Google, Inc. Class C (a)	701,998	377,211,680
LinkedIn Corp. Class A (a)	1,533,200	386,565,716

		2,581,468,501

IT Services 7.2%
Cognizant Technology Solutions Corp. Class A (a)	3,781,000	221,339,740
MasterCard, Inc. Class A	4,443,800	400,875,198
♦Visa, Inc. Class A	11,508,000	760,103,400

		1,382,318,338

Media 4.9%
Liberty Global PLC Class C (a)	3,889,450	196,222,752
Twenty-First Century Fox, Inc. Class A	10,310,900	351,395,472
Walt Disney Co. (The)	3,561,100	387,162,792

		934,781,016

Multiline Retail 1.1%
Dollar General Corp.	2,793,100	203,086,301

Oil, Gas & Consumable Fuels 0.7%
Range Resources Corp.	1,972,100	125,346,676

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Pharmaceuticals 2.1%
Valeant Pharmaceuticals International, Inc. (a)	1,027,830	$222,967,162
Zoetis, Inc.	3,836,000	170,395,120

		393,362,282

Real Estate Investment Trusts 1.8%
American Tower Corp.	3,671,000	347,019,630

Road & Rail 3.4%
♦Union Pacific Corp.	6,193,800	657,967,374

Semiconductors & Semiconductor Equipment 2.2%
ARM Holdings PLC, Sponsored ADR	4,581,200	233,595,388
Texas Instruments, Inc.	3,555,000	192,716,550

		426,311,938

Software 6.4%
Adobe Systems, Inc. (a)	5,412,700	411,689,962
Mobileye N.V. (a)	4,507,900	202,224,394
Salesforce.com, Inc. (a)	2,895,300	210,835,746
ServiceNow, Inc. (a)	1,832,500	137,180,950
Splunk, Inc. (a)	1,786,845	118,548,232
Workday, Inc. Class A (a)	1,606,500	146,528,865

		1,227,008,149

Specialty Retail 2.4%
Home Depot, Inc. (The)	2,443,300	261,384,234
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,374,600	207,688,314

		469,072,548

Technology Hardware, Storage & Peripherals 5.6%
♦Apple, Inc.	8,555,515	1,070,722,702

Textiles, Apparel & Luxury Goods 2.5%
♦NIKE, Inc. Class B	4,868,300	481,182,772

Wireless Telecommunication Services 1.6%
SBA Communications Corp. Class A (a)	2,712,100	314,115,422

Total Common Stocks (Cost $12,151,154,118)		19,103,456,122

	Principal Amount	Value
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $129,955,392 (Collateralized by Government Agency securities with rates between 2.00% and 2.08% and a maturity date of 11/2/22, with a Principal Amount of $134,125,000 and a Market Value of $132,555,555)	$129,955,392	$129,955,392

Total Short-Term Investment (Cost $129,955,392)		129,955,392

Total Investments (Cost $12,281,109,510) (b)	100.2%	19,233,411,514
Other Assets, Less Liabilities	(0.2)	(28,905,240)
Net Assets	100.0%	$19,204,506,274

(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $12,316,070,336 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$6,976,196,821
Gross unrealized depreciation	(58,855,643)

Net unrealized appreciation	$6,917,341,178

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$19,103,456,122	$—	$—	$19,103,456,122
Short-Term Investment
Repurchase Agreement	—	129,955,392	—	129,955,392

Total Investments in Securities	$19,103,456,122	$129,955,392	$—	$19,233,411,514

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $12,281,109,510)	$19,233,411,514
Receivables:
Investment securities sold	517,390,107
Fund shares sold	22,654,517
Dividends	5,557,987
Other assets	286,853

Total assets	19,779,300,978

Liabilities
Payables:
Investment securities purchased	535,464,602
Fund shares redeemed	23,683,383
Manager (See Note 3)	10,019,869
Transfer agent (See Note 3)	3,955,208
NYLIFE Distributors (See Note 3)	923,908
Shareholder communication	519,836
Professional fees	121,072
Trustees	15,290
Accrued expenses	91,536

Total liabilities	574,794,704

Net assets	$19,204,506,274

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$18,048,159
Additional paid-in capital	11,250,198,835

11,268,246,994
Undistributed net investment income	3,139,003
Accumulated net realized gain (loss) on investments	980,818,273
Net unrealized appreciation (depreciation) on investments	6,952,302,004

Net assets	$19,204,506,274

Class A
Net assets applicable to outstanding shares	$1,229,711,818

Shares of beneficial interest outstanding	119,206,965

Net asset value per share outstanding	$10.32
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.92

Investor Class
Net assets applicable to outstanding shares	$198,597,849

Shares of beneficial interest outstanding	19,385,588

Net asset value per share outstanding	$10.24
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.84

Class B
Net assets applicable to outstanding shares	$50,525,968

Shares of beneficial interest outstanding	5,391,570

Net asset value and offering price per share outstanding	$9.37

Class C
Net assets applicable to outstanding shares	$401,259,086

Shares of beneficial interest outstanding	42,863,427

Net asset value and offering price per share outstanding	$9.36

Class I
Net assets applicable to outstanding shares	$13,102,362,607

Shares of beneficial interest outstanding	1,218,254,105

Net asset value and offering price per share outstanding	$10.76

Class R1
Net assets applicable to outstanding shares	$2,126,919,332

Shares of beneficial interest outstanding	200,659,938

Net asset value and offering price per share outstanding	$10.60

Class R2
Net assets applicable to outstanding shares	$895,704,024

Shares of beneficial interest outstanding	86,823,334

Net asset value and offering price per share outstanding	$10.32

Class R3
Net assets applicable to outstanding shares	$137,281,079

Shares of beneficial interest outstanding	13,665,032

Net asset value and offering price per share outstanding	$10.05

Class R6
Net assets applicable to outstanding shares	$1,062,144,511

Shares of beneficial interest outstanding	98,565,958

Net asset value and offering price per share outstanding	$10.78

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$82,589,957

Expenses
Manager (See Note 3)	59,349,513
Transfer agent (See Note 3)	11,264,843
Distribution/Service—Class A (See Note 3)	1,590,398
Distribution/Service—Investor Class (See Note 3)	249,656
Distribution/Service—Class B (See Note 3)	256,848
Distribution/Service—Class C (See Note 3)	2,017,981
Distribution/Service—Class R2 (See Note 3)	1,169,884
Distribution/Service—Class R3 (See Note 3)	374,732
Shareholder service (See Note 3)	1,636,320
Shareholder communication	553,733
Professional fees	325,636
Trustees	175,123
Registration	143,993
Custodian	64,988
Miscellaneous	277,306

Total expenses	79,450,954

Net investment income (loss)	3,139,003

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,015,799,635
Net change in unrealized appreciation (depreciation) on investments	(130,771,071)

Net realized and unrealized gain (loss) on investments	885,028,564

Net increase (decrease) in net assets resulting from operations	$888,167,567

(a)	Dividends recorded net of foreign withholding taxes in the amount of $363,495.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,139,003	$(11,984,714)
Net realized gain (loss) on investments	1,015,799,635	1,874,497,628
Net change in unrealized appreciation (depreciation) on investments	(130,771,071)	924,761,634

Net increase (decrease) in net assets resulting from operations	888,167,567	2,787,274,548

Distributions to shareholders:
From net realized gain on investments:
Class A	(125,570,603)	(79,083,265)
Investor Class	(19,330,344)	(10,240,865)
Class B	(5,511,858)	(3,166,489)
Class C	(42,270,495)	(21,440,854)
Class I	(1,298,539,884)	(633,346,919)
Class R1	(207,982,444)	(109,832,339)
Class R2	(92,684,573)	(50,218,864)
Class R3	(15,451,511)	(11,049,456)
Class R6	(69,346,874)	(15,500,740)

Total distributions to shareholders	(1,876,688,586)	(933,879,791)

Capital share transactions:
Net proceeds from sale of shares	2,279,946,534	4,672,227,886
Net asset value of shares issued to shareholders in reinvestment of distributions	1,486,837,853	732,634,815
Cost of shares redeemed	(4,001,324,836)	(6,044,346,268)

Increase (decrease) in net assets derived from capital share transactions	(234,540,449)	(639,483,567)

Net increase (decrease) in net assets	(1,223,061,468)	1,213,911,190

Net Assets
Beginning of period	20,427,567,742	19,213,656,552

End of period	$19,204,506,274	$20,427,567,742

Undistributed net investment income at end of period	$3,139,003	$—

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.91		$9.98	$7.55	$7.24	$6.58	$5.54

Net investment income (loss) (a)	(0.01)		(0.02)	0.01	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.48		1.45	2.42	0.49	0.68	1.07

Total from investment operations	0.47		1.43	2.43	0.47	0.66	1.04

Less dividends and distributions:
From net investment income	—		—	(0.00)‡	—	—	—
From net realized gain on investments	(1.06)		(0.50)	—	(0.16)	—	—

Total dividends and distributions	(1.06)		(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of period	$10.32		$10.91	$9.98	$7.55	$7.24	$6.58

Total investment return (b)	4.46	% (c)	14.95%	32.09%	6.79%	10.03%	18.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15	%)††	(0.22%)	0.17%	(0.20%)	(0.35%)	(0.52%)
Net expenses	0.99	% ††	0.99%	1.02%	1.04%	1.06%	1.17%
Expenses (before waiver/reimbursement)	0.99	% ††	0.99%	1.02%	1.04%	1.07%	1.18%
Portfolio turnover rate	31%		67%	74%	60%	52%	91%
Net assets at end of period (in 000’s)	$1,229,712		$1,304,641	$1,615,768	$1,611,374	$1,887,326	$1,131,968

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.84		$9.93	$7.52	$7.21	$6.55	$5.53

Net investment income (loss) (a)	(0.01)		(0.03)	0.01	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.47		1.44	2.40	0.49	0.69	1.06

Total from investment operations	0.46		1.41	2.41	0.47	0.66	1.02

Less dividends and distributions:
From net investment income	—		—	(0.00)‡	—	—	—
From net realized gain on investments	(1.06)		(0.50)	—	(0.16)	—	—

Total dividends and distributions	(1.06)		(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of period	$10.24		$10.84	$9.93	$7.52	$7.21	$6.55

Total investment return (b)	4.39	% (c)	14.82%	32.13%	6.68%	10.08%	18.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20	%)††	(0.28%)	0.09%	(0.28%)	(0.43%)	(0.64%)
Net expenses	1.03	% ††	1.04%	1.08%	1.10%	1.15%	1.27%
Expenses (before waiver/reimbursement)	1.03	% ††	1.04%	1.08%	1.10%	1.15%	1.28%
Portfolio turnover rate	31%		67%	74%	60%	52%	91%
Net assets at end of period (in 000’s)	$198,598		$199,826	$211,111	$199,156	$130,140	$93,733

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011		2010
Net asset value at beginning of period	$10.04		$9.29	$7.09	$6.86	$6.28		$5.34

Net investment income (loss) (a)	(0.04)		(0.10)	(0.05)	(0.07)	(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments	0.43		1.35	2.25	0.46	0.66		1.02

Total from investment operations	0.39		1.25	2.20	0.39	0.58		0.94

Less dividends and distributions:
From net investment income	—		—	(0.00)‡	—	—		—
From net realized gain on investments	(1.06)		(0.50)	—	(0.16)	—		—

Total dividends and distributions	(1.06)		(0.50)	(0.00)‡	(0.16)	—		—

Net asset value at end of period	$9.37		$10.04	$9.29	$7.09	$6.86		$6.28

Total investment return (b)	4.01	% (c)	14.08%	30.93%	5.98%	9.24	% (d)	17.60	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.94	%)††	(1.02%)	(0.65%)	(1.01%)	(1.18%)		(1.38%)
Net expenses	1.78	% ††	1.79%	1.83%	1.84%	1.90%		2.02%
Expenses (before waiver/reimbursement)	1.78	% ††	1.79%	1.83%	1.85%	1.90%		2.03%
Portfolio turnover rate	31%		67%	74%	60%	52%		91%
Net assets at end of period (in 000’s)	$50,526		$52,737	$59,671	$58,392	$72,591		$82,590

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.03		$9.29	$7.09	$6.85	$6.28	$5.33

Net investment income (loss) (a)	(0.04)		(0.10)	(0.05)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.43		1.34	2.25	0.47	0.65	1.03

Total from investment operations	0.39		1.24	2.20	0.40	0.57	0.95

Less dividends and distributions:
From net investment income	—		—	(0.00)‡	—	—	—
From net realized gain on investments	(1.06)		(0.50)	—	(0.16)	—	—

Total dividends and distributions	(1.06)		(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of period	$9.36		$10.03	$9.29	$7.09	$6.85	$6.28

Total investment return (b)	4.02	% (c)	13.96%	31.12%	5.99%	9.08%	17.82	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.95	%)††	(1.02%)	(0.66%)	(1.02%)	(1.18%)	(1.39%)
Net expenses	1.78	% ††	1.79%	1.83%	1.85%	1.89%	2.02%
Expenses (before waiver/reimbursement)	1.78	% ††	1.79%	1.83%	1.85%	1.90%	2.03%
Portfolio turnover rate	31%		67%	74%	60%	52%	91%
Net assets at end of period (in 000’s)	$401,259		$402,714	$403,968	$375,521	$380,186	$262,799

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011		2010
Net asset value at beginning of period	$11.32		$10.31	$7.80	$7.45	$6.75		$5.67

Net investment income (loss) (a)	0.01		0.00 ‡	0.03	0.00 ‡	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.49		1.51	2.50	0.51	0.71		1.09

Total from investment operations	0.50		1.51	2.53	0.51	0.70		1.08

Less dividends and distributions:
From net investment income	—		—	(0.02)	—	—		—
From net realized gain on investments	(1.06)		(0.50)	—	(0.16)	—		—

Total dividends and distributions	(1.06)		(0.50)	(0.02)	(0.16)	—		—

Net asset value at end of period	$10.76		$11.32	$10.31	$7.80	$7.45		$6.75

Total investment return (b)	4.57	%(c)	15.26%	32.41%	7.15%	10.37	% (d)	19.05	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10	%††	0.02%	0.38%	0.03%	(0.09%)		(0.23%)
Net expenses	0.74	%††	0.74%	0.77%	0.79%	0.81%		0.85%
Expenses (before waiver/reimbursement)	0.74	%††	0.74%	0.77%	0.79%	0.82%		0.94%
Portfolio turnover rate	31%		67%	74%	60%	52%		91%
Net assets at end of period (in 000’s)	$13,102,363		$14,361,006	$13,254,459	$11,215,464	$8,465,658		$3,497,859

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class R1	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.17		$10.19	$7.72	$7.38	$6.70	$5.63

Net investment income (loss) (a)	0.00	‡	(0.01)	0.02	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	0.49		1.49	2.47	0.51	0.70	1.09

Total from investment operations	0.49		1.48	2.49	0.50	0.68	1.07

Less dividends and distributions:
From net investment income	—		—	(0.02)	—	—	—
From net realized gain on investments	(1.06)		(0.50)	—	(0.16)	—	—

Total dividends and distributions	(1.06)		(0.50)	(0.02)	(0.16)	—	—

Net asset value at end of period	$10.60		$11.17	$10.19	$7.72	$7.38	$6.70

Total investment return (b)	4.54	%(c)	15.14%	32.27%	6.94%	10.15%	19.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.00	%††(d)	(0.08%)	0.28%	(0.08%)	(0.21%)	(0.35%)
Net expenses	0.84	%††	0.84%	0.87%	0.89%	0.91%	0.97%
	0.84	%††	0.84%	0.87%	0.89%	0.92%	1.04%
Portfolio turnover rate	31%		67%	74%	60%	52%	91%
Net assets at end of period (in 000’s)	$2,126,919		$2,225,940	$2,287,242	$1,950,015	$1,140,164	$418,253

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.92		$9.99	$7.57	$7.26	$6.61	$5.57

Net investment income (loss) (a)	(0.01)		(0.03)	0.00 ‡	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.47		1.46	2.42	0.49	0.68	1.08

Total from investment operations	0.46		1.43	2.42	0.47	0.65	1.04

Less dividends and distributions:
From net investment income	—		—	(0.00)‡	—	—	—
From net realized gain on investments	(1.06)		(0.50)	—	(0.16)	—	—

Total dividends and distributions	(1.06)		(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of period	$10.32		$10.92	$9.99	$7.57	$7.26	$6.61

Total investment return (b)	4.36	% (c)	14.93%	31.88%	6.77%	9.83%	18.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25	%)††	(0.33%)	0.03%	(0.32%)	(0.46%)	(0.66%)
Net expenses	1.09	% ††	1.09%	1.12%	1.14%	1.16%	1.28%
Expenses (before waiver/reimbursement)	1.09	% ††	1.09%	1.12%	1.14%	1.17%	1.29%
Portfolio turnover rate	31%		67%	74%	60%	52%	91%
Net assets at end of period (in 000’s)	$895,704		$984,295	$1,014,655	$854,119	$701,183	$217,002

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.67		$9.80	$7.45	$7.16	$6.53	$5.52

Net investment income (loss) (a)	(0.02)		(0.06)	(0.02)	(0.04)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.46		1.43	2.37	0.49	0.68	1.07

Total from investment operations	0.44		1.37	2.35	0.45	0.63	1.01

Less dividends and distributions:
From net investment income	—		—	(0.00)‡	—	—	—
From net realized gain on investments	(1.06)		(0.50)	—	(0.16)	—	—

Total dividends and distributions	(1.06)		(0.50)	(0.00)‡	(0.16)	—	—

Net asset value at end of period	$10.05		$10.67	$9.80	$7.45	$7.16	$6.53

Total investment return (b)	4.26	% (c)	14.59%	31.63%	6.44%	9.65%	18.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49	%)††	(0.57%)	(0.20%)	(0.57%)	(0.70%)	(0.92%)
Net expenses	1.34	% ††	1.34%	1.37%	1.39%	1.41%	1.53%
Expenses (before reimbursement/waiver)	1.34	% ††	1.34%	1.37%	1.39%	1.42%	1.54%
Portfolio turnover rate	31%		67%	74%	60%	52%	91%
Net assets at end of period (in 000’s)	$137,281		$158,222	$219,158	$205,329	$138,883	$49,395

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2015*		Year ended October 31, 2014	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$11.33		$10.31	$9.02

Net investment income (loss) (a)	0.01		0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	0.50		1.51	1.29

Total from investment operations	0.51		1.52	1.29

Less dividends distributions:
From net realized gain on investments	(1.06)		(0.50)	—

Net asset value at end of period	$10.78		$11.33	$10.31

Total investment return (b)	4.67	%(c)	15.36%	14.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20	%††	0.10%	0.04	%††
Net expenses	0.62	%††	0.62%	0.62	%††
Portfolio turnover rate	31%		67%	74%
Net assets at end of period (in 000’s)	$1,062,145		$738,186	$147,625

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an

22	MainStay Large Cap Growth Fund

indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

23

Notes to Financial Statements (Unaudited) (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual

24	MainStay Large Cap Growth Fund

rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I Shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, the effective management fee rate was 0.60%.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $59,349,513.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,093,420
Class R2	467,954
Class R3	74,946

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $59,799 and $20,069, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,035, $137, $22,710 and $10,702, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$752,049
Investor Class	164,229
Class B	42,235
Class C	331,883
Class I	8,040,032
Class R1	1,292,497
Class R2	553,278
Class R3	88,640

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

25

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Long-Term Capital Gain	$933,879,791

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $6,031,062 and $7,962,195, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	11,447,792	$117,965,026
Shares issued to shareholders in reinvestment of dividends and distributions	10,872,016	110,133,517
Shares redeemed	(23,146,197)	(238,640,649)

Net increase (decrease) in shares outstanding before conversion	(826,389)	(10,542,106)
Shares converted into Class A (See Note 1)	557,373	5,823,450
Shares converted from Class A (See Note 1)	(100,006)	(1,034,067)

Net increase (decrease)	(369,022)	$(5,752,723)

Year ended October 31, 2014:
Shares sold	24,856,559	$250,626,935
Shares issued to shareholders in reinvestment of dividends and distributions	7,410,104	71,656,098
Shares redeemed (a)	(75,587,837)	(777,204,305)

Net increase (decrease) in shares outstanding before conversion	(43,321,174)	(454,921,272)
Shares converted into Class A (See Note 1)	1,055,625	10,735,362
Shares converted from Class A (See Note 1)	(74,778)	(767,973)

Net increase (decrease)	(42,340,327)	$(444,953,883)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,222,994	$12,533,491
Shares issued to shareholders in reinvestment of dividends and distributions	1,911,228	19,226,958
Shares redeemed	(2,022,519)	(20,694,029)

Net increase (decrease) in shares outstanding before conversion	1,111,703	11,066,420
Shares converted into Investor Class (See Note 1)	356,020	3,606,847
Shares converted from Investor Class (See Note 1)	(507,926)	(5,283,732)

Net increase (decrease)	959,797	$9,389,535

Year ended October 31, 2014:
Shares sold	1,918,580	$19,445,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,060,392	10,190,366
Shares redeemed	(5,626,708)	(56,267,073)

Net increase (decrease) in shares outstanding before conversion	(2,647,736)	(26,631,360)
Shares converted into Investor Class (See Note 1)	716,347	7,290,183
Shares converted from Investor Class (See Note 1)	(911,204)	(9,221,550)

Net increase (decrease)	(2,842,593)	$(28,562,727)

26	MainStay Large Cap Growth Fund

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	415,607	$3,910,700
Shares issued to shareholders in reinvestment of dividends and distributions	520,165	4,802,784
Shares redeemed	(459,002)	(4,340,281)

Net increase (decrease) in shares outstanding before conversion	476,770	4,373,203
Shares converted from Class B (See Note 1)	(336,808)	(3,112,498)

Net increase (decrease)	139,962	$1,260,705

Year ended October 31, 2014:
Shares sold	557,335	$5,214,891
Shares issued to shareholders in reinvestment of dividends and distributions	311,947	2,795,210
Shares redeemed	(1,186,253)	(11,113,025)

Net increase (decrease) in shares outstanding before conversion	(316,971)	(3,102,924)
Shares converted from Class B (See Note 1)	(851,905)	(8,036,022)

Net increase (decrease)	(1,168,876)	$(11,138,946)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	5,221,067	$48,718,143
Shares issued to shareholders in reinvestment of dividends and distributions	2,080,388	19,181,176
Shares redeemed	(4,577,682)	(43,088,542)

Net increase (decrease)	2,723,773	$24,810,777

Year ended October 31, 2014:
Shares sold	4,532,756	$41,998,439
Shares issued to shareholders in reinvestment of dividends and distributions	1,003,771	8,993,784
Shares redeemed	(8,903,835)	(83,585,192)

Net increase (decrease)	(3,367,308)	$(32,592,969)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	135,081,857	$1,450,929,234
Shares issued to shareholders in reinvestment of dividends and distributions	92,488,739	975,756,194
Shares redeemed	(278,159,060)	(3,003,916,120)

Net increase (decrease)	(50,588,464)	$(577,230,692)

Year ended October 31, 2014:
Shares sold	302,995,085	$3,186,848,125
Shares issued to shareholders in reinvestment of dividends and distributions	46,695,836	467,425,319
Shares redeemed	(366,622,694)	(3,852,410,028)

Net increase (decrease)	(16,931,773)	$(198,136,584)

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	14,460,690	$153,743,833
Shares issued to shareholders in reinvestment of dividends and distributions	19,995,031	207,948,321
Shares redeemed	(32,988,123)	(350,240,032)

Net increase (decrease)	1,467,598	$11,452,122

Year ended October 31, 2014:
Shares sold	33,171,094	$343,915,115
Shares issued to shareholders in reinvestment of dividends and distributions	11,099,576	109,774,812
Shares redeemed	(69,441,414)	(719,944,817)

Net increase (decrease)	(25,170,744)	$(266,254,890)

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	10,505,086	$108,036,894
Shares issued to shareholders in reinvestment of dividends and distributions	6,586,660	66,722,868
Shares redeemed	(20,433,517)	(210,921,151)

Net increase (decrease)	(3,341,771)	$(36,161,389)

Year ended October 31, 2014:
Shares sold	17,586,697	$177,085,796
Shares issued to shareholders in reinvestment of dividends and distributions	3,763,451	36,430,206
Shares redeemed	(32,714,058)	(332,415,044)

Net increase (decrease)	(11,363,910)	$(118,899,042)

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,569,654	$15,871,191
Shares issued to shareholders in reinvestment of dividends and distributions	1,388,579	13,719,161
Shares redeemed	(4,123,276)	(41,575,790)

Net increase (decrease)	(1,165,043)	$(11,985,438)

Year ended October 31, 2014:
Shares sold	3,264,614	$32,235,062
Shares issued to shareholders in reinvestment of dividends and distributions	1,039,860	9,868,280
Shares redeemed	(11,834,675)	(117,401,575)

Net increase (decrease)	(7,530,201)	$(75,298,233)

27

Notes to Financial Statements (Unaudited) (continued)

Class R6	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	35,017,118	$368,238,022
Shares issued to shareholders in reinvestment of dividends and distributions	6,566,939	69,346,874
Shares redeemed	(8,158,392)	(87,908,242)

Net increase (decrease)	33,425,665	$349,676,654

Year ended October 31, 2014:
Shares sold	58,148,183	$614,858,176
Shares issued to shareholders in reinvestment of distributions	1,548,526	15,500,740
Shares redeemed	(8,873,853)	(94,005,209)

Net increase (decrease)	50,822,856	$536,353,707

Note 9–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the Fund, the MainStay Large Cap Growth

Fund, the MainStay High Yield Corporate Bond Fund and the MainStay Marketfield Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investment. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management LLC (“Winslow Capital”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow Capital and responses from New York Life Investments and Winslow Capital to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit

Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Winslow Capital and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Winslow Capital

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Winslow Capital provides to the Fund. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managing other portfolios. It examined Winslow Capital’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment. The Board also reviewed Winslow Capital’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow Capital to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Agreements and the profits realized by New York Life Investments and its affiliates and

Winslow Capital, due to their relationships with the Fund. Because Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow Capital must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Winslow Capital concerning other business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates.

30	MainStay Large Cap Growth Fund

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Winslow Capital, the Board concluded that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital and are based on fees paid to Winslow Capital by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Winslow Capital are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Large Cap Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651780 MS139-15	MSLG10-06/15 NL031

MainStay MAP Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.98 4.78%	3.99 10.05%	10.90 12.16%	7.41 8.02%	1.11 1.11%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.05 4.71	3.85 9.90	10.70 11.96	7.27 7.88	1.26 1.26
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.43 4.32	4.09 9.06	10.86 11.13	7.07 7.07	2.01 2.01
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.37 4.32	8.07 9.06	11.12 11.12	7.07 7.07	2.01 2.01
Class I Shares	No Sales Charge		4.92	10.31	12.45	8.32	0.86
Class R1 Shares	No Sales Charge		4.84	10.18	12.33	8.20	0.96
Class R2 Shares	No Sales Charge		4.73	9.93	12.05	7.95	1.21
Class R3 Shares[4]	No Sales Charge		4.57	9.64	11.76	7.65	1.46

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[5]	4.74%	12.74%	14.33%	8.66%
S&P 500® Index[6]	4.40	12.98	14.33	8.32
Average Lipper Large-Cap Core Fund[7]	3.87	11.09	12.86	7.65

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,047.80	$5.64	$1,019.30	$5.56

Investor Class Shares	$1,000.00	$1,047.10	$6.34	$1,018.60	$6.26

Class B Shares	$1,000.00	$1,043.20	$10.13	$1,014.90	$9.99

Class C Shares	$1,000.00	$1,043.20	$10.13	$1,014.90	$9.99

Class I Shares	$1,000.00	$1,049.20	$4.37	$1,020.50	$4.31

Class R1 Shares	$1,000.00	$1,048.40	$4.88	$1,020.00	$4.81

Class R2 Shares	$1,000.00	$1,047.30	$6.14	$1,018.80	$6.06

Class R3 Shares	$1,000.00	$1,045.70	$7.41	$1,017.60	$7.30

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.11% for Class A, 1.25% for Investor Class, 2.00% for Class B and Class C, 0.86% for Class I, 0.96% for Class R1, 1.21% for Class R2 and 1.46% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Media	8.8%
Capital Markets	7.5
Banks	7.1
Oil, Gas & Consumable Fuels	6.2
Pharmaceuticals	6.2
Chemicals	5.2
Aerospace & Defense	4.6
Software	3.4
Technology Hardware, Storage & Peripherals	3.4
Internet Software & Services	3.2
Health Care Equipment & Supplies	3.1
Insurance	3.1
Industrial Conglomerates	2.8
Health Care Providers & Services	2.7
Semiconductors & Semiconductor Equipment	2.1
Hotels, Restaurants & Leisure	1.9
Auto Components	1.8
Food & Staples Retailing	1.8
Consumer Finance	1.7
Machinery	1.6
Specialty Retail	1.5
Beverages	1.4
Biotechnology	1.4
Real Estate Investment Trusts	1.3
IT Services	1.2

Communications Equipment	1.1%
Energy Equipment & Services	1.1
Road & Rail	1.1
Electrical Equipment	1.0
Diversified Telecommunication Services	0.9
Internet & Catalog Retail	0.8
Wireless Telecommunication Services	0.8
Electronic Equipment, Instruments & Components	0.7
Household Products	0.7
Multi-Utilities	0.7
Real Estate Management & Development	0.7
Electric Utilities	0.5
Metals & Mining	0.5
Commercial Services & Supplies	0.4
Construction Materials	0.4
Household Durables	0.4
Trading Companies & Distributors	0.4
Tobacco	0.3
Construction & Engineering	0.2
Diversified Financial Services	0.2
Gas Utilities	0.2
Food Products	0.1
Short-Term Investment	1.9
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Medtronic PLC

3.	Monsanto Co.

4.	Boeing Co. (The)

5.	Bank of America Corp.

6.	General Electric Co.

7.	Comcast Corp. Class A

8.	Liberty Media Corp.

9.	Google, Inc.

10.	Goldman Sachs Group, Inc. (The)

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey and James Mulvey of the Fund’s Subadvisor Markston International LLC (“Markston International”) and by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of the Fund’s Subadvisor Institutional Capital LLC (“ICAP”).

How did MainStay MAP Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay MAP Fund returned 4.78% for Class A shares, 4.71% for Investor Class shares and 4.32% for Class B and Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 4.92%, Class R1 shares returned 4.84%, Class R2 shares returned 4.73% and Class R3 shares returned 4.57%. For the six months ended April 30, 2015, Class A, Class I and Class R1 shares outperformed—and Investor Class, Class B, Class C, Class R2 and Class R3 underperformed—the 4.74% return of the Russell 3000® Index1 which is the Fund’s primary benchmark. Over the same period, with the exception of Class B and Class C shares, all share classes outperformed the 4.40% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2015, all share classes outperformed the 3.87% return of the Average Lipper2 Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance during the reporting period?

Markston International

Our portion of the Fund outperformed the Russell 3000® Index during the reporting period. This was mainly a result of strong stock selection in the health care and energy sectors, along with an overweight position in the consumer discretionary sector.

ICAP

In our portion of the Fund that invests in U.S. equities, a number of key drivers affected performance relative to the S&P 500® Index. Favorable stock selection in the health care and industrials sectors added to relative performance. Stock selection in the consumer discretionary and health care sectors, however, detracted from relative performance. Our portion of the Fund that invests in U.S. equities benefited from an underweight position relative to the S&P 500® Index in the energy sector. On the other hand, an underweight position in the information technology sector detracted from relative performance.

In our portion of the Fund that invests in global equities, health care, consumer staples and telecommunication services were the best performing sectors on an absolute basis. In this portion of the Fund, the weakest-performing sectors on an absolute basis were energy, utilities and industrials.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

Markston International

During the reporting period, the strongest positive contributions to relative performance in our portion of the Fund came from the consumer discretionary, health care and information technology sectors. (Contributions take weightings and total returns into account.) The sectors that detracted the most from relative performance were energy, industrials and utilities.

ICAP

In our portion of the Fund that invests in U.S. equities, the sectors that made the strongest positive contributions to performance relative to the S&P 500® Index were health care, industrials and telecommunication services. Favorable stock selection was the primary driver in the health care and industrials sectors, while our weighting in the telecommunication services sector added value. The sectors that detracted the most from relative performance were consumer discretionary, information technology and materials. Stock selection was the primary driver in each case.

In our portion of the Fund that invests in global equities, the top contributing sectors on an absolute basis were health care, financials and information technology. The sectors that contributed the least to absolute performance were energy, utilities and industrials.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s performance and which stocks detracted the most?

Markston International

In our portion of the Fund, the strongest positive contributors to absolute performance were health care insurer Aetna, medical device and generic drug company Hospira and aerospace manufacturer Boeing. Aetna enjoyed strong performance as most managed care companies rallied during the reporting period. Hospira shares advanced when the company received an offer to be acquired by Pfizer. Boeing continued to show strong orders for new fuel-efficient planes, despite a drop in oil prices.

The stocks that detracted the most from absolute performance in our portion of the Fund were railroad operator Union Pacific, and credit card companies Discover Financial Services and American Express. Union Pacific was pressured by the decline in energy prices, as the market anticipated a drop-off in carloads carrying shale oil. The share price of Discover Financial

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Services declined after the company missed its fourth-quarter 2014 earnings because of a one-time charge and needed to increase its reserve by $100 million. Shares of American Express fell after Costco and JetBlue dropped their partnerships with the company. In addition, American Express lost an antitrust lawsuit brought by the Department of Justice.

ICAP

In our portion of the Fund that invests in U.S. equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were health care company Valeant Pharmaceuticals International, aerospace manufacturer Boeing and diversified pharmaceutical company Pfizer. We believe that Valeant Pharmaceuticals has a unique, shareholder-friendly approach. The company is an aggressive acquirer, and we believe that the integration of recent acquisition Bausch & Lomb, along with additional targets in the coming year, can drive earnings higher. The company recently announced the acquisition of specialty pharmaceutical organization Salix in a deal that we believe may add to earnings. Boeing has benefited from strong delivery growth and production-cost improvements for its 787 aircraft, which have led to a dramatic increase in free cash flow. Boeing is committed to returning 80% of free cash flow to shareholders. The company increased its dividend by 25% in December 2014 and initiated a $12 billion share buyback program. Boeing has a free cash flow yield around 9.5%, and we continue to find the stock attractively valued, although we have trimmed the position from our portion of the Fund on recent strength. Pfizer has been restructuring its businesses over the past several years and cutting research and development (R&D) expenses as it seeks to deploy capital more effectively. The company announced the acquisition of Hospira in the first quarter of 2015, which should add to earnings. Pfizer also received positive news on its breast cancer drug, Ibrance, and has continued to return cash to shareholders through dividends and share repurchases. We trimmed the position from our portion of the Fund following a period of strength. All of these positions remained in our portion of the Fund at the end of the reporting period.

Primary detractors from absolute performance in our portion of the Fund that invests in U.S. equities included oilfield services provider Halliburton, data storage provider NetApp and diversified financial services company Bank of America. Halliburton underperformed during the fourth quarter of 2014, as investors were concerned that falling oil prices would affect customer spending. We sold the stock from our portion of the Fund because of this risk and our belief that Halliburton’s announced acquisition of Baker Hughes was at a price high enough to weigh on the stock. NetApp struggled to gain market share despite its product refresh, and the shift to cloud computing has lengthened the company’s sales cycle. We eliminated NetApp from our portion of the Fund that invests in U.S. equities to allow room for stocks that we believe had greater potential upside and were more attractive on a relative-valuation basis. Bank of America lagged because of lighter-than-expected revenues and pressure from falling interest rates. We believe that the company is making tangible progress on expenses, with both core and legacy costs declining. The position remained in our portion of the Fund at the end of the reporting period.

In our portion of the Fund that invests in global equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were Swiss wealth management company Julius Baer, health care company Valeant Pharmaceuticals International and aerospace manufacturer Boeing. Julius Baer had largely completed the integration of the international wealth management operations of Merrill Lynch (acquired in 2012), which added approximately €61 billion in assets under management. With synergies taking hold, the stock benefited as the cost-to-income ratio improved. Our reasons for purchasing Valeant Pharmaceuticals and Boeing have already been discussed in relation to our U.S. equity portion of the Fund.

Primary detractors from absolute performance in our portion of the Fund that invests in global equities included Vallourec, a French manufacturer of steel tubing for the oil, gas & consumable fuels industry; Sands China, the largest and most profitable casino operator in Macau; and Halliburton, a major oilfield services provider. Vallourec’s performance was hurt by inventory destocking by its Saudi and Brazilian customers and uncertainty about the company’s future path of earnings. We remain positive regarding the longer-term demand outlook, driven by the move toward increasingly complex deepwater and unconventional drilling. We believe that the consolidated structure of the industry—which has only two major players—is also favorable for the stock. Sands China’s short-term outlook was clouded by China’s anticorruption campaign. Casino operators remain positive on the mid-term outlook for Macau, and management anticipates improving industry revenues in the second half of 2015, with Macau returning to growth. The reasons for Halliburton’s underperformance and sale were noted earlier in relation to our U.S. equity portion of the Fund. Vallourec and Sands China remained in our portion of the Fund at the end of the reporting period, as we believed that the stocks were attractively valued and the companies had strong performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

During the reporting period, we increased our position in independent oil and gas company Chesapeake Energy and large money-center banking company Bank of America. In both instances, we made the purchases at prices that we felt were attractive based on the stocks’ price-to-book ratios. Our largest

10	MainStay MAP Fund

sales during the reporting period included medical device and generic drug company Hospira and industrial conglomerate General Electric. We reduced our position in Hospira after Pfizer announced an agreement to buy it. We pared our position in General Electric after the company announced plans to sell its real estate portfolio.

ICAP

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

In both our domestic and global equity portions of the Fund, we added specialty pharmaceutical company Actavis. The company is the product of several mergers and acquisitions over the past few years; and in the fourth quarter of 2014, Actavis announced a deal to acquire Allergan, which we believe may add substantially to earnings. In our opinion, the stock may benefit from the integration of Allergan and from increased product pipeline visibility.

In our portion of the Fund that invests in U.S. equities, we also initiated a new position in international oil and gas producer Occidental Petroleum. The company is in the midst of a portfolio restructuring that we believed would create value, leaving the company with an attractive profile of production growth, cash flow generation and high returns on capital.

In our portion of the Fund that invests in global equities, we added a position in Korean technology giant Samsung Electronics. In our view, Samsung Electronics has moved from being a smartphone story to a memory story. Industry analysts expect significant growth of memory chips over the next several years, and increased consolidation within the sector has led memory players to act more rationally in their pricing and production (not overproducing and underpricing, which could undermine profitability). We also believe that ownership restructuring can lead to an increase in dividends and share repurchases.

In both our domestic and global equity portions of the Fund, we sold pharmaceutical company Bristol-Myers Squibb and managed health care company UnitedHealth Group as the stocks neared our respective price targets and showed limited upside potential. We also sold regional bank PNC Financial from our domestic and global equity portions of the Fund after a period of strength. We sold PNC Financial in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

Markston International

During the reporting period, our portion of the Fund marginally increased its overweight allocations relative to the Russell

3000® Index in the consumer discretionary and financials sectors. We reduced our overweight allocation in the energy sector and increased the degree to which our portion of the Fund was underweight in the health care sector relative to the Index.

ICAP

In our portion of the Fund that invests in U.S. equities, we increased sector exposure relative to the S&P 500® Index in information technology and industrials. In the information technology sector, we decreased the degree to which we were underweight relative to the benchmark. In the industrials sector, we increased our overweight position relative to the S&P 500® Index. We decreased our sector weightings relative to the Index in health care and consumer discretionary. In each case, we decreased the degree to which our portion of the Fund was overweight relative to the S&P 500® Index.

In our portion of the Fund that invests in global equities, we increased absolute weightings in the materials and information technology sectors during the reporting period. Over the same period, we decreased our global-equity weightings in the energy and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

Markston International

As of April 30, 2015, our portion of the Fund held slightly overweight positions relative to the Russell 3000® Index in the financials, consumer discretionary and energy sectors. As of the same date, our portion of the Fund held underweight positions relative to the Index in the health care, utilities and telecommunication services sectors.

ICAP

As of April 30, 2015, our portion of the Fund that invests in U.S. equities was most significantly overweight relative to the S&P 500® Index in the consumer discretionary and financials sectors. As of the same date, our domestic equity portion of the Fund was most significantly underweight relative to Index in the consumer staples and information technology sectors.

In our portion of the Fund that invests in global equities, the largest weightings were in the financials and health care sectors. The smallest weightings were in the consumer staples and utilities sectors.

This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 98.2%†
Aerospace & Defense 4.6%
Aerojet Rocketdyne Holdings, Inc. (a)	148,600	$2,921,476
♦Boeing Co. (The)	358,102	51,330,341
Honeywell International, Inc.	233,702	23,585,206
Northrop Grumman Corp.	35,213	5,424,211
Orbital ATK, Inc.	61,221	4,478,928
Raytheon Co.	72,955	7,587,320
United Technologies Corp.	23,650	2,690,187

		98,017,669

Auto Components 1.8%
Bridgestone Corp.	178,950	7,477,325
Johnson Controls, Inc.	613,640	30,915,183

		38,392,508

Banks 7.1%
Banco Popular Espanol S.A.	1,318,250	6,866,097
♦Bank of America Corp.	2,960,534	47,161,307
Citigroup, Inc.	790,755	42,163,057
ING Groep N.V. (a)	552,300	8,484,981
JPMorgan Chase & Co.	169,872	10,746,103
Lloyds Banking Group PLC	8,151,250	9,671,490
U.S. Bancorp	269,500	11,553,465
Wells Fargo & Co.	254,959	14,048,241

		150,694,741

Beverages 1.4%
Coca-Cola Co. (The)	296,440	12,023,606
PepsiCo., Inc.	178,172	16,947,721

		28,971,327

Biotechnology 1.4%
Biogen, Inc. (a)	44,350	16,583,795
Celgene Corp. (a)	132,300	14,296,338

		30,880,133

Capital Markets 7.5%
Ameriprise Financial, Inc.	249,862	31,302,711
Bank of New York Mellon Corp. (The)	110,125	4,662,693
Daiwa Securities Group, Inc.	1,644,600	13,618,390
Deutsche Bank A.G.	212,350	6,843,416
♦Goldman Sachs Group, Inc. (The)	222,013	43,607,793
Julius Baer Group, Ltd. (a)	242,000	12,765,022
Northern Trust Corp.	364,796	26,684,827
State Street Corp.	265,759	20,495,334

		159,980,186

Chemicals 5.2%
Akzo Nobel N.V.	99,520	7,584,933
E.I. du Pont de Nemours & Co.	336,330	24,619,356
♦Monsanto Co.	491,454	56,006,098

	Shares	Value

Chemicals (continued)
Mosaic Co. (The)	364,450	$16,035,800
Syngenta A.G.	20,200	6,790,489

		111,036,676

Commercial Services & Supplies 0.4%
Covanta Holding Corp.	242,700	4,924,383
Tyco International PLC	106,989	4,213,227

		9,137,610

Communications Equipment 1.1%
Infinera Corp. (a)	92,352	1,736,218
QUALCOMM, Inc.	324,400	22,059,200

		23,795,418

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc. (a)	104,801	4,491,771

Construction Materials 0.4%
Holcim, Ltd. (a)	100,900	8,150,323

Consumer Finance 1.7%
American Express Co.	351,865	27,251,944
Discover Financial Services	172,420	9,995,188

		37,247,132

Diversified Financial Services 0.2%
Berkshire Hathaway, Inc. Class B (a)	24,249	3,424,201
Leucadia National Corp.	51,006	1,212,413

		4,636,614

Diversified Telecommunication Services 0.9%
AT&T, Inc.	200,995	6,962,467
Nippon Telegraph & Telephone Corp.	120,500	8,121,526
Verizon Communications, Inc.	73,790	3,721,967

		18,805,960

Electric Utilities 0.5%
Duke Energy Corp.	52,668	4,085,457
Endesa S.A.	338,550	6,719,232

		10,804,689

Electrical Equipment 1.0%
ABB, Ltd. (a)	533,400	11,680,797
Rockwell Automation, Inc.	82,442	9,777,621

		21,458,418

Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	192,000	4,018,560
TE Connectivity, Ltd.	163,166	10,858,697

		14,877,257

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

12	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Energy Equipment & Services 1.1%
Cameron International Corp. (a)	259,650	$14,234,013
Schlumberger, Ltd.	92,700	8,770,347

		23,004,360

Food & Staples Retailing 1.8%
CVS Health Corp.	185,031	18,371,728
Wal-Mart Stores, Inc.	117,400	9,163,070
Walgreens Boots Alliance, Inc.	137,030	11,363,898

		38,898,696

Food Products 0.1%
Mondelez International, Inc. Class A	36,718	1,408,870

Gas Utilities 0.2%
National Fuel Gas Co.	56,839	3,663,274

Health Care Equipment & Supplies 3.1%
Abbott Laboratories	98,070	4,552,409
Baxter International, Inc.	83,193	5,718,687
♦Medtronic PLC	754,072	56,140,661

		66,411,757

Health Care Providers & Services 2.7%
Aetna, Inc.	307,835	32,898,326
Express Scripts Holding Co. (a)	292,450	25,267,680
SunLink Health Systems, Inc. (a)	35,407	53,819

		58,219,825

Hotels, Restaurants & Leisure 1.9%
Las Vegas Sands Corp.	233,600	12,352,768
McDonald’s Corp.	93,080	8,986,874
Sands China, Ltd.	1,924,650	7,846,598
Starwood Hotels & Resorts Worldwide, Inc.	135,761	11,668,658

		40,854,898

Household Durables 0.4%
Whirlpool Corp.	54,050	9,491,180

Household Products 0.7%
Colgate-Palmolive Co.	42,683	2,871,712
Procter & Gamble Co. (The)	60,745	4,829,835
Svenska Cellulosa AB Class B	251,050	6,341,493

		14,043,040

Industrial Conglomerates 2.8%
3M Co.	47,980	7,503,592
♦General Electric Co.	1,726,288	46,747,879
Siemens A.G.	58,500	6,403,191

		60,654,662

Insurance 3.1%
Allstate Corp. (The)	84,724	5,901,874

	Shares	Value

Insurance (continued)
American International Group, Inc.	137,885	$7,761,547
Aon PLC	12,800	1,231,744
Chubb Corp. (The)	124,801	12,274,178
Marsh & McLennan Cos., Inc.	54,194	3,043,535
MetLife, Inc.	137,580	7,056,478
Travelers Cos., Inc. (The)	223,362	22,584,132
W.R. Berkley Corp.	140,594	6,887,700

		66,741,188

Internet & Catalog Retail 0.8%
Liberty Interactive Corp. Class A (a)	440,543	12,670,016
Liberty TripAdvisor Holdings, Inc. Class A (a)	49,194	1,461,554
Liberty Ventures (a)	66,931	2,789,684

		16,921,254

Internet Software & Services 3.2%
eBay, Inc. (a)	285,162	16,613,538
♦Google, Inc. Class A (a)	21,105	11,581,791
♦Google, Inc. Class C (a)	60,190	32,342,370
VeriSign, Inc. (a)	108,435	6,886,707
Yahoo!, Inc. (a)	45,000	1,915,425

		69,339,831

IT Services 1.2%
Automatic Data Processing, Inc.	143,382	12,121,514
International Business Machines Corp.	79,559	13,627,661

		25,749,175

Machinery 1.6%
Caterpillar, Inc.	106,070	9,215,362
Pentair PLC	335,700	20,863,755
Vallourec S.A.	214,800	5,050,825

		35,129,942

Media 8.8%
Cablevision Systems Corp. Class A	214,442	4,284,551
♦Comcast Corp. Class A	803,270	46,396,875
DIRECTV (a)	55,965	5,076,305
Grupo Televisa S.A.B., Sponsored ADR (a)	195,000	7,099,950
Liberty Broadband Corp. Class A (a)	38,111	2,067,141
Liberty Broadband Corp. Class C (a)	162,822	8,834,722
♦Liberty Media Corp. Class A (a)	271,776	10,430,763
♦Liberty Media Corp. Class C (a)	896,538	34,023,617
Madison Square Garden Co. Class A (a)	155,263	12,467,619
Omnicom Group, Inc.	94,950	7,193,412
Starz Class A (a)	96,028	3,776,781
Time Warner, Inc.	118,375	9,992,034
Viacom, Inc. Class B	458,550	31,846,297
Walt Disney Co. (The)	32,100	3,489,912

		186,979,979

Metals & Mining 0.5%
JFE Holdings, Inc.	462,750	10,425,377

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Multi-Utilities 0.7%
Dominion Resources, Inc.	18,700	$1,340,416
E.ON S.E.	815,750	12,787,571

		14,127,987

Oil, Gas & Consumable Fuels 6.2%
Anadarko Petroleum Corp.	95,684	9,003,864
Apache Corp.	101,929	6,971,944
Chesapeake Energy Corp.	275,959	4,351,873
Chevron Corp.	31,629	3,512,717
ConocoPhillips	135,181	9,181,494
Devon Energy Corp.	76,745	5,234,776
EOG Resources, Inc.	95,958	9,495,044
Hess Corp.	90,166	6,933,765
Marathon Oil Corp.	169,389	5,267,998
Marathon Petroleum Corp.	138,085	13,611,039
Occidental Petroleum Corp.	408,900	32,752,890
Phillips 66	52,738	4,182,651
Spectra Energy Corp.	288,125	10,732,656
Total S.A.	115,250	6,241,817
Williams Cos., Inc. (The)	112,016	5,734,099

		133,208,627

Pharmaceuticals 6.2%
AbbVie, Inc.	117,027	7,566,966
Actavis PLC (a)	108,875	30,796,382
AstraZeneca PLC	124,000	8,545,387
Hospira, Inc. (a)	30,622	2,672,994
Johnson & Johnson	90,925	9,019,760
Merck & Co., Inc.	101,426	6,040,933
Merck KGaA	97,200	10,542,874
Novartis A.G.	117,800	12,170,990
Pfizer, Inc.	900,150	30,542,090
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	47,050	2,842,761
Valeant Pharmaceuticals International, Inc. (a)	55,325	12,001,652

		132,742,789

Real Estate Investment Trusts 1.3%
HCP, Inc.	266,401	10,733,296
UDR, Inc.	433,464	14,204,615
Weyerhaeuser Co.	61,525	1,938,653

		26,876,564

Real Estate Management & Development 0.7%
Mitsubishi Estate Co., Ltd.	620,200	14,579,750

Road & Rail 1.1%
CSX Corp.	167,526	6,046,014
Union Pacific Corp.	158,910	16,881,009

		22,927,023

	Shares	Value

Semiconductors & Semiconductor Equipment 2.1%
ASML Holding N.V.	77,450	$8,316,095
ASML Holding N.V., NY Registered Shares	67,250	7,198,440
Intel Corp.	223,625	7,278,994
Texas Instruments, Inc.	425,400	23,060,934

		45,854,463

Software 3.4%
Microsoft Corp.	499,123	24,277,343
Oracle Corp.	810,058	35,334,730
SAP S.E.	162,900	12,427,875

		72,039,948

Specialty Retail 1.5%
Home Depot, Inc. (The)	101,773	10,887,675
Lowe’s Cos., Inc.	244,122	16,810,241
Outerwall, Inc.	49,593	3,294,463

		30,992,379

Technology Hardware, Storage & Peripherals 3.4%
♦Apple, Inc.	453,600	56,768,040
Samsung Electronics Co., Ltd., GDR	19,250	12,656,807
SanDisk Corp.	50,201	3,360,455

		72,785,302

Tobacco 0.3%
Philip Morris International, Inc.	84,825	7,080,343

Trading Companies & Distributors 0.4%
Mitsubishi Corp.	400,950	8,668,165

Wireless Telecommunication Services 0.8%
Intouch Holdings PCL, NVDR	945,700	2,207,293
Vodafone Group PLC, Sponsored ADR	405,468	14,272,474

		16,479,767

Total Common Stocks (Cost $1,548,005,893)		2,097,678,847

	Number of Rights
Rights 0.0%‡
Banks 0.0%‡
Banco Popular Espanol S.A. Expires 5/7/15 (a)	1,302,550	24,863

Total Rights (Cost $25,046)		24,863

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 1.9%
Repurchase Agreement 1.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $42,037,020 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $43,410,000 and a Market Value of $42,888,993)	$42,037,020	$42,037,020

Total Short-Term Investment (Cost $42,037,020)		42,037,020

Total Investments (Cost $1,590,067,959) (b)	100.1%	2,139,740,730
Other Assets, Less Liabilities	(0.1)	(2,957,234)
Net Assets	100.0%	$2,136,783,496
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $1,597,836,872 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$579,123,049
Gross unrealized depreciation	(37,219,191)

Net unrealized appreciation	$541,903,858

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Auto Components	$30,915,183	$7,477,325	$—	$38,392,508
Banks	125,672,173	25,022,568	—	150,694,741
Capital Markets	126,753,358	33,226,828	—	159,980,186
Chemicals	96,661,254	14,375,422	—	111,036,676
Construction Materials	—	8,150,323	—	8,150,323
Diversified Telecommunication Services	10,684,434	8,121,526	—	18,805,960
Electric Utilities	4,085,457	6,719,232	—	10,804,689
Electrical Equipment	9,777,621	11,680,797	—	21,458,418
Hotels, Restaurants & Leisure	33,008,300	7,846,598	—	40,854,898
Household Products	7,701,547	6,341,493	—	14,043,040
Industrial Conglomerates	54,251,471	6,403,191	—	60,654,662
Machinery	30,079,117	5,050,825	—	35,129,942
Metals & Mining	—	10,425,377	—	10,425,377
Multi-Utilities	1,340,416	12,787,571	—	14,127,987
Oil, Gas & Consumable Fuels	126,966,810	6,241,817	—	133,208,627
Pharmaceuticals	101,483,538	31,259,251	—	132,742,789
Real Estate Management & Development	—	14,579,750	—	14,579,750
Semiconductors & Semiconductor Equipment	37,538,368	8,316,095	—	45,854,463
Software	59,612,073	12,427,875	—	72,039,948
Technology Hardware, Storage & Peripherals	60,128,495	12,656,807	—	72,785,302
Trading Companies & Distributors	—	8,668,165	—	8,668,165
Wireless Telecommunication Services	14,272,474	2,207,293	—	16,479,767
All Other Industries	906,760,629	—	—	906,760,629

Total Common Stocks	1,837,692,718	259,986,129	—	2,097,678,847

Rights	—	24,863	—	24,863
Short-Term Investment
Repurchase Agreement	—	42,037,020	—	42,037,020

Total Investments in Securities	$1,837,692,718	$302,048,012	$—	$2,139,740,730

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $160,285,098 held by the Fund at October 31, 2014, transferred form Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2015 (a)
Convertible Bond
Oil, Gas & Consumable Fuels	$300	$1	$65	$(66)	$—	$(300)	$—	$—	$—	$—

Total	$300	$1	$65	$(66)	$—	$(300)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investements” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,590,067,959)	$2,139,740,730
Cash	95,813
Cash denominated in foreign currencies (identified cost $198)	207
Receivables:
Investment securities sold	7,060,905
Dividends and interest	2,481,506
Fund shares sold	1,231,171
Other assets	64,965

Total assets	2,150,675,297

Liabilities
Payables:
Investment securities purchased	10,323,616
Fund shares redeemed	1,399,505
Manager (See Note 3)	1,303,931
Transfer agent (See Note 3)	459,195
NYLIFE Distributors (See Note 3)	283,623
Shareholder communication	60,455
Professional fees	35,033
Custodian	14,662
Trustees	2,216
Accrued expenses	9,565

Total liabilities	13,891,801

Net assets	$2,136,783,496

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$476,293
Additional paid-in capital	1,385,468,252

1,385,944,545
Undistributed net investment income	8,096,229
Accumulated net realized gain (loss) on investments and foreign currency transactions	193,069,274
Net unrealized appreciation (depreciation) on investments	549,672,771
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	677

Net assets	$2,136,783,496

Class A
Net assets applicable to outstanding shares	$370,397,018

Shares of beneficial interest outstanding	8,306,420

Net asset value per share outstanding	$44.59
Maximum sales charge (5.50% of offering price)	2.60

Maximum offering price per share outstanding	$47.19

Investor Class
Net assets applicable to outstanding shares	$156,221,801

Shares of beneficial interest outstanding	3,504,452

Net asset value per share outstanding	$44.58
Maximum sales charge (5.50% of offering price)	2.59

Maximum offering price per share outstanding	$47.17

Class B
Net assets applicable to outstanding shares	$64,602,637

Shares of beneficial interest outstanding	1,572,517

Net asset value and offering price per share outstanding	$41.08

Class C
Net assets applicable to outstanding shares	$140,118,317

Shares of beneficial interest outstanding	3,410,646

Net asset value and offering price per share outstanding	$41.08

Class I
Net assets applicable to outstanding shares	$1,386,244,409

Shares of beneficial interest outstanding	30,406,137

Net asset value and offering price per share outstanding	$45.59

Class R1
Net assets applicable to outstanding shares	$3,845,336

Shares of beneficial interest outstanding	85,805

Net asset value and offering price per share outstanding (a)	$44.82

Class R2
Net assets applicable to outstanding shares	$13,885,104

Shares of beneficial interest outstanding	310,346

Net asset value and offering price per share outstanding	$44.74

Class R3
Net assets applicable to outstanding shares	$1,468,874

Shares of beneficial interest outstanding	32,959

Net asset value and offering price per share outstanding	$44.57

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$21,322,355
Interest	7

Total income	21,322,362

Expenses
Manager (See Note 3)	8,001,167
Distribution/Service—Class A (See Note 3)	457,451
Distribution/Service—Investor Class (See Note 3)	192,415
Distribution/Service—Class B (See Note 3)	339,104
Distribution/Service—Class C (See Note 3)	709,571
Distribution/Service—Class R2 (See Note 3)	18,895
Distribution/Service—Class R3 (See Note 3)	3,562
Transfer agent (See Note 3)	1,317,358
Shareholder communication	74,130
Professional fees	62,249
Registration	56,597
Custodian	37,135
Trustees	19,588
Shareholder service (See Note 3)	10,447
Miscellaneous	40,439

Total expenses	11,340,108

Net investment income (loss)	9,982,254

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	200,872,732
Foreign currency transactions	(33,933)

Net realized gain (loss) on investments and foreign currency transactions	200,838,799

Net change in unrealized appreciation (depreciation) on:
Investments	(107,248,733)
Translation of other assets and liabilities in foreign currencies	30,853

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(107,217,880)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	93,620,919

Net increase (decrease) in net assets resulting from operations	$103,603,173

(a)	Dividends recorded net of foreign withholding taxes in the amount of $298,487.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,982,254	$35,456,858
Net realized gain (loss) on investments and foreign currency transactions	200,838,799	175,637,060
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(107,217,880)	39,930,661

Net increase (decrease) in net assets resulting from operations	103,603,173	251,024,579

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,197,632)	(3,679,349)
Investor Class	(1,971,423)	(1,282,822)
Class B	(451,616)	(155,595)
Class C	(903,543)	(276,902)
Class I	(24,145,736)	(18,234,812)
Class R1	(56,486)	(79,038)
Class R2	(200,863)	(185,472)
Class R3	(14,757)	(11,404)

	(32,942,056)	(23,905,394)

From net realized gain on investments:
Class A	(28,567,209)	(7,353,614)
Investor Class	(11,968,176)	(3,038,070)
Class B	(6,073,597)	(1,778,836)
Class C	(12,124,005)	(3,153,772)
Class I	(113,212,950)	(29,691,451)
Class R1	(285,824)	(139,803)
Class R2	(1,208,532)	(410,736)
Class R3	(111,793)	(34,875)

	(173,552,086)	(45,601,157)

Total dividends and distributions to shareholders	(206,494,142)	(69,506,551)

Capital share transactions:
Net proceeds from sale of shares	91,611,833	324,386,662
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	201,309,201	67,826,212
Cost of shares redeemed	(315,520,514)	(483,714,819)

Increase (decrease) in net assets derived from capital share transactions	(22,599,480)	(91,501,945)

Net increase (decrease) in net assets	(125,490,449)	90,016,083

	2015	2014
Net Assets
Beginning of period	2,262,273,945	2,172,257,862

End of period	$2,136,783,496	$2,262,273,945

Undistributed net investment income at end of period	$8,096,229	$31,056,031

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$46.81		$43.28	$34.07	$30.47	$29.79	$25.68

Net investment income (loss) (a)	0.19		0.67	0.41	0.40	0.37	0.25
Net realized and unrealized gain (loss) on investments	1.96		4.21	9.19	3.56	0.63	3.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	2.15		4.88	9.60	3.96	0.94	4.11

Less dividends and distributions:
From net investment income	(0.67)		(0.45)	(0.39)	(0.36)	(0.26)	—
From net realized gain on investments	(3.70)		(0.90)	—	—	—	—

Total dividends and distributions	(4.37)		(1.35)	(0.39)	(0.36)	(0.26)	—

Net asset value at end of period	$44.59		$46.81	$43.28	$34.07	$30.47	$29.79

Total investment return (b)	4.78	%(c)	11.55%	28.47%	13.14%	3.16%	16.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85	%††	1.49%	1.07%	1.24%	1.18%	0.90%
Net expenses	1.11	%††	1.11%	1.11%	1.14%	1.14%	1.21%
Portfolio turnover rate	22%		32%	29%	40%	44%	49%
Net assets at end of period (in 000’s)	$370,397		$364,162	$356,657	$294,247	$296,453	$345,067

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$46.77		$43.24	$34.04	$30.44	$29.76	$25.71

Net investment income (loss) (a)	0.16		0.60	0.34	0.34	0.31	0.19
Net realized and unrealized gain (loss) on investments	1.96		4.21	9.18	3.55	0.63	3.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	2.12		4.81	9.52	3.89	0.88	4.05

Less dividends and distributions:
From net investment income	(0.61)		(0.38)	(0.32)	(0.29)	(0.20)	—
From net realized gain on investments	(3.70)		(0.90)	—	—	—	—

Total dividends and distributions	(4.31)		(1.28)	(0.32)	(0.29)	(0.20)	—

Net asset value at end of period	$44.58		$46.77	$43.24	$34.04	$30.44	$29.76

Total investment return (b)	4.71	%(c)	11.38%	28.26%	12.88%	2.96%	15.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70	%††	1.34%	0.88%	1.04%	0.98%	0.69%
Net expenses	1.25	%††	1.26%	1.30%	1.34%	1.34%	1.41%
Portfolio turnover rate	22%		32%	29%	40%	44%	49%
Net assets at end of period (in 000’s)	$156,222		$152,202	$144,892	$120,771	$114,786	$113,557

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$43.25		$40.08	$31.55	$28.21	$27.63	$24.04

Net investment income (loss) (a)	(0.01)		0.26	0.06	0.10	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	1.82		3.89	8.54	3.29	0.58	3.60
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.05)	(0.00)‡

Total from investment operations	1.81		4.15	8.60	3.39	0.60	3.59

Less dividends and distributions:
From net investment income	(0.28)		(0.08)	(0.07)	(0.05)	(0.02)	—
From net realized gain on investments	(3.70)		(0.90)	—	—	—	—

Total dividends and distributions	(3.98)		(0.98)	(0.07)	(0.05)	(0.02)	—

Net asset value at end of period	$41.08		$43.25	$40.08	$31.55	$28.21	$27.63

Total investment return (b)	4.32	% (c)	10.55%	27.30%	12.04%	2.18%	14.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04	%)††	0.63%	0.16%	0.33%	0.24%	(0.04%)
Net expenses	2.00	% ††	2.01%	2.05%	2.09%	2.09%	2.16%
Portfolio turnover rate	22%		32%	29%	40%	44%	49%
Net assets at end of period (in 000’s)	$64,603		$71,195	$82,695	$86,613	$110,794	$140,674

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$43.25		$40.08	$31.56	$28.21	$27.63	$24.05

Net investment income (loss) (a)	(0.01)		0.25	0.05	0.09	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	1.82		3.90	8.54	3.31	0.58	3.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.05)	(0.00)‡

Total from investment operations	1.81		4.15	8.59	3.40	0.60	3.58

Less dividends and distributions:
From net investment income	(0.28)		(0.08)	(0.07)	(0.05)	(0.02)	—
From net realized gain on investments	(3.70)		(0.90)	—	—	—	—

Total dividends and distributions	(3.98)		(0.98)	(0.07)	(0.05)	(0.02)	—

Net asset value at end of period	$41.08		$43.25	$40.08	$31.56	$28.21	$27.63

Total investment return (b)	4.32	% (c)	10.55%	27.26%	12.07%	2.18%	14.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	0.60%	0.14%	0.31%	0.23%	(0.05%)
Net expenses	2.00	% ††	2.01%	2.05%	2.09%	2.09%	2.16%
Portfolio turnover rate	22%		32%	29%	40%	44%	49%
Net assets at end of period (in 000’s)	$140,118		$143,427	$141,628	$125,700	$136,274	$160,098

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$47.82		$44.18	$34.77	$31.10	$30.39	$26.15

Net investment income (loss) (a)	0.25		0.80	0.52	0.49	0.45	0.32
Net realized and unrealized gain (loss) on investments	2.01		4.29	9.37	3.62	0.66	3.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	2.26		5.09	9.89	4.11	1.05	4.25

Less dividends and distributions:
From net investment income	(0.79)		(0.55)	(0.48)	(0.44)	(0.34)	(0.01)
From net realized gain on investments	(3.70)		(0.90)	—	—	—	—

Total dividends and distributions	(4.49)		(1.45)	(0.48)	(0.44)	(0.34)	(0.01)

Net asset value at end of period	$45.59		$47.82	$44.18	$34.77	$31.10	$30.39

Total investment return (b)	4.92	%(c)	11.82%	28.79%	13.40%	3.43%	16.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	%††	1.76%	1.33%	1.48%	1.42%	1.12%
Net expenses	0.86	%††	0.86%	0.86%	0.89%	0.89%	0.95%
Portfolio turnover rate	22%		32%	29%	40%	44%	49%
Net assets at end of period (in 000’s)	$1,386,244		$1,506,564	$1,417,814	$1,358,999	$1,188,911	$759,317

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R1	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$47.05		$43.49	$34.23	$30.63	$29.93	$25.84

Net investment income (loss) (a)	0.23		0.73	0.54	0.44	0.31	0.30
Net realized and unrealized gain (loss) on investments	1.97		4.24	9.14	3.58	0.77	3.87
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.07)	(0.00)‡

Total from investment operations	2.20		4.97	9.68	4.02	1.01	4.17

Less dividends and distributions:
From net investment income	(0.73)		(0.51)	(0.42)	(0.42)	(0.31)	(0.08)
From net realized gain on investments	(3.70)		(0.90)	—	—	—	—

Total dividends and distributions	(4.43)		(1.41)	(0.42)	(0.42)	(0.31)	(0.08)

Net asset value at end of period	$44.82		$47.05	$43.49	$34.23	$30.63	$29.93

Total investment return (b)	4.84	%(c)	11.71%	28.63%	13.26%	3.35%	16.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03	%††	1.63%	1.43%	1.37%	1.02%	1.07%
Net expenses	0.96	%††	0.96%	0.96%	0.99%	0.99%	1.06%
Portfolio turnover rate	22%		32%	29%	40%	44%	49%
Net assets at end of period (in 000’s)	$3,845		$7,368	$6,737	$21,761	$17,611	$325

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$46.92		$43.38	$34.12	$30.53	$29.85	$25.76

Net investment income (loss) (a)	0.17		0.63	0.38	0.38	0.34	0.22
Net realized and unrealized gain (loss) on investments	1.96		4.22	9.21	3.54	0.63	3.87
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	2.13		4.85	9.59	3.92	0.91	4.09

Less dividends and distributions:
From net investment income	(0.61)		(0.41)	(0.33)	(0.33)	(0.23)	—
From net realized gain on investments	(3.70)		(0.90)	—	—	—	—

Total dividends and distributions	(4.31)		(1.31)	(0.33)	(0.33)	(0.23)	—

Net asset value at end of period	$44.74		$46.92	$43.38	$34.12	$30.53	$29.85

Total investment return (b)	4.73	%(c)	11.43%	28.36%	12.99%	3.05%	15.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75	%††	1.42%	0.98%	1.16%	1.08%	0.80%
Net expenses	1.21	%††	1.21%	1.21%	1.24%	1.24%	1.31%
Portfolio turnover rate	22%		32%	29%	40%	44%	49%
Net assets at end of period (in 000’s)	$13,885		$15,956	$20,140	$19,072	$22,733	$26,735

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$46.68		$43.16	$33.94	$30.38	$29.71	$25.70

Net investment income (loss) (a)	0.11		0.54	0.29	0.30	0.25	0.15
Net realized and unrealized gain (loss) on investments	1.97		4.17	9.16	3.53	0.64	3.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡

Total from investment operations	2.08		4.71	9.45	3.83	0.83	4.01

Less dividends and distributions:
From net investment income	(0.49)		(0.29)	(0.23)	(0.27)	(0.16)	—
From net realized gain on investments	(3.70)		(0.90)	—	—	—	—

Total dividends and distributions	(4.19)		(1.19)	(0.23)	(0.27)	(0.16)	—

Net asset value at end of period	$44.57		$46.68	$43.16	$33.94	$30.38	$29.71

Total investment return (b)	4.57	%(c)	11.18%	28.03%	12.72%	2.79%	15.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50	%††	1.20%	0.74%	0.94%	0.80%	0.54%
Net expenses	1.46	%††	1.46%	1.46%	1.49%	1.49%	1.56%
Portfolio turnover rate	22%		32%	29%	40%	44%	49%
Net assets at end of period (in 000’s)	$1,469		$1,400	$1,696	$1,809	$2,380	$1,850

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

24	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay MAP Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

25

Notes to Financial Statements (Unaudited) (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, certain foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

26	MainStay MAP Fund

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

27

Notes to Financial Statements (Unaudited) (continued)

expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any warrants but did hold certain rights.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

28	MainStay MAP Fund

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Markston International LLC (“Markston” or “Subadvisor”) and Institutional Capital LLC (“ICAP“or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. ICAP is a wholly-owned subsidiary of New York Life. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.72% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $8,001,167.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along

29

Notes to Financial Statements (Unaudited) (continued)

with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,176
Class R2	7,558
Class R3	713

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $21,418 and $24,355, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $41, $63, $24,570 and $3,460, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$176,382
Investor Class	186,774
Class B	82,308
Class C	172,216
Class I	689,601
Class R1	2,101
Class R2	7,289
Class R3	687

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$138,260,166	10.0%

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$23,905,394
Long-Term Capital Gain	45,601,157
Total	$69,506,551

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

30	MainStay MAP Fund

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $468,531 and $700,148, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	351,727	$15,623,627
Shares issued to shareholders in reinvestment of dividends and distributions	742,420	32,466,007
Shares redeemed	(681,644)	(30,366,569)

Net increase (decrease) in shares outstanding before conversion	412,503	17,723,065
Shares converted into Class A (See Note 1)	134,119	5,935,893
Shares converted from Class A (See Note 1)	(19,920)	(875,484)

Net increase (decrease)	526,702	$22,783,474

Year ended October 31, 2014:
Shares sold	723,948	$32,252,647
Shares issued to shareholders in reinvestment of dividends and distributions	246,104	10,570,171
Shares redeemed	(1,714,222)	(76,884,046)

Net increase (decrease) in shares outstanding before conversion	(744,170)	(34,061,228)
Shares converted into Class A (See Note 1)	316,863	14,209,670
Shares converted from Class A (See Note 1)	(33,426)	(1,510,228)

Net increase (decrease)	(460,733)	$(21,361,786)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	116,732	$5,181,320
Shares issued to shareholders in reinvestment of dividends and distributions	318,136	13,915,280
Shares redeemed	(199,735)	(8,915,946)

Net increase (decrease) in shares outstanding before conversion	235,133	10,180,654
Shares converted into Investor Class (See Note 1)	117,090	5,088,611
Shares converted from Investor Class (See Note 1)	(102,251)	(4,552,132)

Net increase (decrease)	249,972	$10,717,133

Year ended October 31, 2014:
Shares sold	243,750	$10,842,608
Shares issued to shareholders in reinvestment of dividends and distributions	100,360	4,312,444
Shares redeemed	(411,502)	(18,379,886)

Net increase (decrease) in shares outstanding before conversion	(67,392)	(3,224,834)
Shares converted into Investor Class (See Note 1)	238,280	10,746,722
Shares converted from Investor Class (See Note 1)	(267,328)	(11,985,059)

Net increase (decrease)	(96,440)	$(4,463,171)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	78,081	$3,197,206
Shares issued to shareholders in reinvestment of dividends and distributions	156,643	6,333,069
Shares redeemed	(168,510)	(6,872,113)

Net increase (decrease) in shares outstanding before conversion	66,214	2,658,162
Shares converted from Class B (See Note 1)	(139,745)	(5,596,888)

Net increase (decrease)	(73,531)	$(2,938,726)

Year ended October 31, 2014:
Shares sold	153,842	$6,361,272
Shares issued to shareholders in reinvestment of dividends and distributions	46,868	1,874,219
Shares redeemed	(343,591)	(14,245,668)

Net increase (decrease) in shares outstanding before conversion	(142,881)	(6,010,177)
Shares converted from Class B (See Note 1)	(274,391)	(11,461,105)

Net increase (decrease)	(417,272)	$(17,471,282)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	202,212	$8,262,513
Shares issued to shareholders in reinvestment of dividends and distributions	260,868	10,546,918
Shares redeemed	(368,505)	(15,174,939)

Net increase (decrease)	94,575	$3,634,492

Year ended October 31, 2014:
Shares sold	219,674	$9,097,184
Shares issued to shareholders in reinvestment of dividends and distributions	69,242	2,769,667
Shares redeemed	(506,113)	(20,990,573)

Net increase (decrease)	(217,197)	$(9,123,722)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,286,350	$58,074,758
Shares issued to shareholders in reinvestment of dividends and distributions	3,050,914	136,253,853
Shares redeemed	(5,434,997)	(246,437,148)

Net increase (decrease)	(1,097,733)	$(52,108,537)

Year ended October 31, 2014:
Shares sold	5,831,385	$262,909,083
Shares issued to shareholders in reinvestment of dividends and distributions	1,084,485	47,478,737
Shares redeemed	(7,502,846)	(343,603,054)

Net increase (decrease)	(586,976)	$(33,215,234)

31

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	9,408	$417,442
Shares issued to shareholders in reinvestment of dividends and distributions	7,794	342,309
Shares redeemed	(88,003)	(4,189,956)

Net increase (decrease)	(70,801)	$(3,430,205)

Year ended October 31, 2014:
Shares sold	23,761	$1,067,601
Shares issued to shareholders in reinvestment of dividends and distributions	5,075	218,841
Shares redeemed	(27,127)	(1,227,313)

Net increase (decrease)	1,709	$59,129

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	17,133	$767,790
Shares issued to shareholders in reinvestment of dividends and distributions	30,194	1,325,215
Shares redeemed	(77,080)	(3,482,366)

Net increase (decrease)	(29,753)	$(1,389,361)

Year ended October 31, 2014:
Shares sold	38,870	$1,730,213
Shares issued to shareholders in reinvestment of dividends and distributions	12,900	555,854
Shares redeemed	(175,965)	(7,799,791)

Net increase (decrease)	(124,195)	$(5,513,724)

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,946	$87,177
Shares issued to shareholders in reinvestment of dividends and distributions	2,892	126,550
Shares redeemed	(1,860)	(81,477)

Net increase (decrease)	2,978	$132,250

Year ended October 31, 2014:
Shares sold	2,828	$126,054
Shares issued to shareholders in reinvestment of dividends and distributions	1,077	46,279
Shares redeemed	(13,216)	(584,488)

Net increase (decrease)	(9,311)	$(412,155)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay MAP Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay MAP Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) and Markston International LLC (“Markston”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, ICAP and Markston in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP as subadvisor to the Fund, and Markston and responses from New York Life Investments, ICAP and Markston to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, ICAP and Markston; (ii) the investment performance of the Fund, New York Life Investments, ICAP and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, ICAP and Markston from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, ICAP and Markston and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, ICAP and Markston

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that ICAP and Markston provide to the Fund. The Board evaluated ICAP’s and Markston’s experience in serving as subadvisors to the

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Fund and managing other portfolios. It examined ICAP’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP and Markston, and ICAP’s and Markston’s overall legal and compliance environment. The Board also reviewed ICAP’s and Markston’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’, ICAP’s and Markston’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, ICAP or Markston had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, ICAP and Markston to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, ICAP and Markston

The Board considered the costs of the services provided by New York Life Investments, ICAP and Markston under the Agreements and the profits realized by New York Life Investments and its affiliates, including

ICAP, and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate. Because Markston’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, and Markston, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, ICAP and Markston must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, ICAP and Markston to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to ICAP and Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP and Markston in

34	MainStay MAP Fund

exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Markston concerning other business relationships between Markston and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Markston, the Board concluded that any profits realized by Markston due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Markston and are based on fees paid to Markston by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to ICAP and Markston are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, ICAP and Markston on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and] the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

36	MainStay MAP Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652277 MS139-15	MSMP10-06/15 NL030

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)         Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 8, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 8, 2015

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.